Dear Policy Owner:

It is a pleasure to bring you the annual report for Allianz ValueLife, a variable universal life product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Allianz ValueLife. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Allianz ValueLife will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

/s/ Lowell C. Anderson

Sincerely,

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America





*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

ALLIANZ VALUELIFE
Change in Unit Prices

                                                                                                            % CHANGE
                                                                  UNIT PRICE*        UNIT PRICE*         IN UNIT PRICE*
SUBACCOUNT NAME                                                    12/31/97           12/31/98        12/31/97 TO 12/31/98
--------------------------------------------------------------------------------------------------------------------------
Global Utilities Securities**                                       $31.22            $34.46                +10.36%

Growth and Income                                                   $39.80            $42.80                 +7.52%

High Income                                                         $24.57            $24.61                 +0.17%

Income Securities                                                   $25.27            $25.50                 +0.88%

Money Market                                                        $16.24            $16.96                 +4.43%

Mutual Shares Securities                                            $12.08            $12.00                 -0.66%

Natural Resources Securities                                        $12.63            $ 9.35                -25.94%

Real Estate Securities                                              $33.03            $27.27                -17.44%

Rising Dividends                                                    $20.85            $22.13                 +6.12%

Small Cap                                                           $15.16            $14.90                 -1.72%

Templeton Developing Markets Equity                                 $10.23            $ 7.96                -22.20%

Templeton Global Asset Allocation                                   $14.03            $13.92                 -0.79%

Templeton Global Growth                                             $15.01            $16.24                 +8.16%

Templeton Global Income Securities                                  $16.99            $18.05                 +6.28%

Templeton International Equity                                      $18.40            $19.28                 +4.77%

Templeton Pacific Growth                                            $ 9.80            $ 8.45                -13.78%

U.S. Government Securities                                          $22.28            $23.75                 +6.64%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 15-YEAR SURRENDER CHARGES (EQUAL TO THE DEFERRED ADMINISTRATIVE CHARGE PLUS THE DEFERRED SALES
LOAD) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.













*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Templeton(R) Valuemark(R) Income Plus (VIP), an immediate variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues VIP. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Templeton Valuemark Income Plus will continue to be an appropriate vehicle for investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America






*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) IV, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark IV. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark IV will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK IV
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                                                                       PREFERRED
                                                                                                                          LIFE
                                                               ALLIANZ LIFE SUBACCOUNT                                 SUBACCOUNT
                               --------------------------------------------------------------------------------------------------
                               UNIT PRICE                                     SINCE       INCEPTION         SINCE      INCEPTION
SUBACCOUNT NAME                ON 12/31/98      1-YEAR         5-YEAR       INCEPTION       DATE          INCEPTION      DATE
---------------------------------------------------------------------------------------------------------------------------------
Capital Growth                   $15.54         +12.41%        --             +16.39%      05/01/96        +16.15%      06/10/96

Global Health Care
  Securities(1)                  $10.60         --             --              -0.06%      05/01/98         +7.33%      08/17/98

Global Utilities
  Securities(2)                  $28.08          +3.44%         +9.69%        +10.89%      01/24/89        +10.77%      09/06/91

Growth & Income                  $25.99          +0.63%        +13.31%        +10.02%      01/24/89        +12.33%      09/06/91

High Income                      $21.02          -6.67%         +6.24%         +7.69%      01/24/89         +9.14%      09/06/91

Income Securities                $24.90          -5.96%         +6.50%         +9.55%      01/24/89         +9.45%      09/06/91

Money Market(1)                  $14.26          -2.44%         +2.79%         +3.55%      01/24/89         +2.76%      09/06/91

Mutual Discovery
  Securities                     $11.20         -12.50%        --              +3.05%      11/08/96         +2.52%      12/02/96

Mutual Shares Securities         $11.81          -7.49%        --              +5.75%      11/08/96         +5.35%      12/02/96

Natural Resources
  Securities                     $ 8.43         -32.58%        -11.34%         -1.79%      01/24/89         -2.93%      09/06/91

Real Estate Securities           $22.90         -24.15%         +7.82%         +8.62%      01/24/89        +10.79%      09/06/91

Rising Dividends                 $21.03          -0.76%        +14.86%        +11.11%      01/27/92        +11.33%      03/10/92

Small Cap                        $14.56          -8.54%        --             +11.44%      11/01/95         +4.15%      06/10/96

Templeton Developing
  Markets Equity                 $ 7.96         -28.87%        --              -5.62%      03/15/94         -5.72%      04/25/94

Templeton Global Asset
  Allocation                     $13.54          -7.62%        --              +7.59%      05/01/95         +7.15%      08/04/95

Templeton Global Growth          $16.24          +1.26%        --             +10.06%      03/15/94        +10.35%      04/25/94

Templeton Global Income
  Securities                     $17.75          -0.60%         +3.32%         +5.87%      01/24/89         +5.08%      09/06/91

Templeton International
  Equity                         $18.32          -2.10%         +7.88%         +8.90%      01/27/92         +9.08%      03/10/92

Templeton International
  Smaller Companies              $ 9.34          -19.67%       --              -4.65%      05/01/96         -5.53%      06/10/96

Templeton Pacific Growth         $ 8.03         -20.52%        -12.01%         -3.51%      01/27/92         -3.55%      03/10/92

U.S. Government Securities       $18.85          -0.25%         +4.53%         +6.60%      03/14/89         +6.26%      09/06/91

Value Securities(1)              $ 7.71         --             --             -28.97%      05/01/98         -8.66%      08/17/98

Zero Coupon - 2000(1)            $20.50          -0.19%         +3.58%         +7.53%      03/14/89         +7.21%      09/06/91

Zero Coupon - 2005(1)            $24.79          +4.77%         +6.01%         +9.63%      03/14/89         +9.91%      09/06/91

Zero Coupon - 2010(1)            $27.67          +6.65%         +8.32%        +10.87%      03/14/89        +12.03%      09/06/91

Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Figures are based on subaccount performance; Franklin Valuemark IV was first available February 3, 1997. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 6% to 0% over seven full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) III, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark III. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows standardized average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark III will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK III
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges

                                                SUBACCOUNT
                                                INCEPTION                                          SINCE         UNIT PRICE
SUBACCOUNT NAME                                   DATE          1-YEAR         5-YEAR             INCEPTION      ON 12/31/98
----------------------------------------------------------------------------------------------------------------------------
Capital Growth                                  05/01/96       +13.42%            --               +17.33%          $15.57

Global Health Care Securities(1)                05/01/98           --             --                +0.90%          $10.61

Global Utilities Securities(2)                  01/24/89        +4.44%        +10.18%              +10.98%          $28.31

Growth & Income                                 01/24/89        +1.63%        +13.78%              +10.11%          $26.23

High Income                                     01/24/89        -5.68%         +6.81%               +7.78%          $21.21

Income Securities                               01/24/89        -4.97%         +7.07%               +9.65%          $25.12

Money Market(1)                                 01/24/89        -1.44%         +3.42%               +3.64%          $14.39

Mutual Discovery Securities                     11/08/96       -11.52%        --                    +4.44%          $11.23

Mutual Shares Securities                        11/08/96        -6.50%        --                    +7.11%          $11.84

Natural Resources Securities                    01/24/89       -31.62%        -10.30%               -1.70%          $ 8.51

Real Estate Securities                          01/24/89       -23.17%        +8.36%                +8.72%          $23.11

Rising Dividends                                01/27/92        +0.24%        +15.31%               +11.34%         $21.17

Small Cap                                       11/01/95        -7.56%        --                    +12.30%         $14.60

Templeton Developing Markets Equity             03/15/94       -27.90%        --                    -4.76%          $ 7.99

Templeton Global Asset Allocation               05/01/95        -6.63%        --                    +8.36%          $13.59

Templeton Global Growth                         03/15/94        +2.26%        --                    +10.59%         $16.31

Templeton Global Income Securities              01/24/89        +0.39%         +3.94%               +5.96%          $17.91

Templeton International Equity                  01/27/92        -1.11%         +8.42%               +9.15%          $18.44

Templeton International Smaller
  Companies                                     05/01/96       -18.69%        --                    -3.40%          $ 9.36

Templeton Pacific Growth                        01/27/92       -19.54%        -10.94%               -3.12%          $ 8.08

U.S. Government Securities                      03/14/89        +0.75%         +5.13%               +6.70%          $19.01

Value Securities(1)                             05/01/98       --             --                    -28.03%         $ 7.72

Zero Coupon - 2000(1)                           03/14/89        +0.81%         +4.19%               +7.63%          $20.68

Zero Coupon - 2005(1)                           03/14/89        +5.77%         +6.58%               +9.73%          $25.00

Zero Coupon - 2010(1)                           03/14/89        +7.66%         +8.86%               +10.98%         $27.92

Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Figures are based on subaccount performance; Franklin Valuemark III was first available January 1, 1994. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 6% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.





1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) II, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark II. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark II will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.



Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK II
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                   ALLIANZ LIFE SUBACCOUNT
                                            UNIT PRICE                                        SINCE         INCEPTION
SUBACCOUNT NAME                             ON 12/31/98       1-YEAR          5-YEAR        INCEPTION          DATE
-----------------------------------------------------------------------------------------------------------------------
Capital Growth                                 $15.57        +14.27%             --          +17.33%          05/01/96

Global Health Care Securities(1)               $10.61            --              --           +1.75%          05/01/98

Global Utilities Securities(2)                 $28.31         +5.29%         +10.18%         +10.98%          01/24/89

Growth & Income                                $26.23         +2.48%         +13.78%         +10.11%          01/24/89

High Income                                    $21.21         -4.83%          +6.81%          +7.78%          01/24/89

Income Securities                              $25.12         -4.12%          +7.07%          +9.65%          01/24/89

Money Market(1)                                $14.39         -0.59%          +3.42%          +3.64%          01/24/89

Mutual Discovery Securities                    $11.23        -10.67%             --           +4.44%          11/08/96

Mutual Shares Securities                       $11.84         -5.65%             --           +7.11%          11/08/96

Natural Resources Securities                   $ 8.51        -30.77%         -10.30%          -1.70%          01/24/89

Real Estate Securities                         $23.11        -22.32%          +8.36%          +8.72%          01/24/89

Rising Dividends                               $21.17         +1.09%         +15.31%         +11.34%          01/27/92

Small Cap                                      $14.60         -6.71%             --          +12.30%          11/01/95

Templeton Developing Markets Equity            $ 7.99        -27.05%             --           -4.76%          03/15/94

Templeton Global Asset Allocation              $13.59         -5.78%             --           +8.36%          05/01/95

Templeton Global Growth                        $16.31         +3.11%             --          +10.59%          03/15/94

Templeton Global Income Securities             $17.91         +1.24%          +3.94%          +5.96%          01/24/89

Templeton International Equity                 $18.44         -0.26%          +8.42%          +9.15%          01/27/92

Templeton International Smaller
  Companies                                    $ 9.36       -17.84%              --           -3.40%          05/01/96

Templeton Pacific Growth                       $ 8.08        -18.69%         -10.94%          -3.12%          01/27/92

U.S. Government Securities                     $19.01         +1.60%          +5.13%          +6.70%          03/14/89

Value Securities(1)                            $ 7.72            --              --          -27.18%          05/01/98

Zero Coupon - 2000(1)                          $20.68         +1.66%          +4.19%          +7.63%          03/14/89

Zero Coupon - 2005(1)                          $25.00         +6.62%          +6.58%          +9.73%          03/14/89

Zero Coupon - 2010(1)                          $27.92         +8.51%          +8.86%         +10.98%          03/14/89




                                                 PREFERRED LIFE
                                                   SUBACCOUNT
                                               SINCE       INCEPTION
SUBACCOUNT NAME                              INCEPTION        DATE
---------------------------------------------------------------------
Capital Growth                                +17.15%       06/10/96

Global Health Care Securities(1)               +9.11%       08/17/98

Global Utilities Securities(2)                +10.86%       09/06/91

Growth & Income                               +12.43%       09/06/91

High Income                                    +9.24%       09/06/91

Income Securities                              +9.55%       09/06/91

Money Market(1)                                -2.85%       09/06/91

Mutual Discovery Securities                    +3.96%       12/02/96

Mutual Shares Securities                       +6.75%       12/02/96

Natural Resources Securities                   -2.85%       09/06/91

Real Estate Securities                        +10.89%       09/06/91

Rising Dividends                              +11.56%       03/10/92

Small Cap                                      +5.30%       06/10/96

Templeton Developing Markets Equity            -4.85%       04/25/94

Templeton Global Asset Allocation              +8.00%       08/04/95

Templeton Global Growth                       +10.89%       04/25/94

Templeton Global Income Securities             +5.17%       09/06/91

Templeton International Equity                 +9.32%       03/10/92

Templeton International Smaller
  Companies                                    -4.21%       06/10/96

Templeton Pacific Growth                       -3.16%       03/10/92

U.S. Government Securities                     +6.36%       09/06/91

Value Securities(1)                            -6.87%       08/17/98

Zero Coupon - 2000(1)                          +7.31%       09/06/91

Zero Coupon - 2005(1)                         +10.01%       09/06/91

Zero Coupon - 2010(1)                         +12.13%       09/06/91



Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 5% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Policy Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) Life, a single-premium variable life insurance product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark Life. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark Life will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning, and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,


/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK LIFE
Change in Unit Prices


                                                                                                          % CHANGE
                                                                    UNIT PRICE*      UNIT PRICE*       IN UNIT PRICE*
SUBACCOUNT NAME                                                      12/31/97         12/31/98      12/31/97 TO 12/31/98
------------------------------------------------------------------------------------------------------------------------
Capital Growth                                                        $13.27          $15.85              +19.39%

Global Health Care Securities**                                       $10.00          $10.66               +6.60%

Global Utilities Securities***                                        $31.22          $34.46              +10.36%

Growth and Income                                                     $39.80          $42.80               +7.52%

High Income                                                           $24.57          $24.61               +0.17%

Income Securities                                                     $25.27          $25.50               +0.88%

Money Market                                                          $16.24          $16.96               +4.43%

Mutual Discovery Securities                                           $12.07          $11.38               -5.71%

Mutual Shares Securities                                              $12.08          $12.00               -0.66%

Natural Resources Securities                                          $12.63          $ 9.35              -25.94%

Real Estate Securities                                                $33.03          $27.27              -17.44%

Rising Dividends                                                      $20.85          $22.13               +6.12%

Small Cap                                                             $15.16          $14.90               -1.72%

Templeton Developing Markets Equity                                   $10.23          $ 7.96              -22.20%

Templeton Global Asset Allocation                                     $14.03          $13.92               -0.79%

Templeton Global Growth                                               $15.01          $16.24               +8.16%

Templeton Global Income Securities                                    $16.99          $18.05               +6.28%

Templeton International Equity                                        $18.40          $19.28               +4.77%

Templeton International Smaller Companies                             $10.94          $ 9.53              -12.93%

Templeton Pacific Growth                                              $ 9.80          $ 8.45              -13.78%

U.S. Government Securities                                            $22.28          $23.75               +6.64%

Value Securities**                                                    $10.00          $ 7.75              -22.50%

Zero Coupon - 2000                                                    $25.39          $27.09               +6.70%

Zero Coupon - 2005                                                    $29.72          $33.20              +11.69%

Zero Coupon - 2010                                                    $34.63          $39.34              +13.59%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 10-YEAR DEFERRED ISSUE CHARGE (COVERING PREMIUM TAXES, SALES CHARGES AND POLICY ISSUE CHARGE) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**The subaccount began operations May 1, 1998, so figures reflect the change in unit price from May 1, 1998, to December 31, 1998, rather than from the reporting period of December 31, 1997, to December 31, 1998. In addition, expense reductions by the investment managers increased returns; these arrangements have been terminated.
***Prior to May 1, 1998, Utility Equity.

Dear Contract Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) II, a flexible-premium deferred variable annuity, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America (in New York, Preferred Life Insurance Company of New York), which issues Franklin Valuemark II. This rating confirms the company's financial soundness and its ability to meet its obligations to contract holders like you. Allianz Life and Preferred Life have also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows average annual total returns and each portfolio's unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark II will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term retirement and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.



Sincerely,

/s/ Lowell C. Anderson                         /s/ Ronald L. Wobbeking

Lowell C. Anderson                             Ronald L. Wobbeking
Chairman of the Board                          Chairman of the Board
Allianz Life Insurance Company                 Preferred Life Insurance Company
of North America                               of New York


*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK II
Standardized Average Annual Total Returns for the periods ended 12/31/98 With Contingent Deferred Sales Charge and Other Charges


                                                                   ALLIANZ LIFE SUBACCOUNT
                                            UNIT PRICE                                        SINCE         INCEPTION
SUBACCOUNT NAME                             ON 12/31/98       1-YEAR          5-YEAR        INCEPTION          DATE
-----------------------------------------------------------------------------------------------------------------------
Capital Growth                                 $15.57        +14.27%             --          +17.33%          05/01/96

Global Health Care Securities(1)               $10.61            --              --           +1.75%          05/01/98

Global Utilities Securities(2)                 $28.31         +5.29%         +10.18%         +10.98%          01/24/89

Growth & Income                                $26.23         +2.48%         +13.78%         +10.11%          01/24/89

High Income                                    $21.21         -4.83%          +6.81%          +7.78%          01/24/89

Income Securities                              $25.12         -4.12%          +7.07%          +9.65%          01/24/89

Money Market(1)                                $14.39         -0.59%          +3.42%          +3.64%          01/24/89

Mutual Discovery Securities                    $11.23        -10.67%             --           +4.44%          11/08/96

Mutual Shares Securities                       $11.84         -5.65%             --           +7.11%          11/08/96

Natural Resources Securities                   $ 8.51        -30.77%         -10.30%          -1.70%          01/24/89

Real Estate Securities                         $23.11        -22.32%          +8.36%          +8.72%          01/24/89

Rising Dividends                               $21.17         +1.09%         +15.31%         +11.34%          01/27/92

Small Cap                                      $14.60         -6.71%             --          +12.30%          11/01/95

Templeton Developing Markets Equity            $ 7.99        -27.05%             --           -4.76%          03/15/94

Templeton Global Asset Allocation              $13.59         -5.78%             --           +8.36%          05/01/95

Templeton Global Growth                        $16.31         +3.11%             --          +10.59%          03/15/94

Templeton Global Income Securities             $17.91         +1.24%          +3.94%          +5.96%          01/24/89

Templeton International Equity                 $18.44         -0.26%          +8.42%          +9.15%          01/27/92

Templeton International Smaller
  Companies                                    $ 9.36       -17.84%              --           -3.40%          05/01/96

Templeton Pacific Growth                       $ 8.08        -18.69%         -10.94%          -3.12%          01/27/92

U.S. Government Securities                     $19.01         +1.60%          +5.13%          +6.70%          03/14/89

Value Securities(1)                            $ 7.72            --              --          -27.18%          05/01/98

Zero Coupon - 2000(1)                          $20.68         +1.66%          +4.19%          +7.63%          03/14/89

Zero Coupon - 2005(1)                          $25.00         +6.62%          +6.58%          +9.73%          03/14/89

Zero Coupon - 2010(1)                          $27.92         +8.51%          +8.86%         +10.98%          03/14/89




                                                 PREFERRED LIFE
                                                   SUBACCOUNT
                                               SINCE       INCEPTION
SUBACCOUNT NAME                              INCEPTION        DATE
---------------------------------------------------------------------
Capital Growth                                +17.15%       06/10/96

Global Health Care Securities(1)               +9.11%       08/17/98

Global Utilities Securities(2)                +10.86%       09/06/91

Growth & Income                               +12.43%       09/06/91

High Income                                    +9.24%       09/06/91

Income Securities                              +9.55%       09/06/91

Money Market(1)                                -2.85%       09/06/91

Mutual Discovery Securities                    +3.96%       12/02/96

Mutual Shares Securities                       +6.75%       12/02/96

Natural Resources Securities                   -2.85%       09/06/91

Real Estate Securities                        +10.89%       09/06/91

Rising Dividends                              +11.56%       03/10/92

Small Cap                                      +5.30%       06/10/96

Templeton Developing Markets Equity            -4.85%       04/25/94

Templeton Global Asset Allocation              +8.00%       08/04/95

Templeton Global Growth                       +10.89%       04/25/94

Templeton Global Income Securities             +5.17%       09/06/91

Templeton International Equity                 +9.32%       03/10/92

Templeton International Smaller
  Companies                                    -4.21%       06/10/96

Templeton Pacific Growth                       -3.16%       03/10/92

U.S. Government Securities                     +6.36%       09/06/91

Value Securities(1)                            -6.87%       08/17/98

Zero Coupon - 2000(1)                          +7.31%       09/06/91

Zero Coupon - 2005(1)                         +10.01%       09/06/91

Zero Coupon - 2010(1)                         +12.13%       09/06/91



Figures show the average annual change in value, assuming reinvestment of dividends and capital gains. Performance reflects all charges, including the annual contract maintenance charge and applicable contingent deferred sales charges (CDSC). The CDSC reduces from 5% to 0% over five full years for each purchase payment and is adjusted for the applicable free withdrawal privilege. Averaged returns smooth out variations in a subaccount's returns, which can be significant; they are not the same as year-by-year results. Results for less than one year are aggregate total return. Results are based on past performance of the subaccounts of Allianz Life Insurance Company of North America ("Allianz Life") and its subsidiary Preferred Life Insurance Company of New York ("Preferred Life"). The Allianz Life and Preferred Life subaccounts are identical except for subaccount inception dates. Investment returns and the value of your principal will vary with market conditions, so you may have a gain or loss when you sell your units. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future.

1. Past expense reductions by the manager increased total return.
2. Prior to May 1, 1998, Utility Equity.

Dear Policy Owner:

It is a pleasure to bring you the annual report for Franklin(R) Valuemark(R) Life, a single-premium variable life insurance product, and the Franklin Valuemark Funds for the period ended December 31, 1998.

We are very pleased that Standard & Poor's(R) rating agency assigned their top rating, AAA (extremely strong), to Allianz Life Insurance Company of North America, which issues Franklin Valuemark Life. This rating confirms the company's financial soundness and its ability to meet its obligations to policy holders like you. Allianz Life has also received excellent ratings from A.M. Best, Moody's and Laughlin Analytics.*

In the accompanying report from the Franklin Templeton portfolio managers, you will find a summary covering each portfolio's performance as well as global market conditions over the past twelve months. The portfolio performance table, presented on the following page, shows each portfolio's change in unit price for the year ended December 31, 1998. We encourage you to take note of the portfolios' long-term performance illustrated by the graph accompanying each portfolio summary within this book. The graph shows how a $10,000 hypothetical investment would have grown since the portfolio's inception through December 31, 1998. It is important to remember that financial markets fluctuate daily, and past investment conditions and results are not predictive of future trends.

We look to the future with confidence and believe Franklin Valuemark Life will continue to be an appropriate vehicle for tax-conscious investors seeking to meet their long-term estate planning, and other financial and insurance needs. As always, we thank you for your continued support and look forward to serving you in the years to come.

Sincerely,

/s/ Lowell C. Anderson

Lowell C. Anderson
Chairman of the Board
Allianz Life Insurance Company of North America




*Ratings are from independent analysts of the insurance industry and are subject to change. The ratings reflect the analysts' assessments of the insurance company's financial condition and do not pertain to the investment portfolios, which fluctuate with market conditions.

FRANKLIN VALUEMARK LIFE
Change in Unit Prices


                                                                                                          % CHANGE
                                                                    UNIT PRICE*      UNIT PRICE*       IN UNIT PRICE*
SUBACCOUNT NAME                                                      12/31/97         12/31/98      12/31/97 TO 12/31/98
------------------------------------------------------------------------------------------------------------------------
Capital Growth                                                        $13.27          $15.85              +19.39%

Global Health Care Securities**                                       $10.00          $10.66               +6.60%

Global Utilities Securities***                                        $31.22          $34.46              +10.36%

Growth and Income                                                     $39.80          $42.80               +7.52%

High Income                                                           $24.57          $24.61               +0.17%

Income Securities                                                     $25.27          $25.50               +0.88%

Money Market                                                          $16.24          $16.96               +4.43%

Mutual Discovery Securities                                           $12.07          $11.38               -5.71%

Mutual Shares Securities                                              $12.08          $12.00               -0.66%

Natural Resources Securities                                          $12.63          $ 9.35              -25.94%

Real Estate Securities                                                $33.03          $27.27              -17.44%

Rising Dividends                                                      $20.85          $22.13               +6.12%

Small Cap                                                             $15.16          $14.90               -1.72%

Templeton Developing Markets Equity                                   $10.23          $ 7.96              -22.20%

Templeton Global Asset Allocation                                     $14.03          $13.92               -0.79%

Templeton Global Growth                                               $15.01          $16.24               +8.16%

Templeton Global Income Securities                                    $16.99          $18.05               +6.28%

Templeton International Equity                                        $18.40          $19.28               +4.77%

Templeton International Smaller Companies                             $10.94          $ 9.53              -12.93%

Templeton Pacific Growth                                              $ 9.80          $ 8.45              -13.78%

U.S. Government Securities                                            $22.28          $23.75               +6.64%

Value Securities**                                                    $10.00          $ 7.75              -22.50%

Zero Coupon - 2000                                                    $25.39          $27.09               +6.70%

Zero Coupon - 2005                                                    $29.72          $33.20              +11.69%

Zero Coupon - 2010                                                    $34.63          $39.34              +13.59%

The unit price is the subaccount net asset value, less any daily charges including an annual asset charge of 0.75% and portfolio charges, divided by the number of outstanding units at the end of the valuation period.

THE UNIT PRICE DOES NOT CONTAIN CERTAIN CHARGES, INCLUDING THE 10-YEAR DEFERRED ISSUE CHARGE (COVERING PREMIUM TAXES, SALES CHARGES AND POLICY ISSUE CHARGE) AND THE COST OF INSURANCE, DEDUCTED FROM THE POLICY ACCOUNT OR FROM PREMIUM PAYMENTS. THESE CHARGES AND DEDUCTIONS CAN HAVE A SIGNIFICANT EFFECT ON POLICY ACCOUNT, INSURANCE BENEFIT, AND CASH SURRENDER VALUES. SEE THE POLICY PROSPECTUS FOR A COMPLETE DESCRIPTION OF THESE CHARGES, INCLUDING APPLICABLE SALES CHARGES.

All unit prices were $10.00 at inception. PAST PERFORMANCE CANNOT PREDICT OR GUARANTEE FUTURE RESULTS. Since 1982, it has been a period of generally rising securities prices, which may not be sustained in the future. This information is for policy owners only and may not be used as sales literature.

*The unit prices have been rounded to the nearest hundredth. Percent change is calculated using actual unit prices.
**The subaccount began operations May 1, 1998, so figures reflect the change in unit price from May 1, 1998, to December 31, 1998, rather than from the reporting period of December 31, 1997, to December 31, 1998. In addition, expense reductions by the investment managers increased returns; these arrangements have been terminated.
***Prior to May 1, 1998, Utility Equity.

FRANKLIN VALUEMARK FUNDS ANNUAL REPORT TABLE OF CONTENTS

                                                [Celebrating Over 50 years SEAL]


LETTER TO CONTRACT OWNERS .............................................        2
A WORD ABOUT RISK .....................................................        5
PORTFOLIO OBJECTIVES AND PRIMARY INVESTMENTS ..........................        6
PORTFOLIO SUMMARIES
Portfolios Seeking Capital Growth
  Capital Growth Fund .................................................        9
  Global Health Care Securities Fund ..................................       11
  Mutual Discovery Securities Fund ....................................       13
  Natural Resources Securities Fund ...................................       14
  Small Cap Fund ......................................................       16
  Templeton Developing Markets Equity Fund ............................       18
  Templeton Global Growth Fund ........................................       21
  Templeton International Equity Fund .................................       23
  Templeton International Smaller Companies Fund ......................       25
  Templeton Pacific Growth Fund .......................................       28
Portfolios Seeking Growth and Income
  Global Utilities Securities Fund ....................................       31
  Growth and Income Fund ..............................................       34
  Income Securities Fund ..............................................       36
  Mutual Shares Securities Fund .......................................       38
  Real Estate Securities Fund .........................................       40
  Rising Dividends Fund ...............................................       42
  Templeton Global Asset Allocation Fund ..............................       45
  Value Securities Fund ...............................................       48
Portfolios Seeking Current Income
  High Income Fund ....................................................       49
  Templeton Global Income Securities Fund .............................       51
  U.S. Government Securities Fund .....................................       54
  Zero Coupon Funds ...................................................       56
Portfolio Seeking Capital Preservation and Income
  Money Market Fund ...................................................       59
IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION .........................       61
INDEX DEFINITIONS .....................................................       62
FINANCIAL HIGHLIGHTS & STATEMENT OF INVESTMENTS .......................       68
FINANCIAL STATEMENTS ..................................................      163
NOTES TO FINANCIAL STATEMENTS .........................................      182
INDEPENDENT AUDITORS' REPORT ..........................................      197
TAX INFORMATION .......................................................      198
PROSPECTUS SUPPLEMENTS ................................................      199


--------------------------------------------------------------------------------
Thank you for investing with Franklin Valuemark. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do portfolio unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS NOW ISSUES ANOTHER CLASS OF SHARES, WHICH IS CALLED CLASS 2. FOR THAT REASON, THE ORIGINAL SHARE CLASS IN WHICH YOU INVEST HAS BEEN RENAMED CLASS 1. THERE ARE NO OTHER CHANGES TO CLASS 1 SHARES, WHICH WILL CONTINUE TO BE AVAILABLE AS BEFORE.

PLEASE RETAIN THIS DOCUMENT, INCLUDING THE ENCLOSED PROSPECTUS SUPPLEMENTS ON P. 199, WITH YOUR CURRENT PROSPECTUS, FOR REFERENCE.
--------------------------------------------------------------------------------

LETTER TO CONTRACT OWNERS




Dear Contract Owners:

Although the one-year reporting period witnessed overall positive stock market performance for the U.S. and much of Europe, we believe the market correction in late August, precipitated in part by Russia's debt default and currency devaluation, proved that these markets were not immune to troubles elsewhere in the world. The spread of emerging market problems evidently sparked fears of a liquidity crisis in the U.S., as poor-performing loans began to negatively affect major American bank balance sheets and prompted the bailout of a major hedge fund. Many financial institutions curtailed their lending, creating a "credit crunch" that adversely affected many companies.

The Federal Reserve Board (the Fed) took swift action in an effort to stimulate growth. Over September, October and November, the Fed's monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate by 0.75%, to 4.75%. The Fed's move attempted to provide liquidity to the financial system and make it easier for major corporations to obtain favorable lending from banks. This provided a positive boost to equity markets, and the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) ended the year up 28.6%, more than recouping the losses of August and September.

With less return for their money in the fixed-income markets, investors seemed willing to pay higher price-to-earnings (P/E) ratios for the largest capitalization stocks. In fact, much of the rise in the S&P 500 did not come from higher earnings, but from the rising price investors in general were willing to pay per dollar of earnings. On December 31, 1998, the average P/E ratio for the S&P 500 was 31.97, compared with 24.51 a year earlier, while according to IBES International, an analyst-estimate tracking service, operating profits for the S&P 500 companies were expected to fall about 1% for 1998. Amid market uncertainty, investors generally fled to the perceived safety of large capitalization stocks, and small capitalization, value stocks were generally left behind in the rally. The Russell 2000(R) Index, which tracks small capitalization stock performance, was down 2.6% for the year.

European markets closely mirrored those in the U.S., ending the reporting period up 28.9%, as shown by the Morgan Stanley Capital International(R) (MSCI) Europe Index, which tracks 15 developed market European countries. The European Monetary Union (EMU) members continued a policy of fiscal tightening and monetary policy reform to meet the required membership criteria and to prepare for the first stage of euro implementation on January 1, 1999. That implementation is expected to involve the definition and execution of a single monetary policy in the euro, the setting of euro conversion rates, and the beginning of foreign exchange transactions in the euro and euro-denominated new public debt issuance. Also, during the reporting period, Europe came closer to having a single stock market when the Frankfurt and London stock exchanges decided to jointly trade Europe's top blue chip shares.

The Japanese and emerging market economies, on the other hand, continued their downward slide. In our view, Japan's economy went from bad to worse. By October it had contracted four quarters in a row, despite various fiscal-stimulus packages. The Nikkei average tumbled to 12,880 in October, its lowest level for 13 years, from the year's high of 17,264 in March. Much of East Asia plunged into a recession; Russia's economy imploded; and, by the end of the year, Brazil's economy shrank after spending $30 billion defending its currency.

As mentioned in the semiannual report, the potential upside of the ongoing turmoil in emerging markets is positive reform, such as more open business practices and improved treatment of non-controlling and foreign investors. Although significant risks remain, we continue to be optimistic about the future performance of emerging market investments. Over the long term, we feel competition between foreign and domestic investors should drive demand and prices higher. Although volatility is inevitable in emerging markets, the increasing activity of bargain-hunting, private equity funds and strategic investors may boost share prices and add stability to the asset class.

The fixed-income sector was marked by periodic but persistent crises in emerging market countries last year, while bond yields fell (prices rose) in the world's major industrial markets. Not surprisingly, emerging market bonds underperformed higher-quality industrial market bonds during the reporting period. In the U.S., the spread between high yield or "junk" bonds and Treasury securities widened, indicating investors' demand for higher yields to compensate them for taking on higher risk. Meanwhile corporate bond issuance surged. Even though yield spreads were wider, overall corporate borrowing costs declined, thanks to falling Treasury yields. On December 31, 1998, the benchmark 30-year Treasury bond yielded 5.09%, compared with 5.93% a year earlier.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Valuemark Funds

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. government. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Valuemark Funds prospectus. Your investment representative can help you determine which portfolios may be right for you.

PORTFOLIO OBJECTIVES AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including portfolio policies and risks, please refer to your Franklin Valuemark Funds prospectus or contact your investment representative.


PORTFOLIOS SEEKING CAPITAL GROWTH
GLOBAL GROWTH

--------------------------------------------------------------------------------------------------------
GLOBAL HEALTH CARE SECURITIES FUND              Seeks capital appreciation. The portfolio concentrates
                                                its investments in U.S. and foreign equity securities
                                                issued by large and small capitalization health care
                                                companies, including pharmaceutical, biotechnology,
                                                medical and health services and medical supply companies.
--------------------------------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND                Seeks capital appreciation. Using a value-driven
                                                approach, the portfolio invests primarily in U.S. and
                                                foreign equity securities, including securities of small
                                                capitalization companies; may also invest in companies
                                                involved in mergers and bankruptcies, as well as debt
                                                securities of any quality including "junk bonds" and
                                                defaulted securities.
--------------------------------------------------------------------------------------------------------
NATURAL RESOURCES SECURITIES FUND               Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                securities of companies in or related to the natural
                                                resources sector in any nation, including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS EQUITY FUND        Seeks long-term capital appreciation. The portfolio
                                                invests primarily in equity securities of issuers in
                                                foreign countries with developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND                    Seeks long-term capital growth. The portfolio maintains a
                                                flexible policy of investing in stocks and debt
                                                obligations of companies and governments of any nation,
                                                including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND             Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of companies whose primary
                                                operations are outside the U.S., including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND  Seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller
                                                companies outside the U.S., including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON PACIFIC GROWTH FUND                   Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of companies whose primary
                                                operations are in Pacific Rim countries, most of which
                                                have developing markets.
--------------------------------------------------------------------------------------------------------

DOMESTIC GROWTH

--------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND                             Seeks capital appreciation, with current income as a
                                                secondary consideration. The portfolio invests primarily
                                                in equity securities of large- or mid-cap U.S. companies,
                                                and to a lesser extent in small-cap companies. The
                                                portfolio may also invest a portion in foreign
                                                securities, including developing markets.
--------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                  Seeks long-term capital growth. The portfolio invests
                                                primarily in equity securities of small capitalization
                                                growth companies. The portfolio may also invest a portion
                                                in foreign securities.
--------------------------------------------------------------------------------------------------------


PORTFOLIOS SEEKING GROWTH AND INCOME

--------------------------------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES FUND                Seeks both capital appreciation and current income. The
 (Prior to May 1, 1998,                         portfolio concentrates its investments in securities of
the Utility Equity Fund.)                       issuers in the public utilities industry (such as
                                                electricity and telecommunications companies) in any
                                                nation, including developing markets.
--------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                          Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                U.S. common stocks and securities convertible into common
                                                stocks, and may invest a portion in foreign securities,
                                                including developing markets.
--------------------------------------------------------------------------------------------------------
INCOME SECURITIES FUND                          Seeks to maximize income while maintaining prospects for
                                                capital appreciation. The portfolio invests in debt and
                                                equity securities, including "junk bonds." The portfolio
                                                may invest in foreign securities, including developing
                                                markets.
--------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND                   Seeks capital appreciation, with current income as a
                                                secondary objective. Using a value-driven approach, the
                                                portfolio invests primarily in domestic equities,
                                                including common and preferred stocks and convertible
                                                securities; may also invest in companies involved in
                                                mergers and bankruptcies, as well as debt securities of
                                                any quality, including "junk bonds" and defaulted
                                                securities. The portfolio may also invest in foreign
                                                securities.
--------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND                     Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio concentrates its
                                                investments in real estate investment trusts (REITs) and
                                                publicly traded securities of companies in the real
                                                estate industry.
--------------------------------------------------------------------------------------------------------
RISING DIVIDENDS FUND                           Seeks capital appreciation, with current income as a
                                                secondary objective. The portfolio invests primarily in
                                                the equity securities of companies that have paid
                                                consistently rising dividends over the past ten years.
                                                Preservation of capital is also an important
                                                consideration. The portfolio may also invest a small
                                                portion in foreign securities.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET ALLOCATION FUND          Seeks a high level of total return. The portfolio has a
                                                flexible policy of investing in equity securities, debt
                                                obligations and money market instruments of companies and
                                                governments of any nation, including developing markets.
                                                In addition, the portfolio may invest in "junk bonds."
--------------------------------------------------------------------------------------------------------
VALUE SECURITIES FUND                           Seeks long-term total return. The portfolio invests
                                                primarily in securities of companies, which in the
                                                portfolio manager's opinion, are selling substantially
                                                below the underlying value of their assets or private
                                                market value. Such companies may include small
                                                capitalization companies, takeover candidates,
                                                turnarounds and companies emerging from bankruptcy. The
                                                portfolio may also invest a portion in foreign
                                                securities.
--------------------------------------------------------------------------------------------------------


PORTFOLIOS SEEKING CURRENT INCOME
--------------------------------------------------------------------------------------------------------
HIGH INCOME FUND                                Seeks a high level of current return, with capital
                                                appreciation as a secondary objective. The portfolio
                                                invests in debt securities and dividend-paying common and
                                                preferred stocks, which may include high risk securities
                                                and "junk bonds." The portfolio may also invest in
                                                foreign securities, including developing markets.
--------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME SECURITIES FUND         Seeks high current income, with capital appreciation as a
                                                secondary objective. The portfolio invests in debt
                                                securities from any nation, including developing markets.
                                                The portfolio may also invest in lower-rated debt
                                                securities.
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                 Seeks to earn income. The portfolio invests exclusively
                                                in obligations of the U.S. government, its agencies or
                                                instrumentalities, with an emphasis on mortgage-backed
                                                securities.
--------------------------------------------------------------------------------------------------------
THREE ZERO COUPON FUNDS                         The three zero coupon bond portfolios seek a high
(MATURITY DATES: 2000, 2005, 2010)              investment return consistent with preservation of
                                                capital. Each zero coupon portfolio seeks to return a
                                                reasonably assured target dollar amount, predictable at
                                                the time of the investment, on a specific date in the
                                                future. The portfolios may not be appropriate for those
                                                who intend to redeem units before the maturity dates.
--------------------------------------------------------------------------------------------------------


PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
--------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                               Seeks high current income consistent with capital
                                                preservation and liquidity. The portfolio invests in
                                                high-quality money market instruments.
--------------------------------------------------------------------------------------------------------

PORTFOLIO SUMMARIES


As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL (1)

This chart shows the top 10 industry breakdown based on the percentage of total net assets on 12/31/98 for Capital Growth Fund.

-------------------------------------------------------------------------------

TOP 10 INDUSTRY BREAKDOWN
Capital Growth Fund
12/31/98

                                            % OF TOTAL
SECTOR                                       NET ASSETS
-------------------------------------------------------
Electronic Technology                           16.0%
Health Technology                               13.3%
Technology Services                              6.3%
Finance                                          5.6%
Consumer Non-Durables                            5.4%
Process Industries                               5.3%
Retail Trade                                     4.4%
Utilities                                        4.1%
Transportation                                   3.3%
Consumer Services                                2.9%

-------------------------------------------------------------------------------

PORTFOLIOS SEEKING CAPITAL GROWTH
CAPITAL GROWTH FUND

This marks the fourth consecutive year in which major equity market indices posted strong gains, as demonstrated by the portfolio's +20.29% return, versus +28.6% by the S&P 500 Stock Index, for the year ended December 31, 1998.* However, despite domestic equity markets' healthy performance, the year under review presented many challenges. Asian difficulties not only slowed economies in that region, but evidently impacted the global economy as well. Numerous reasons, including concerns regarding a potential slowing in the worldwide economy, sparked a U.S. market sell-off beginning in mid-July. From mid-July to early October, the S&P 500 Stock Index declined approximately 19%. Smaller capitalization stocks fared worse as the Russell 2000 Index declined approximately 37% from its peak in April. In late September, the Federal Reserve Board lowered the federal funds target rate to stimulate the U.S. economy, and followed this initial rate cut with two subsequent cuts for an overall 0.75% reduction, which led to an equity market rally lasting through year-end.

During the year's market volatility, we stayed with the fund's core, long-term growth, investment philosophy, seeking companies we believe have promising growth prospects and superior management. We invest for the long term, using a buy-and-hold strategy, which keeps turnover low, and should provide investors with consistent growth over time.

In the past year, technology sector investments enhanced portfolio performance. The fund's largest investment was in Cisco Systems Inc., a leading provider of the


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the portfolios' securities including the number of shares and dollar value beginning on page 72 of this report.

networking communications equipment that enables Internet growth. Cisco shares appreciated approximately 150% during the reporting period. The fund's investments in Microsoft Corp., International Business Machines Corp., Applied Materials Inc. and Compaq Computer Corp. also proved to be strong performers during the year. Furthermore, notable non-technology sector investments such as Amgen Inc., McDonald's Corp., Providian Financial Corp., Charles Schwab Corp. and Wal-Mart Stores Inc. posted solid returns, with each of these stocks appreciating more than 50% during 1998.

As is typical in any year, certain investments within the portfolio did not live up to our expectations. In the past year, positions in companies with exposure to the natural resources sector, including oil-related companies, performed poorly. We think this was partly due to slack demand from Asia and related deflationary pressures, as well as a general over-capacity situation for many commodity products. Although it held less exposure to natural resource-related securities than the overall market allocation, the portfolio did experience declines in its holdings of Schlumberger Ltd., Barrett Resources Corp. and Royal Dutch Petroleum Co. in the oil and oil services industries. The portfolio also experienced losses in consumer products companies such as Campbell Soup, Mattel and a consumer services company, Mirage Resorts, as these companies failed to meet earnings expectations.

As we move into 1999, we are optimistic that the low interest-rate environment may foster continued economic expansion in the U.S. As stated in previous shareholder letters, we believe that the double-digit earnings growth experienced in the recent past is not likely to continue. In addition, as of the writing of this letter, the U.S. House of Representatives impeached the President, hostilities continued in the Middle East and corporations worldwide faced a potential Year 2000 computer problem. These uncertainties add risk to the equity markets and are likely to contribute to further volatility in 1999. We intend to weather this expected volatility by sticking closely to our investment goal of finding outstanding growth companies for long-term investments.


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (3)
This chart shows the average annual total return for the Capital Growth Fund as of 12/31/98.


Average Annual Total Return
-----------------------------------------
1-Year                            +20.29%

Since Inception (5/1/96)          +19.72%

GRAPHIC MATERIAL (2)
This graph compares the performance of Capital Growth Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 1000 Index from 5/1/96 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Capital Growth Fund
$10,000 Investment (5/1/96-12/31/98)

[LINE GRAPH]

                     CAPITAL GROWTH                                       S&P500                RUSSELL 1000 INDEX
                     --------------                                       ------                ------------------
          5/1/96     $10,000                                             $10,000                       $10,000
         5/31/96     $10,220                                 2.58%       $10,258        2.40%          $10,240
         6/30/96     $10,180                                 0.38%       $10,297        0.11%          $10,251
         7/31/96     $9,790                                 -4.42%        $9,842       -4.82%           $9,757
         8/31/96     $10,180                                 2.11%       $10,050        2.72%          $10,023
         9/30/96     $10,910                                 5.63%       $10,615        5.62%          $10,586
        10/31/96     $10,880                                 2.76%       $10,908        2.21%          $10,820
        11/30/96     $11,750                                 7.56%       $11,733        7.38%          $11,618
        12/31/96     $11,360                                -1.98%       $11,501       -1.62%          $11,430
         1/31/97     $11,910                                 6.25%       $12,219        5.93%          $12,108
         2/28/97     $11,470                                 0.78%       $12,315        0.38%          $12,154
         3/31/97     $10,870                                -4.11%       $11,809       -4.50%          $11,607
         4/30/97     $11,290                                 5.97%       $12,514        5.41%          $12,235
         5/31/97     $12,270                                 6.09%       $13,276        6.40%          $13,018
         6/30/97     $12,479                                 4.48%       $13,870        4.14%          $13,557
         7/31/97     $13,290                                 7.96%       $14,974        8.18%          $14,666
         8/31/97     $12,959                                -5.60%       $14,136       -4.72%          $13,974
         9/30/97     $13,740                                 5.48%       $14,911        5.48%          $14,739
        10/31/97     $13,099                                -3.34%       $14,413       -3.24%          $14,262
        11/30/97     $13,320                                 4.63%       $15,080        4.34%          $14,881
        12/31/97     $13,440                                 1.72%       $15,339        2.03%          $15,183
         1/31/98     $13,360                                 1.11%       $15,509        0.74%          $15,295
         2/28/98     $14,381                                 7.21%       $16,628        7.13%          $16,386
         3/31/98     $14,692                                 5.12%       $17,479        5.04%          $17,212
         4/30/98     $14,992                                 1.01%       $17,656        1.03%          $17,389
         5/31/98     $14,512                                -1.72%       $17,352       -2.16%          $17,013
         6/30/98     $15,081                                 4.06%       $18,056        3.70%          $17,643
         7/31/98     $14,759                                -1.07%       $17,863       -1.20%          $17,431
         8/31/98     $12,849                               -14.46%       $15,280      -14.95%          $14,825
         9/30/98     $13,503                                 6.41%       $16,260        6.73%          $15,823
        10/31/98     $14,548                                 8.13%       $17,582        7.90%          $17,073
        11/30/98     $15,172                                 6.06%       $18,647        6.19%          $18,130
        12/31/98     $16,167                 6.56%           5.76%       $19,721        6.37%          $19,284


      PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GLOBAL HEALTH CARE SECURITIES FUND

Global Health Care Securities Fund was launched on May 1, 1998, to give Franklin Valuemark investors an opportunity to directly participate in the strong trends driving the health care sector. We believe that this sector may be an extremely attractive investment area over the long term, due to technology advances, the aging global population and emerging health care systems in many populous third world nations. Additionally, the historically stable demand for health care products and services has generally been less affected by business cycles or interest rates. While the federal government and managed care operators are likely to put continuing pressure on reimbursement, as of the end of the reporting period the health care industry's near-term outlook appeared benign, in our view, with the worst cuts behind it. Of course, like any industry sector fund, this portfolio is most appropriate as part of a diversified investment program.

Global Health Care Securities Fund may concentrate a majority of its assets in small- and mid-capitalization companies. Through rigorous fundamental analysis, we attempt to uncover companies that are often overlooked by most investors and offer strong growth prospects at attractive valuations. We also favor companies that have little competition, experienced management, significant competitive advantages and consistent earnings growth track records.

The U.S. market was extremely volatile during the reporting period. In our view, this was primarily due to the domestic political turmoil caused by President Clinton's impeachment and concerns about Asia's problems and their impact on the U.S. economy. However, the year ended on a vigorous note as technology shares rallied on strong earnings reports and rosy forecasts for the upcoming year. Although the portfolio did post a positive +7.10% cumulative total return for the period from inception on May 1, 1998, to December 31, 1998, it underperformed such broader market indices as the S&P 500, as did the health care sector, due to the strength of technology stocks.

The portfolio's largest sector for most of the year was pharmaceuticals, which represented over 20% of total net assets at year-end. These stocks performed exceptionally well, outpacing the S&P 500 by a wide margin. Pharmaceutical expenditures grew at record levels in 1998 as many new drugs enjoyed successful launches, and existing products expanded their markets. Heavy investment in research and development should result in continued new product development and, we think, signals an excellent long-term outlook for the sector. Our largest pharmaceutical and overall holding was Bristol-Myers Squibb Co. We feel that Bristol has a balanced core portfolio of drugs with several strong prospects in the pipeline, and are particularly encouraged by the company's work on new drugs for hypertension and hepatitis B. Also, the company made several management changes during the period, which we feel should better position it for the future.

GRAPHIC MATERIAL (4)
This chart shows the top 5 holdings based on the percentage of total net assets on 12/31/98 for the Global Health Care Securities Fund.

TOP 5 HOLDINGS
Global Health Care Securities Fund
12/31/98

                                       % OF TOTAL
COMPANY                                 NET ASSETS
--------------------------------------------------
Bristol-Meyers Squibb Co.                 5.95%

Pfizer Inc.                               4.88%

Serologicals Corp.                        4.60%

American Home Products Corp.              4.26%

Omnicare Inc.                             4.17%

Throughout the reporting period, our weighting in the pharmaceutical sector steadily increased. Since the stocks were trading at very high valuations, compared with their historical ranges, we purchased them on dips. Heavy buying during the market decline in August and September paid off in the fourth quarter of 1998 when the market rebounded strongly. As of the end of the reporting period, valuations returned to prior levels, which led us to sell Eli Lilly & Co., the manufacturer of Prozac. We expect this sector to be volatile in 1999 as members of Congress are proposing a drug subsidy for seniors in the Medicare program. The renewed prospect of price controls may spook investors who remember the health care reform proposals that rocked the drug stocks five years ago. Although the proposal would improve access to drugs, the Medicare program, which is projected to be insolvent in 2008, would likely have difficulty funding such a benefit. If health care stock prices decline as a result of this uncertainty, we anticipate an opportunity to increase our holdings in the sector.

Two of our strongest performers during the period, Access Health Inc. and Transitions Systems Inc., appreciated when they were acquired by larger companies. Access Health provides health care consulting services over the phone to health plan members and was acquired by HBO & Co., the leading provider of health care information systems. Transitions Systems, a niche leader in the hospital cost accounting software market, was acquired by Eclipsys Corp., an HBO competitor. We expect consolidation to be a major health care industry theme, with positive effects.

We did have two disappointments during the period. In August, Total Renal Care Holdings, Inc., a leading global provider of kidney dialysis services, unexpectedly announced that one of Medicare's fiscal intermediaries was questioning the company's recent spike in lab test utilization. This disclosure resulted in a one-day, 16% drop in the stock price. We concluded that this probe would take much longer than widely believed and subsequently sold the stock at a slight loss.

Our second disappointment was ESC Medical Systems Ltd., a manufacturer of laser and pulsed light medical devices for hair removal and other cosmetic procedures. In September, the company announced it would not meet earnings expectations due to weak revenue growth in its international markets, especially in Germany and Brazil. Over a two-day period, the stock declined nearly 70%. We believe that such examples highlight the risk of investing in a highly volatile and rapidly changing sector. However, through our exhaustive research process and years of experience following the health care industry, we hope to minimize these events.

We look forward to serving your investment needs in the years to come. Our goal, as always, is to seize upon, in a timely and disciplined fashion, the possibilities we find in the health care sector, and to provide our shareholders unique opportunities to invest in today's newest and fastest growing health care companies.

GRAPHIC MATERIAL (5)

This graph compares the performance of Global Health Care Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the S&P Health Care Composite Index* from 5/1/98-12/31/98. *Standard & Poor's Health Care Composite Index was added this year by the fund manager.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Global Health Care Securities Fund
$10,000 Investment (5/1/98-12/31/98)

[LINE GRAPH}

                      Global Health Care                     S & P 500                  S&P Health Care
                        Securities Fund                                                 Composite Index
---------------------------------------------------------------------------------------------------------------
        5/1/98      $10,000                         $10,000                                 $10,000
       5/31/98      $ 9,560          -1.72%         $ 9,828                -1.93%           $ 9,807
       6/30/98      $10,070           4.06%         $10,227                 7.31%           $10,524
       7/31/98      $ 9,630          -1.07%         $10,118                 0.53%           $10,580
       8/31/98      $ 8,260         -14.46%         $ 8,655               -11.23%           $ 9,392
       9/30/98      $ 9,320           6.41%         $ 9,209                11.87%           $10,506
      10/31/98      $ 9,430           8.13%         $ 9,958                 3.62%           $10,887
      11/30/98      $10,090           6.06%         $10,562                 6.11%           $11,552
      12/31/98      $10,710           5.76%         $11,170                 4.31%           $12,050


Return                                7.10%                                11.70%                           20.50%

*Standard & Poor's Health Care Composite Index was added this year by the Fund Manager.


MUTUAL DISCOVERY SECURITIES FUND

Mutual Discovery Securities Fund generated a -5.00% cumulative total return for the year under review. Large-cap value stocks, which typically have held up better than growth stocks in market downturns, generally did not do so during last summer's two-month market correction. The Standard & Poor's 500's largest growth stocks, such as Microsoft Corp., Dell Corp. and Intel Corp., continued their extraordinary growth, pushing the major indices to record levels. Internet stocks traded at levels that confounded even traditional growth investors. Some perceived pockets of value, such as oil service companies, just got cheaper over the course of the year. We feel the relatively weak performance of value stocks contributed to the portfolio's flat performance during the period.

Some of our largest positions did perform well during the year. Montedison SpA, Suez Lyonnaise des Eaux SA, MediaOne Group Inc. and Morgan Stanley Dean Witter & Co. were all up significantly. Financial services stocks remained a major portfolio focus. During the third quarter market correction we made a significant investment in the brokerage sector, initiating positions in Lehman Brothers Holdings Inc. and Bear Stearns Co. Inc., as well as various European holding companies. We also added to our holdings in Morgan Stanley Dean Witter & Co.

Companies involved in deals and restructurings should again present opportunities in 1999. Two businesses we like are Investor AB, the Wallenberg family's Swedish holding company, and Brierley Investments Ltd., a New Zealand investment company trading at a substantial discount.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (6)
This chart shows the return for the Global Health Care Securities Fund as of 12/31/98.

Aggregate Total Return*
---------------------------------------------
Since Inception (5/1/98)               +7.10%


*Since the fund has existed for less than one year, the figures represent the aggregate total return since inception; therefore, average annual total returns are not provided.

GRAPHIC MATERIAL (7)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Mutual Discovery Securities Fund.

TOP 10 HOLDINGS
Mutual Discovery Securities Fund
12/31/98

COMPANY                                                         % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Suez Lyonnaise des Eaux SA                                        3.02%
Business & Public Services, France

Kansas City Southern Industries Inc.                              2.93%
Multi-Industry, US

Investor AB, A and B                                              2.41%
Multi-Industry, Sweden

Electrafina SA                                                    1.91%
Energy Sources, Belgium

Cie Financiere Richemont AG, A                                    1.80%
Multi-Industry, Switzerland

Montedison SpA                                                    1.65%
Multi-Industry, Italy

CGIP-Compagnie Generale
Industrie de Participation                                        1.63%
Multi-Industry, France

Railtrack Group Plc.                                              1.59%
Transportation, UK

Custos AB, A and B                                                1.35%
Multi-Industry, Sweden

Societe Elf Aquitaine SA, Br.                                     1.32%
Energy Sources, France



PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (9)
This chart shows the average annual total return for the Mutual Discovery Securities Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------
1-Year                         -5.00%

Since Inception (11/8/96)      +7.02%


Looking forward, we are confident that our disciplined value and special situation approach, which has been deeply out of favor, will prove rewarding.

Effective, November 1, 1998, Rob Friedman and David Marcus assumed their roles as portfolio co-managers. This change is designed to combine the benefits of our team approach with the increased focus and accountability that portfolio assignments create. The managers will continue to benefit from the ideas of all the investment professionals at the firm.

GRAPHIC MATERIAL (8)
This graph compares the performance of Mutual Discovery Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2000 Index from 11/8/96 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Mutual Discovery Securities Fund
$10,000 Investment (11/8/96-12/31/98)

[LINE GRAPH]


                     MUTUAL DISCOVERY SECURITIES                            S&P500                    RUSSELL 2000 INDEX
-------------------------------------------------------------------------------------------------------------------------
         11/8/96            $10,000                                         $10,000                       $10,000
        11/30/96            $10,130                      5.54%              $10,554        3.02%          $10,302
        12/31/96            $10,200                     -1.98%              $10,345        2.62%          $10,572
         1/31/97            $10,660                      6.25%              $10,992        2.00%          $10,783
         2/28/97            $10,790                      0.78%              $11,078       -2.42%          $10,523
         3/31/97            $10,690                     -4.11%              $10,622       -4.72%          $10,026
         4/30/97            $10,630                      5.97%              $11,257        0.28%          $10,054
         5/31/97            $10,910                      6.09%              $11,942       11.12%          $11,172
         6/30/97            $11,325                      4.48%              $12,477        4.29%          $11,651
         7/31/97            $11,735                      7.96%              $13,470        4.65%          $12,193
         8/31/97            $11,715                     -5.60%              $12,716        2.29%          $12,472
         9/30/97            $12,356                      5.48%              $13,413        7.32%          $13,385
        10/31/97            $11,975                     -3.34%              $12,965       -4.39%          $12,798
        11/30/97            $12,025                      4.63%              $13,565       -0.65%          $12,714
        12/31/97            $12,175                      1.72%              $13,798        1.75%          $12,937
         1/31/98            $12,155                      1.11%              $13,952       -1.58%          $12,732
         2/28/98            $12,796                      7.21%              $14,958        7.39%          $13,673
         3/31/98            $13,496                      5.12%              $15,723        4.12%          $14,237
         4/30/98            $13,756                      1.01%              $15,882        0.55%          $14,315
         5/31/98            $13,896                     -1.72%              $15,609       -5.39%          $13,543
         6/30/98            $13,483                      4.06%              $16,243        0.21%          $13,572
         7/31/98            $12,971                     -1.07%              $16,069       -8.10%          $12,473
         8/31/98            $11,127                    -14.46%              $13,745      -19.42%          $10,050
         9/30/98            $10,655                      6.41%              $14,626        7.83%          $10,837
        10/31/98            $10,922                      8.13%              $15,816        4.08%          $11,280
        11/30/98            $11,485                      6.06%              $16,774        5.24%          $11,871
        12/31/98            $11,567                      5.76%              $17,740        6.19%          $12,605


NATURAL RESOURCES SECURITIES FUND

During the year under review, widespread concerns about a global economic slowdown caused increased market volatility in the natural resources sector. We feel the economic and political turmoil in Asia, Russia and Latin America, in particular, caused investors to question future demand levels for a wide range of commodities, including energy, chemicals, steel and paper. As a result, prices tumbled, industry production levels declined and company profitability soured. Some regions took preemptive efforts to ease monetary policy and others strove to improve economic stability, in an effort to stimulate worldwide commodity demand growth. In conjunction with industry efforts to curtail production, we believe the global balance between production and consumption may begin to improve. Additionally, historically low commodity prices pressured many companies to lower costs through technological advances and consolidation -- a valuable exercise in any price climate.

Generally, we invest in well-managed companies with fast-growing, highly efficient, technologically advanced operations throughout the steel, chemical, services, oil and gas, precious and base metal, and forest and paper sectors. We do not base our investments solely on the assumption that commodity prices will rise or fall. Rather, we look for companies with unique assets, healthy balance sheets, strong market positions, technological superiority, rapid, low-cost production growth and visible earnings growth.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

Our belief that prices and company profitability may improve significantly as supply/demand balances move into equilibrium underlies the fund's focus on the energy sector. As of the end of the reporting period, evidence demonstrating OPEC production cutbacks and non-OPEC production declines, associated with the lack of investment in marginal properties, supported our conviction that energy companies offered significant value under recent depressed conditions. An improvement in fundamentals may be reflected in the fourth-quarter rally from trough levels. While oilfield service companies like Varco International Inc., Atwood Oceanics Inc. and Transocean Offshore Inc. underperformed during the first three quarters of the year, they appear to have bottomed and have begun to reverse their decline. In the case of Varco International, the company should continue to benefit from high demand for its value-added drilling rig equipment, which makes oil and gas drilling safer and more productive. Atwood Oceanics and Transocean Offshore, leaders in the worldwide market for deep-water offshore drilling, may also continue to experience rising demand for their premium rigs capable of more cost-effective deep water drilling.

A theme that emerged among our holdings in the natural resource sector was consolidation, as many companies strove to improve their market positions by developing economies of scale, diversifying their product portfolios and service capabilities, and gaining significant cost savings and integration synergies. In the energy sector, Ocean Energy, Inc. and United Meridian Corp. (exploration and production) merged, creating a leading, independent producer of oil and gas with a geographically balanced portfolio. In oilfield services, Falcon Drilling Co., Inc. and Reading & Bates Corp. merged to create R&B Falcon Corp., a diversified offshore drilling contractor with a full complement of drilling rigs. Paper and forest products also saw consolidation, with Bowater Inc. successfully acquiring Canadian-based Avenor Inc. and Korean-based Halla Pulp & Paper Co., thus creating a low-cost global newsprint business. Finally, in the precious metals sector, Placer Dome, Inc. recently took a stake in Getchell Resources Inc., increasing its exposure to lower-cost reserves. By the end of the reporting period we sold Ocean Energy, United Meridian, R&B Falcon and Placer Dome because we believed they no longer offered superior risk-adjusted returns compared with other companies in the sector.

Although the portfolio has had successful periods from time to time since its inception, performance during the reporting period suffered some disappointments. Crude oil declined more significantly than expected, as a number of factors, including reduced demand expectations in Asia, higher levels of OPEC production, the return of Iraqi oil to the world market and a warmer than normal winter season in much of the northern hemisphere, combined to depress world markets. The 31% decline in crude oil prices during 1998 negatively impacted the fund's positions in exploration and production companies including Gulf Canada Resources Ltd. and Nuevo

GRAPHIC MATERIAL (10)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Natural Resources Securities Fund.

TOP 10 HOLDINGS
Natural Resources Securities Fund
12/31/98

COMPANY                                                   % OF TOTAL
INDUSTRY, COUNTRY                                          NET ASSETS
---------------------------------------------------------------------
Barrett Resources Corp.                                       3.8%
Energy Minerals, U.S.

AES Corp.                                                     3.3%
Industrial Services, U.S.

Newfield Exploration Co.                                      3.0%
Energy Minerals, U.S.

Stillwater Mining Co.                                         2.9%
Non-Energy Minerals, U.S.

Enron Oil & Gas Co.                                           2.7%
Energy Minerals, U.S.

Weatherford International Inc.                                2.5%
Producer Manufacturing, U.S.

Enron Corp.                                                   2.5%
Utilities, U.S.

Royal Dutch Petroleum Co., ADR                                2.4%
Energy Mineral, Netherlands

Texaco Inc.                                                   2.4%
Energy Minerals, U.S.

De Beers Consolidated Mines AG, ADR                           2.0%
Non-Energy Minerals, South Africa

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (12)
This chart shows the average annual total return for the Natural Resources Securities Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            -25.38%

5-Year                             -8.81%

Since Inception (1/24/89)          -0.25%

--------------------------------------------------------------------------------

Energy Co. Our focus in this sector remains on companies with superior asset bases, low-cost operations and attractive reserve and production growth profiles, which over time should provide significant rewards to shareholders.

The unexpectedly strong performance of the paper and forest products sector, in which the portfolio was relatively underweighted (6.5% of total net assets), also hurt our performance relative to broader market indices. We began to add to the group by establishing new positions in Smurfit-Stone Container Corp. and increasing our weighting in existing holdings like Bowater.

Despite the potential for continued volatility, our outlook for 1999 remains positive. We hold fast to our belief that the long-term prospects for natural resources companies remain bright, and are convinced that Natural Resources Securities Fund is well positioned in this sector, with investments in companies that have superior management, lower costs, and the potential to add value throughout commodity price cycles.

GRAPHIC MATERIAL (11)
This graph compares the performance of Natural Resources Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the FT/S&P Actuaries World: Energy 50%/Basic Industries 50% Composite Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index is a Standard & Poor Micropal.


TOTAL RETURN INDEX COMPARISON
Natural Resources Securities Fund
$10,000 Investment (1/24/89-12/31/98)

                                                                                               FT/S&P ACTUARIES WORLD:
                                                                                                   ENERGY 50%/BASIC
                    NATURAL RESOURCES                                                           INDUSTRIES 50% COMPOSITE
                     SECURITIES FUND                               S&P 500                              INDEX
---------------------------------------------------------------------------------------------------------------------
      01/24/89          $10,000                                   $ 10,000                              $10,000
      01/31/89          $10,020                       1.65%       $ 10,165          1.14%               $10,114
      02/28/89          $10,080                      -2.49%       $  9,912          1.32%               $10,247
      03/31/89          $10,150                       2.33%       $ 10,143          2.99%               $10,553
      04/30/89          $10,220                       5.19%       $ 10,670          1.37%               $10,698
      05/31/89          $10,090                       4.05%       $ 11,102          -3.74%              $10,298
      06/30/89          $10,360                      -0.57%       $ 11,038          -2.13%              $10,079
      07/31/89          $10,500                       9.03%       $ 12,035          8.52%               $10,937
      08/31/89          $10,750                       1.96%       $ 12,271          -2.08%              $10,710
      09/30/89          $11,110                      -0.41%       $ 12,221          2.35%               $10,961
      10/31/89          $11,180                      -2.32%       $ 11,937          -1.71%              $10,774
      11/30/89          $12,230                       2.04%       $ 12,181          4.66%               $11,276
      12/31/89          $12,430                       2.40%       $ 12,473          5.26%               $11,869
      01/31/90          $12,920                      -6.71%       $ 11,636          -3.20%              $11,489
      02/28/90          $12,180                       1.29%       $ 11,786          -2.44%              $11,209
      03/31/90          $12,038                       2.65%       $ 12,099          -5.91%              $10,547
      04/30/90          $11,258                      -2.49%       $ 11,797          -2.37%              $10,297
      05/31/90          $11,947                       9.75%       $ 12,948          9.62%               $11,287
      06/30/90          $11,380                      -0.67%       $ 12,861          -1.81%              $11,083
      07/31/90          $12,038                      -0.32%       $ 12,820          6.58%               $11,812
      08/31/90          $11,694                      -9.04%       $ 11,661          -6.70%              $11,021
      09/30/90          $11,501                      -4.87%       $ 11,093          -8.52%              $10,082
      10/31/90          $10,448                      -0.43%       $ 11,045          5.82%               $10,669
      11/30/90          $10,185                       6.46%       $ 11,759          -2.89%              $10,360
      12/31/90          $10,651                       2.79%       $ 12,087          0.57%               $10,419
      01/31/91          $ 9,831                       4.36%       $ 12,614          -0.21%              $10,397
      02/28/91          $10,701                       7.15%       $ 13,516          11.49%              $11,592
      03/31/91          $10,610                       2.42%       $ 13,843          -3.61%              $11,174
      04/30/91          $10,560                       0.24%       $ 13,876          1.95%               $11,391
      05/31/91          $10,853                       4.31%       $ 14,474          0.38%               $11,435
      06/30/91          $11,258                      -4.58%       $ 13,811          -5.14%              $10,847
      07/31/91          $11,382                       4.66%       $ 14,455          4.99%               $11,388
      08/31/91          $10,814                       2.37%       $ 14,797          -0.97%              $11,278
      09/30/91          $10,834                      -1.67%       $ 14,550          2.73%               $11,586
      10/31/91          $11,227                       1.34%       $ 14,745          2.09%               $11,828
      11/30/91          $11,361                      -4.03%       $ 14,151          -6.92%              $11,009
      12/31/91          $10,617                      11.44%       $ 15,770          4.17%               $11,468
      01/31/92          $11,340                      -1.86%       $ 15,476          -1.97%              $11,242
      02/29/92          $11,165                       1.29%       $ 15,676          -2.32%              $10,982
      03/31/92          $10,752                      -1.95%       $ 15,370          -3.62%              $10,584
      04/30/92          $10,607                       2.94%       $ 15,822          4.86%               $11,099
      05/31/92          $11,123                       0.49%       $ 15,900          4.76%               $11,627
      06/30/92          $11,407                      -1.49%       $ 15,663          -4.55%              $11,098
      07/31/92          $11,492                       4.09%       $ 16,303          -0.54%              $11,038
      08/31/92          $11,120                      -2.05%       $ 15,969          2.01%               $11,260
      09/30/92          $10,982                       1.17%       $ 16,156          -0.85%              $11,164
      10/31/92          $10,313                       0.34%       $ 16,211          -5.05%              $10,600
      11/30/92          $ 9,612                       3.40%       $ 16,762          -0.83%              $10,512
      12/31/92          $ 9,941                       1.23%       $ 16,968          0.99%               $10,616
      01/31/93          $ 9,867                       0.84%       $ 17,111          0.59%               $10,679
      02/28/93          $10,355                       1.36%       $ 17,344          4.15%               $11,122
      03/31/93          $11,343                       2.11%       $ 17,710          6.40%               $11,834
      04/30/93          $12,108                      -2.42%       $ 17,281          5.82%               $12,523
      05/31/93          $13,658                       2.67%       $ 17,742          2.18%               $12,796
      06/30/93          $13,737                       0.29%       $ 17,794          -2.39%              $12,490
      07/31/93          $14,957                      -0.40%       $ 17,723          2.48%               $12,800
      08/31/93          $13,823                       3.79%       $ 18,394          3.73%               $13,277
      09/30/93          $12,689                      -0.77%       $ 18,253          -2.01%              $13,010
      10/31/93          $13,887                       2.07%       $ 18,631          1.72%               $13,234
      11/30/93          $13,769                      -0.95%       $ 18,454          -5.69%              $12,481
      12/31/93          $15,471                       1.21%       $ 18,677          4.54%               $13,048
      01/31/94          $15,578                       3.40%       $ 19,312          7.71%               $14,054
      02/28/94          $14,925                      -2.71%       $ 18,789          -1.55%              $13,836
      03/31/94          $15,096                      -4.36%       $ 17,969          -3.50%              $13,351
      04/30/94          $14,390                       1.28%       $ 18,199          5.19%               $14,044
      05/31/94          $14,861                       1.64%       $ 18,498          0.29%               $14,085
      06/30/94          $14,546                      -2.45%       $ 18,045          -0.36%              $14,034
      07/31/94          $14,826                       3.28%       $ 18,637          3.82%               $14,571
      08/31/94          $15,482                       4.10%       $ 19,401          2.70%               $14,964
      09/30/94          $16,494                      -2.44%       $ 18,927          -1.85%              $14,687
      10/31/94          $15,905                       2.25%       $ 19,353          4.39%               $15,332
      11/30/94          $14,635                      -3.64%       $ 18,649          -5.74%              $14,452
      12/31/94          $15,162                       1.48%       $ 18,925          -0.02%              $14,449
      01/31/95          $13,376                       2.59%       $ 19,415          -1.25%              $14,268
      02/28/95          $13,978                       3.90%       $ 20,172          0.79%               $14,381
      03/31/95          $15,280                       2.95%       $ 20,767          5.24%               $15,135
      04/30/95          $15,431                       2.94%       $ 21,378          4.23%               $15,775
      05/31/95          $15,323                       4.00%       $ 22,233          -0.10%              $15,759
      06/30/95          $15,309                       2.32%       $ 22,748          -2.11%              $15,427
      07/31/95          $15,805                       3.32%       $ 23,504          4.87%               $16,178
      08/31/95          $15,705                       0.25%       $ 23,563          -2.96%              $15,699
      09/30/95          $15,772                       4.22%       $ 24,557          1.10%               $15,872
      10/31/95          $14,008                      -0.36%       $ 24,468          -2.09%              $15,540
      11/30/95          $15,232                       4.39%       $ 25,543          3.49%               $16,082
      12/31/95          $15,518                       1.93%       $ 26,036          3.73%               $16,682
       1/31/96          $18,086                       3.40%       $ 26,921          1.86%               $16,992
       2/29/96          $18,218                       0.93%       $ 27,171          0.68%               $17,108
       3/31/96          $18,307                       0.96%       $ 27,432          4.16%               $17,820
       4/30/96          $18,406                       1.47%       $ 27,835          2.69%               $18,299
       5/31/96          $19,111                       2.58%       $ 28,553          -0.42%              $18,222
       6/30/96          $16,850                       0.38%       $ 28,662          -0.29%              $18,169
       7/31/96          $16,500                      -4.42%       $ 27,395          -3.34%              $17,562
       8/31/96          $17,133                       2.11%       $ 27,973          1.88%               $17,893
       9/30/96          $16,173                       5.63%       $ 29,548          3.08%               $18,444
      10/31/96          $16,286                       2.76%       $ 30,363          2.12%               $18,835
      11/30/96          $16,139                       7.56%       $ 32,659          3.56%               $19,505
      12/31/96          $16,139                      -1.98%       $ 32,012          -0.50%              $19,408
       1/31/97          $15,337                       6.25%       $ 34,013          0.52%               $19,509
       2/28/97          $17,088                       0.78%       $ 34,278          -0.77%              $19,358
       3/31/97          $15,303                      -4.11%       $ 32,870          1.40%               $19,629
       4/30/97          $14,456                       5.97%       $ 34,832          0.01%               $19,631
       5/31/97          $15,348                       6.09%       $ 36,953          5.79%               $20,768
       6/30/97          $14,761                       4.48%       $ 38,609          3.52%               $21,499
       7/31/97          $14,818                       7.96%       $ 41,682          3.59%               $22,271
       8/31/97          $15,093                      -5.60%       $ 39,348          -4.63%              $21,240
       9/30/97          $16,102                       5.48%       $ 41,504          4.22%               $22,136
      10/31/97          $14,807                      -3.34%       $ 40,118          -5.97%              $20,815
      11/30/97          $13,145                       4.63%       $ 41,975          -3.61%              $20,063
      12/31/97          $13,076                       1.72%       $ 42,697          -1.87%              $19,688
       1/31/98          $12,480                       1.11%       $ 43,171          -0.13%              $19,662
       2/28/98          $13,145                       7.21%       $ 46,284          5.70%               $20,783
       3/31/98          $13,833                       5.12%       $ 48,653          4.22%               $21,660
       4/30/98          $14,371                       1.01%       $ 49,145          2.69%               $22,243
       5/31/98          $12,996                      -1.72%       $ 48,300          -2.12%              $21,771
       6/30/98          $12,107                       4.06%       $ 50,260          -2.77%              $21,168
       7/31/98          $10,793                      -1.07%       $ 49,723          -5.89%              $19,921
       8/31/98          $ 8,153                     -14.46%       $ 42,533         -13.63%              $17,206
       9/30/98          $ 9,792                       6.41%       $ 45,259          8.07%               $18,595
      10/31/98          $10,502                       8.13%       $ 48,939          5.13%               $19,549
      11/30/98          $ 9,781                       6.06%       $ 51,904          1.51%               $19,844
      12/31/98          $ 9,758         -0.24%        5.76%       $ 54,894          -0.93%              $19,659


SMALL CAP FUND

In keeping with its philosophy, Small Cap Fund seeks growth at a reasonable price. We look for companies with some competitive advantage, such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend. At the same time, we expect to pay a reasonable price for that growth. We attempt to do this with portfolio construction and stock selection based on bottom-up research from our equity analysts who identify target buy and sell prices for the securities they follow.

The year under review was challenging for the small-cap world, with the small cap market underperforming large caps by a significant amount. Small Cap Fund returned -0.98% for the reporting period, slightly underperforming the Russell 2500


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

Index's 0.38% return. However, the S&P 500 Index, which consists of 500 widely held U.S. common stocks, returned 28.6%, reflecting investors' appetite for large cap stocks.*

We cannot predict when small cap stocks will begin to outperform their larger counterparts. However, it is worth noting that over the long term small cap stocks have outperformed large caps. Normally if there are signs that the global economy is beginning a new cyclical upturn, small caps tend to outperform the market; we do not expect this to happen for at least six months. As of the end of the reporting period signs of a slowing economy and significant risks overseas persisted. Until these situations stabilize, we would not expect small caps or value stocks to outperform the large-cap growth category. However, the overall small-cap picture tends to obscure subcategories such as oil and gas, which we believe are undervalued, and where the portfolio retains an overweight position. We anticipate this area may deliver excellent returns in the next couple of years, as we don't expect oil prices to stay this low forever. Our growth at a reasonable price strategy influenced our purchase of some economically sensitive stocks, including deepwater drillers, real estate investment trusts (REITs) and semiconductor equipment manufacturers.

Technology services and electronic technology were our best-performing sectors where we maintained a 38.4% weighting as of year-end. This group benefits from the competitive advantages of intellectual property and continuous growth; however, the sector can be quite volatile. Among technology companies, we see a tremendous future specifically for data mining, which we expect to benefit from large-scale corporate spending. This should be possible when Year 2000 expenditure is over, probably by late 1999. Data mining software enables end-users to generate useful reports based on information in a database. One example of this is access to real-time, instantaneous sales reporting, broken down by region, product, broker and date.

The portfolio leveraged the data mining trend in direct and indirect ways. One of our largest positions was in Documentum Inc., a leader in document management software for corporations. Their product is especially useful to law firms and pharmaceutical companies that must manage large amounts of data in text format. Another favorite was Sapient Corp., a company that derives a large portion of its revenues from providing Internet and intranet technology consulting services. For fourth quarter 1998, Documentum and Sapient's earnings were about 50% and 30%, respectively. Another company we liked was Uniphase Corp., a leader in laser technology used for dense wavelength division multiplexing (DWDM), which increases carrying capacity for fiber-optic cable. Their fourth quarter earnings were about 35% as of December 31, 1998.


--------------------------------------------------------------------------------
GRAPHIC MATERIAL (13)
This chart shows the top 10 industry breakdown based on the percentage of total net assets on 12/31/98 for the Small Cap Fund.

TOP 10 INDUSTRY BREAKDOWN
Small Cap Fund
12/31/98

                                     % OF TOTAL
INDUSTRY                             NET ASSETS
-----------------------------------------------
Electronic Technology                    17.9%

Technology Services                      20.5%

Finance                                  16.5%

Utilities                                 4.9%

Energy Minerals                           4.0%

Transportation                            3.8%

Industrial Services                       3.6%

Consumer Services                         3.6%

Health Technology                         3.5%

Health Services                           3.3%

--------------------------------------------------------------------------------


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (15)
This chart shows the average annual total return for the Small Cap Fund as of 12/31/98.

Average Annual Total Return
---------------------------------------------------
1-Year                                       -0.98%

Since Inception (11/1/95)                   +14.51%

--------------------------------------------------------------------------------

Of course, future growth rates will vary, but we consider these figures as well as other information in assessing a company's future prospects.

Although we cannot predict how small caps will perform against large caps, we are very bullish on our prospects going forward.


TOTAL RETURN INDEX COMPARISON
Small Cap Fund
$10,000 Investment (11/1/95-12/31/98)

GRAPHIC MATERIAL (14)

This graph compares the performance of Small Cap Fund as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 and the Russell 2500 Index from 11/1/95-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

                           SMALL CAP                                          S&P500                       RUSSELL 2500 INDEX
------------------------------------------------------------------------------------------------------------------------------
         11/1/95            $10,000                                           $10,000                            $10,000
        11/30/95            $9,700                              4.39%         $10,439         4.27%              $10,427
        12/31/95            $10,230                             1.93%         $10,640         1.71%              $10,605
         1/31/96            $10,370                             3.40%         $11,002         0.71%              $10,681
         2/29/96            $10,850                             0.93%         $11,105         3.01%              $11,002
         3/31/96            $11,140                             0.96%         $11,211         2.04%              $11,227
         4/30/96            $12,250                             1.47%         $11,376         4.62%              $11,745
         5/31/96            $12,760                             2.58%         $11,669         2.71%              $12,063
         6/30/96            $12,154                             0.38%         $11,714        -3.07%              $11,693
         7/31/96            $11,054                            -4.42%         $11,196        -7.32%              $10,837
         8/31/96            $12,114                             2.11%         $11,432         5.75%              $11,460
         9/30/96            $12,654                             5.63%         $12,076         4.33%              $11,957
        10/31/96            $12,404                             2.76%         $12,409        -0.66%              $11,878
        11/30/96            $12,964                             7.56%         $13,347         4.83%              $12,451
        12/31/96            $13,204                            -1.98%         $13,083         1.37%              $12,622
         1/31/97            $13,494                             6.25%         $13,901         2.76%              $12,970
         2/28/97            $12,864                             0.78%         $14,009        -1.49%              $12,777
         3/31/97            $11,954                            -4.11%         $13,433        -4.53%              $12,198
         4/30/97            $12,034                             5.97%         $14,235         1.27%              $12,353
         5/31/97            $13,744                             6.09%         $15,102         9.21%              $13,491
         6/30/97            $14,269                             4.48%         $15,779         4.09%              $14,043
         7/31/97            $15,175                             7.96%         $17,035         5.86%              $14,866
         8/31/97            $15,330                            -5.60%         $16,081         1.39%              $15,072
         9/30/97            $16,813                             5.48%         $16,962         6.54%              $16,058
        10/31/97            $16,103                            -3.34%         $16,396        -4.49%              $15,337
        11/30/97            $15,721                             4.63%         $17,155         0.45%              $15,406
        12/31/97            $15,505                             1.72%         $17,450         1.89%              $15,697
         1/31/98            $15,443                             1.11%         $17,644        -1.53%              $15,457
         2/28/98            $16,659                             7.21%         $18,916         7.26%              $16,579
         3/31/98            $17,318                             5.12%         $19,884         4.39%              $17,307
         4/30/98            $17,565                             1.01%         $20,085         0.38%              $17,373
         5/31/98            $16,319                            -1.72%         $19,740        -4.64%              $16,567
         6/30/98            $16,327                             4.06%         $20,541         0.12%              $16,586
         7/31/98            $14,726                            -1.07%         $20,321        -6.87%              $15,447
         8/31/98            $11,269                           -14.46%         $17,383       -18.86%              $12,534
         9/30/98            $12,343                             6.41%         $18,497         7.10%              $13,424
        10/31/98            $13,149                             8.13%         $20,001         5.47%              $14,158
        11/30/98            $14,145                             6.06%         $21,213         4.95%              $14,859
        12/31/98            $15,353           8.54%             5.76%         $22,435         6.06%              $15,759

TEMPLETON DEVELOPING MARKETS EQUITY FUND

The year under review was a test of faith for emerging markets investors. Early 1998 saw the renewal of currency stability in Asia, and a reduction of the "Asian contagion" threat, a spreading of the Asian crisis, to other developing markets. We feel the outlook for many emerging markets brightened over the short term, as South Korea and other Asian countries restructured their long-term debt and the International Monetary Fund (IMF) introduced aid packages. However, Indonesia's political turmoil and Japan's currency crisis renewed concern about the health of all emerging market economies.

While Asian countries were improving or at least stabilizing, Latin America faced a tougher environment. Commodity prices, the driving force behind many Latin American economies, continued to sink during the first half of 1998. The Asian currency devaluations added to woes, increasing many investors' fears that the Asian contagion would spread to the region and competition from cheaper Asian products would grow. However, Latin America received at least one benefit from the Asian crisis. Governments saw in Asia their possible future if they did not make reforms. As a result, many Latin American governments stepped up their privatization efforts and introduced reforms to boost government income. Toward the end of the reporting period, most major Latin American markets were striking a precarious balance between the negative factors abroad and more positive domestic events.

The emerging markets crisis could well have ended as early as July 1998, if not for Russia. In July, the IMF extended aid to the nation, despite its failed attempt to revise


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

the tax system and apparent lack of overall economic and corporate policy improvement. Unfortunately, the extension did little to encourage the Russians to undergo policy and practice amendments. In mid-August, the Russian central bank, taking note of the country's deteriorating condition, announced a 90-day moratorium on foreign debt repayment. At the same time, the central bank announced it would restructure the domestic debt market, or GKO market, and allow the ruble to devalue by 30%.

The international banking community appeared to view the events as the expropriation of its investment dollars and in retaliation for the restructuring, threatened to sue the Russian government and freeze Russian assets. As of December, the banks and the Russian government had reportedly reached a deal, but no details were yet available.

Speculation that the U.S. and leading European nations had a high degree of exposure to the Russian economy, in our view, weakened the U.S. dollar and other major currencies. This, in turn, created concerns that other emerging markets, most notably Hong Kong, would undertake similar measures, renewing speculative attacks on its currency. Sentiment toward emerging markets suffered immensely, and in September, many emerging markets sank well below their lows of January and June to near historically low levels.

We believe the effects of the Russian crisis, while at first overwhelmingly negative, proved to have two long-term positives for emerging markets. First, the weakness of major currencies, especially the U.S. dollar and the German mark, helped those emerging markets with a high degree of U.S. dollar-denominated foreign debt. The U.S. dollar fell against other major currencies over the reporting period, thus resulting in a debt reduction for many emerging markets. In addition, the U.S. dollar devaluation also significantly increased the value of Japanese yen, making Japanese exports more expensive than those of other Asian and Latin American countries and increasing many emerging countries' competitiveness.

Second, the Russian crisis seemed to focus the international community on the global economy's condition. When Malaysia announced unprecedented foreign exchange restrictions locking foreign investors into the country, the U.S. and other Group of Seven* nations acted. During the later part of the year, many developed countries cut their prime rates, followed by some developing markets. We think these cuts were the catalyst for the growth experienced during the last quarter of 1998. Regional performances also improved partly due to the IMF's offering of aid to Brazil, further appreciation of the yen against the U.S. dollar and European adjustments prior to launching the euro.

GRAPHIC MATERIAL (16)

This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Developing Markets Equity Fund.

TOP 10 HOLDINGS
TEMPLETON DEVELOPING
MARKETS EQUITY FUND
12/31/98
--------------------------------------------------------------------------------

COMPANY                                                         % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Telefonos de Mexico SA (Telmex), L, ADR                            4.9%
Telecommunications, Mexico

Akbank                                                             2.8%
Banking, Turkey

Centrais Eletricas Brasileiras SA (Electrobas                      2.5%
Utilities Electrical & Gas, Brazil

Thai Farmers Bank Public Co. Ltd.                                  2.4%
Banking, Thailand

Cemex SA                                                           2.3%
Building Materials & Components, Mexico

CEZ AS                                                             1.7%
Utilities Electrical & Gas, Czech Republic

Cheung Kong Holdings Ltd.                                          1.5%
Multi-Industry, Hong Kong

New World Development Co. Ltd.                                     1.4%
Real Estate, Hong Kong

Compania De Telecomunicaciones
De Chile SA, ADR                                                   1.4%
Telecommunications, Chile

Molinos Rio de la Plata SA, B                                      1.4%
Food and Household Products, Argentina

--------------------------------------------------------------------------------


*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

--------------------------------------------------------------------------------
WE ARE REPLACING THE MSCI WORLD INDEX WITH THE MSCI EMERGING MARKETS FREE INDEX. BECAUSE THE NEW INDEX INCORPORATES ONLY EMERGING MARKETS SECURITIES THAT CAN BE FREELY PURCHASED BY FOREIGNERS, WE BELIEVE IT BETTER MATCHES THE INVESTMENTS OF THE FUND.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES
BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE MSCI AND THE INTERNATIONAL FINANCE CORPORATION.

GRAPHIC MATERIAL (18)

This chart shows the average annual total return for the Templeton Developing Markets Equity Fund as of 12/31/98.

Average Annual Total Return
----------------------------------------------
1-Year                                 -21.61%

3-Year                                  -4.53%

Since Inception (3/15/94)               -3.22%

--------------------------------------------------------------------------------

The emerging markets entered a crucial time in their development, when we felt actions by individual governments would have long-lasting effects on emerging market values. Flushed by the recent strength and individual markets' apparent return to good standing with investors, local governments may find it difficult to push through tough reforms necessary for continued growth. In addition, while investor sentiment improved drastically over the past three months, the improvement appeared to come principally from a handful of buyers. Strategic investors continued to move into markets, seeking to acquire assets with huge potential at bargain prices. This change in sentiment appears to indicate many feel a bottom was reached. However, in the case of another correction, we are concerned that it is not likely that many of these investors would wait until it ran its course, but would rather take profit and wait out the slump, thereby exacerbating the correction and watering down sentiment.

Within this environment, the portfolio performed favorably relative to its benchmark, the MSCI Emerging Markets Free Index. During the year under review we shifted our major weightings to favor Asia's more developed markets, Hong Kong and Singapore, and those Asian markets we expect to recover the quickest, Thailand and Korea. We positioned the portfolio in an effort to maximize these markets' returns based on our anticipation of a sustained recovery. Looking ahead, we continue to be optimistic about the future performance of emerging-market investments, despite significant risks. The threat of slowing reform and a short-term correction remain; however, over the long term, competition between foreign and domestic investors may drive demand and prices higher. In addition, the increasing activity of strategic multinational investors may boost demand for equities and add stability in general. Add to the mix the growing number of investors bargain hunting for assets, and the competition has the potential to become more intense over the longer term. Of course, there are still potential problems, such as hedge funds pulling out and government intervention. However, we feel their effects would probably be relatively short-term and only serve to mask the actual growth being achieved by individual companies. It is this individual growth from which we expect to capitalize well into the future.


TOTAL RETURN INDEX COMPARISON
Templeton Developing Markets Equity Fund
$10,000 Investment (3/15/94-12/31/98)

Food and Household Products, Argentina

GRAPHIC MATERIAL (17)
This graph compares the performance of Templeton Developing Markets Equity Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index, MSCI Emerging Markets Free Index, and IFC Investable Composite Index from 3/15/94-12/31/98.

We are replacing the MSCI World Index with the MSCI Emerging Markets Free Index. Because the new index incorporates only emerging markets securities that can be freely purchased by foreigners, we believe it better matches the investments of the fund.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and the International Finance Corporation.


                   TEMPLETON DEVELOPING       MSCI WORLD INDEX            MSCI EMERGING            IFC INVESTABLE
                    MARKETS EQUITY FUND                                 MARKETS FREE INDEX         COMPOSITE INDEX
-------------------------------------------------------------------------------------------------------------------
        3/15/94           $10,000                 $10,000                     $10,000                  $10,000
        3/31/94           $10,000                 $ 9,774                     $ 9,512                  $ 9,452
        4/30/94           $10,060                 $10,078                     $ 9,321                  $ 9,272
        5/31/94           $10,040                 $10,105                     $ 9,640                  $ 9,491
        6/30/94           $9,990                  $10,079                     $ 9,375                  $ 9,154
        7/31/94           $10,250                 $10,272                     $ 9,958                  $ 9,811
        8/31/94           $10,530                 $10,583                     $11,193                  $11,073
        9/30/94           $10,520                 $10,307                     $11,321                  $11,347
       10/31/94           $10,410                 $10,602                     $11,116                  $10,972
       11/30/94           $10,000                 $10,144                     $10,538                  $10,551
       12/31/94           $ 9,560                 $10,245                     $ 9,692                  $ 9,434
        1/31/95           $ 8,910                 $10,093                     $ 8,661                  $ 8,173
        2/28/95           $ 8,780                 $10,242                     $ 8,439                  $ 8,067
        3/31/95           $ 9,150                 $10,737                     $ 8,492                  $ 8,052
        4/30/95           $ 9,540                 $11,114                     $ 8,873                  $ 8,385
        5/31/95           $ 9,800                 $11,211                     $ 9,345                  $ 8,698
        6/30/95           $ 9,855                 $11,210                     $ 9,373                  $ 8,749
        7/31/95           $10,438                 $11,773                     $ 9,583                  $ 9,028
        8/31/95           $10,167                 $11,513                     $ 9,358                  $ 8,786
        9/30/95           $10,096                 $11,850                     $ 9,313                  $ 8,722
       10/31/95           $ 9,735                 $11,666                     $ 8,957                  $ 8,391
       11/30/95           $ 9,664                 $12,073                     $ 8,797                  $ 8,349
       12/31/95           $ 9,825                 $12,428                     $ 9,187                  $ 8,639
        1/31/96           $10,880                 $12,655                     $ 9,840                  $ 9,375
        2/29/96           $10,659                 $12,734                     $ 9,684                  $ 9,156
        3/31/96           $10,860                 $12,949                     $ 9,759                  $ 9,290
        4/30/96           $11,222                 $13,255                     $10,149                  $ 9,662
        5/31/96           $11,382                 $13,269                     $10,104                  $ 9,580
        6/30/96           $11,390                 $13,339                     $10,167                  $ 9,693
        7/31/96           $10,782                 $12,870                     $ 9,472                  $ 9,056
        8/31/96           $10,957                 $13,021                     $ 9,715                  $ 9,336
        9/30/96           $11,194                 $13,533                     $ 9,799                  $ 9,474
       10/31/96           $11,184                 $13,629                     $ 9,538                  $ 9,271
       11/30/96           $11,617                 $14,396                     $ 9,697                  $ 9,408
       12/31/96           $11,947                 $14,168                     $ 9,741                  $ 9,449
        1/31/97           $12,833                 $14,340                     $10,406                  $10,117
        2/28/97           $13,214                 $14,508                     $10,851                  $10,611
        3/31/97           $12,957                 $14,224                     $10,566                  $10,350
        4/30/97           $13,101                 $14,691                     $10,585                  $10,174
        5/31/97           $13,730                 $15,601                     $10,888                  $10,519
        6/30/97           $14,275                 $16,381                     $11,471                  $10,974
        7/31/97           $14,826                 $17,138                     $11,642                  $11,084
        8/31/97           $13,449                 $15,994                     $10,160                  $ 9,669
        9/30/97           $14,243                 $16,865                     $10,442                  $ 9,976
       10/31/97           $11,573                 $15,980                     $ 8,729                  $ 8,343
       11/30/97           $10,958                 $16,266                     $ 8,410                  $ 7,943
       12/31/97           $10,905                 $16,466                     $ 8,613                  $ 8,057
        1/31/98           $ 9,951                 $16,928                     $ 7,937                  $ 7,526
        2/28/98           $11,032                 $18,076                     $ 8,766                  $ 8,294
        3/31/98           $11,499                 $18,842                     $ 9,146                  $ 8,619
        4/30/98           $11,636                 $19,029                     $ 9,046                  $ 8,641
        5/31/98           $ 9,877                 $18,793                     $ 7,807                  $ 7,564
        6/30/98           $ 8,932                 $19,242                     $ 6,988                  $ 6,793
        7/31/98           $ 8,981                 $19,214                     $ 7,209                  $ 7,061
        8/31/98           $ 6,631                 $16,654                     $ 5,125                  $ 5,076
        9/30/98           $ 7,088                 $16,952                     $ 5,450                  $ 5,317
       10/31/98           $ 8,152                 $18,487                     $ 6,024                  $ 5,933
       11/30/98           $ 8,895                 $19,590                     $ 6,525                  $ 6,379
       12/31/98           $ 8,548                 $20,550                     $ 6,430                  $ 6,281


Total Return              -14.52%                  105.50%                     -35.70%                  -37.19%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON GLOBAL GROWTH FUND

For global investors, 1998 was a year of extreme volatility. During the summer, the crisis that began in Asia spread to other emerging markets. Russia, in particular, with its precarious debt-financing needs, came under tremendous pressure, declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. These developments, among other factors, negatively influenced other developing markets, especially those in Latin America.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth with little threat of inflation. The U.S. economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early 1970s. Many European economies also emerged from a sluggish growth environment to post impressive economic gains. In particular, smaller European economies, such as Finland, Spain and the Netherlands, began to expand quite rapidly during the year, as the delayed impact of low, long-term interest rates stimulated economic activity. By the end of the reporting period, accelerating economic growth spread to the larger European economies of Germany, France and Italy.

Japan was a notable exception. Approximately nine years after the Japanese stock market bubble burst, Japanese banks were still hampered by an enormous amount of bad debt. During the year under review, government policy-makers appeared unable to craft a solution to Japan's banking and economic woes. At the end of the reporting period, Japan remained in a recession and in our view had little near-term prospects of moving again into positive growth territory. We believe Japan's ongoing troubles contributed greatly to the emerging markets crisis. The yen's persistent weakness and the country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies.

We sought to take advantage of the market volatility by buying out-of-favor securities during periods of investor pessimism and selling securities that we felt had reached their full value. In early 1998, we began to take profits in several continental European companies, which we felt reached extreme valuations on a historical basis. We slightly decreased our U.S. holdings as well, from about 23% of total net assets on December 31, 1997, to 21.1% at the end of the reporting period, because we felt value was difficult to find there. In general, we redeployed these assets into companies we considered undervalued, many located in the U.K., Asia and Latin America. Two important purchases during the year were U.K.-based General Electric Co. Plc. and Mexico-based diversified industrial company Industrias Penoles SA.


--------------------------------------------------------------------------------
[PIE CHART]

GRAPHIC MATERIAL (19)
This chart shows in pie format the geographic distribution of the Templeton Global Growth Fund Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton Global Growth Fund
Based on Total Net Assets
12/31/98

Europe                                               38.7%
North America                                        24.8%
Asia                                                 19.6%
Latin America                                         6.1%
Australia/New Zealand                                 3.7%
Africa                                                0.9%
Short-term Investments & Other Net Assets             6.2%

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (20)
This chart shows the cop 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Global Growth Fund.

TOP 10 HOLDINGS
Templeton Global Growth Fund
12/31/98

COMPANY                                               % OF TOTAL
INDUSTRY, COUNTRY                                      NET ASSETS
-----------------------------------------------------------------
Electrabel SA                                             2.4%
Utilities Electrical & Gas, Belgium

Zurich Allied AG                                          1.9%
Insurance, Switzerland

Iberdrola SA, Br                                          1.9%
Utilities Electrical & Gas, Spain

Axa-UAP                                                   1.8%
Financial Services, France

Danzas Holding AG                                         1.7%
Transportation, Switzerland

Pharmacia & Upjohn Inc.                                   1.7%
Health & Personal Care, U.S.

National Grid Group Plc.                                  1.6%
Utilities Electrical & Gas, U.K

Raytheon Co., A                                           1.5%
Aerospace & Military Technology, U.S.

Swire Pacific Ltd., A & B                                 1.5%
Multi-Industry, Hong Kong

Hutchison Whampoa Ltd.                                    1.4%
Multi-Industry, Hong Kong

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WE ARE REPLACING THE MSCI WORLD INDEX WITH THE MSCI ALL COUNTRIES WORLD FREE INDEX. BECAUSE THE NEW INDEX INCLUDES BOTH DEVELOPED AND EMERGING MARKETS, WE BELIEVE IT BETTER MATCHES THE INVESTMENTS OF THE FUND. PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (22)
This chart shows the average annual total return for the Templeton Global Growth Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------------------------
1-Year                                   +8.98%

3-Year                                  +14.48%

Since Inception (3/15/94)               +12.30%

--------------------------------------------------------------------------------

Finding potential value in Asia, we increased our weighting there, from 8.9% of the portfolio's total net assets at the beginning of the year to 19.6% on December 31, 1998. Believing the Hong Kong market to be particularly attractive, we increased our holdings from 3.88% to 9.1% of total net assets during the same period. The most significant purchase during the period was Hutchison Whampoa Ltd., one of Hong Kong's largest conglomerates, with interests ranging from telecommunications, to retail, to ports, to infrastructure investment in China. The management has consistently been able to unlock value for shareholders, and we were able take a position at a sizeable discount to its net asset value. In our opinion, the purchase price gave no account for the future growth potential of the company's investments in Hong Kong, China or the U.K.

Unfortunately, our investments in Hong Kong and other emerging markets hurt our recent performance. However, while we think share prices in Asia and much of the emerging markets already sell at levels that discount the problems of falling asset prices and tighter liquidity, many stocks in parts of Europe and the U.S. are still buoyed by unrealistically high expectations, in our opinion. For a long-term investor who can afford to be patient, we believe risk is minimized by investing where expectations are already low and where share prices are supported by value, not by momentum. Such thinking encouraged us to increase the fund's weighting in Hong Kong, and in Asia generally.

We are confident that thorough research and focusing on value as opposed to outlooks or trends will enhance returns over the long term. Although we are not able to predict where the market will go next week, next month or next year, we have a time-tested process of identifying securities that we believe are selling at the lowest prices in relation to their long-term earnings potential or asset value. Using our value-oriented philosophy, we believe volatility presents opportunity, allowing us to continue implementing our value investment discipline that historically has provided superior, long-term investment results.

GRAPHIC MATERIAL (21)
This graph compares the performance of Templeton Global Growth Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the MSCI AC World Free Index from 3/15/94-12/31/98.

We are replacing the MSCI World Index with the MSCI All Countries World Free Index. Because the new index includes both developed and emerging markets, we believe it better matches the investments of the fund.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MSCI.

TOTAL RETURN INDEX COMPARISON
Templeton Global Growth Fund
$10,000 Investment (3/15/94 - 12/31/98)

                       TEMPLETON GLOBAL                                        MSCI AC
                        GROWTH FUND            MSCI WORLD INDEX             WORLD FREE INDEX
---------------------------------------------------------------------------------------------
        3/15/94           $10,000                  $10,000                      $10,000
        3/31/94           $10,030                   $9,774                      $9,763
        4/30/94           $10,079                  $10,077                      $10,028
        5/31/94           $10,118                  $10,105                      $10,088
        6/30/94           $10,020                  $10,079                      $10,039
        7/31/94           $10,295                  $10,272                      $10,261
        8/31/94           $10,551                  $10,583                      $10,626
        9/30/94           $10,482                  $10,307                      $10,377
       10/31/94           $10,492                  $10,602                      $10,643
       11/30/94           $10,285                  $10,144                      $10,180
       12/31/94           $10,315                  $10,245                      $10,216
        1/31/95           $10,226                  $10,093                      $10,008
        2/28/95           $10,335                  $10,242                      $10,115
        3/31/95           $10,335                  $10,737                      $10,578
        4/30/95           $10,630                  $11,114                      $10,963
        5/31/95           $10,896                  $11,211                      $11,084
        6/30/95           $11,053                  $11,209                      $11,087
        7/31/95           $11,498                  $11,773                      $11,623
        8/31/95           $11,399                  $11,512                      $11,368
        9/30/95           $11,617                  $11,850                      $11,681
       10/31/95           $11,231                  $11,666                      $11,486
       11/30/95           $11,310                  $12,073                      $11,847
       12/31/95           $11,627                  $12,428                      $12,204
        1/31/96           $12,132                  $12,655                      $12,475
        2/29/96           $12,181                  $12,734                      $12,527
        3/31/96           $12,379                  $12,949                      $12,720
        4/30/96           $12,706                  $13,255                      $13,031
        5/31/96           $12,894                  $13,269                      $13,044
        6/30/96           $12,886                  $13,339                      $13,116
        7/31/96           $12,416                  $12,870                      $12,626
        8/31/96           $12,814                  $13,021                      $12,782
        9/30/96           $12,988                  $13,533                      $13,254
       10/31/96           $13,080                  $13,629                      $13,307
       11/30/96           $13,672                  $14,396                      $14,018
       12/31/96           $14,102                  $14,168                      $13,815
        1/31/97           $14,510                  $14,340                      $14,047
        2/28/97           $14,592                  $14,508                      $14,238
        3/31/97           $14,561                  $14,224                      $13,953
        4/30/97           $14,623                  $14,691                      $14,402
        5/31/97           $15,287                  $15,601                      $15,261
        6/30/97           $16,058                  $16,381                      $16,042
        7/31/97           $16,684                  $17,138                      $16,767
        8/31/97           $16,246                  $15,994                      $15,591
        9/30/97           $17,164                  $16,865                      $16,422
       10/31/97           $15,891                  $15,980                      $15,444
       11/30/97           $15,839                  $16,265                      $15,681
       12/31/97           $16,006                  $16,466                      $15,887
        1/31/98           $15,912                  $16,928                      $16,236
        2/28/98           $17,185                  $18,076                      $17,347
        3/31/98           $18,103                  $18,842                      $18,087
        4/30/98           $18,155                  $19,029                      $18,257
        5/31/98           $17,644                  $18,793                      $17,910
        6/30/98           $17,395                  $19,242                      $18,233
        7/31/98           $17,407                  $19,213                      $18,239
        8/31/98           $14,891                  $16,654                      $15,684
        9/30/98           $14,998                  $16,952                      $15,996
       10/31/98           $16,391                  $18,487                      $17,456
       11/30/98           $17,135                  $19,590                      $18,516
       12/31/98           $17,442                  $20,550                      $19,376

Total Return               74.42%                  105.50%                      93.76%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON INTERNATIONAL EQUITY FUND

Templeton International Equity Fund ended 1998 with a +5.56% one-year cumulative total return, compared with the MSCI All Country World ex-U.S. Free Index, which returned 14.46% during the same period.* This disappointing performance largely reflects most investors' preference for a narrow range of large and expensive stocks in 1998, versus the bargain-priced, often smaller and mid-size stocks in which the portfolio typically invests. Additionally, our exposure to Latin American stocks undercut performance, as all of that region's markets suffered declines in 1998. Conversely, the developed stock markets continued on a record-breaking pace during the year, even in the face of weak earnings trends and signs of global economic weakness. Given the high valuations in developed markets, perilous economic conditions in many emerging markets and rising concerns regarding the earnings outlook for many companies, the portfolio maintained a larger than normal cash position during 1998. Although this helped during the weak markets in the late summer and fall, for the year as a whole it contributed to the portfolio's underperformance relative to the MSCI All Country World ex-U.S. Free Index.

Asia's economic troubles, which began in 1997 and continued into 1998, had an important influence on the course of global stock and bond markets during the year. Many investors evidently sought to flee the uncertainty in the Asian stock markets, in favor of company investments with a low probability for earnings disappointments. As such companies infrequently met our strict value criteria, Templeton's bargain-hunting investment style fell out of favor. This was nowhere more obvious than in the soaring technology and Internet stocks in the U.S. and Europe. Despite valuation levels that, in many cases, seemed out of touch with the earnings power of these companies, their share prices continued to rise. Left behind were many fine companies, which we think have solid, long-term prospects for earnings growth and much lower valuations. Your portfolio consisted of many such stocks, and we are confident that the market will eventually recognize the value they represent.

After Russia's loan default and currency devaluation in late summer, investors appeared to become concerned that Brazil and Venezuela might also encounter repayment difficulties. Despite the fact that Latin America's share prices were among the world's lowest, selling pressure in these markets became intense. The portfolio's exposure to Brazil, in particular, and Latin America, in general, weighed heavily on its performance. We remain confident that the stocks we hold in this region ultimately

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (23)
This charts shows in bar format the geographic distribution of the Templeton International Equity Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton International Equity Fund
Based on Total Net Assets
12/31/98

Europe                                                            68.7%
Latin America                                                      8.6%
Australia/New Zealand                                              4.1%
North America                                                      3.8%
Asia                                                               2.8%
Mid-East/Africa                                                    0.9%
Short-term investments & other net assets                         11.1%

--------------------------------------------------------------------------------

*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

--------------------------------------------------------------------------------
WHAT IS BOOK VALUE?

Book value is the total net asset value of a company's securities calculated by using the following formula: Total assets minus intangible assets, minus current liabilities, minus any long-term liabilities and equity issues that have a prior claim equals total net assets available for payment of the issue under consideration.

Barron's Dictionary of Finance and Investment Terms, 1995.
--------------------------------------------------------------------------------


should yield strong returns as investors begin to appreciate the unusually attractive bargains available in these shares. Many Brazilian stocks we held traded at single-digit price/earnings (P/E) multiples and below book value at the end of the reporting period. This compared with valuations in the developed world of mid-20s P/Es and 4-7 times book value. Additionally, these companies have strong balance sheets and, in our opinion, are well-positioned to take advantage of any short-term economic weakness to build long-term shareholder value.

We found it more difficult to find attractive long-term values in many of the Asian markets. Although it appeared that some of these economies had begun to reach their low points, the damage done to the banking and corporate sectors will take much time and money to repair. In particular, we were concerned that many companies would begin to see improving sales and operating earnings in the 1999-2000 time period, but that earnings per share would not recover as much as many analysts hoped, due to the need for new, diluting equity issues to repair weakened balance sheets. Moreover, continued economic problems in Japan and China could pose additional challenges for the region going forward. Accordingly, we maintained a low weighting in Asia and added only strongly capitalized companies like Hong Kong Telecommunications Ltd. to the portfolio. We suspect that better bargains will emerge in Asia as the recapitalization process moves forward. Furthermore, most Asian stocks and currencies already rebounded sharply from the lows reached earlier in 1998 and, at valuations as of the end of the reporting period, did not appear to take into account the large number of potential equity issues and the earnings dilution they may cause over the longer term.

Looking forward into 1999, we will be seeking opportunities to put the portfolio's cash reserves to work in truly bargain-priced stocks while maintaining an appropriate degree of diversification. This is an arduous task when many of the world's stock markets are already trading at record levels. Given the valuation dichotomy between large and small stocks, as well as between growth and value shares seen in the market today, risk appeared greater in those stocks that have performed well already, especially since investors seemed to be significantly downplaying signs of global economic weakness and deflation. As demonstrated by Templeton International Equity Fund's 1998 performance, we hold few shares that fit into this momentum category. Accordingly, while any foreign stock fund may be volatile, we believe that the fund may be somewhat insulated from a pullback in the large, growth stocks should investors' very high expectations for these shares be disappointed. As always, the Templeton research team will be scouring the world for those shares whose prices are selling at the lowest value relative to their future earnings potential, since such shares help reduce risk while offering the potential for attractive long-term returns.

GRAPHIC MATERIAL (24)
This graph compares the performance of Templeton International Equity Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country World Ex-U.S. Free Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is MCSI.

TOTAL RETURN INDEX COMPARISON
Templeton International Equity Fund
$10,000 Investment (1/27/92 - 12/31/98)


                          TEMPLETON INTERNATIONAL                  MSCI AC WORLD EX
                              EQUITY FUND                          U.S. FREE INDEX
-------------------------------------------------------------------------------------
           1/27/92              $10,000                                $10,000
           1/31/92              $10,000                                 $9,982
           2/29/92              $10,000                                 $9,675
           3/31/92              $10,000                                 $9,090
           4/30/92              $10,010                                 $9,120
           5/31/92              $10,270                                 $9,674
           6/30/92              $10,040                                 $9,207
           7/31/92               $9,760                                 $9,011
           8/31/92               $9,860                                 $9,492
           9/30/92               $9,740                                 $9,297
          10/31/92               $9,570                                 $8,889
          11/30/92               $9,670                                 $8,938
          12/31/92               $9,760                                 $9,012
           1/31/93               $9,630                                 $9,011
           2/28/93               $9,770                                 $9,287
           3/31/93               $9,930                                $10,052
           4/30/93              $10,200                                $10,940
           5/31/93              $10,410                                $11,183
           6/30/93              $10,218                                $11,049
           7/31/93              $10,419                                $11,417
           8/31/93              $11,132                                $12,029
           9/30/93              $11,042                                $11,782
          10/31/93              $11,694                                $12,208
          11/30/93              $11,403                                $11,279
          12/31/93              $12,547                                $12,158
           1/31/94              $13,461                                $13,158
           2/28/94              $13,230                                $13,059
           3/31/94              $12,748                                $12,461
           4/30/94              $12,868                                $12,883
           5/31/94              $12,939                                $12,888
           6/30/94              $12,601                                $12,979
           7/31/94              $13,117                                $13,190
           8/31/94              $13,512                                $13,634
           9/30/94              $13,249                                $13,296
          10/31/94              $13,466                                $13,654
          11/30/94              $12,889                                $12,995
          12/31/94              $12,656                                $12,965
           1/31/95              $12,393                                $12,377
           2/28/95              $12,576                                $12,309
           3/31/95              $12,535                                $13,004
           4/30/95              $13,091                                $13,512
           5/31/95              $13,334                                $13,452
           6/30/95              $13,629                                $13,266
           7/31/95              $14,207                                $14,019
           8/31/95              $13,902                                $13,533
           9/30/95              $14,207                                $13,764
          10/31/95              $13,797                                $13,396
          11/30/95              $13,829                                $13,711
          12/31/95              $13,997                                $14,253
           1/31/96              $14,470                                $14,449
           2/29/96              $14,806                                $14,449
           3/31/96              $15,037                                $14,718
           4/30/96              $15,478                                $15,165
           5/31/96              $15,699                                $14,937
           6/30/96              $15,720                                $15,013
           7/31/96              $15,241                                $14,514
           8/31/96              $15,698                                $14,732
           9/30/96              $15,854                                $14,961
          10/31/96              $16,143                                $14,812
          11/30/96              $16,756                                $15,383
          12/31/96              $17,213                                $15,205
           1/31/97              $17,514                                $14,926
           2/28/97              $17,792                                $15,199
           3/31/97              $18,048                                $15,167
           4/30/97              $17,892                                $15,295
           5/31/97              $18,572                                $16,240
           6/30/97              $19,594                                $17,136
           7/31/97              $20,107                                $17,483
           8/31/97              $19,690                                $16,108
           9/30/97              $21,085                                $16,979
          10/31/97              $19,666                                $15,533
          11/30/97              $19,201                                $15,339
          12/31/97              $19,225                                $15,516
           1/31/98              $19,105                                $15,980
           2/28/98              $20,310                                $17,046
           3/31/98              $21,645                                $17,635
           4/30/98              $22,182                                $17,761
           5/31/98              $22,027                                $17,439
           6/30/98              $21,798                                $17,374
           7/31/98              $21,889                                $17,539
           8/31/98              $18,607                                $15,065
           9/30/98              $18,123                                $14,747
          10/31/98              $19,339                                $16,292
          11/30/98              $20,189                                $17,167
          12/31/98              $20,294                                $17,759

Total Return                    102.94%                                 77.59%


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Templeton International Smaller Companies Fund had a cumulative total return of -12.27% for the year ended December 31, 1998. This compared to a 1.26% return for the Salomon Global ex-U.S. less than U.S. $1 billion Index.* We attribute our underperformance versus the index to several factors. In January, Hong Kong performed very poorly relative to other Asian markets, severely dampening the portfolio. During the period, the portfolio was oriented to cyclical stocks, reflecting the nature of the bargain list. Also, many higher-valued, better quality companies among the small-cap sector were beyond our identified price range, and such companies tended to perform best.

As of December 31, 1998, the portfolio had approximately $25 million in assets under management, invested in 33 countries. The pie chart shows the largest positions by geographic area: Europe with 55.5%, Asia with 19.4%, and Latin America with 6.0%. By country, the largest positions were 16.2% in the U.K., 9.4% in Hong Kong, and 8% each in Spain and the Netherlands.

The past year proved challenging for investors in international small-cap stocks. Larger-capitalization equities captured the bulk of investor attention, outperforming small-cap stocks by a large margin during a period of significant volatility. The weak

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (25)
This chart shows the average annual total return for the Templeton International Equity Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------
1-Year                          +5.56%

5-Year                         +10.09%

Since Inception (1/27/92)      +10.75%

GRAPHIC MATERIAL (26)
This chart shown in pie format the geographic distribution of the Templeton International Smaller Companies Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton International
Smaller Companies Fund

Based on Total Net Assets
12/31/98


Europe                                         55.5%
Asia                                           19.4%
Latin America                                   6.0%
North America                                   5.8%
Australia/New Zealand                           4.7%
Mid-East/Africa                                 2.6%
Short-term Investments & Other Net Assets       6.0%

--------------------------------------------------------------------------------

*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (27)
This table shows the forecasted 1999 P/E Ratios of several countries.

FORECASTED 1999 P/E RATIOS*

                        SMALL COMPANIES               LARGE COMPANIES
---------------------------------------------------------------------
Brazil                         5                             8
Canada                        19                            16
France                        14                            21
Germany                       15                            22
Hong Kong                      7                            14
Japan                         24                            34
Mexico                         6                            16
Netherlands                    9                            23
Spain                         15                            21
Sweden                        13                            20
Switzerland                   13                            20
United Kingdom                11                            20

*Source: Salomon Smith Barney.

--------------------------------------------------------------------------------


performance of small caps did not necessarily result from profit disappointment; rather, we feel it was a consequence of money flowing principally to each market's leading companies. As a result, there generally was a large disparity in valuations between small- and large-cap stocks, with smaller companies often trading at unusually wide discounts to larger companies in world markets. Our analysts sought to take advantage of this trend to uncover fundamentally sound, attractive businesses, selling at less than intrinsic value.

Europe continued to be our largest geographic exposure during 1998. Most European equity markets appreciated sharply during the year, shrugging off well-documented problems in Russia and reduced earnings expectations for many companies. Small-cap stocks, however, largely failed to participate in this strong performance and generally lagged behind large caps in trends toward restructuring, cost-efficiency and increased attention to shareholder value. Nevertheless, as of the end of the reporting period, we believed many European smaller companies were beginning to take a more active approach toward cost cutting and improved efficiency, and as a result, our outlook for shares of European small caps was bright. Somerfield Plc., a U.K. supermarket and one of the portfolio's largest holdings, is an example of a stock we purchased for the portfolio at attractive valuations that benefited from the above trends. Somerfield historically has been an inexpensive stock, with this valuation justified by skepticism about its management's ability to increase profitability amid competitive pressures from larger supermarkets. However, after meeting with Somerfield management, our analysts determined that the company was poised to reward investors by increasing profitability through cost reduction. Somerfield's leading position in the high-end supermarket segment also made it an attractive merger and acquisition candidate, which is exactly what occurred in February. Kwik Save Group Plc., a large U.K. food retailer, announced a merger with Somerfield, propelling the company into the spotlight as a premier industry competitor.

Asia's economic woes, caused in part by last year's widespread currency devaluations, compounded during the first half of 1998, before signs of recovery emerged toward year-end in the form of lower interest rates, strengthening currencies and growing surpluses in many countries. Responding to the effects of currency devaluation, many regional governments were compelled to make difficult policy decisions to force economic reform. In Hong Kong, the Hong Kong Monetary Authority, backed by almost $100 billion in currency reserves, reportedly purchased equities to defend the country's capital markets and the Hong Kong dollar exchange rate from speculators. Although this intervention evidently discouraged short-sellers from attacking the peg and significantly propped up the stock market, international investors appeared to remain concerned about the potential consequences of large-scale government equity holdings. The portfolio's Hong Kong holdings remain restricted to those companies with proven management track records, strong balance sheets, minimal property exposure and stable earnings. One such example is Li & Fung Ltd., which we found to have a realistic strategy, a very strong balance sheet and a highly sophisticated, forward-thinking management team. The company manages manufacturing programs, such as virtual factories, for firms that produce labor-intensive consumer goods like clothing. We purchased shares of Li & Fung at a price beneath our assessment of its intrinsic value, believing it is a flexible and efficient company that should continue to grow through acquisition and expansion into new markets.

We continued to have difficulty finding value in Japan, where the average company traded at a rich 31 times 1999 projected earnings as of the end of the reporting period. This valuation compared with other Asian markets where the price-to-earnings ratios ranged from 12.26 to 30.53. Although the Japanese stock market represents over 21% of the world's market capitalization outside the U.S., less than 3% of the portfolio's total net assets were invested in Japan on December 31, 1998, because of these high valuations. Overall, we would expect to see the portfolio's weighting in Japan increase if the new government addresses the economy's structural problems and companies begin to provide greater financial disclosure and focus on creating value for shareholders.

Looking ahead into 1999, we expect continued recovery throughout Asia, with a slow and uneven pace across countries. We would seek to take advantage of the likely stock price volatility to add to high-quality, Pacific Rim companies in countries that are selling beneath our assessment of their intrinsic value.

The problems in Russia and the uncertainties in Asia appeared to have repercussions in Latin America. In Brazil, markets declined sharply and capital reportedly left the country. As money flowed out of Brazil, the central bank was forced to defend its currency via high, short-term interest rates. This caused severe problems for Brazil's already high fiscal deficit and drove speculation the country would devalue its currency. An example of a Latin American small cap we added to the portfolio was Fertilizantes Fosfatados SA, Pfd., Brazil's leading producer of fertilizer. We think the stock had a strong financial position as of year-end, offering a 10% dividend yield and trading at under four times our 1999 earnings estimates.

Regarding our long-term strategy, while the sharp fall-off in many world markets hurt short-term stock performance, investors did not always differentiate between those companies with significant exposure to the problem areas, and those without. This gave Templeton International Smaller Companies Fund the opportunity to selectively add high-quality stocks, particularly in Europe and Asia, at what we feel were attractive prices. While foreign small-cap stocks may be volatile, we believe the portfolio's longer-term performance should benefit from this value-oriented approach.

GRAPHIC MATERIAL (28)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton International Smaller Companies Fund.

--------------------------------------------------------------------------------

TOP TEN HOLDINGS
Templeton International Smaller Companies Fund
12/31/98

COMPANY                                                        % OF TOTAL
INDUSTRY, COUNTRY                                               NET ASSETS
--------------------------------------------------------------------------
Sa des Galeries Lafayette                                          3.5%
Merchandising, France

GTC Transcontinental Group Ltd., B                                 2.5%
Broadcasting & Publishing, Canada

VTech Holdings Ltd.                                                2.4%
Electric Components & Instruments, Hong Kong

Gas Y Electricidad SA, Br.                                         2.3%
Utilities Electrical & Gas, Spain

Hazlewood Foods Plc.                                               2.2%
Food & Household Products, U.K.

Somerfield Plc.                                                    2.2%
Merchandising, U.K.

Dragados Y Construcciones SA, Br.                                  2.1%
Construction & Housing, Spain

Banco Pastor SA                                                    2.0%
Banking, Spain

Li & Fung Ltd.                                                     2.0%
Merchandising, Hong Kong

Moebel Walther AG & Pfd.                                           1.8%
Merchandising, Germany


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE ARE REPLACING THE SALOMON WORLD EX-U.S. EXTENDED MARKET INDEX WITH THE SALOMON GLOBAL EX-U.S. LESS THAN $1 BILLION INDEX. THE NEW INDEX INCLUDES ALL DEVELOPED AND EMERGING COUNTRIES, EXCEPT THE U.S., AND INCLUDES COMPANIES WITH A TOTAL MARKET CAPITALIZATION BELOW U.S. $1 BILLION. WE BELIEVE IT BETTER MATCHES THE PORTFOLIO'S INVESTMENTS.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS SALOMON SMITH BARNEY.

GRAPHIC MATERIAL (30)
This chart shows the average annual total return for the Templeton International Smaller Companies Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                              -12.27%

Since Inception (5/1/96)             -1.06%

--------------------------------------------------------------------------------

We take very seriously the trust you place in us to invest your money, and go to great lengths to assess what we believe to be each company's true value before we buy its shares for your portfolio. Our analysts attempt to determine a company's value by estimating its potential earnings well into the future. By focusing on the long term, we are often able to buy what others are selling based on short-term considerations. We believe that this approach, while requiring patience, has the potential to reward investors.

GRAPHIC MATERIAL (29)

This graph compares the performance of Templeton International Smaller Companies Fund as tracked by the growth in value of a $10,000 investment, to that of the Salomon Global ex-U.S. less than $1 Billion Index and the Salomon World ex-U.S. EMI from 5/1/96-12/31/98.

We are replacing the Salomon World ex-U.S. Extended Market Index with the Salomon Global ex-U.S. less than $1 billion Index. The new index includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below US $1 billion. We believe it better matches the portfolio's investments.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sale charges. Index source is Salomon Smith Barney.

TOTAL RETURN INDEX COMPARISON
Templeton International Smaller Companies Fund
$10,000 Investment (5/1/96 - 12/31/98)

                               TEMPLETON
                          INTERNATIONAL SMALLER        SALOMON GLOBAL EX-U.S.       SALOMON WORLD EX-U.S.
                             COMPANIES FUND          LESS THAN $1 BILLION INDEX          EMI INDEX
---------------------------------------------------------------------------------------------------------
            5/1/96              $10,000                       $10,000                     $10,000
           5/31/96              $10,150                       $ 9,929                     $ 9,922
           6/30/96              $10,330                       $ 9,908                     $ 9,923
           7/31/96              $10,210                       $ 9,465                     $ 9,548
           8/31/96              $10,330                       $ 9,637                     $ 9,644
           9/30/96              $10,410                       $ 9,694                     $ 9,698
          10/31/96              $10,690                       $ 9,704                     $ 9,660
          11/30/96              $10,890                       $ 9,890                     $ 9,819
          12/31/96              $11,250                       $ 9,721                     $ 9,638
           1/31/97              $11,330                       $ 9,791                     $ 9,430
           2/28/97              $11,450                       $ 10,022                    $ 9,588
           3/31/97              $11,490                       $ 9,803                     $ 9,461
           4/30/97              $11,440                       $ 9,611                     $ 9,320
           5/31/97              $11,670                       $10,127                     $ 9,917
           6/30/97              $11,936                       $10,341                     $10,141
           7/31/97              $12,026                       $10,188                     $ 9,988
           8/31/97              $12,117                       $ 9,652                     $ 9,562
           9/30/97              $12,569                       $ 9,672                     $ 9,732
          10/31/97              $11,574                       $ 9,092                     $ 9,347
          11/30/97              $11,232                       $ 8,426                     $ 8,930
          12/31/97              $11,081                       $ 8,170                     $ 8,733
           1/31/98              $10,689                       $ 8,345                     $ 9,097
           2/28/98              $11,684                       $ 9,047                     $ 9,776
           3/31/98              $12,227                       $ 9,364                     $10,235
           4/30/98              $12,328                       $ 9,396                     $10,313
           5/31/98              $12,066                       $ 9,206                     $10,505
           6/30/98              $11,327                       $ 8,739                     $10,198
           7/31/98              $11,105                       $ 8,552                     $10,128
           8/31/98              $ 9,362                       $ 7,292                     $ 8,886
           9/30/98              $ 9,066                       $ 7,290                     $ 8,655
          10/31/98              $ 9,404                       $ 7,796                     $ 9,266
          11/30/98              $ 9,805                       $ 8,127                     $ 9,563
          12/31/98              $ 9,721                       $ 8,273                     $ 9,794

Total Return                     -2.79%                       -17.27%                      -2.06%

TEMPLETON PACIFIC GROWTH FUND

Severe economic contraction and upheaval for nearly all the Asian economies characterized the year ended December 31, 1998. The effects of widespread currency devaluation compelled governments across the region to make difficult policy decisions to force economic reform. Against this backdrop, Templeton Pacific Growth Fund's cumulative total return was -13.13% for the year, versus 2.69% for the MSCI Pacific Index.*

In the 1998 semiannual report, we outlined three core ideas that guided our investment choices throughout the calendar year. First, we emphasized our faith in the Singapore and Hong Kong economies' strength, owing to solid bankruptcy laws and their respective governments' resolve to fend off currency speculation. Shortly thereafter in August, the Hong Kong government reportedly faced down a heavy round of speculation against the Hong Kong dollar currency peg. In our view, its ability to fend off the speculative attack was a significant factor fueling a dramatic stock market recovery, which significantly helped the portfolio's performance.



*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

In Singapore, the strong government commitment ensuring that companies had funds available to them helped fuel a rapid recovery in the stock markets. Particularly important, we think, was the reduced amount of money commercial banks must deposit with the Monetary Authority to guarantee solvency. Singapore's standards previously were far above international standards, which, in times of crisis, may have kept much-needed cash out of the economy. When we last wrote, six months ago, the Singapore Straits Times Index was off 33.71%, in U.S. dollar terms, for the first six months of 1998. As of the end of the reporting period, the market had regained much of its lost ground, and was off only 6.03% in U.S. dollar terms, for the year.

Second, in the semiannual report we stressed our belief that the Chinese government would be able to maintain the fixed exchange rate regime throughout the year to prevent another round of speculative devaluation across the region. Chinese officials followed this course, in our opinion, correctly recognizing that the regional instability resulting from devaluation would impose a far higher cost than the localized pain of maintaining the Chinese yuan's value. In October, the government re-emphasized its commitment to the fixed exchange rate, and pledged to maintain it through 1999. On the down side, this commitment's resulting cost may have slowed the pace of necessary economic reforms.

Lastly, we indicated in the semiannual report that, for the value investor, we felt Japan was an expensive market and Japanese companies had many structural problems the markets had not yet fully recognized. The Japanese market ended 1998 down 9.28% in local terms, in line with the decline in Japanese companies' net profits. However, because many hedge funds covered their short positions in the yen, the Nikkei 225 Index ended up positive in U.S. dollar terms at year-end. The positive performance generally was in large companies whose valuations were already very high relative to their earnings, while smaller stocks were mainly flat for the year. We believe the portfolio underperformed the MSCI Pacific Index because of the cautious stance we took in Japan. As of the end of the reporting period, Japan was in a depressionary-type environment, whereas we preferred to invest in regions or countries like Hong Kong and Singapore that we believed had a brighter outlook and earnings visibility. 1998 was a unique year in that it saw Japan outperform Hong Kong and Singapore. However, this superior performance was driven more by market manipulation than by fundamentals. We choose to be underweight in this market until we see a brighter picture.

In the first half of the year under review, we established large positions in Hong Kong and Singapore. By contrast, in the last half of the year, we rounded out our portfolio by increasing our weightings in non-local companies deriving a significant amount of

GRAPHIC MATERIAL (31)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Templeton Pacific Growth Fund.

--------------------------------------------------------------------------------

TOP 10 HOLDINGS
Templeton Pacific Growth Fund
12/31/98

COMPANY                                                       % OF TOTAL
INDUSTRY,COUNTRY                                               NET ASSETS
-------------------------------------------------------------------------
Development Bank of Singapore Ltd., fgn.                          4.5%
Banking, Singapore

Singapore Airlines Ltd., fgn.                                     4.0%
Transportation, Singapore

City Developments Ltd.                                            3.9%
Real Estate, Singapore

Wacoal Corp.                                                      3.7%
Textiles & Apparel, Japan

Daito Trust Construction Co. Ltd.                                 3.6%
Construction & Housing, Japan

East Japan Railway Co.                                            3.4%
Transportation, Japan

Cheung Kong Holdings Ltd.                                         3.4%
Multi-Industry, Hong Kong

Mitsubishi Heavy Industries Ltd.                                  3.3%
Industrial Components, Japan

Cathay Pacific Airways Ltd.                                       3.0%
Transportation, Hong Kong

Fuji Heavy Industries Ltd.                                        2.9%
Industrial Components, Japan

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS MSCI.

GRAPHIC MATERIAL (33)
This chart shows the average annual total return for the Templeton Pacific Growth Fund as of 12/31/98.

Average Annual Total Return
---------------------------------------
1-Year                          -13.13%

5-Year                           -9.45%

Since Inception (1/27/92)        -1.68%

--------------------------------------------------------------------------------

their earnings from the Asian region. We felt that companies with international exposure would be better equipped than local Asian companies to absorb the shock of economic contraction, over the long term.

Looking ahead into 1999, we currently expect to see continued recovery throughout the region, with a slow and uneven pace across countries. While in Indonesia and Malaysia we expect further economic stagnation, in Japan, we saw some small signs that the economy's deep problems were being worked out. The fact that Japan's new government appeared to have grasped the depth of the task ahead, and the possibility that political deadlock may give rise to positive compromises toward the end of the next year were encouraging to us. In particular, we are hopeful that, as new rules requiring greater financial disclosure go into effect, we will be able to identify more of those companies that follow sound financial practices. We will look to take advantage of market dips to increase our positions in these types of companies.

In China, we expect the government will face considerably more challenges in maintaining economic growth, while continuing structural reform. China created a massive government stimulus package as part of its effort to increase its gross domestic product. We do not believe it will be able to continue pumping money into the economy without sacrificing the country's long-term economic growth potential. Hence, we believe 1999 will be one of the toughest years for China to date, and we anticipate flat or slightly negative earnings growth for most of the country's companies.

We expect Singapore, Hong Kong, Thailand and Korea to see the strongest economic performance over the coming year, and, on market dips, would look to increase our holdings in these countries, along with Australia.

GRAPHIC MATERIAL (32)
This graph compares the performance of Pacific Growth Fund as tracked by the growth in value of a $10,000 investment, to that of MSCI Pacific Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Morgan Stanley Capital International.

TOTAL RETURN INDEX COMPARISON
Templeton Pacific Growth Fund
$10,000 Investment (1/27/92 - 12/31/98)

                            TEMPLETON PACIFIC
                              GROWTH FUND               MSCI PACIFIC INDEX
--------------------------------------------------------------------------------
           1/27/92              $10,000                       $10,000
           1/31/92              $10,000                       $ 9,949
           2/29/92              $10,000                       $ 9,253
           3/31/92              $10,000                       $ 8,375
           4/30/92              $10,010                       $ 7,993
           5/31/92              $10,210                       $ 8,618
           6/30/92              $10,450                       $ 7,942
           7/31/92              $ 9,900                       $ 7,834
           8/31/92              $ 9,570                       $ 8,908
           9/30/92              $ 9,790                       $ 8,706
          10/31/92              $10,230                       $ 8,401
          11/30/92              $10,110                       $ 8,561
          12/31/92              $ 9,880                       $ 8,465
           1/31/93              $ 9,980                       $ 8,450
           2/28/93              $10,330                       $ 8,862
           3/31/93              $10,270                       $ 9,935
           4/30/93              $10,920                       $11,519
           5/31/93              $11,290                       $11,856
           6/30/93              $11,100                       $11,664
           7/31/93              $11,230                       $12,355
           8/31/93              $11,770                       $12,723
           9/30/93              $11,840                       $12,249
          10/31/93              $13,110                       $12,522
          11/30/93              $12,970                       $10,757
          12/31/93              $14,610                       $11,509
           1/31/94              $14,720                       $12,843
           2/28/94              $14,300                       $13,177
           3/31/94              $13,330                       $12,451
           4/30/94              $13,520                       $12,991
           5/31/94              $14,080                       $13,302
           6/30/94              $13,704                       $13,739
           7/31/94              $13,956                       $13,446
           8/31/94              $14,549                       $13,682
           9/30/94              $14,006                       $13,342
          10/31/94              $14,100                       $13,681
          11/30/94              $13,194                       $12,920
          12/31/94              $13,325                       $13,009
           1/31/95              $12,359                       $12,189
           2/28/95              $12,872                       $11,889
           3/31/95              $13,194                       $12,804
           4/30/95              $13,376                       $13,351
           5/31/95              $13,899                       $12,820
           6/30/95              $13,643                       $12,279
           7/31/95              $14,170                       $13,166
           8/31/95              $14,005                       $12,672
           9/30/95              $14,263                       $12,792
          10/31/95              $13,694                       $12,172
          11/30/95              $13,767                       $12,772
          12/31/95              $14,387                       $13,398
           1/31/96              $15,556                       $13,423
           2/29/96              $15,504                       $13,273
           3/31/96              $15,535                       $13,683
           4/30/96              $16,228                       $14,381
           5/31/96              $16,280                       $13,759
           6/30/96              $16,136                       $13,764
           7/31/96              $15,259                       $13,134
           8/31/96              $15,638                       $12,790
           9/30/96              $15,866                       $13,210
          10/31/96              $15,357                       $12,599
          11/30/96              $16,180                       $12,943
          12/31/96              $15,985                       $12,272
           1/31/97              $15,736                       $11,241
           2/28/97              $15,801                       $11,477
           3/31/97              $15,205                       $11,059
           4/30/97              $15,303                       $11,291
           5/31/97              $16,169                       $12,397
           6/30/97              $16,461                       $13,167
           7/31/97              $16,737                       $12,854
           8/31/97              $14,034                       $11,581
           9/30/97              $14,354                       $11,538
          10/31/97              $11,717                       $10,139
          11/30/97              $10,691                       $ 9,582
          12/31/97              $10,239                       $ 9,163
           1/31/98              $ 9,389                       $ 9,661
           2/28/98              $10,691                       $10,009
           3/31/98              $10,393                       $ 9,459
           4/30/98              $ 9,676                       $ 9,273
           5/31/98              $ 8,341                       $ 8,645
           6/30/98              $ 7,532                       $ 8,630
           7/31/98              $ 7,295                       $ 8,481
           8/31/98              $ 6,063                       $ 7,480
           9/30/98              $ 6,632                       $ 7,457
          10/31/98              $ 8,290                       $ 8,749
          11/30/98              $ 8,882                       $ 9,153
          12/31/98              $ 8,894                       $ 9,409


Total Return                    -11.06%                        -5.91%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PORTFOLIOS SEEKING GROWTH AND INCOME
GLOBAL UTILITIES SECURITIES FUND
(Prior to May 1, 1998, the Utility Equity Fund)

Volatility in the foreign and domestic equity markets marked the 1998 calendar year, with slowing economic growth in Asia affecting the U.S., Europe and Latin America. While we do not anticipate a global recession, the recent global slowdown created a period of uncertainty where it was not uncommon for markets to trade up or down by 5% or more in a single day. Over the reporting period, Global Utilities Securities Fund delivered a +11.19% cumulative total return. Our emphasis on U.S. electric utility companies helped reduce portfolio fluctuation during the big down days throughout the year. At the same time this caused the portfolio to underperform the Financial Times/S&P Actuaries World Utilities Index, which had a more global distribution. In 1998, the portfolio changed its name and objective to focus on global utilities, whereas before we were primarily a U.S. electric utility fund. As opportunities present themselves, we anticipate moving toward more global investments. Another drag on our performance relative to the index was our more than 4% allocation in Latin America and Asia, while the index favors developed countries.

Despite the shakeup in many of the markets in which we invest, we are optimistic about global utility stocks going forward. The historically defensive nature of utility stocks is one important reason for this confidence. While past results may not repeat themselves, utility services have not been as sensitive to economic slowdowns as most other industries, since electricity, telephone, gas, water and similar services have tended to enjoy stable and predictable demand. This has generally enabled utility companies to deliver steady earnings and dividends even in times of economic uncertainty.

Your portfolio's industry weightings changed slightly over the period, with electric utility companies having the heaviest weighting, comprising 66.7% of total net assets, telecommunications companies increased almost 3% to comprise 25.1% of total net assets, while gas companies declined to 4.1%. On a regional basis, Europe and the U.S. delivered the best returns, with Latin America and Asia generally weaker. As shown by the chart to the right, portfolio weightings as of December 31, 1998, reflected this.

The American electric industry fundamentally improved, not only in earnings and cash flow projections, but also on regulatory reform. The 1990s saw the industry's cash flow, as measured by the ratio of internal funds to total cash construction expenditures, increase from 74.4% in 1990, to an estimated 133.4% in 1997. The 1997 figure represented the third straight year of improvement and the highest level of internally-generated funds ever recorded.* In general, electric utilities appeared to use

GRAPHIC MATERIAL (34)

This chart shows in pie format the geographic distribution of the Global Utilities Securities Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Global Utilities Securities Fund
Based on Total Net Assets
12/31/98

United States                                  73.88%
Europe                                         17.85%
Latin America                                   2.20%
Asia                                            1.95%
Short-term Investments & Other Assets           4.12%


*Edison Electric Institute. 1997 Annual Report of the Investor-Owned Electric Utility Industry.

--------------------------------------------------------------------------------

GRAPHIC MATERIAL (35)
This chart shows the top 10 holdings based on the percentage of total net assets on 12/21/98 for the Global Utilities Securities Fund.

TOP 10 HOLDINGS
Global Utilities Securities Fund
12/31/98

                                            % OF TOTAL
COMPANY                                     NET ASSETS
Southern Co.                                   3.53%
GPU Inc.                                       3.36%
Telecom Italia SpA                             3.20%
New Century Energies Inc.                      3.01%
Florida Progress Corp.                         2.94%
Cinergy Corp.                                  2.89%
Pinnacle West Capital Corp.                    2.85%
FPL Group Inc.                                 2.78%
PG&E Corp.                                     2.73%
Entergy Corp.                                  2.67%

--------------------------------------------------------------------------------


the excess cash flow to enhance long-term earnings growth by paying down debt, repurchasing shares and investing in energy related businesses, factors which we believe bode well for domestic electric utility stocks going forward.

The U.S. market continued to provide many of the portfolio's best investment vehicles, in our opinion. During the reporting period, we purchased shares of Montana Power Co., CMS Energy Corp. and Edison International, three electric utilities that benefited from the above-mentioned trends. We also believed that domestic telecommunications stocks were poised for strong growth over the next few years, and added positions in Bell Atlantic Corp. and Intermedia Communications Inc. Meanwhile, domestic natural gas stocks experienced great volatility over the recent period, with many stocks trading up sharply in September, only to fall again in October. The El Nino weather system, which created significantly warmer weather trends, contributed to this phenomenon by negatively impacting gas demand and pricing.

In Europe, we maintained a favorable outlook, counting on the volatility that should result from European Monetary Union's inception in 1999 to create buying opportunities. The 1998 calendar year presented contrasts for utilities, with superior performance in France, Belgium and Spain and laggard returns in Portugal and Germany. A few of our new stock ideas in this region included Spanish electric utility Endesa SA, AEM SpA, an Italian gas distribution and electric utility, and Equant NV, a Europe-based telecommunications network company that we think is poised to benefit from the huge growth of data communications and the Internet. Going forward, we feel the economic trends in the European area should be supportive for utilities, as most economists are forecasting lower gross domestic product growth, possibly causing investors to prefer more defensive sectors.

We maintained a guarded outlook for Latin America in the short term, while being more optimistic for the longer term. During the year under review, the Asian economic crisis that began in late 1997 continued to send shock waves through Latin America, as investors evidently feared similar economic difficulties would spread there. Many investors reportedly withdrew capital, and speculators attacked the Latin American/U.S. dollar exchange rates, putting several currencies under pressure. Long-term, we view positively the region's evolution toward a more market-oriented economic environment and believe it may continue to provide attractive investment opportunities in the future.

The Asian financial crisis made headlines around the world in late 1997 and early 1998. Fortunately, we had a small weighting in Asian stock investments at that time. In fact, we have been under-invested in Asia for the past few years, due to concerns of over-valuation and the potential for exactly the kind of crisis that just occurred. Your portfolio's weighting in Asia was just 1.95% of total net assets as of year-end. Although stock prices have fallen dramatically since the crisis started, we expect to be cautious in looking for bargains in these markets over the coming year. While many stocks appear cheap at recent levels, we are still concerned that economic indicators have not yet hit bottom. In the future we will employ caution as we look for the highest return securities with the lowest relative risk profiles.

In conclusion, we note that the year ended December 31, 1998, was a difficult one in many parts of the world. The Asian economic crisis resulted in a significantly higher level of volatility than investors usually encounter. However, we believe the long-term outlook for global utility stocks is still very robust, as many of the demographic, economic and social factors that contributed to the high returns in the past may exist for many years ahead. We will seek to benefit from accelerating worldwide demand for telecommunications, electric power, gas, water and other utility services, as many foreign countries are just now building infrastructures that will produce high levels of revenue and earnings growth in the future.

GRAPHIC MATERIAL (36)
This graph compares the performance of Global Utilities Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, the Consumer Price Index, and the FT/S&P Actuaries World Utilities Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Global Utilities Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)


                                                                                                          FT/S&P
                 GLOBAL                                                                                  ACTUARIES
                UTILITIES                                                    CONSUMER                      WORLD
                SECURITIES                                                     PRICE                     UTILITIES
                  FUND                               S&P500                    INDEX                       INDEX
--------------------------------------------------------------------------------------------------------------------
      1/24/89    $10,000                           $ 10,000                   $ 10,000                    $10,000
      1/31/89    $10,020               1.65%       $ 10,165      0.11%        $ 10,011        0.76%       $10,076
      2/28/89    $10,080              -2.49%       $  9,912      0.41%        $ 10,052        -3.42%       $9,731
      3/31/89    $10,150               2.33%       $ 10,143      0.58%        $ 10,111        -3.16%       $9,424
      4/30/89    $10,210               5.19%       $ 10,670      0.65%        $ 10,176        4.22%        $9,821
      5/31/89    $10,610               4.05%       $ 11,102      0.57%        $ 10,234        0.21%        $9,842
      6/30/89    $10,730              -0.57%       $ 11,038      0.24%        $ 10,259        -1.26%       $9,718
      7/31/89    $11,260               9.03%       $ 12,035      0.24%        $ 10,284        11.32%      $10,818
      8/31/89    $11,100               1.96%       $ 12,271      0.16%        $ 10,300        -4.35%      $10,348
      9/30/89    $11,160              -0.41%       $ 12,221      0.32%        $ 10,333        3.79%       $10,740
     10/31/89    $11,260              -2.32%       $ 11,937      0.48%        $ 10,383        -1.42%      $10,587
     11/30/89    $11,500               2.04%       $ 12,181      0.24%        $ 10,407        5.58%       $11,178
     12/31/89    $12,140               2.40%       $ 12,473      0.16%        $ 10,424        4.85%       $11,720
      1/31/90    $11,680              -6.71%       $ 11,636      1.03%        $ 10,531        -7.60%      $10,829
      2/28/90    $11,750               1.29%       $ 11,786      0.47%        $ 10,581        -2.82%      $10,524
      3/31/90    $11,668               2.65%       $ 12,099      0.55%        $ 10,639        -4.78%      $10,021
      4/30/90    $11,153              -2.49%       $ 11,797      0.16%        $ 10,656        -2.51%       $9,769
      5/31/90    $11,607               9.75%       $ 12,948      0.23%        $ 10,681        9.98%       $10,744
      6/30/90    $11,678              -0.67%       $ 12,861      0.54%        $ 10,738        -2.87%      $10,436
      7/31/90    $11,839              -0.32%       $ 12,820      0.38%        $ 10,779        -0.57%      $10,377
      8/31/90    $11,103              -9.04%       $ 11,661      0.92%        $ 10,878        -7.81%       $9,566
      9/30/90    $11,113              -4.87%       $ 11,093      0.84%        $ 10,970        -4.93%       $9,095
     10/31/90    $11,899              -0.43%       $ 11,045      0.60%        $ 11,036        11.70%      $10,159
     11/30/90    $12,192               6.46%       $ 11,759      0.22%        $ 11,060        -0.07%      $10,152
     12/31/90    $12,363               2.79%       $ 12,087      0.00%        $ 11,060        2.07%       $10,362
      1/31/91    $12,232               4.36%       $ 12,614      0.60%        $ 11,126        1.94%       $10,563
      2/28/91    $12,676               7.15%       $ 13,516      0.15%        $ 11,143        4.71%       $11,060
      3/31/91    $12,888               2.42%       $ 13,843      0.15%        $ 11,160        -2.08%      $10,830
      4/30/91    $12,989               0.24%       $ 13,876      0.15%        $ 11,176        0.88%       $10,925
      5/31/91    $12,968               4.31%       $ 14,474      0.30%        $ 11,210        0.83%       $11,016
      6/30/91    $12,871              -4.58%       $ 13,811      0.29%        $ 11,242        -4.21%      $10,552
      7/31/91    $13,379               4.66%       $ 14,455      0.15%        $ 11,259        5.57%       $11,140
      8/31/91    $13,742               2.37%       $ 14,797      0.29%        $ 11,292        1.71%       $11,331
      9/30/91    $14,218              -1.67%       $ 14,550      0.44%        $ 11,342        3.44%       $11,720
     10/31/91    $14,426               1.34%       $ 14,745      0.15%        $ 11,359        1.40%       $11,884
     11/30/91    $14,706              -4.03%       $ 14,151      0.29%        $ 11,392        -1.60%      $11,694
     12/31/91    $15,276              11.44%       $ 15,770      0.07%        $ 11,400        7.02%       $12,515
      1/31/92    $14,757              -1.86%       $ 15,476      0.15%        $ 11,417        -4.29%      $11,978
      2/29/92    $14,726               1.29%       $ 15,676      0.36%        $ 11,458        -1.24%      $11,830
      3/31/92    $14,633              -1.95%       $ 15,370      0.51%        $ 11,516        -3.20%      $11,451
      4/30/92    $15,068               2.94%       $ 15,822      0.14%        $ 11,532        3.38%       $11,838
      5/31/92    $15,358               0.49%       $ 15,900      0.14%        $ 11,548        2.45%       $12,128
      6/30/92    $15,543              -1.49%       $ 15,663      0.36%        $ 11,590        -1.18%      $11,985
      7/31/92    $16,378               4.09%       $ 16,303      0.21%        $ 11,614        3.85%       $12,447
      8/31/92    $16,315              -2.05%       $ 15,969      0.28%        $ 11,647        2.45%       $12,752
      9/30/92    $16,389               1.17%       $ 16,156      0.28%        $ 11,679        -1.82%      $12,519
     10/31/92    $16,283               0.34%       $ 16,211      0.35%        $ 11,720        -2.07%      $12,260
     11/30/92    $16,304               3.40%       $ 16,762      0.14%        $ 11,737        2.05%       $12,512
     12/31/92    $16,738               1.23%       $ 16,968     -0.07%        $ 11,729        2.55%       $12,831
      1/31/93    $17,003               0.84%       $ 17,111      0.49%        $ 11,786        1.35%       $13,004
      2/28/93    $17,923               1.36%       $ 17,344      0.35%        $ 11,827        5.05%       $13,661
      3/31/93    $18,082               2.11%       $ 17,710      0.35%        $ 11,869        5.76%       $14,447
      4/30/93    $18,092              -2.42%       $ 17,281      0.28%        $ 11,902        1.93%       $14,726
      5/31/93    $18,018               2.67%       $ 17,742      0.14%        $ 11,919        1.74%       $14,983
      6/30/93    $18,459               0.29%       $ 17,794      0.14%        $ 11,935        1.94%       $15,273
      7/31/93    $18,826              -0.40%       $ 17,723      0.00%        $ 11,935        2.45%       $15,647
      8/31/93    $19,344               3.79%       $ 18,394      0.28%        $ 11,969        4.25%       $16,312
      9/30/93    $19,247              -0.77%       $ 18,253      0.21%        $ 11,994        -1.53%      $16,063
     10/31/93    $19,128               2.07%       $ 18,631      0.41%        $ 12,043        1.78%       $16,349
     11/30/93    $18,221              -0.95%       $ 18,454      0.07%        $ 12,051        -5.21%      $15,497
     12/31/93    $18,502               1.21%       $ 18,677      0.00%        $ 12,051        3.13%       $15,982
      1/31/94    $18,124               3.40%       $ 19,312      0.27%        $ 12,084        3.45%       $16,533
      2/28/94    $17,206              -2.71%       $ 18,789      0.34%        $ 12,125        -4.16%      $15,846
      3/31/94    $16,602              -4.36%       $ 17,969      0.34%        $ 12,166        -3.88%      $15,231
      4/30/94    $16,991               1.28%       $ 18,199      0.14%        $ 12,183        1.81%       $15,507
      5/31/94    $16,105               1.64%       $ 18,498      0.07%        $ 12,192        -1.63%      $15,254
      6/30/94    $15,486              -2.45%       $ 18,045      0.34%        $ 12,233        -2.24%      $14,912
      7/31/94    $16,280               3.28%       $ 18,637      0.27%        $ 12,266        2.62%       $15,303
      8/31/94    $16,439               4.10%       $ 19,401      0.40%        $ 12,315        2.22%       $15,643
      9/30/94    $16,030              -2.44%       $ 18,927      0.27%        $ 12,349        -2.77%      $15,209
     10/31/94    $16,340               2.25%       $ 19,353      0.07%        $ 12,357        1.46%       $15,431
     11/30/94    $16,431              -3.64%       $ 18,649      0.13%        $ 12,373        -4.07%      $14,803
     12/31/94    $16,363               1.48%       $ 18,925      0.00%        $ 12,373        -0.71%      $14,698
      1/31/95    $17,316               2.59%       $ 19,415      0.40%        $ 12,423        0.81%       $14,817
      2/28/95    $17,384               3.90%       $ 20,172      0.40%        $ 12,472        0.14%       $14,838
      3/31/95    $17,134               2.95%       $ 20,767      0.33%        $ 12,514        2.81%       $15,255
      4/30/95    $17,497               2.94%       $ 21,378      0.33%        $ 12,555        3.52%       $15,792
      5/31/95    $18,462               4.00%       $ 22,233      0.20%        $ 12,580        1.35%       $16,005
      6/30/95    $18,443               2.32%       $ 22,748      0.20%        $ 12,605        0.56%       $16,095
      7/31/95    $18,479               3.32%       $ 23,504      0.00%        $ 12,605        2.87%       $16,557
      8/31/95    $18,659               0.25%       $ 23,563      0.26%        $ 12,638        -0.32%      $16,504
      9/30/95    $19,716               4.22%       $ 24,557      0.20%        $ 12,663        4.80%       $17,296
     10/31/95    $20,160              -0.36%       $ 24,468      0.33%        $ 12,705        -0.93%      $17,135
     11/30/95    $20,496               4.39%       $ 25,543     -0.07%        $ 12,696        1.29%       $17,356
     12/31/95    $21,493               1.93%       $ 26,036     -0.07%        $ 12,687        3.38%       $17,943
      1/31/96    $21,877               3.40%       $ 26,921      0.59%        $ 12,762        1.40%       $18,194
      2/29/96    $21,481               0.93%       $ 27,171      0.32%        $ 12,803        -1.09%      $17,995
      3/31/96    $21,469               0.96%       $ 27,432      0.52%        $ 12,870        -0.94%      $17,826
      4/30/96    $21,025               1.47%       $ 27,835      0.39%        $ 12,920        2.68%       $18,304
      5/31/96    $21,493               2.58%       $ 28,553      0.19%        $ 12,944        -0.86%      $18,147
      6/30/96    $22,443               0.38%       $ 28,662      0.06%        $ 12,952        1.29%       $18,381
      7/31/96    $21,266              -4.42%       $ 27,395      0.19%        $ 12,977        -4.87%      $17,486
      8/31/96    $21,722               2.11%       $ 27,973      0.19%        $ 13,001        0.05%       $17,494
      9/30/96    $21,848               5.63%       $ 29,548      0.32%        $ 13,043        1.28%       $17,718
     10/31/96    $22,557               2.76%       $ 30,363      0.32%        $ 13,085        2.42%       $18,147
     11/30/96    $22,962               7.56%       $ 32,659      0.19%        $ 13,110        4.89%       $19,034
     12/31/96    $23,013              -1.98%       $ 32,012      0.00%        $ 13,110        2.22%       $19,457
      1/31/97    $23,507               6.25%       $ 34,013      0.32%        $ 13,151        0.79%       $19,611
      2/28/97    $23,481               0.78%       $ 34,278      0.31%        $ 13,192        0.55%       $19,719
      3/31/97    $22,709              -4.11%       $ 32,870      0.25%        $ 13,225        -2.83%      $19,161
      4/30/97    $22,494               5.97%       $ 34,832      0.12%        $ 13,241        1.46%       $19,440
      5/31/97    $23,924               6.09%       $ 36,953     -0.06%        $ 13,233        6.61%       $20,725
      6/30/97    $24,709               4.48%       $ 38,609      0.12%        $ 13,249        4.62%       $21,683
      7/31/97    $25,298               7.96%       $ 41,682      0.12%        $ 13,265        1.41%       $21,988
      8/31/97    $24,437              -5.60%       $ 39,348      0.19%        $ 13,290        -4.86%      $20,920
      9/30/97    $25,714               5.48%       $ 41,504      0.25%        $ 13,323        6.72%       $22,326
     10/31/97    $25,283              -3.34%       $ 40,118      0.25%        $ 13,357        -1.45%      $22,002
     11/30/97    $26,962               4.63%       $ 41,975     -0.06%        $ 13,349        7.00%       $23,542
     12/31/97    $29,172               1.72%       $ 42,697     -0.12%        $ 13,333        4.16%       $24,521
      1/31/98    $28,282               1.11%       $ 43,171      0.19%        $ 13,358        3.27%       $25,323
      2/28/98    $29,516               7.21%       $ 46,284      0.19%        $ 13,383        2.58%       $25,977
      3/31/98    $31,755               5.12%       $ 48,653      0.19%        $ 13,409        8.96%       $28,304
      4/30/98    $30,736               1.01%       $ 49,145      0.18%        $ 13,433        -2.18%      $27,687
      5/31/98    $29,990              -1.72%       $ 48,300      0.18%        $ 13,457        -1.16%      $27,366
      6/30/98    $31,071               4.06%       $ 50,260      0.12%        $ 13,473        3.25%       $28,255
      7/31/98    $30,167              -1.07%       $ 49,723      0.12%        $ 13,489        3.12%       $29,137
      8/31/98    $28,135              -14.46%      $ 42,533      0.12%        $ 13,506        -7.88%      $26,841
      9/30/98    $29,659               6.41%       $ 45,259      0.12%        $ 13,522        5.24%       $28,247
     10/31/98    $30,230               8.13%       $ 48,939      0.24%        $ 13,554        5.88%       $29,908
     11/30/98    $30,944               6.06%       $ 51,904      0.00%        $ 13,554        3.84%       $31,057
     12/31/98    $32,436      4.82%    5.76%       $ 54,894     -0.06%        $ 13,546        7.91%       $33,513


--------------------------------------------------------------------------------

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (37)
This chart shows the average annual total return for the Global Utilities Securities Funds as of 12/31/98.

Average Annual Total Return
----------------------------------------------
1-Year                                 +11.19%

5-Year                                 +11.88%

Since Inception (1/24/89)              +12.57%


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (38)
This chart shows the top 10 holdings and their respective based on the percentage of total net assets on 12/31/98 for the Growth and Income Fund.

TOP 10 HOLDINGS
Growth and Income Fund
12/31/98

COMPANY                                                % OF TOTAL
INDUSTRY                                               NET ASSETS
-----------------------------------------------------------------
Bell Atlantic Corp.                                       3.0%
Telecommunications

Pharmacia & Upjohn Inc.                                   2.6%
Health Technology

Atlantic Richfield Co.                                    2.6%
Energy Minerals

J.C. Penney Co. Inc.                                      2.2%
Retail Trade

UST Inc.                                                  2.0%
Consumer Non-Durables

Texaco Inc.                                               2.0%
Energy Minerals

Chevron Corp.                                             1.9%
Energy Minerals

Dominion Resources Inc.                                   1.8%
Utilities

GTE Corp.                                                 1.8%
Telecommunications

Philip Morris Cos. Inc.                                   1.8%
Consumer Non-Durables


GROWTH AND INCOME FUND

1998 witnessed increased volatility in the world's stock markets. In this environment, investors generally preferred large capitalization growth stocks, which, as they have done since 1994, outperformed traditional value stocks for the 12-month period. Growth and Income Fund, which utilizes a value investment discipline, reflected these trends.

In keeping with its fundamental investment approach, the portfolio seeks to invest in stocks with attractive valuations. We look for stocks selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings.* This generally entails investing in stocks at what we feel are temporarily depressed prices. At the same time we collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines. Our investments typically fall into three categories: cyclical stocks; "special situation" stocks; and traditional, high dividend-paying stocks such as utilities, real estate investment trusts (REITs), and energy.

As of year-end, we remained heavily weighted in traditionally high-yielding stocks. However, we did take profits based on the strength of various energy and telephone utility positions during the year. On the other hand, our investments in REITs did not meet expectations. Looking forward into 1999, we believe their performance may improve as capital market constraints have improved industry fundamentals and many holdings offer attractive dividend yields of 7% or more.

The investment in Ford Motor Co. in late 1997 typifies our strategy for cyclical stocks. Seeking to invest in companies with attractive dividend yields and assets, we found Ford's adjusted dividend yield in excess of 5% and their balance sheet appealing with over $10 per share at the time of purchase. The company was also trading at six times estimated earnings and was spinning off its consumer finance subsidiary at a value in excess of $16 per share. Our investment was rewarded when Ford became one of the portfolio's best performers in 1998, with a one-year total return gain of approximately 85%. Our commodity-sensitive cyclical holdings did not fare as well during the year, as the price of many commodities fell to 20-year lows. We took profits in paper and building products producers Georgia Pacific Corp. and Millennium Chemicals, Inc., and realized losses in Freeport McMoran Copper and Gold, Inc. and Portucel Industrial SA, a Europe-based forest products company.


*Normalized earnings estimate a company's earnings during periods of normal economic activity, attempting to factor out extremes produced by cyclical strength or weakness.

During 1998, many of our new investments fell into the "special situations" category. Often referred to as "fallen angels," these stocks are typically high-quality growth companies that have experienced a short-term slowing in their businesses, but continue to maintain excellent, long-term potential. Examples of these investments include Diebold Inc., the world's largest automated teller machine manufacturer; Pitney Bowes Inc., a top-ranked producer of postage meters; Federal Signal Corp., maker of safety and rescue equipment; Pall Corp., a leading filter supplier; and Avery Dennison Corp., a global leader in consumer label and adhesive products.

Our search for undervalued stocks also led to numerous "takeovers" among the portfolio's 1998 holdings. Twelve of our approximately 80 positions were subject to acquisition bids during the year. Those holdings included Chrysler Corp.; Union Camp Corp.; Illinois Central Corp. railroad; electronics connector AMP Inc.; utilities company PacifiCorp; financial companies Mid Ocean Ltd. and Beneficial Corp.; oil companies Amoco Corp. and Mobil Corp.; and telecommunications companies GTE Corp., Ameritech Corp. and Southern New England Telecommunications Corp.

GRAPHIC MATERIAL (39)
This graph compares the performance of Growth and Income Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Consumer Price Index from 1/24/89 12/31/98.

Looking forward, we anticipate continued high levels of financial market volatility. Corporate America will likely face earnings growth challenges near-term, while overall stock market valuations remain historically high. Importantly, volatility can offer opportunities to invest in quality companies at bargain levels, as widely fluctuating stock prices often reflect emotional swings rather than historical fundamentals. Consistent with historical long-term market cycles, we feel that the recent phenomenon of growth stocks outperforming value issues will reverse, possibly soon. If this happens, we believe our disciplined, value-oriented approach may be very well positioned for such a market environment.

TOTAL RETURN INDEX COMPARISON
Growth and Income Fund
$10,000 Investment (1/24/89 - 12/31/98)

                      GROWTH &                                                            CONSUMER PRICE
                      INCOME                                   S&P 500                        INDEX
--------------------------------------------------------------------------------------------------------
         1/24/89     $10,000                                  $  10,000                      $10,000
         1/31/89     $10,020                      1.65%       $  10,165       0.11%          $10,011
         2/28/89     $10,080                     -2.49%       $   9,912       0.41%          $10,052
         3/31/89     $10,150                      2.33%       $  10,143       0.58%          $10,111
         4/30/89     $10,210                      5.19%       $  10,670       0.65%          $10,176
         5/31/89     $10,280                      4.05%       $  11,102       0.57%          $10,234
         6/30/89      $9,990                     -0.57%       $  11,038       0.24%          $10,259
         7/31/89     $10,530                      9.03%       $  12,035       0.24%          $10,284
         8/31/89     $11,020                      1.96%       $  12,271       0.16%          $10,300
         9/30/89     $10,680                     -0.41%       $  12,221       0.32%          $10,333
        10/31/89     $10,040                     -2.32%       $  11,937       0.48%          $10,383
        11/30/89     $10,110                      2.04%       $  12,181       0.24%          $10,407
        12/31/89     $10,290                      2.40%       $  12,473       0.16%          $10,424
         1/31/90      $9,760                     -6.71%       $  11,636       1.03%          $10,531
         2/28/90      $9,920                      1.29%       $  11,786       0.47%          $10,581
         3/31/90     $10,159                      2.65%       $  12,099       0.55%          $10,639
         4/30/90      $9,958                     -2.49%       $  11,797       0.16%          $10,656
         5/31/90     $10,824                      9.75%       $  12,948       0.23%          $10,681
         6/30/90     $10,693                     -0.67%       $  12,861       0.54%          $10,738
         7/31/90     $10,623                     -0.32%       $  12,820       0.38%          $10,779
         8/31/90      $9,736                     -9.04%       $  11,661       0.92%          $10,878
         9/30/90      $9,343                     -4.87%       $  11,093       0.84%          $10,970
        10/31/90      $9,242                     -0.43%       $  11,045       0.60%          $11,036
        11/30/90      $9,776                      6.46%       $  11,759       0.22%          $11,060
        12/31/90     $10,048                      2.79%       $  12,087       0.00%          $11,060
         1/31/91     $10,683                      4.36%       $  12,614       0.60%          $11,126
         2/28/91     $11,127                      7.15%       $  13,516       0.15%          $11,143
         3/31/91     $11,147                      2.42%       $  13,843       0.15%          $11,160
         4/30/91     $11,177                      0.24%       $  13,876       0.15%          $11,176
         5/31/91     $11,600                      4.31%       $  14,474       0.30%          $11,210
         6/30/91     $10,853                     -4.58%       $  13,811       0.29%          $11,242
         7/31/91     $11,243                      4.66%       $  14,455       0.15%          $11,259
         8/31/91     $11,623                      2.37%       $  14,797       0.29%          $11,292
         9/30/91     $11,541                     -1.67%       $  14,550       0.44%          $11,342
        10/31/91     $11,664                      1.34%       $  14,745       0.15%          $11,359
        11/30/91     $11,161                     -4.03%       $  14,151       0.29%          $11,392
        12/31/91     $12,054                     11.44%       $  15,770       0.07%          $11,400
         1/31/92     $12,577                     -1.86%       $  15,476       0.15%          $11,417
         2/29/92     $12,587                      1.29%       $  15,676       0.36%          $11,458
         3/31/92     $12,125                     -1.95%       $  15,370       0.51%          $11,516
         4/30/92     $12,146                      2.94%       $  15,822       0.14%          $11,532
         5/31/92     $12,218                      0.49%       $  15,900       0.14%          $11,548
         6/30/92     $11,943                     -1.49%       $  15,663       0.36%          $11,590
         7/31/92     $12,295                      4.09%       $  16,303       0.21%          $11,614
         8/31/92     $12,119                     -2.05%       $  15,969       0.28%          $11,647
         9/30/92     $12,420                      1.17%       $  16,156       0.28%          $11,679
        10/31/92     $12,658                      0.34%       $  16,211       0.35%          $11,720
        11/30/92     $13,135                      3.40%       $  16,762       0.14%          $11,737
        12/31/92     $13,259                      1.23%       $  16,968      -0.07%          $11,729
         1/31/93     $13,363                      0.84%       $  17,111       0.49%          $11,786
         2/28/93     $13,280                      1.36%       $  17,344       0.35%          $11,827
         3/31/93     $13,653                      2.11%       $  17,710       0.35%          $11,869
         4/30/93     $13,477                     -2.42%       $  17,281       0.28%          $11,902
         5/31/93     $13,840                      2.67%       $  17,742       0.14%          $11,919
         6/30/93     $13,676                      0.29%       $  17,794       0.14%          $11,935
         7/31/93     $13,477                     -0.40%       $  17,723       0.00%          $11,935
         8/31/93     $13,979                      3.79%       $  18,394       0.28%          $11,969
         9/30/93     $13,896                     -0.77%       $  18,253       0.21%          $11,994
        10/31/93     $14,105                      2.07%       $  18,631       0.41%          $12,043
        11/30/93     $13,990                     -0.95%       $  18,454       0.07%          $12,051
        12/31/93     $14,627                      1.21%       $  18,677       0.00%          $12,051
         1/31/94     $15,453                      3.40%       $  19,312       0.27%          $12,084
         2/28/94     $15,255                     -2.71%       $  18,789       0.34%          $12,125
         3/31/94     $14,345                     -4.36%       $  17,969       0.34%          $12,166
         4/30/94     $14,429                      1.28%       $  18,199       0.14%          $12,183
         5/31/94     $14,471                      1.64%       $  18,498       0.07%          $12,192
         6/30/94     $14,003                     -2.45%       $  18,045       0.34%          $12,233
         7/31/94     $14,409                      3.28%       $  18,637       0.27%          $12,266
         8/31/94     $14,889                      4.10%       $  19,401       0.40%          $12,315
         9/30/94     $14,452                     -2.44%       $  18,927       0.27%          $12,349
        10/31/94     $14,663                      2.25%       $  19,353       0.07%          $12,357
        11/30/94     $14,118                     -3.64%       $  18,649       0.13%          $12,373
        12/31/94     $14,332                      1.48%       $  18,925       0.00%          $12,373
         1/31/95     $14,449                      2.59%       $  19,415       0.40%          $12,423
         2/28/95     $15,026                      3.90%       $  20,172       0.40%          $12,472
         3/31/95     $15,453                      2.95%       $  20,767       0.33%          $12,514
         4/30/95     $15,912                      2.94%       $  21,378       0.33%          $12,555
         5/31/95     $16,403                      4.00%       $  22,233       0.20%          $12,580
         6/30/95     $16,505                      2.32%       $  22,748       0.20%          $12,605
         7/31/95     $16,782                      3.32%       $  23,504       0.00%          $12,605
         8/31/95     $16,982                      0.25%       $  23,563       0.26%          $12,638
         9/30/95     $17,715                      4.22%       $  24,557       0.20%          $12,663
        10/31/95     $17,582                     -0.36%       $  24,468       0.33%          $12,705
        11/30/95     $18,270                      4.39%       $  25,543      -0.07%          $12,696
        12/31/95     $19,037                      1.93%       $  26,036      -0.07%          $12,687
         1/31/96     $19,426                      3.40%       $  26,921       0.59%          $12,762
         2/29/96     $19,226                      0.93%       $  27,171       0.32%          $12,803
         3/31/96     $19,426                      0.96%       $  27,432       0.52%          $12,870
         4/30/96     $19,526                      1.47%       $  27,835       0.39%          $12,920
         5/31/96     $19,725                      2.58%       $  28,553       0.19%          $12,944
         6/30/96     $20,092                      0.38%       $  28,662       0.06%          $12,952
         7/31/96     $19,348                     -4.42%       $  27,395       0.19%          $12,977
         8/31/96     $19,621                      2.11%       $  27,973       0.19%          $13,001
         9/30/96     $20,141                      5.63%       $  29,548       0.32%          $13,043
        10/31/96     $20,736                      2.76%       $  30,363       0.32%          $13,085
        11/30/96     $21,727                      7.56%       $  32,659       0.19%          $13,110
        12/31/96     $21,739                     -1.98%       $  32,012       0.00%          $13,110
         1/31/97     $22,358                      6.25%       $  34,013       0.32%          $13,151
         2/28/97     $22,879                      0.78%       $  34,278       0.31%          $13,192
         3/31/97     $22,383                     -4.11%       $  32,870       0.25%          $13,225
         4/30/97     $22,680                      5.97%       $  34,832       0.12%          $13,241
         5/31/97     $23,882                      6.09%       $  36,953      -0.06%          $13,233
         6/30/97     $24,572                      4.48%       $  38,609       0.12%          $13,249
         7/31/97     $25,841                      7.96%       $  41,682       0.12%          $13,265
         8/31/97     $25,325                     -5.60%       $  39,348       0.19%          $13,290
         9/30/97     $26,739                      5.48%       $  41,504       0.25%          $13,323
        10/31/97     $25,960                     -3.34%       $  40,118       0.25%          $13,357
        11/30/97     $27,123                      4.63%       $  41,975      -0.06%          $13,349
        12/31/97     $27,770                      1.72%       $  42,697      -0.12%          $13,333
         1/31/98     $27,572                      1.11%       $  43,171       0.19%          $13,358
         2/28/98     $28,735                      7.21%       $  46,284       0.19%          $13,383
         3/31/98     $30,295                      5.12%       $  48,653       0.19%          $13,409
         4/30/98     $29,793                      1.01%       $  49,145       0.18%          $13,433
         5/31/98     $29,357                     -1.72%       $  48,300       0.18%          $13,457
         6/30/98     $29,271                      4.06%       $  50,260       0.12%          $13,473
         7/31/98     $28,533                     -1.07%       $  49,723       0.12%          $13,489
         8/31/98     $25,991                    -14.46%       $  42,533       0.12%          $13,506
         9/30/98     $27,572                      6.41%       $  45,259       0.12%          $13,522
        10/31/98     $28,976                      8.13%       $  48,939       0.24%          $13,554
        11/30/98     $29,936                      6.06%       $  51,904       0.00%          $13,554
        12/31/98     $30,084          0.49%       5.76%       $  54,894      -0.06%          $13,546


--------------------------------------------------------------------------------
PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (40)
This chart shows the average annual total return for Growth and Income Fund as of 12/31/98.

Average Annual Total Return
----------------------------------------
1-Year                            +8.33%

5-Year                           +15.51%

Since Inception (1/24/89)        +11.72%

--------------------------------------------------------------------------------


PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (41)

This chart shows the top 10 holdings based on the percentage of total net assets on 12/31/98 for the Income Securities Fund.

TOP 10 HOLDINGS
Income Securities Fund
12/31/98

                                                    % of Total
Issuer                                              Net Assets
--------------------------------------------------------------
U.S. T-Bonds, Bonds                                      13.3%

Republic of Argentina, Bonds                             6.08%

Republic of Brazil, Bonds                                3.28%

Philip Morris Cos. Inc., Stock                           2.25%

Republic of Korea, Bonds                                 2.09%

Texas Utilities Co., Stock                               1.72%

New Century Energies Inc., Stock                         1.56%

American Electric Power Co. Inc.,

Stock                                                    1.55%

Cinergy Corp., Stock.                                    1.48%

Escom, Bonds                                             1.32%


INCOME SECURITIES FUND

Although the 12-month period presented us with several investment opportunities, your portfolio's sector weightings did not change significantly. The stock weighting increased from 45% to 46.9%, and the overall bond weighting and the cash position remained steady at 50% and less than 3%, respectively.

Our bond holdings consisted of corporate, foreign and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting, declined to 23.5% of total net assets, largely because of calls or tenders at premium prices from issuers seeking to retire debt. Several of these calls and tenders resulted from the acquisition of bond issuers by companies with stronger credit profiles. Corporate bonds benefiting from merger and acquisitions activity included issues from Calmar, Inc., Americold Corp., Ralphs Grocery Co., Food 4 Less, Inc. and Doane Products Co. Our corporate bond sector performed well over most of the period, but faced a challenging environment toward the end of the year, as it became evident that economic growth would most likely slow in the foreseeable future. Although we remained selective with respect to our investments in corporate bonds, we were able to find several potentially attractive investments, including new positions in oil refiner Compania de Conproca SA S.F., Nextel Communications Inc. in telecommunications, Venetian Casino/Las Vegas Sands in gaming, paging company MetroCall Inc., and infant and toddler product company Evenflo Company Inc.

We added to the portfolio's U.S. Treasury holdings early in the period, as we believed that Treasury bonds represented an attractive investment due to the subdued inflation environment and prospects for a U.S. government budget surplus. Treasury bonds subsequently rose in value, benefiting in our view from these positive conditions as well as from concerns over international economic turmoil and the potential for slowing domestic growth. As a consequence, U.S. Treasury bonds represented 13.3% of total net assets on December 31, 1998, up from 8.3% a year earlier.

The Asian crises, combined with economic uncertainty in other international markets such as Russia and Latin America, apparently dealt a blow to many countries' stock and bond markets. Seeking to take advantage of weakness in the period, we focused on dollar-denominated bonds of countries we believed would work with the International Monetary Fund and G7* countries to continue economic reform and to achieve


*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K, Italy and Canada.

financial stability. Consequently, we initiated positions in Korean and Russian dollar-denominated government bonds.

The portfolio's equity sectors delivered mixed performances with utility stocks performing well. We feel utility stocks' healthy performance was partly due to lower interest rates and consolidation within the industry. These securities also benefited when CalEnergy Co. Inc., an independent power producer, made an acquisition bid for MidAmerican Energy Holdings Co. We subsequently took a profit in our MidAmerican position, as the shares appeared fully valued. The entry of non-traditional buyers into the utility market is a developing trend that we expect to continue. Indeed, two more of our holdings subsequently received buyout offers from two U.K. utility companies. We continue to believe utility stocks offer attractive yields and value relative to the broader stock market, as well as improving growth opportunities from companies that adapt to a deregulated environment. In addition to solid performance from our utility stocks, the portfolio's largest position, Philip Morris Cos. Inc., also performed well during the year as progress was made on tobacco litigation with the recently announced state attorneys' general settlement.

The portfolio's gold, energy and real estate stock sectors experienced declines during the period as a result of supply and demand concerns. Gold bullion prices fell steeply amid uncertainty related to central bank reserve selling. We added to several existing positions on weakness, and took a position in Barrick Gold Corp. through the purchase of Trizec Hahn Corp.'s convertible bond issue, which is convertible into Barrick Gold common stock. Our gold positions benefited the portfolio when the sector rebounded during September's financial market turmoil. Weakness in energy stocks, related to declining oil prices, also offered what we believed were attractive long-term values. Consequently, we added to positions in Energy Ventures Inc. (EVI) and Lomak Financing Trust convertible preferred stocks. In the real estate sector, we initiated four real estate investment trust (REIT) convertible security positions, representing a diverse mix of property types with attractive dividend yields. These positions included Meristar Hospitality Corp., Innkeepers USA Trust, Reckson Associates Realty Corp. and Glenborough Realty Trust Inc. As of the end of the reporting period, we believed REITS were undervalued relative to the overall stock market, particularly in light of continued industry strength. Finally, in addition to the previously mentioned purchases, we sold or trimmed several positions that had appreciated during the year and

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are Standard & Poor's Micropal and Lipper.

GRAPHIC MATERIAL (43)

This chart shows the average annual total return for Growth and Income Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------------
1-Year                                      +1.64%

5-Year                                      +8.73%

Since Inception (1/24/89)                  +11.23%


no longer fit our valuation criteria. These included Acclaim Entertainment, Inc. convertible bonds in entertainment software and Cablevision Systems Corp. preferred stock in cable television, both of which nearly doubled in value over the past year.

We note that in a strong environment for equities, with the S&P 500 Index up 28.6%, the portfolio's 50.7% fixed-income weighting contributed to its lower, +1.64% one-year cumulative total return.* Our substantial fixed-income weighting also hurt performance relative to the Lipper Income Funds Average, which is skewed towards funds with higher equity concentrations. The Lipper funds typically have lower yields, meaning that they are more sensitive to movement in the stock market. Meanwhile, the Lehman Brothers Government/Corporate Bond Index was able to deliver superior performance mostly due to its greater weighting in government securities, which outperformed corporate bonds during the reporting period.

We remain selective with respect to new purchases, amid increased stock and bond market volatility. However, we will continue to be opportunistic and utilize fundamental research in our search for investment opportunities across markets. As always, we remain committed to our value-oriented approach, seeking income and growth from a diversified mix of stocks, bonds and cash.

GRAPHIC MATERIAL (42)
This graph compares the performance of Income securities Fund as tracked by the growth in value of a $10,000 investment, to that of the Lehman brothers Government/Corporate Bond Index, the S&P 500 Index, and the Lipper Income Funds Objective Average Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are Standard & Poor's Micropal and Lipper.

Inception: 1/24/89         January Proration:  31-24 = 7 days,
                           7/31 = 22.58%
                           Lipper Proration  90-24 = 66 days, 66/90 = 73.33%.
                           3.33 * 73.33% = 2.44%

TOTAL RETURN INDEX COMPARISON
Income Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

            Income Securities                  Lehman Brothers                   S&P500                 Lipper Income Average
                                          Government/Corporate Bond
                                                    Index
      1/24/89            $10,000                            $10,000                       $10,000                    $10,000
      3/31/89            $10,150               0.07%        $10,007           1.43%       $10,143        2.44%       $10,244
      6/30/89            $10,280               8.04%        $10,811           8.83%       $11,039        5.51%       $10,809
      9/30/89            $10,460               0.94%        $10,913          10.71%       $12,221        3.99%       $11,240
     12/31/89            $10,900               3.61%        $11,307           2.06%       $12,473        1.38%       $11,395
      3/31/90            $10,693              -1.14%        $11,178          -3.01%       $12,097       -1.80%       $11,190
      6/30/90            $11,030               3.60%        $11,580           6.29%       $12,858        3.02%       $11,528
      9/30/90            $10,101               0.60%        $11,650         -13.74%       $11,092       -5.42%       $10,903
     12/31/90            $10,091               5.10%        $12,244           8.96%       $12,085        4.44%       $11,387
      3/31/91            $11,754               2.69%        $12,573          14.53%       $13,841        8.67%       $12,374
      6/30/91            $12,452               1.51%        $12,763          -0.23%       $13,809        1.78%       $12,595
      9/30/91            $13,448               5.75%        $13,497           5.35%       $14,548        6.88%       $13,461
     12/31/91            $13,999               5.33%        $14,216           8.38%       $15,767        5.51%       $14,203
      3/31/92            $14,935              -1.50%        $14,003          -2.53%       $15,369        1.05%       $14,352
      6/30/92            $15,515               4.06%        $14,572           1.90%       $15,661        2.96%       $14,777
      9/30/92            $15,855               4.88%        $15,283           3.15%       $16,154        3.54%       $15,300
     12/31/92            $15,983               0.07%        $15,293           5.03%       $16,966        1.94%       $15,597
      3/31/93            $16,979               4.66%        $16,006           4.37%       $17,708        5.12%       $16,395
      6/30/93            $17,671               3.01%        $16,488           0.49%       $17,795        2.24%       $16,763
      9/30/93            $18,367               3.32%        $17,035           2.58%       $18,254        3.24%       $17,306
     12/31/93            $18,954              -0.29%        $16,986           2.32%       $18,677        1.04%       $17,486
      3/31/94            $18,151              -3.15%        $16,451          -3.79%       $17,969       -3.07%       $16,949
      6/30/94            $17,843              -1.24%        $16,247           0.42%       $18,045       -0.41%       $16,879
      9/30/94            $18,202               0.50%        $16,328           4.89%       $18,927        2.04%       $17,224
     12/31/94            $17,766               0.37%        $16,388          -0.02%       $18,923       -1.37%       $16,988
      3/31/95            $18,498               4.98%        $17,204           9.74%       $20,767        5.57%       $17,934
      6/30/95            $19,910               6.48%        $18,319           9.55%       $22,750        6.01%       $19,012
      9/30/95            $20,847               1.91%        $18,669           7.95%       $24,558        4.71%       $19,907
     12/31/95            $21,745               4.66%        $19,539           6.02%       $26,037        4.49%       $20,801
      3/31/96            $21,983              -2.34%        $19,082           5.37%       $27,435        1.92%       $21,200
      6/30/96            $22,623               0.47%        $19,172           4.49%       $28,667        1.82%       $21,586
      9/30/96            $23,003               1.77%        $19,511           3.09%       $29,553        1.96%       $22,009
     12/31/96            $24,198               3.06%        $20,108           8.34%       $32,017        4.72%       $23,048
      3/31/97            $24,395              -0.86%        $19,935           2.68%       $32,875       -0.05%       $23,037
      6/30/97            $25,804               3.64%        $20,661          17.46%       $38,615        7.86%       $24,847
      9/30/97            $27,145               3.50%        $21,384           7.49%       $41,508        6.02%       $26,343
     12/31/97            $28,333               3.21%        $22,070           2.87%       $42,699        1.73%       $26,799
      3/31/98            $29,366               1.52%        $22,406          13.95%       $48,655        5.39%       $28,243
      6/30/98            $28,696               2.62%        $22,993           3.30%       $50,261        0.40%       $28,356
      9/30/98            $28,049               4.95%        $24,131          -9.95%       $45,260       -4.53%       $27,072
     12/31/98            $28,798               0.13%        $24,162          21.30%       $54,894        6.46%       $28,821

MUTUAL SHARES SECURITIES FUND

Value investors generally, and we at Mutual Shares Securities Fund, underperformed the various broad market indices over the reporting period, as shown by our +.09% cumulative total return for the year ended December 31, 1998. Large-cap value stocks, which have typically held up better than growth stocks in market downturns, generally did not do so during last summer's two-month market correction. The S&P


*Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

500's largest growth stocks, such as Microsoft Corp., Dell Corp. and Intel Corp., continued their extraordinary growth, pushing the major indices to record levels. Internet stocks traded at levels that confounded even traditional growth investors. Some perceived pockets of value, such as oil service companies, just got cheaper over the course of the year. We feel the relatively weak performance of value stocks contributed to the flat performance of the portfolio over the period.

Some of our largest positions did perform well during the year. Mediaone Group Inc. and Morgan Stanley Dean Witter & Co. were up significantly. Financial services stocks remained a major portfolio focus. During the third-quarter correction we made a significant investment in the brokerage sector, initiating positions in Lehman Brothers Holdings Inc. and Bear Stearns Co. Inc., and adding to our Morgan Stanley Dean Witter holdings. We bought our Lehman stock at a notable discount to book value during a period when some believed the company, with $5 billion of equity capital, was financially strapped. We were also enthusiastic about Bank One Corp. and money manager United Asset Management Corp., two other financial holdings.

Companies involved in deals and restructurings should again present opportunities in 1999. Two businesses we liked, and where we added to our holdings, were Telephone & Data Systems Inc., a wireless and wireline telecommunication company, and diversified consumer products company U.S. Industries Inc. Looking forward, we are confident that our disciplined value and special situation approach, although recently out of favor, will prove rewarding.

Effective November 1, 1998, Larry Sondike and David Marcus assumed their roles as portfolio co-managers. This change is designed to combine the benefits of our team approach with the increased focus and accountability that portfolio assignments create. The managers will continue to benefit from the ideas of all the investment professionals at the firm.

GRAPHIC MATERIAL (44)
This graph compares the performance of Mutual Shares Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Lipper Growth & Income Funds Objective Advantage Index from
11/8/96-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sale scharges. Index source is Standard & Poor's Micropal and Lipper.

TOTAL RETURN INDEX COMPARISON
Mutual Shares Securities Fund
$10,000 Investment (11/8/96 - 12/31/98)

                    Mutual Shares Securities Fund                     S&P500                    Lipper Growth &
                                                                                                 Income Funds
                                                                                               Objective Average

        11/8/96           $10,000                                        $10,000                           $10,000
       11/30/96           $10,120                           5.54%        $10,554       4.77%               $10,477
       12/31/96           $10,350                          -1.98%        $10,345      -1.05%               $10,367
        1/31/97           $10,620                           6.25%        $10,992       4.31%               $10,813
        2/28/97           $10,730                           0.78%        $11,078       0.51%               $10,869
        3/31/97           $10,420                          -4.11%        $10,622      -3.57%               $10,481
        4/30/97           $10,510                           5.97%        $11,257       3.60%               $10,858
        5/31/97           $10,890                           6.09%        $11,942       6.26%               $11,538
        6/30/97           $11,145                           4.48%        $12,477       3.85%               $11,982
        7/31/97           $11,685                           7.96%        $13,470       7.36%               $12,864
        8/31/97           $11,625                          -5.60%        $12,716      -3.34%               $12,434
        9/30/97           $12,115                           5.48%        $13,413       5.07%               $13,064
       10/31/97           $11,805                          -3.34%        $12,965      -3.51%               $12,606
       11/30/97           $11,915                           4.63%        $13,565       2.68%               $12,944
       12/31/97           $12,185                           1.72%        $13,798       1.67%               $13,160
        1/31/98           $12,135                           1.11%        $13,952       0.07%               $13,169
        2/28/98           $12,786                           7.21%        $14,958       6.82%               $14,067
        3/31/98           $13,196                           5.12%        $15,723       4.42%               $14,689
        4/30/98           $13,316                           1.01%        $15,882       0.70%               $14,792
        5/31/98           $13,196                          -1.72%        $15,609      -2.08%               $14,484
        6/30/98           $13,114                           4.06%        $16,243       1.69%               $14,729
        7/31/98           $12,655                          -1.07%        $16,069      -2.59%               $14,347
        8/31/98           $10,840                         -14.46%        $13,745     -14.66%               $12,244
        9/30/98           $10,799                           6.41%        $14,626       5.29%               $12,892
       10/31/98           $11,513                           8.13%        $15,816       7.25%               $13,826
       11/30/98           $12,104                           6.06%        $16,774       5.07%               $14,527
       12/31/98           $12,196           0.76%           5.76%        $17,740       4.46%               $15,175

GRAPHIC MATERIAL (45)
This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/98 for the Mutual Shares Securities Fund.

TOP 10 HOLDINGS
Mutual Shares Securities Fund
12/31/98

COMPANY                                      % OF TOTAL
INDUSTRY, COUNTRY                            NET ASSETS
-------------------------------------------------------
Chase Manhattan Corp.                              3.7%
Banking, U.S.

Investor AB, A&B                                   3.2%
Multi-Industry, Sweden

Morgan Stanley
Dean Witter & Co.                                  2.0%
Financial Services, U.S.

United Asset Management Corp.                      2.0%
Financial Services, U.S.

Mediaone Group Inc.                                1.9%
Broadcasting & Publishing, U.S.

Bank One Corp.                                     1.9%
Banking, U.S.

General Motors Corp.                               1.8%
Automobiles, U.S.

RJR Nabisco Holdings Corp.                         1.7%
Beverages & Tobacco, U.S.

Tele-Communications Inc., A                        1.6%
Telecommunications, U.S.

Suez Lyonnaise des Eaux SA                         1.6%
Business & Public Services,
France


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE STANDARD & POOR'S MICROPAL AND LIPPER.

GRAPHIC MATERIAL (46)
This chart shows the average annual total return for the Mutual Shares Securities Fund as of 12/31/98.


Average Annual Total Return
-------------------------------------------------
1-Year                                     +0.09%

Since Inception (11/8/96)                  +9.70%

GRAPHIC MATERIAL (47)
This chart shows the top 10 holdings and their respective security type based on the percentage of total net assets on 12/31/98 for the Real Estate Securities Fund.

TOP 10 HOLDINGS
Real Estate Securities Fund
12/31/98

SECURITY                                  % OF TOTAL
SECURITY TYPE                             NET ASSETS
----------------------------------------------------
Equity Residential
Properties Trust                               3.67%
Equity REIT - Apartments

Security Capital Group Inc.                    3.44%
Diversified Property Type

Equity Office Properties Trust                 3.37%
Equity REIT - Office

Pacific Retail Trust                           3.28%
Equity REIT - Retail -
Community Centers

Arden Realty Inc.                              3.13%
Equity REIT - Office

Simon Property Group Inc.                      3.03%
Equity REIT - Retail -
Regional Malls

FelCor Lodging Trust Inc.                      2.94%
Equity REIT - Hotels

Archstone Communities Trust                    2.87%
Equity REIT - Apartments

Starwood Hotels & Resorts
Worldwide Inc.                                 2.81%
Equity REIT - Hotels

Host Marriott Corp.                            2.79%
Hotels

REAL ESTATE SECURITIES FUND

During the 12-month reporting period, the real estate industry benefited from strong operating fundamentals and low interest rates. Unfortunately, the sector's stock performance was a different story. After strong returns in 1997, real estate securities suffered a substantial decline in 1998. Real estate investment trusts' (REITs') inability to access the capital markets apparently fueled concerns about a slowdown in acquisition activity, which, along with uncertainty about the U.S. economy, negatively affected investor sentiment and contributed to weak REIT stock prices. The 1998 real estate sector was in our opinion a clear example of negative investor sentiment overriding operating fundamentals. While we cannot predict future market direction, we believe that 1999 earnings visibility may be excellent for the real estate industry relative to the overall market, given strong sector fundamentals and stable cash flows derived from real estate leases. Additionally, as a result of lower stock prices, REITs traded at the most attractive valuations seen in the last several years.

For the year under review, Real Estate Securities Fund delivered a -16.82% cumulative total return, comparable to the portfolio's benchmark, the unmanaged Wilshire Real Estate Securities Index, which posted a -17.63% total return for the same period. However, the fund substantially underperformed the S&P 500 Index, which consists of 500 widely held U.S. common stocks and had a return of 28.6% for the period, reflecting investors preference for large-cap stocks at the expense of real estate securities.*

As discussed in prior shareholder reports, our portfolio strategy is to focus on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with intensive property management and capital markets experience. Accordingly, we maintained the majority of our investments in the diversified, hotel, apartment, office and industrial property sectors, where we saw the most attractive stock valuations and anticipated the strongest cash flow growth.

The diversified property sector represented the portfolio's largest property type-weighting, representing 20.0% of total net assets on December 31, 1998. This sector's stocks have real estate portfolios diversified by property type and location. We recently added to two of the group's positions, Security Capital Group Inc. and Glenborough

*Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

Realty Trust Inc., placing them among our top 15 portfolio holdings. We felt these stocks' weakness at the end of the reporting period provided an excellent opportunity to increase our position in these well-managed, highly diversified companies.

Given the reduced domestic economic risk, we believe that office stocks represent an attractive combination of favorable supply and demand fundamentals and attractive valuations. As of December 31, 1998, the office sector represented 18.1% of total net assets. The portfolio initiated positions in two new stocks, Brandywine Realty Trust, a suburban Philadelphia office REIT, and TriNet Corporate Realty Trust Inc., a national triple net lease office REIT. At the purchase date, both stocks traded at seven times 1999 expected funds from operations (FFO) and offered dividend yields in excess of 9%.

Our third largest property sector, hotels, represented 17.4% of total net assets at year end. Changing legislation, concerns about excess supply and a potential recession seemed to hit this group the hardest in 1998. We took advantage of this weakness to add to three positions -- Starwood Hotels & Resorts Worldwide Inc., MeriStar Hospitality Corp., and Host Marriott Corp. -- which also took their place among our largest positions. Hotel stocks may benefit from the Federal Reserve Board's interest-rate cuts and the recent credit crunch, which in our view would significantly reduce the amount of new industry construction. We believe these companies, offering compelling valuations at the time of purchase, should retain their excellent growth prospects under any corporate structure.

The portfolio's homebuilding and manufactured homes sectors significantly outperformed the overall real estate market during the past year. This superior performance mainly resulted from lower interest rates and record home-buying levels across the country, in our view. Consequently, the homebuilders continued to trade at relatively high valuations, leading us to sell our remaining positions in this sector, including Cavalier Homes Inc., Clayton Homes Inc. and Southern Energy Homes Inc.

Looking ahead, the unique combination of steady growth and favorable valuations in the current market sustains our enthusiasm for investing in REITs. We remain committed to real estate stocks and REITs, as this market sector grows in capitalization

WHAT IS A TRIPLE NET LEASE?
A lease that stipulates that the tenant, and not the landlord, is responsible for all costs including maintenance, taxes and insurance.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (49)
This chart shows the average annual total return for the Real Estate Securities Fund as of 12/31/98.

Average Annual Total Return
------------------------------------------
1-Year                             -16.82%

5-Year                             +10.03%

Since Inception (1/24/89)          +10.30%

and diversity. In addition to our direct experience in real estate and real estate securities management, we are well-positioned with our team of over 30 equity and credit analysts to evaluate the merits of the new REITs being formed by a variety of U.S. corporations. Going forward, we will maintain our focus on top-quality real estate companies that create significant cash flow growth and shareholder value.

GRAPHIC MATERIAL (48)

This graph compares the performance of Real Estate Securities Fund as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index, and the Wilshire Real Estate Securities Index from 1/24/89-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Real Estate Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

                         Real Estate Securities S&P 500                    Wilshire Real Estate
                                                                           Securities Index
             1/24/89     $10,000                      $  10,000                  $  10,000
             1/31/89     $10,020                      $  10,165      1.65%       $  10,037       0.37%
             2/28/89     $10,080                      $   9,912     -2.49%       $  10,063       0.26%
             3/31/89     $10,150                      $  10,143      2.33%       $  10,133       0.70%
             4/30/89     $10,220                      $  10,670      5.19%       $  10,318       1.82%
             5/31/89     $10,290                      $  11,102      4.05%       $  10,495       1.72%
             6/30/89     $10,540                      $  11,038     -0.57%       $  10,613       1.12%
             7/31/89     $10,850                      $  12,035      9.03%       $  10,948       3.16%
             8/31/89     $10,990                      $  12,271      1.96%       $  10,832      -1.06%
             9/30/89     $10,750                      $  12,221     -0.41%       $  10,808      -0.22%
            10/31/89     $10,450                      $  11,937     -2.32%       $  10,268      -5.00%
            11/30/89     $10,490                      $  12,181      2.04%       $  10,115      -1.49%
            12/31/89     $10,480                      $  12,473      2.40%       $  10,111      -0.04%
             1/31/90     $10,170                      $  11,636     -6.71%       $   9,634      -4.71%
             2/28/90     $10,150                      $  11,786      1.29%       $   9,631      -0.04%
             3/31/90     $10,249                      $  12,099      2.65%       $   9,608      -0.23%
             4/30/90     $10,107                      $  11,797     -2.49%       $   9,422      -1.94%
             5/31/90     $10,178                      $  12,948      9.75%       $   9,381      -0.44%
             6/30/90     $10,259                      $  12,861     -0.67%       $   9,398       0.19%
             7/31/90     $10,137                      $  12,820     -0.32%       $   9,038      -3.83%
             8/31/90      $9,427                      $  11,661     -9.04%       $   7,983     -11.68%
             9/30/90      $8,808                      $  11,093     -4.87%       $   7,058     -11.59%
            10/31/90      $8,564                      $  11,045     -0.43%       $   6,549      -7.20%
            11/30/90      $9,102                      $  11,759      6.46%       $   6,816       4.07%
            12/31/90      $9,224                      $  12,087      2.79%       $   6,728      -1.29%
             1/31/91     $10,158                      $  12,614      4.36%       $   7,383       9.73%
             2/28/91     $10,381                      $  13,516      7.15%       $   7,817       5.88%
             3/31/91     $11,081                      $  13,843      2.42%       $   8,513       8.91%
             4/30/91     $11,274                      $  13,876      0.24%       $   8,444      -0.81%
             5/31/91     $11,406                      $  14,474      4.31%       $   8,575       1.55%
             6/30/91     $11,096                      $  13,811     -4.58%       $   8,152      -4.93%
             7/31/91     $11,233                      $  14,455      4.66%       $   8,118      -0.42%
             8/31/91     $11,191                      $  14,797      2.37%       $   8,020      -1.21%
             9/30/91     $11,413                      $  14,550     -1.67%       $   7,928      -1.14%
            10/31/91     $11,265                      $  14,745      1.34%       $   7,750      -2.25%
            11/30/91     $11,180                      $  14,151     -4.03%       $   7,493      -3.32%
            12/31/91     $11,909                      $  15,770     11.44%       $   8,076       7.78%
             1/31/92     $12,987                      $  15,476     -1.86%       $   8,456       4.71%
             2/29/92     $12,628                      $  15,676      1.29%       $   8,435      -0.25%
             3/31/92     $12,396                      $  15,370     -1.95%       $   8,253      -2.16%
             4/30/92     $12,216                      $  15,822      2.94%       $   8,116      -1.66%
             5/31/92     $12,501                      $  15,900      0.49%       $   8,148       0.40%
             6/30/92     $12,390                      $  15,663     -1.49%       $   7,903      -3.01%
             7/31/92     $12,886                      $  16,303      4.09%       $   7,932       0.37%
             8/31/92     $12,746                      $  15,969     -2.05%       $   7,812      -1.51%
             9/30/92     $12,929                      $  16,156      1.17%       $   8,109       3.80%
            10/31/92     $13,135                      $  16,211      0.34%       $   8,196       1.07%
            11/30/92     $13,286                      $  16,762      3.40%       $   8,267       0.86%
            12/31/92     $13,804                      $  16,968      1.23%       $   8,673       4.92%
             1/31/93     $14,365                      $  17,111      0.84%       $   9,276       6.95%
             2/28/93     $14,883                      $  17,344      1.36%       $   9,725       4.84%
             3/31/93     $15,854                      $  17,710      2.11%       $  10,378       6.71%
             4/30/93     $15,228                      $  17,281     -2.42%       $   9,789      -5.67%
             5/31/93     $15,099                      $  17,742      2.67%       $   9,635      -1.57%
             6/30/93     $15,619                      $  17,794      0.29%       $   9,888       2.62%
             7/31/93     $15,925                      $  17,723     -0.40%       $  10,089       2.03%
             8/31/93     $16,351                      $  18,394      3.79%       $  10,298       2.08%
             9/30/93     $17,192                      $  18,253     -0.77%       $  10,765       4.53%
            10/31/93     $17,072                      $  18,631      2.07%       $  10,463      -2.81%
            11/30/93     $16,013                      $  18,454     -0.95%       $  10,006      -4.36%
            12/31/93     $16,428                      $  18,677      1.21%       $   9,994      -0.12%
             1/31/94     $16,723                      $  19,312      3.40%       $  10,294       3.00%
             2/28/94     $17,411                      $  18,789     -2.71%       $  10,715       4.09%
             3/31/94     $16,799                      $  17,969     -4.36%       $  10,219      -4.63%
             4/30/94     $17,072                      $  18,199      1.28%       $  10,334       1.12%
             5/31/94     $17,334                      $  18,498      1.64%       $  10,548       2.08%
             6/30/94     $16,965                      $  18,045     -2.45%       $  10,341      -1.97%
             7/31/94     $16,932                      $  18,637      3.28%       $  10,364       0.23%
             8/31/94     $16,876                      $  19,401      4.10%       $  10,357      -0.07%
             9/30/94     $16,600                      $  18,927     -2.44%       $  10,184      -1.67%
            10/31/94     $16,009                      $  19,353      2.25%       $   9,811      -3.66%
            11/30/94     $15,435                      $  18,649     -3.64%       $   9,428      -3.91%
            12/31/94     $16,903                      $  18,925      1.48%       $  10,159       7.75%
             1/31/95     $16,285                      $  19,415      2.59%       $   9,830      -3.23%
             2/28/95     $16,572                      $  20,172      3.90%       $  10,138       3.13%
             3/31/95     $16,693                      $  20,767      2.95%       $  10,197       0.58%
             4/30/95     $16,649                      $  21,378      2.94%       $  10,123      -0.72%
             5/31/95     $17,323                      $  22,233      4.00%       $  10,459       3.31%
             6/30/95     $17,616                      $  22,748      2.32%       $  10,641       1.74%
             7/31/95     $17,982                      $  23,504      3.32%       $  10,812       1.61%
             8/31/95     $18,370                      $  23,563      0.25%       $  10,944       1.22%
             9/30/95     $18,895                      $  24,557      4.22%       $  11,145       1.84%
            10/31/95     $18,507                      $  24,468     -0.36%       $  10,800      -3.10%
            11/30/95     $18,815                      $  25,543      4.39%       $  10,912       1.04%
            12/31/95     $19,865                      $  26,036      1.93%       $  11,545       5.80%
             1/31/96     $20,311                      $  26,921      3.40%       $  11,704       1.38%
             2/29/96     $20,573                      $  27,171      0.93%       $  11,936       1.98%
             3/31/96     $20,596                      $  27,432      0.96%       $  12,033       0.81%
             4/30/96     $20,653                      $  27,835      1.47%       $  12,087       0.45%
             5/31/96     $21,064                      $  28,553      2.58%       $  12,356       2.23%
             6/30/96     $21,291                      $  28,662      0.38%       $  12,603       2.00%
             7/31/96     $21,124                      $  27,395     -4.42%       $  12,491      -0.89%
             8/31/96     $22,135                      $  27,973      2.11%       $  13,022       4.25%
             9/30/96     $22,835                      $  29,548      5.63%       $  13,348       2.50%
            10/31/96     $23,288                      $  30,363      2.76%       $  13,709       2.71%
            11/30/96     $24,050                      $  32,659      7.56%       $  14,278       4.15%
            12/31/96     $26,385                      $  32,012     -1.98%       $  15,802      10.67%
             1/31/97     $26,718                      $  34,013      6.25%       $  16,028       1.43%
             2/28/97     $26,683                      $  34,278      0.78%       $  16,037       0.06%
             3/31/97     $26,885                      $  32,870     -4.11%       $  16,092       0.34%
             4/30/97     $26,194                      $  34,832      5.97%       $  15,572      -3.23%
             5/31/97     $27,147                      $  36,953      6.09%       $  16,036       2.98%
             6/30/97     $28,388                      $  38,609      4.48%       $  16,832       4.96%
             7/31/97     $29,159                      $  41,682      7.96%       $  17,385       3.29%
             8/31/97     $29,122                      $  39,348     -5.60%       $  17,257      -0.74%
             9/30/97     $31,958                      $  41,504      5.48%       $  18,958       9.86%
            10/31/97     $30,764                      $  40,118     -3.34%       $  18,152      -4.25%
            11/30/97     $31,311                      $  41,975      4.63%       $  18,517       2.01%
            12/31/97     $31,846                      $  42,697      1.72%       $  18,930       2.23%
             1/31/98     $31,498                      $  43,171      1.11%       $  18,663      -1.41%
             2/28/98     $31,336                      $  46,284      7.21%       $  18,424      -1.28%
             3/31/98     $32,008                      $  48,653      5.12%       $  18,787       1.97%
             4/30/98     $31,137                      $  49,145      1.01%       $  18,196      -3.15%
             5/31/98     $30,826                      $  48,300     -1.72%       $  18,021      -0.96%
             6/30/98     $30,412                      $  50,260      4.06%       $  17,925      -0.53%
             7/31/98     $28,312                      $  49,723     -1.07%       $  16,678      -6.96%
             8/31/98     $25,335                      $  42,533    -14.46%       $  14,945     -10.39%
             9/30/98     $26,690                      $  45,259      6.41%       $  15,782       5.60%
            10/31/98     $26,265                      $  48,939      8.13%       $  15,566      -1.37%
            11/30/98     $26,651                      $  51,904      6.06%       $  15,858       1.88%
            12/31/98     $26,491         -0.60%       $  54,894      5.76%       $  15,594      -1.67%

RISING DIVIDENDS FUND

We base our investment strategy on the belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria: consistent and substantial dividend increases, strong balance sheets and relatively low price-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

As discussed in our semiannual report, we believe the soft global economy negatively impacted the U.S. economy's manufacturing sector, but actually helped the consumer sector. Global weakness played an important role in contributing to inflation's decline, as well as being a factor in enabling consumer interest rates, such as mortgage rates, to fall. As a result, in our view of these developments, consumer spending remained strong, while many manufacturers suffered through near-recessionary conditions, and most consumer-oriented stocks performed better than manufacturers' stocks.

Three of the portfolio's 1998 top-five performing holdings were retailers, led by Wal-Mart Stores Inc., which more than doubled during the year. Other retailers

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

having exceptional performance were Family Dollar Stores Inc., the portfolio's largest position, and Rite Aid Corp., a leading national drugstore chain. During the year, all three companies enjoyed strong sales growth at the individual store level, while successfully expanding or renovating their store base.

Becton, Dickinson and Co. and Myers Industries Inc. were two other strong performers during the reporting period. Becton, Dickinson increased sales growth, largely through a series of complementary acquisitions. Myers benefited from lower resin prices in 1998, compared with 1997. Also, late in the year, Myers made what we felt to be a very attractive acquisition, which considerably enhanced the company's prospects in Europe.

Most of the worst-performing stocks during the year were already highlighted in the semiannual report. These were mainly smaller, manufacturing-oriented companies such as Flowserve Corp., M. A. Hanna Co. and Watts Industries Inc. The industrial slowdown negatively impacted them, causing them to report weaker than expected quarterly earnings. DIMON Inc., a tobacco leaf processor, also continued to disappoint and was forced to cut its dividend in November.

Teleflex Inc., a diversified manufacturer of products and services for the aerospace, automotive, marine, medical, and industrial markets, was a significant portfolio addition. As of the end of the reporting period, it had a remarkable record of 23 consecutive years of revenue and earnings growth, in addition to 21 years of dividend growth. Two other positions we added to the portfolio were Diebold Inc. and Reynolds and Reynolds Co. Diebold, a well known automated teller machine manufacturer, has increased its dividend for an exceptional 45 straight years. Reynolds and Reynolds is a leading provider of information management systems primarily used by automobile dealerships.

Positions we added to during the year included Pall Corp., Bemis Co. Inc., West Co. Inc., Leggett & Platt Inc. and ReliaStar Financial Corp. Pall, which has increased its dividend for 24 years, makes filtration devices for a variety of industries with a particular emphasis on blood filtration products. Bemis, a manufacturer of flexible packaging for the food industry, has increased its dividend for 14 years. West, which after year-end changed its name to West Pharmaceutical Services, provides a variety of products and services to the pharmaceutical industry. Leggett & Platt, a leading manufacturer of furniture components and commercial fixtures, has increased its dividend for 27 years. ReliaStar, a provider of a broad range of insurance related investment products, has 27 years of dividend increases.

GRAPHIC MATERIAL (50)
This chart shows the top 10 holdings and their respective industry based on the percentage of total net assets on 12/31/98 for the Rising Dividends Fund.

TOP 10 HOLDINGS
Rising Dividends Fund
12/31/98

COMPANY                                 % OF TOTAL
INDUSTRY                                NET ASSETS
--------------------------------------------------
Family Dollar Stores Inc.                    6.52%
Retail Trade

Pall Corp.                                   4.50%
Process Industries

West Co. Inc.                                3.72%
Health Technology

Wallace Computer
Services Inc.                                3.35%
Commercial Services

Leggett & Platt Inc.                         3.07%
Consumer Durables

Bemis Co. Inc.                               2.70%
Process Industries

ReliaStar Financial Corp.                    2.60%
Insurance

Kaydon Corp.                                 2.59%
Producer Manufacturing

Alberto-Culver Co.                           2.53%
Consumer Non-Durables

First Union Corp.                            2.51%
Finance

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPH MATERIAL (52)
This chart shows the average annual total return for the Rising Dividends Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                              +6.92%

5-Year                              +17.06%

Since Inception (1/27/92)           +12.98%

Portfolio positions we eliminated included Allied Group, Inc.; Merck & Co., Inc.; Nike, Inc. and Rockwell International Corp. Allied Group was acquired by Nationwide Mutual Insurance Co. We sold Merck as it became less attractively valued than other alternative investments. Nike's operating results suffered as falling demand for its products led to excess inventory, and Rockwell no longer met the portfolio's dividend requirement.

Notable dividend increases over the reporting period came from National Commerce Bancorp. (+38.5%), First Union Corp. (+27%), Mercury General Corp. (+20.7%), Alberto-Culver Co. (+20%), Myers Industries, Inc. (+20%) and ReliaStar Financial Corp. (+19.4%).

As shown on the table on page 43, our 10 largest positions on December 31, 1998, comprised 34.1% of the fund's total net assets. The following statistical average demonstrates how these companies would, in the aggregate, respond to the fund's screening criteria. On average, these 10 companies have raised their dividends 19 years in a row, and by 283% in the last 10 years. Their most recent dividend increases averaged 13.5%, for a yield of 1.8% on December 31, 1998, and a dividend payout ratio of 34%. Long-term debt averaged 23% of capitalization, and the average price-earnings ratio was 19.8 versus 27.2 for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. In our opinion, these companies represent the portfolio's high quality from a fundamental standpoint. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, may be superior builders of wealth.

TOTAL RETURN INDEX COMPARISON
Rising Dividends Fund
$10,000 Investment (1/27/92 - 12/31/98)

GRAPHIC MATERIAL (51)
This graph compares the performance of Rising Dividends Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Mid Cap Company Growth Index from 1/27/92 - 12/31/98.

GRAPHIC MATERIAL (51)

This graph compares the performance of Rising Dividends Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Mid Cap Company growth Index from 1/27/92-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

                             Rising Dividends                                       Wilshire MidCap
                                                                                       Growth Index
         1/27/92                $10,000                                                    $ 10,000
         1/31/92                $10,000                              0.39%                 $ 10,039
         2/29/92                $10,000                              1.69%                 $ 10,208
         3/31/92                 $9,930                             -3.99%                  $ 9,801
         4/30/92                 $9,980                             -2.38%                  $ 9,568
         5/31/92                $10,130                             -1.25%                  $ 9,448
         6/30/92                 $9,990                             -4.54%                  $ 9,019
         7/31/92                $10,350                              5.48%                  $ 9,513
         8/31/92                $10,240                             -2.09%                  $ 9,315
         9/30/92                $10,410                              1.75%                  $ 9,478
        10/31/92                $10,540                              4.08%                  $ 9,864
        11/30/92                $10,860                              7.66%                 $ 10,620
        12/31/92                $10,980                              3.06%                 $ 10,945
         1/31/93                $10,860                              2.26%                 $ 11,192
         2/28/93                $10,670                             -3.37%                 $ 10,815
         3/31/93                $10,760                              3.07%                 $ 11,147
         4/30/93                $10,390                             -4.18%                 $ 10,681
         5/31/93                $10,530                              5.70%                 $ 11,290
         6/30/93                $10,418                              0.66%                 $ 11,364
         7/31/93                $10,418                             -0.89%                 $ 11,263
         8/31/93                $10,588                              5.07%                 $ 11,834
         9/30/93                $10,588                              2.51%                 $ 12,131
        10/31/93                $10,749                              0.53%                 $ 12,196
        11/30/93                $10,478                             -1.56%                 $ 12,005
        12/31/93                $10,598                              5.53%                 $ 12,669
         1/31/94                $10,739                              3.53%                 $ 13,116
         2/28/94                $10,378                              0.53%                 $ 13,186
         3/31/94                 $9,916                             -5.95%                 $ 12,401
         4/30/94                 $9,936                              0.40%                 $ 12,451
         5/31/94                $10,077                             -1.53%                 $ 12,261
         6/30/94                $10,050                             -5.04%                 $ 11,643
         7/31/94                $10,152                              2.44%                 $ 11,927
         8/31/94                $10,580                              8.56%                 $ 12,948
         9/30/94                $10,335                             -0.79%                 $ 12,845
        10/31/94                $10,309                              2.44%                 $ 13,159
        11/30/94                $10,064                             -4.43%                 $ 12,576
        12/31/94                $10,166                              1.66%                 $ 12,785
         1/31/95                $10,441                              0.02%                 $ 12,787
         2/28/95                $10,747                              6.00%                 $ 13,554
         3/31/95                $10,982                              3.69%                 $ 14,055
         4/30/95                $11,063                              1.49%                 $ 14,264
         5/31/95                $11,441                              1.64%                 $ 14,498
         6/30/95                $11,564                              6.29%                 $ 15,410
         7/31/95                $11,814                              8.40%                 $ 16,704
         8/31/95                $12,012                              1.53%                 $ 16,960
         9/30/95                $12,408                              2.79%                 $ 17,433
        10/31/95                $12,304                             -3.52%                 $ 16,819
        11/30/95                $12,939                              5.25%                 $ 17,702
        12/31/95                $13,190                              0.36%                 $ 17,766
         1/31/96                $13,450                              1.73%                 $ 18,073
         2/29/96                $13,648                              3.74%                 $ 18,749
         3/31/96                $13,648                              1.21%                 $ 18,976
         4/30/96                $13,617                              5.93%                 $ 20,102
         5/31/96                $13,992                              2.99%                 $ 20,703
         6/30/96                $14,145                             -5.45%                 $ 19,574
         7/31/96                $13,731                             -8.56%                 $ 17,899
         8/31/96                $14,007                              7.29%                 $ 19,204
         9/30/96                $14,730                              4.73%                 $ 20,112
        10/31/96                $15,166                             -2.83%                 $ 19,543
        11/30/96                $16,219                              5.63%                 $ 20,643
        12/31/96                $16,379                             -1.32%                 $ 20,370
         1/31/97                $16,709                              2.90%                 $ 20,961
         2/28/97                $17,177                             -1.89%                 $ 20,565
         3/31/97                $16,645                             -6.11%                 $ 19,309
         4/30/97                $17,070                              3.42%                 $ 19,969
         5/31/97                $18,389                              8.27%                 $ 21,620
         6/30/97                $19,054                              3.47%                 $ 22,371
         7/31/97                $20,670                              7.07%                 $ 23,952
         8/31/97                $20,250                             -0.77%                 $ 23,768
         9/30/97                $21,312                              6.58%                 $ 25,332
        10/31/97                $20,792                             -4.77%                 $ 24,123
        11/30/97                $21,290                              0.59%                 $ 24,266
        12/31/97                $21,789                              0.85%                 $ 24,472
         1/31/98                $21,689                             -0.70%                 $ 24,301
         2/28/98                $23,438                              8.24%                 $ 26,303
         3/31/98                $24,113                              1.60%                 $ 26,724
         4/30/98                $24,036                              0.70%                 $ 26,911
         5/31/98                $23,161                             -5.62%                 $ 25,398
         6/30/98                $22,898                             -0.60%                 $ 25,246
         7/31/98                $22,113                             -5.94%                 $ 23,746
         8/31/98                $18,589                            -20.29%                 $ 18,928
         9/30/98                $19,515                              4.95%                 $ 19,865
        10/31/98                $21,599                              7.91%                 $ 21,437
        11/30/98                $22,383                              5.78%                 $ 22,676
        12/31/98                $23,297               4.08%          6.76%                 $ 24,208

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

In the U.S., we believe that interest rates and earnings primarily drove stock market valuations and have little doubt that it was lower interest rates that dominated equity markets in 1998. The catalyst for lower rates was widely believed to come from an unusual source: Russia's Treasury default and subsequent currency devaluation in August 1998, which prompted a domino effect through emerging markets and culminated in the bailout of a major hedge fund. This set the stage for the Federal Reserve Board to cut the federal funds target rate three times in the fall, to 4.75%, to stimulate growth. After September's sharp decline, the liquidity surge resulting from the rate cuts helped propel the S&P 500 to new highs in fourth quarter 1998.

Looking ahead, we believe investors will be disappointed by the American market's equity returns, considering the stretched valuations and poor earnings outlook we see as of December 31, 1998. We expect 1998 earnings growth for the S&P 500 will turn out to have been flat, and attribute equity returns of over 20% entirely to the price-to-earnings (P/E) multiples' expansion from 24.5 to
32. Previously reported corporate profits trended down from S&P second quarter 1998 profits, up only 4%, to third quarter profits, which were down 3%. Although the U.S. remained our largest single country weighting, we were underweight in U.S. equities versus the other benchmarks, preferring to invest in other regions where companies trade at lower multiples. The average P/E ratio for the portfolio's U.S. holdings was only 16.1 at the end of the reporting period. We took advantage of price strength to eliminate our positions in three highly rated stocks: IBM Corp., Merrill Lynch & Co. Inc. and Morgan Stanley Dean Witter & Co. At the same time we were able to find new bargains in defense company Raytheon Co. and disability provider UNUM Corp.

European stock markets started 1998 off with a bang, as investors marked up equity prices, reportedly in anticipation of converging interest rates, export-led economic growth and corporate restructuring. However, most of these gains vanished abruptly in the third quarter as markets followed the U.S. downward in response to this summer's emerging market contagion. Investors evidently perceived Europe's banks as being highly exposed to emerging markets. As in the U.S., European nations lowered interest rates, helping to spark another rally across equity markets. Contrary to our outlook for the U.S., we were optimistic regarding European prospects for 1999. We anticipate economic growth may come from private consumption, continued corporate restructuring and a burgeoning equity culture. The portfolio's largest European weighting remained the U.K., with an 11.1% asset allocation at year-end. We believe

GRAPHIC MATERIAL (53)
This chart shows in pie format the asset allocation of Templeton Global Asset Allocation Fund based on total net assets as of 12/31/98.

ASSET ALLOCATION
Templeton Global Asset Allocation Fund
Based on Total Net Assets
12/31/98

Equity Securities                                  60.4%
Fixed-Income Securities                            32.5%
Short-term investments & other net assets           7.1%

TOP FIVE COUNTRY HOLDINGS
Templeton Global
Asset Allocation Fund

GRAPHIC MATERIAL (54)
This chart shows the top 5 countries based on the percentage of total net assets on 12/31/98 for the Templeton Global Asset Allocation Fund.

                                               % OF TOTAL
12/31/98                                       NET ASSETS
---------------------------------------------------------
United States                                       29.2%

United Kingdom                                      11.1%

Hong Kong                                            6.0%

France                                               5.7%

Italy                                                4.5%


TOP FIVE INDUSTRIES
Templeton Global
Asset Association Fund

GRAPHIC MATERIAL (55)
This chart shows the top five industry breakdown based on the percentage of total net assets on 12/31/98 for the Templeton Global Asset Allocation Fund.

                                               % OF TOTAL
12/31/98                                       NET ASSETS
---------------------------------------------------------
Insurance                                           11.1%

Multi-Industry                                       6.1%

Financial Services                                   4.5%

Transportation                                       4.2%

Utilities Electrical & Gas                           4.1%

the U.K. market is undervalued and that corporate profits may benefit from a weaker currency and lower interest rates. These rates, despite having been cut three times in as many months, still remain the highest among the G7* countries. As of December 31, 1998, our U.K. equity holdings yielded close to 6% and traded at only 14 times 1998 earnings. New U.K. portfolio holdings include General Electric Co. Plc., a fast growing defense and telecom company with a strong balance sheet, as well as airplane engine manufacturer Rolls-Royce Plc.

Japanese bargains continued to elude us as we patiently waited for further bank restructuring and appropriate fiscal policies. Japan's non-performing loans may be as high as 30% of its gross domestic product (GDP), and the government has been slow to restructure the sector. We don't expect to feel more optimistic about Japan until we see tangible evidence of bank restructuring that would include liquidation of the weaker banks and recapitalization of the stronger banks. In our opinion, the Japanese government, having experienced four successive quarters of negative economic growth, needs to lower income taxes to stimulate private consumption, which makes up two-thirds of their gross domestic product. With this in mind, we added to three Japanese retailers that we felt were trading at undemanding valuations: Matsuzakaya Co. Ltd., Best Denki Co. Ltd. and Laox Co. Ltd.

1998 was a disappointing year for most emerging equity and debt markets. Despite minor Asian rallies at the beginning of the year, the defining point for this asset class appeared to be Russia's August loan default and currency devaluation. In the wake of these events, the third quarter International Finance Corporation (IFC) Emerging Market Index performance was the worst on record. The emerging market fixed-income sector was not spared, as yield spreads rose as high as 15% above U.S. Treasuries. Although the portfolio weightings in emerging market equities and debt securities held back performance during the year, we remain cautiously optimistic for the future. There would appear to be value in emerging markets with the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index trading 32% off one-year highs and the index trading on 11.5 times 1999 estimated earnings, which are expected to grow by 15%, according to Morgan Stanley Dean Witter. The crucial question remains the timing of any recovery. We think that a few catalysts were put in place by year-end, including lower G7* interest rates, Korean and Thai economic recovery, continued International Monetary Fund (IMF) support for specific emerging markets and the unwinding of hedge fund positions. With this in mind, we purchased Bangkok Bank Public Co. Ltd. in Thailand; Hong Kong property developer Cheung Kong Holdings Ltd.; Industrias Penoles SA, a low-cost mining company in Mexico and Banco Bradesco SA BBD, Pfd. in Brazil.

*The world's seven largest economies, the Group of Seven or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

The fixed-income sector was marked by periodic but persistent crises in emerging market countries, while bond yields fell in the world's major industrial markets. Not surprisingly, emerging market bonds underperformed higher-quality industrial market bonds during the reporting period.

Your portfolio attempted to maximize return during the period by allocating about 83.17% of its assets to intermediate- and long-term bonds in the industrial markets and about 16.83% of its assets to the highest quality and most liquid bonds available in the emerging markets. The portfolio management team believed that this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility.

We believe the three main reasons for the portfolio's weak performance in 1998 were an overweight position in emerging market debt and equity markets, an underweight position in the U.S. and foreign currencies' weakness against the U.S. dollar, which is the base currency for the portfolio. Also, our 32.5% weighting in global bonds skewed performance against our comparison index, MSCI World, which only tracks equities. We are cautiously optimistic that these factors which have hurt performance in the past may benefit the portfolio in 1999. We have already outlined that we think there is value in emerging markets and that the catalysts to realize this value are almost in place. We also mentioned that we expect the U.S. markets may disappoint in 1999 due to excessive valuations and overly optimistic earnings expectations. Finally, we think that the U.S. dollar may weaken over the medium term as the single European currency, the euro, gains in strength and concerns mount regarding the U.S. trade deficit's size.

TOTAL RETURN INDEX COMPARISON
Templeton Global Asset Allocation Fund
$10,000 Investment (5/1/95 - 12/31/98)

GRAPHIC MATERIAL (56)
This graph compares the performance of Templeton Global Asset Allocation Fund as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index and the JP Morgan Global Government Bond Index from 5/1/95 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are MSCI and J.P. Morgan.

         Templeton Global Asset Allocation            MSCI World Index      JP Morgan Global Government Bond Index
                                  Fund
           5/01/95              $10,000                    $10,000                           $10,000
           5/31/95              $10,060                    $10,088                           $10,279
           6/30/95              $10,120                    $10,086                           $10,343
           7/31/95              $10,330                    $10,593                           $10,392
           8/31/95              $10,280                    $10,359                           $10,103
           9/30/95              $10,380                    $10,663                           $10,331
          10/31/95              $10,310                    $10,497                           $10,432
          11/30/95              $10,420                    $10,863                           $10,548
          12/31/95              $10,690                    $11,183                           $10,679
           1/31/96              $11,066                    $11,387                           $10,569
           2/29/96              $11,137                    $11,458                           $10,508
           3/31/96              $11,208                    $11,651                           $10,491
           4/30/96              $11,411                    $11,927                           $10,453
           5/31/96              $11,513                    $11,940                           $10,463
           6/30/96              $11,569                    $12,002                           $10,555
           7/31/96              $11,396                    $11,581                           $10,749
           8/31/96              $11,640                    $11,716                           $10,794
           9/30/96              $11,915                    $12,177                           $10,853
          10/31/96              $12,047                    $12,264                           $11,069
          11/30/96              $12,587                    $12,953                           $11,227
          12/31/96              $12,810                    $12,748                           $11,148
           1/31/97              $13,024                    $12,904                           $10,870
           2/28/97              $13,136                    $13,054                           $10,794
           3/31/97              $13,055                    $12,799                           $10,712
           4/30/97              $13,085                    $13,219                           $10,652
           5/31/97              $13,502                    $14,038                           $10,903
           6/30/97              $14,009                    $14,739                           $11,027
           7/31/97              $14,760                    $15,421                           $10,987
           8/31/97              $14,655                    $14,392                           $10,973
           9/30/97              $15,396                    $15,175                           $11,217
          10/31/97              $14,342                    $14,379                           $11,455
          11/30/97              $14,228                    $14,636                           $11,317
          12/31/97              $14,311                    $14,816                           $11,305
           1/31/98              $14,228                    $15,232                           $11,418
           2/28/98              $15,020                    $16,265                           $11,503
           3/31/98              $15,531                    $16,954                           $11,417
           4/30/98              $15,563                    $17,122                           $11,592
           5/31/98              $15,073                    $16,910                           $11,642
           6/30/98              $14,712                    $17,314                           $11,674
           7/31/98              $14,802                    $17,288                           $11,706
           8/31/98              $12,510                    $14,985                           $12,030
           9/30/98              $12,781                    $15,253                           $12,658
          10/31/98              $13,662                    $16,635                           $12,941
          11/30/98              $14,192                    $17,627                           $12,795
          12/31/98              $14,305                    $18,491                           $13,036

Total Return                     43.05%                     84.91%                           30.36%


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE MSCI AND J.P. MORGAN.

GRAPHIC MATERIAL (57)
This chart shows the average annual total return for the Templeton Global Asset Allocation Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            -0.04%

3-Year                            +10.20%

Since Inception (5/1/95)          +10.25%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (58)

This chart shows the top 10 holdings and their respective industry based on the percentage of total net assets on 12/31/98 for the Value Securities Fund.

TOP 10 HOLDINGS
Value Securities Fund
12/31/98

COMPANY                                      % OF TOTAL
INDUSTRY                                     NET ASSETS
-------------------------------------------------------
Tropical Sportswear
International Corp.                               5.09%
Consumer Non-Durables

JLG Industries Inc.                               2.95%
Producer Manufacturing

Superior Industries
International Inc.                                2.28%
Producer Manufacturing

Tidewater Inc.                                    2.06%
Transportation

The Timberland Co.                                2.02%
Consumer Non-Durables

Wolverine World Wide Inc.                         1.84%
Consumer Non-Durables

The Reynolds & Reynolds Co.                       1.78%
Commercial Services

Holophane Corp.                                   1.71%
Producer Manufacturing

Timken Co.                                        1.68%
Producer Manufacturing

Rowan Cos. Inc.                                   1.66%
Industrial Services

VALUE SECURITIES FUND

Over the past year, the stock performance of small and large capitalization companies was widely divergent, perhaps by the greatest amount in recent history. This was further accentuated by the market's focus on growth rather than value stocks. Accordingly, Value Securities Fund, with its emphasis on small cap and value stocks, was doubly punished in the 1998 calendar year.

Value stocks are those securities that fall out of favor, sometimes because their industry is at the wrong end of its cycle or the company is undergoing what we hope are temporary problems. Some companies fall under the Wall Street radar screen and receive no coverage because they are too small or too illiquid for the major research organizations. However, if these companies have strong balance sheets and their fundamentals are sound, such orphans are often our favorites. In short, we follow self-made millionaire and legendary, early-20th-century stock trader Bernard Baruch's investment advice and buy "straw hats in the winter." Sooner or later we believe value will prevail and a diversified portfolio of these unloved wallflowers, carefully selected, could turn out to be the belles of the ball. We are convinced many of our value holdings will return to favor; the unanswerable question is when.

Oil drillers and oil service companies were two examples of this wallflower status in the portfolio at the end of the 12-month reporting period. These stocks traded at very attractive valuations by historical standards, understandably so because oil's $12 per-barrel price fell far short of $20, the approximate 15-year average. Asian problems, the slowdown in the developed world economies, and oversupply resulting from lack of discipline among OPEC and other oil-exporting countries contributed to this oil price downturn. These conditions produced compelling valuations for some companies. In our opinion, at a price-to-earnings (P/E) ratio of 8 and book value of 1.25 times its price for Tidewater Inc., and an 8.5 P/E ratio and a price-to-book ratio of 1.1 for Rowan Cos. Inc., their stock prices struck us as too great a bargain to last. When the price of a barrel of oil starts to move back toward its normal range, these ugly ducklings could look like swans again.

The two essentials for success in value investment are careful selection and patience. The stock price turnaround does not come according to the investor's schedule, but when it does come the results are gratifying. We plan to stay the course with our value philosophy and urge our shareholders to do likewise.

This graph compares the performance of the Value Securities Fund as tracked by the growth in value of a $10,000 investment, to that of Wilshire Small Company Value Index from 5/1/98-12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Value Securities Fund
$10,000 Investment (5/1/98 - 12/31/98)

                 Value Securities                              Wilshire Small
                                                                 Value Index
         5/1/98      $10,000                                       $10,000
        5/31/98       $9,760                          -2.70%       $9,730
        6/30/98       $9,140                          -1.71%       $9,564
        7/31/98       $8,240                          -7.28%       $8,867
        8/31/98       $6,970                         -11.93%       $7,810
        9/30/98       $7,240                           2.97%       $8,041
       10/31/98       $7,670                           3.63%       $8,333
       11/30/98       $7,690                           2.87%       $8,573
       12/31/98       $7,790          1.30%            2.95%       $8,825


PORTFOLIOS SEEKING CURRENT INCOME

HIGH INCOME FUND

The past year proved to be challenging for the high yield market. In third quarter 1998, global markets experienced severe disruption attributed to the expanding global economic crisis. Much of this occurred after Russia declared a moratorium on foreign debt payments and effectively devalued the ruble. Amid concern over economic problems in Russia, as well as in Asia, credit spreads widened dramatically, including within the high yield market. Fortunately, the fourth quarter of 1998 saw a return of strength and stability to the market, a signal that we believe may portend favorably for 1999.

During 1998, we made sector allocation adjustments with the primary emphasis on increasing exposure to those industries that we think should pose limited downside risk during an economic deceleration. In particular, we increased the telecommunications sector weighting, favoring those companies with their own networks, strong management teams and superior access to capital markets. We maintained a healthy exposure to competitive local exchange carriers (CLECs), where we focused on providers of diversified services, which generally have the ability to cross-sell

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (60)
This chart shows the aggregate total return for the Value Securities Fund as of 12/31/98.

Aggregate Total Return*

Since Inception (5/1/98)    -22.10%



*Since the portfolio existed for less than one year, the figure represents aggregate total return from inception; therefore, average annual total return is not provided.

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

GRAPHIC MATERIAL (61)

This chart shows the industry breakdown based on the percentage of total net assets on 12/31/98 for the High Income Fund.

INDUSTRY BREAKDOWN
High Income Fund
12/31/98

                                       % OF TOTAL
INDUSTRY                               NET ASSETS
-------------------------------------------------
Consumer Services                           25.6%

Telecommunications                          20.8%

Process Industries                           7.7%

Consumer Non-Durables                        5.2%

Health Services                              4.9%

Producer Manufacturing                       4.5%

Transportation                               4.1%

Energy Minerals                              3.9%

Commercial Services                          3.6%

Industrial Services                          3.0%

Electronic Technology                        2.6%

Consumer Durables                            2.6%

Utilities                                    2.5%

Non-Energy Minerals                          2.0%

Retail Trade                                 1.1%

Technology Services                          1.1%

Cash and Equivalents                         4.8%

higher-margin products and reduce turnover rates. Noteworthy CLEC holdings include Nextlink Communications Inc. and Intermedia Communications Inc. We also initiated a holding in Level 3 Communications Inc., as it is building a state-of-the-art global network.

Telecommunications made up 20.8% of the portfolio's total net assets on December 31, 1998. The industry benefited from customer demand and increased market penetration, which is causing industry revenues to grow despite pricing pressures. Our investments in mobile telephony providers represent our focus on companies which we believe to have strong growth prospects and a defensible market position. We maintained large positions in Nextel Communications Inc.; Sprint Spectrum LP, which became majority owned by Sprint Corp. during the year; and Sygnet Wireless Inc., which was purchased by Dobson Communications Co., and subsequently offered to buy the bonds at a healthy premium. Within paging, we initiated a position in Metrocall Inc., a strong consolidator in the industry, while taking profits in Paging Network Inc.

We reduced our weighting to the industrial services sector, to 3% of total net assets at the end of the period, from 8.2% on December 31, 1997. We focused on non-cyclical companies such as Allied Waste North America Inc., whose bonds were redeemed through a tender offer during the year, providing an attractive gain to the portfolio. We also maintained solid allocations to the cable, media and broadcasting sectors. We think cable is defensive in nature, and we preferred industry leaders such as Cablevision Systems Corp. (CSC Holdings), domestically, and Telewest Communications Plc. in the U.K. Similarly, we prefer industry leaders in the broadcasting and media sectors, such as positions in Chancellor Media Corp., a radio broadcaster, and Outdoor Systems Inc., the largest outdoor advertiser in the U.S.

Looking forward, we believe attractive opportunities remain in high yield corporate bonds over the short-to-intermediate term. Recent economic data suggests benign inflation, and the Federal Reserve Board has gradually shifted from a tightening to an easing bias. In addition, corporate profits continued to exhibit resiliency. Although the recent turmoil in global financial markets may affect the high yield market in the short term, we believe that recent volatility should not significantly affect high yield bond fundamentals over the long term. Consequently, we remain optimistic regarding the high yield market generally and High Income Fund specifically.

GRAPHIC MATERIAL (62)
This graph compares the performance of the High Income Fund as tracked by the growth in value of a $10,000 investment, to that of the CS First Boston High Yield Index and the Consumer Price Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
High Income Fund
$10,000 Investment (1/24/89 - 12/31/98)

             High Income                                 CS First Boston            Consumer
                                                             High Yield           Price Index
       1/24/89    $10,000                                     $ 10,000                  $ 10,000
       1/31/89    $10,020                          0.45%      $ 10,045        0.11%     $ 10,011
       2/28/89    $10,080                          0.46%      $ 10,092        0.41%     $ 10,052
       3/31/89    $10,150                         -0.72%      $ 10,019        0.58%     $ 10,111
       4/30/89    $10,220                         -0.24%      $  9,995        0.65%     $ 10,176
       5/31/89    $10,290                          2.38%      $ 10,233        0.57%     $ 10,234
       6/30/89    $10,300                          1.44%      $ 10,380        0.24%     $ 10,259
       7/31/89    $10,330                          0.22%      $ 10,403        0.24%     $ 10,284
       8/31/89    $10,370                         -0.01%      $ 10,402        0.16%     $ 10,300
       9/30/89    $10,300                         -2.27%      $ 10,166        0.32%     $ 10,333
      10/31/89    $10,070                         -2.50%      $  9,912        0.48%     $ 10,383
      11/30/89    $10,050                          0.20%      $  9,931        0.24%     $ 10,407
      12/31/89    $10,130                         -0.45%      $  9,887        0.16%     $ 10,424
       1/31/90     $9,920                         -3.52%      $  9,539        1.03%     $ 10,531
       2/28/90     $9,770                         -1.85%      $  9,362        0.47%     $ 10,581
       3/31/90     $9,924                          2.88%      $  9,632        0.55%     $ 10,639
       4/30/90     $9,831                          0.42%      $  9,672        0.16%     $ 10,656
       5/31/90     $9,893                          2.08%      $  9,874        0.23%     $ 10,681
       6/30/90    $10,152                          3.15%      $ 10,185        0.54%     $ 10,738
       7/31/90    $10,379                          3.23%      $ 10,514        0.38%     $ 10,779
       8/31/90     $9,893                         -4.62%      $ 10,028        0.92%     $ 10,878
       9/30/90     $9,251                         -7.63%      $  9,263        0.84%     $ 10,970
      10/31/90     $8,879                         -2.51%      $  9,030        0.60%     $ 11,036
      11/30/90     $9,076                          2.01%      $  9,212        0.22%     $ 11,060
      12/31/90     $9,251                          0.48%      $  9,256        0.00%     $ 11,060
       1/31/91     $9,345                          2.74%      $  9,510        0.60%     $ 11,126
       2/28/91     $9,934                          8.63%      $ 10,330        0.15%     $ 11,143
       3/31/91    $10,286                          6.20%      $ 10,971        0.15%     $ 11,160
       4/30/91    $10,566                          4.15%      $ 11,426        0.15%     $ 11,176
       5/31/91    $10,659                          0.50%      $ 11,483        0.30%     $ 11,210
       6/30/91    $10,907                          2.62%      $ 11,784        0.29%     $ 11,242
       7/31/91    $11,168                          3.38%      $ 12,182        0.15%     $ 11,259
       8/31/91    $11,372                          1.82%      $ 12,404        0.29%     $ 11,292
       9/30/91    $11,519                          2.27%      $ 12,686        0.44%     $ 11,342
      10/31/91    $11,803                          3.31%      $ 13,105        0.15%     $ 11,359
      11/30/91    $11,939                          0.80%      $ 13,210        0.29%     $ 11,392
      12/31/91    $12,007                          0.73%      $ 13,307        0.07%     $ 11,400
       1/31/92    $12,392                          4.07%      $ 13,848        0.15%     $ 11,417
       2/29/92    $12,608                          2.43%      $ 14,185        0.36%     $ 11,458
       3/31/92    $12,778                          1.49%      $ 14,396        0.51%     $ 11,516
       4/30/92    $12,857                          0.08%      $ 14,408        0.14%     $ 11,532
       5/31/92    $13,038                          1.36%      $ 14,604        0.14%     $ 11,548
       6/30/92    $13,161                          0.99%      $ 14,748        0.36%     $ 11,590
       7/31/92    $13,411                          1.54%      $ 14,975        0.21%     $ 11,614
       8/31/92    $13,637                          1.38%      $ 15,182        0.28%     $ 11,647
       9/30/92    $13,744                          0.65%      $ 15,281        0.28%     $ 11,679
      10/31/92    $13,577                         -1.04%      $ 15,122        0.35%     $ 11,720
      11/30/92    $13,839                          1.50%      $ 15,349        0.14%     $ 11,737
      12/31/92    $13,993                          1.13%      $ 15,522       -0.07%     $ 11,729
       1/31/93    $14,255                          2.73%      $ 15,946        0.49%     $ 11,786
       2/28/93    $14,481                          1.98%      $ 16,261        0.35%     $ 11,827
       3/31/93    $14,695                          2.11%      $ 16,605        0.35%     $ 11,869
       4/30/93    $14,754                          0.57%      $ 16,699        0.28%     $ 11,902
       5/31/93    $14,897                          1.46%      $ 16,943        0.14%     $ 11,919
       6/30/93    $15,206                          1.81%      $ 17,250        0.14%     $ 11,935
       7/31/93    $15,317                          1.04%      $ 17,429        0.00%     $ 11,935
       8/31/93    $15,403                          0.85%      $ 17,577        0.28%     $ 11,969
       9/30/93    $15,403                          0.57%      $ 17,677        0.21%     $ 11,994
      10/31/93    $15,921                          1.83%      $ 18,001        0.41%     $ 12,043
      11/30/93    $16,020                          1.26%      $ 18,228        0.07%     $ 12,051
      12/31/93    $16,192                          1.26%      $ 18,457        0.00%     $ 12,051
       1/31/94    $16,537                          1.78%      $ 18,786        0.27%     $ 12,084
       2/28/94    $16,414                          0.15%      $ 18,814        0.34%     $ 12,125
       3/31/94    $15,637                         -2.94%      $ 18,261        0.34%     $ 12,166
       4/30/94    $15,415                         -1.34%      $ 18,016        0.14%     $ 12,183
       5/31/94    $15,465                          0.57%      $ 18,119        0.07%     $ 12,192
       6/30/94    $15,587                         -0.67%      $ 17,998        0.34%     $ 12,233
       7/31/94    $15,561                          0.47%      $ 18,082        0.27%     $ 12,266
       8/31/94    $15,678                          0.72%      $ 18,212        0.40%     $ 12,315
       9/30/94    $15,730                          0.40%      $ 18,285        0.27%     $ 12,349
      10/31/94    $15,762                          0.07%      $ 18,298        0.07%     $ 12,357
      11/30/94    $15,658                         -1.16%      $ 18,086        0.13%     $ 12,373
      12/31/94    $15,827                          1.06%      $ 18,278        0.00%     $ 12,373
       1/31/95    $16,086                          1.05%      $ 18,469        0.40%     $ 12,423
       2/28/95    $16,708                          2.46%      $ 18,924        0.40%     $ 12,472
       3/31/95    $16,877                          1.13%      $ 19,138        0.33%     $ 12,514
       4/30/95    $17,369                          2.22%      $ 19,562        0.33%     $ 12,555
       5/31/95    $17,849                          2.82%      $ 20,114        0.20%     $ 12,580
       6/30/95    $17,942                          0.66%      $ 20,247        0.20%     $ 12,605
       7/31/95    $18,191                          1.55%      $ 20,561        0.00%     $ 12,605
       8/31/95    $18,247                          0.28%      $ 20,618        0.26%     $ 12,638
       9/30/95    $18,441                          1.15%      $ 20,855        0.20%     $ 12,663
      10/31/95    $18,691                          1.11%      $ 21,087        0.33%     $ 12,705
      11/30/95    $18,636                          0.47%      $ 21,186       -0.07%     $ 12,696
      12/31/95    $18,955                          1.27%      $ 21,455       -0.07%     $ 12,687
       1/31/96    $19,315                          1.90%      $ 21,863        0.59%     $ 12,762
       2/29/96    $19,510                          0.53%      $ 21,979        0.32%     $ 12,803
       3/31/96    $19,371                         -0.27%      $ 21,919        0.52%     $ 12,870
       4/30/96    $19,468                          0.54%      $ 22,038        0.39%     $ 12,920
       5/31/96    $19,621                          0.81%      $ 22,216        0.19%     $ 12,944
       6/30/96    $19,669                          0.22%      $ 22,265        0.06%     $ 12,952
       7/31/96    $19,867                          0.90%      $ 22,465        0.19%     $ 12,977
       8/31/96    $20,218                          1.09%      $ 22,710        0.19%     $ 13,001
       9/30/96    $20,705                          1.72%      $ 23,101        0.32%     $ 13,043
      10/31/96    $20,904                          0.84%      $ 23,295        0.32%     $ 13,085
      11/30/96    $21,285                          1.56%      $ 23,658        0.19%     $ 13,110
      12/31/96    $21,590                          1.95%      $ 24,120        0.00%     $ 13,110
       1/31/97    $21,727                          0.73%      $ 24,296        0.32%     $ 13,151
       2/28/97    $22,108                          1.88%      $ 24,752        0.31%     $ 13,192
       3/31/97    $21,559                         -1.12%      $ 24,475        0.25%     $ 13,225
       4/30/97    $21,819                          0.89%      $ 24,693        0.12%     $ 13,241
       5/31/97    $22,322                          2.01%      $ 25,189       -0.06%     $ 13,233
       6/30/97    $22,634                          1.36%      $ 25,532        0.12%     $ 13,249
       7/31/97    $23,233                          2.12%      $ 26,073        0.12%     $ 13,265
       8/31/97    $23,283                          0.54%      $ 26,214        0.19%     $ 13,290
       9/30/97    $23,750                          1.98%      $ 26,733        0.25%     $ 13,323
      10/31/97    $23,567                         -0.01%      $ 26,730        0.25%     $ 13,357
      11/30/97    $23,850                          0.71%      $ 26,920       -0.06%     $ 13,349
      12/31/97    $24,066                          0.91%      $ 27,165       -0.12%     $ 13,333
       1/31/98    $24,399                          1.70%      $ 27,627        0.19%     $ 13,358
       2/28/98    $24,549                          0.78%      $ 27,842        0.19%     $ 13,383
       3/31/98    $24,832                          0.50%      $ 27,982        0.19%     $ 13,409
       4/30/98    $24,982                          0.75%      $ 28,192        0.18%     $ 13,433
       5/31/98    $24,966                          0.30%      $ 28,276        0.18%     $ 13,457
       6/30/98    $25,018                          0.21%      $ 28,336        0.12%     $ 13,473
       7/31/98    $25,183                          0.70%      $ 28,534        0.12%     $ 13,489
       8/31/98    $23,481                         -6.79%      $ 26,596        0.12%     $ 13,506
       9/30/98    $23,462                         -0.01%      $ 26,594        0.12%     $ 13,522
      10/31/98    $22,877                         -1.99%      $ 26,065        0.24%     $ 13,554
      11/30/98    $24,359                          5.07%      $ 27,386        0.00%     $ 13,554
      12/31/98    $24,304            -0.23%       -0.23%      $ 27,323       -0.06%     $ 13,546


TEMPLETON GLOBAL INCOME SECURITIES FUND

During the year under review, raw material and commodity prices steadily declined, generally benefiting developed markets while hurting emerging countries. The price declines contributed to a very positive global inflation environment, allowing bond yields in the world's major industrial markets to fall to historically low levels. At the same time, the situation also helped create a great degree of distress in many emerging markets, as commodities play a key role in many of these countries' economies. As a result, the period witnessed intermittent yet continuing crises develop in emerging countries around the world.

These divergent market trends meant that portfolio managers had to be selective about their investment allocations. In general, global bond investors reacted to these conditions by progressively reducing their exposure to emerging markets debt securities, preferring to increase their holdings of high-quality, industrial market government bonds.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth. U.S. economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early


PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (63)
This chart shows the average annual total return for the High Income Fund as of 12/31/98.

Average Annual Total Return
-------------------------------------------
1-Year                               +0.99%

5-Year                               +8.46%

Since Inception (1/24/89)            +9.35%

GRAPHIC MATERIAL (64)
This chart shows in pie format the geographic distribution of Templeton Global Income Securities Fund based on total net assets as of 12/31/98.

GEOGRAPHIC DISTRIBUTION
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/98

North America                             42.9%

Europe                                    35.6%

Latin America                              8.7%

Australia/New Zealand                      8.1%

Asia                                       0.3%

Short-term Investments
& Other Net Assets                         4.4%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

1970s. European economies also emerged from a sluggish growth environment to post impressive economic gains. Against this background, most European central banks reduced official interest rates through December, bringing the beginning short-term rates for the new European Central Bank (ECB) to 3.0% in 1999. The ECB expects rates to stay at these levels for quite some time, but if growth continues to falter into 1999, we think the ECB may have to act again to stop the region from falling into a recession.

Consumer price inflation in the U.S. and Europe was rather tame during the period, surprising many economists because economic growth at the recent pace often generates at least modest price pressures. The relatively soft price environment was much of the reason for global interest-rate declines.

Japan was an exception to this healthy global environment. Government policy-makers seemed unable to craft a solution to Japan's banking and economic woes. In our view, the country's ongoing troubles contributed greatly to the emerging markets crisis during the 12-month reporting period. The yen's persistent weakness and country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies.

In the summer, the crisis seemed to spread out of Asia and affect some other emerging markets. In particular, Russia, with its precarious debt-financing needs, came under tremendous pressure. Russia declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. In the wake of these events, the debt instruments of other developing markets, especially those in Latin and Central America, fell in value.

Templeton Global Income Securities Fund attempted to maximize its return during the reporting period by allocating approximately 91% of its assets to intermediate- and long-term bonds in the industrial markets and about 9% of its assets to the highest-quality and most-widely traded bonds in the emerging markets. We believed this combination of bonds offered the greatest opportunity for higher, long-term returns at the cost of only modestly higher, short-term volatility.

Overall, the portfolio's allocation to emerging markets exerted a drag on performance. Emerging market bonds underperformed higher-quality industrial market bonds during the period and this, in turn, caused the fund to underperform its benchmark, the J.P. Morgan Global Government Bond Index. However, the portfolio management team believes that the fund's emerging-markets positions should offer more favorable returns over the next three to five years, but may be volatile in the meantime.

The portfolio's country allocations changed moderately during the year under review. The allocation to North America increased by 6.2%, while the European region remained stable at 35.6% of total net assets. Within Europe, however, we increased our exposure to Denmark (2.7%), Germany (11.8%), Belgium (4.8%) and the U.K. (8.5%) and decreased our positions in Italy (5.1%) and Sweden (2.7%) at the end of the period. We began the period with 21% invested in the emerging markets, primarily in Latin America, and ended the period with less than 10% exposure. These allocation changes reflected our views of slower growth in 1999 and continued uncertainty in the emerging markets going into next year.

The largest change in the fund's allocation involved the amount of foreign currency hedging in regard to the portfolio's European holdings. We typically undertook currency hedging activities to minimize the loss of value of the portfolio's non-U.S. dollar-denominated bonds when the U.S. dollar's value rose in relation to European currencies. At the end of the reporting period, the portfolio's net U.S. dollar exposure, the value of the portfolio's securities plus the effect of foreign currency hedging, stood at 50.5%, down from 73.7% at the end of the previous fiscal year. The decrease in foreign currency hedging was primarily the result of the management team's expectation that the U.S. dollar will continue to depreciate through the first half of 1999.

Outside of the continued uncertainty in the emerging markets, we believe the critical issue for global interest rates will remain concern about the balance between global growth and inflation. The trend in global economic growth for 1999 is clearly toward a weaker performance than in the last few years. The extent of the weakness may largely depend on developments in the U.S., where growth in 1998 is likely to be approximately 3.5% and according to many economists is expected to be around 2% next year. In turn, the U.S. economy is dependent to a large degree on stability in Latin America. Problems there could further depress U.S. exports and growth in general, possibly resulting in a negative effect on European economic performance.

We believe that global inflation will likely be quite tame in the period ahead and that global economic growth may decline modestly, but not far enough to go into

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCES ARE J.P. MORGAN AND STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (66)
This chart shows the average annual total return for the Templeton Global Income Securities Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                             +7.08%

5-Year                             +5.56%

Since Inception (1/24/89)          +7.52%


INVESTMENT HOLDINGS
U.S. Government Securities Fund
Based on Total Net Assets
12/31/98

GRAPHIC MATERIAL (67)
This chart shows in pie format the investment holdings of the U.S. Government Securities Fund based on total net assets as of 12/31/98.

Mortgage-Backed Securities                75.8%
Agency Notes and Bonds                    23.1%
Cash & Equivalents                         1.1%


recession. If this happens, it would be a very promising environment for high-quality bonds and would make us positive for the intermediate-term outlook for the portfolio.


GRAPHIC MATERIAL (65)
This graph compares the performance of the Templeton Global Income Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the JP Morgan Global Government Bond Index and the Consumer Price Index from 1/24/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index sources are J.P. Morgan and Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
Templeton Global Income Securities Fund
$10,000 Investment (1/24/89 - 12/31/98)

                        Templeton Global Income           JP Morgan Global             Consumer Price Index
                            Securities Fund            Government Bond Index
           1/24/89              $10,000                       $10,000                        $10,000
           1/31/89              $10,020                        $9,977                        $10,012
           2/28/89              $10,080                        $9,961                        $10,052
           3/31/89              $10,150                        $9,877                        $10,110
           4/30/89              $10,220                       $10,039                        $10,176
           5/31/89              $10,290                        $9,931                        $10,234
           6/30/89              $10,330                       $10,157                        $10,259
           7/31/89              $10,510                       $10,561                        $10,285
           8/31/89              $10,610                       $10,249                        $10,301
           9/30/89              $10,600                       $10,411                        $10,333
          10/31/89              $10,570                       $10,545                        $10,384
          11/30/89              $10,760                       $10,639                        $10,408
          12/31/89              $10,930                       $10,763                        $10,424
           1/31/90              $10,920                       $10,602                        $10,531
           2/28/90              $10,850                       $10,488                        $10,581
           3/31/90              $10,965                       $10,423                        $10,639
           4/30/90              $10,944                       $10,382                        $10,656
           5/31/90              $11,138                       $10,714                        $10,681
           6/30/90              $11,454                       $10,908                        $10,738
           7/31/90              $11,729                       $11,229                        $10,779
           8/31/90              $11,627                       $11,141                        $10,878
           9/30/90              $11,617                       $11,245                        $10,969
          10/31/90              $11,688                       $11,690                        $11,035
          11/30/90              $11,882                       $11,896                        $11,060
          12/31/90              $12,004                       $12,028                        $11,060
           1/31/91              $12,147                       $12,301                        $11,126
           2/28/91              $12,412                       $12,313                        $11,143
           3/31/91              $12,147                       $11,928                        $11,159
           4/30/91              $12,320                       $12,072                        $11,175
           5/31/91              $12,463                       $12,082                        $11,208
           6/30/91              $12,359                       $11,921                        $11,242
           7/31/91              $12,605                       $12,173                        $11,258
           8/31/91              $12,648                       $12,426                        $11,291
           9/30/91              $12,982                       $12,879                        $11,341
          10/31/91              $13,154                       $13,006                        $11,357
          11/30/91              $13,132                       $13,218                        $11,390
          12/31/91              $13,486                       $13,886                        $11,399
           1/31/92              $13,454                       $13,614                        $11,415
           2/29/92              $13,464                       $13,575                        $11,457
           3/31/92              $13,475                       $13,449                        $11,515
           4/30/92              $13,604                       $13,561                        $11,531
           5/31/92              $13,871                       $13,946                        $11,547
           6/30/92              $13,868                       $14,327                        $11,589
           7/31/92              $14,014                       $14,642                        $11,614
           8/31/92              $13,846                       $15,032                        $11,646
           9/30/92              $13,197                       $15,017                        $11,679
          10/31/92              $13,477                       $14,642                        $11,721
          11/30/92              $13,253                       $14,383                        $11,737
          12/31/92              $13,432                       $14,519                        $11,729
           1/31/93              $13,533                       $14,765                        $11,787
           2/28/93              $13,734                       $15,003                        $11,828
           3/31/93              $14,148                       $15,233                        $11,870
           4/30/93              $14,574                       $15,511                        $11,903
           5/31/93              $14,809                       $15,609                        $11,919
           6/30/93              $14,778                       $15,622                        $11,936
           7/31/93              $14,825                       $15,628                        $11,935
           8/31/93              $15,155                       $16,091                        $11,969
           9/30/93              $15,107                       $16,261                        $11,993
          10/31/93              $15,461                       $16,253                        $12,044
          11/30/93              $15,155                       $16,134                        $12,052
          12/31/93              $15,673                       $16,299                        $12,051
           1/31/94              $15,967                       $16,453                        $12,085
           2/28/94              $15,602                       $16,272                        $12,127
           3/31/94              $15,131                       $16,198                        $12,168
           4/30/94              $15,119                       $16,185                        $12,185
           5/31/94              $15,178                       $16,051                        $12,192
           6/30/94              $14,572                       $16,242                        $12,233
           7/31/94              $14,804                       $16,395                        $12,266
           8/31/94              $14,926                       $16,353                        $12,317
           9/30/94              $14,914                       $16,433                        $12,349
          10/31/94              $15,001                       $16,679                        $12,358
          11/30/94              $15,001                       $16,469                        $12,374
          12/31/94              $14,891                       $16,508                        $12,374
           1/31/95              $14,793                       $16,841                        $12,423
           2/28/95              $15,026                       $17,276                        $12,473
           3/31/95              $15,294                       $18,155                        $12,514
           4/30/95              $15,636                       $18,444                        $12,555
           5/31/95              $16,015                       $18,958                        $12,580
           6/30/95              $16,087                       $19,077                        $12,605
           7/31/95              $16,189                       $19,167                        $12,605
           8/31/95              $15,986                       $18,635                        $12,639
           9/30/95              $16,341                       $19,054                        $12,662
          10/31/95              $16,607                       $19,241                        $12,704
          11/30/95              $16,747                       $19,455                        $12,695
          12/31/95              $17,077                       $19,696                        $12,687
           1/31/96              $17,000                       $19,494                        $12,761
           2/29/96              $16,797                       $19,380                        $12,803
           3/31/96              $16,848                       $19,350                        $12,869
           4/30/96              $16,975                       $19,279                        $12,918
           5/31/96              $17,064                       $19,298                        $12,943
           6/30/96              $17,293                       $19,467                        $12,951
           7/31/96              $17,362                       $19,825                        $12,976
           8/31/96              $17,582                       $19,908                        $13,001
           9/30/96              $17,857                       $20,017                        $13,042
          10/31/96              $18,214                       $20,415                        $13,083
          11/30/96              $18,654                       $20,706                        $13,108
          12/31/96              $18,723                       $20,562                        $13,108
           1/31/97              $18,489                       $20,048                        $13,149
           2/28/97              $18,407                       $19,909                        $13,189
           3/31/97              $18,338                       $19,758                        $13,222
           4/30/97              $18,434                       $19,647                        $13,237
           5/31/97              $18,586                       $20,110                        $13,229
           6/30/97              $18,787                       $20,339                        $13,245
           7/31/97              $18,920                       $20,264                        $13,261
           8/31/97              $18,861                       $20,239                        $13,286
           9/30/97              $19,216                       $20,688                        $13,320
          10/31/97              $18,979                       $21,127                        $13,353
          11/30/97              $19,053                       $20,873                        $13,345
          12/31/97              $19,186                       $20,850                        $13,329
           1/31/98              $19,408                       $21,060                        $13,353
           2/28/98              $19,601                       $21,216                        $13,380
           3/31/98              $19,689                       $21,057                        $13,406
           4/30/98              $19,734                       $21,380                        $13,431
           5/31/98              $19,704                       $21,472                        $13,455
           6/30/98              $19,699                       $21,532                        $13,471
           7/31/98              $19,747                       $21,591                        $13,487
           8/31/98              $18,901                       $22,187                        $13,503
           9/30/98              $19,907                       $23,346                        $13,519
          10/31/98              $20,322                       $23,869                        $13,552
          11/30/98              $20,497                       $23,599                        $13,552
          12/31/98              $20,545                       $24,043                        $13,546

Total Return                    105.45%                       140.43%                         35.46%

U.S. GOVERNMENT SECURITIES FUND

During the 12-month reporting period, low inflation and strong growth, driven primarily by robust consumer demand, characterized the U.S. economy. Internationally, disruptions in overseas markets occurred throughout the year, as the Asian financial crisis, which began during the summer of 1997, strengthened its grip on many economies. The combination of low inflation in the U.S. and the troubles in foreign financial markets evidently made U.S. Treasury securities a safe haven for many investors, helping to push yields lower during most of the reporting period. The 30-year Treasury bond yield declined 84 basis points, from 5.93% on December 31, 1997, to 5.09% one year later, but dropped as low as 4.72% in the beginning of October.

In August, the Asian crisis appeared to have spread beyond the Pacific Rim and to have taken hold in Russia, which devalued the ruble and defaulted on its foreign debt payments. This event further shook financial markets worldwide, causing many investors to shun virtually all types of securities except for the most widely traded U.S. Treasury issues. Amid this flight-to-quality mentality, the yields on many U.S. Treasuries fell far more than the yields on other products, such as mortgage pass-through securities (pass-throughs), offering opportunities to purchase mortgage-backed securities at what we felt were very attractive levels.

Beginning with the Russian debt crisis, and culminating with the well-publicized bailout of a major hedge fund, the availability of capital in the U.S. economy declined. This string of events appeared to reduce Wall Street's desire to commit capital to the fixed-income markets, especially in secondary market activity, where profit margins tend to be lower. We believe this pullback increased volatility in the fixed-income

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

markets, and created more restrictive lending conditions in the U.S. These problems were magnified, as the global slowdown worked its way into the U.S. economy. Manufacturing sector weakness, which worsened throughout the year, finally trickled into the service sector in the third quarter, notably impacting financial firms. Concerned about the combination of these factors leading to slower economic growth, the Federal Reserve Board (the Fed) lowered the federal funds target rate three times, totaling 0.75% from September through November, to 4.75%. The Fed's willingness to step in and provide liquidity evidently boosted investor confidence, and caused spreads between mortgage pass-throughs and Treasuries to narrow somewhat.

Mortgage pass-throughs underperformed comparable U.S. Treasury securities during the reporting period, due to the extent of the flight-to-quality mentality, in our opinion. Still, lower-coupon mortgage pass-throughs benefited from price appreciation during the year. The portfolio increased its exposure to lower-coupon Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and Government National Mortgage Association (GNMA or Ginnie Mae) pass-throughs, and reduced its exposure to higher-coupon pass-throughs during the 12 months under review. In general, lower-coupon mortgage pass-throughs have less prepayment risk in a declining interest-rate environment than higher-coupon pass-throughs. Therefore, we believe that the fund is well-positioned to weather any increase in prepayments that may come as a result of the very low mortgage rates seen during 1998's third and fourth quarters.

Going forward, we anticipate that interest rates, in general, may move slightly lower as the world's central banks shift their focus from battling inflation to guarding against deflation. However, in spite of this deflationary environment, we will also remain vigilant regarding any increase in interest rates. U.S. Government Securities Fund will maintain its fiscally responsible strategy of investing to provide a steady level of income for the fund's shareholders. In an effort to achieve this goal, we will continue to invest predominately in U.S. government mortgage-backed and agency securities.

GRAPHIC MATERIAL (68)
This graph compares the performance of the U.S. Government Securities Fund as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index and the Consumer Price Index from 3/14/89 - 12/31/98.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
U.S. Government Securities Fund
$10,000 Investment (3/14/89 - 12/31/98)

                                 U.S. Gov't Securities            Lehman Brothers                 Consumer
                                 Fund                             Intermediate Government         Price Index
                                                                  Bond Index
            3/14/89                 $10,000                                   $10,000                  $10,000
            3/31/89                 $10,000                   0.26%         $  10,026        0.32%    $ 10,032
            4/30/89                 $10,000                   2.02%         $  10,228        0.65%    $ 10,097
            5/31/89                 $10,000                   1.93%         $  10,426        0.57%    $ 10,155
            6/30/89                 $10,050                   2.55%         $  10,692        0.24%    $ 10,179
            7/31/89                 $10,190                   2.03%         $  10,909        0.24%    $ 10,203
            8/31/89                 $10,080                  -1.35%         $  10,761        0.16%    $ 10,220
            9/30/89                 $10,140                   0.48%         $  10,813        0.32%    $ 10,252
           10/31/89                 $10,370                   2.10%         $  11,040        0.48%    $ 10,302
           11/30/89                 $10,470                   0.99%         $  11,149        0.24%    $ 10,326
           12/31/89                 $10,540                   0.29%         $  11,182        0.16%    $ 10,343
            1/31/90                 $10,420                  -0.62%         $  11,112        1.03%    $ 10,449
            2/28/90                 $10,480                   0.37%         $  11,153        0.47%    $ 10,498
            3/31/90                 $10,510                   0.12%         $  11,167        0.55%    $ 10,556
            4/30/90                 $10,398                  -0.33%         $  11,130        0.16%    $ 10,573
            5/31/90                 $10,671                   2.14%         $  11,368        0.23%    $ 10,597
            6/30/90                 $10,793                   1.32%         $  11,518        0.54%    $ 10,655
            7/31/90                 $10,964                   1.40%         $  11,680        0.38%    $ 10,695
            8/31/90                 $10,894                  -0.36%         $  11,637        0.92%    $ 10,794
            9/30/90                 $10,974                   0.89%         $  11,741        0.84%    $ 10,884
           10/31/90                 $11,096                   1.39%         $  11,904        0.60%    $ 10,950
           11/30/90                 $11,318                   1.51%         $  12,084        0.22%    $ 10,974
           12/31/90                 $11,480                   1.38%         $  12,251        0.00%    $ 10,974
            1/31/91                 $11,652                   1.03%         $  12,377        0.60%    $ 11,039
            2/28/91                 $11,753                   0.61%         $  12,452        0.15%    $ 11,056
            3/31/91                 $11,813                   0.55%         $  12,521        0.15%    $ 11,073
            4/30/91                 $11,904                   1.03%         $  12,650        0.15%    $ 11,089
            5/31/91                 $11,995                   0.56%         $  12,721        0.30%    $ 11,122
            6/30/91                 $12,011                   0.08%         $  12,731        0.29%    $ 11,155
            7/31/91                 $12,178                   1.08%         $  12,868        0.15%    $ 11,171
            8/31/91                 $12,398                   1.90%         $  13,113        0.29%    $ 11,204
            9/30/91                 $12,649                   1.70%         $  13,336        0.44%    $ 11,253
           10/31/91                 $12,806                   1.14%         $  13,488        0.15%    $ 11,270
           11/30/91                 $12,890                   1.17%         $  13,646        0.29%    $ 11,303
           12/31/91                 $13,235                   2.43%         $  13,977        0.07%    $ 11,311
            1/31/92                 $13,046                  -0.96%         $  13,843        0.15%    $ 11,328
            2/29/92                 $13,162                   0.31%         $  13,886        0.36%    $ 11,368
            3/31/92                 $13,067                  -0.40%         $  13,830        0.51%    $ 11,426
            4/30/92                 $13,172                   0.90%         $  13,955        0.14%    $ 11,442
            5/31/92                 $13,465                   1.49%         $  14,163        0.14%    $ 11,458
            6/30/92                 $13,672                   1.44%         $  14,367        0.36%    $ 11,500
            7/31/92                 $13,953                   1.92%         $  14,643        0.21%    $ 11,524
            8/31/92                 $14,116                   1.02%         $  14,792        0.28%    $ 11,556
            9/30/92                 $14,278                   1.38%         $  14,996        0.28%    $ 11,588
           10/31/92                 $14,040                  -1.20%         $  14,816        0.35%    $ 11,629
           11/30/92                 $14,072                  -0.41%         $  14,755        0.14%    $ 11,645
           12/31/92                 $14,332                   1.29%         $  14,946       -0.07%    $ 11,637
            1/31/93                 $14,635                   1.86%         $  15,224        0.49%    $ 11,694
            2/28/93                 $14,895                   1.47%         $  15,448        0.35%    $ 11,735
            3/31/93                 $14,971                   0.37%         $  15,505        0.35%    $ 11,776
            4/30/93                 $15,057                   0.78%         $  15,626        0.28%    $ 11,809
            5/31/93                 $15,101                  -0.27%         $  15,583        0.14%    $ 11,826
            6/30/93                 $15,374                   1.45%         $  15,809        0.14%    $ 11,842
            7/31/93                 $15,476                   0.20%         $  15,841        0.00%    $ 11,842
            8/31/93                 $15,702                   1.49%         $  16,077        0.28%    $ 11,875
            9/30/93                 $15,702                   0.41%         $  16,143        0.21%    $ 11,900
           10/31/93                 $15,781                   0.24%         $  16,182        0.41%    $ 11,949
           11/30/93                 $15,577                  -0.49%         $  16,102        0.07%    $ 11,957
           12/31/93                 $15,724                   0.41%         $  16,168        0.00%    $ 11,957
            1/31/94                 $15,928                   0.99%         $  16,328        0.27%    $ 11,990
            2/28/94                 $15,611                  -1.37%         $  16,105        0.34%    $ 12,030
            3/31/94                 $15,058                  -1.46%         $  15,870        0.34%    $ 12,071
            4/30/94                 $14,911                  -0.65%         $  15,767        0.14%    $ 12,088
            5/31/94                 $14,934                   0.07%         $  15,778        0.07%    $ 12,097
            6/30/94                 $14,839                   0.02%         $  15,781        0.34%    $ 12,138
            7/31/94                 $15,209                   1.31%         $  15,987        0.27%    $ 12,171
            8/31/94                 $15,197                   0.29%         $  16,034        0.40%    $ 12,219
            9/30/94                 $14,887                  -0.83%         $  15,901        0.27%    $ 12,252
           10/31/94                 $14,818                   0.02%         $  15,904        0.07%    $ 12,261
           11/30/94                 $14,818                  -0.44%         $  15,834        0.13%    $ 12,277
           12/31/94                 $15,009                   0.33%         $  15,886        0.00%    $ 12,277
            1/31/95                 $15,343                   1.63%         $  16,145        0.40%    $ 12,326
            2/28/95                 $15,761                   1.93%         $  16,457        0.40%    $ 12,375
            3/31/95                 $15,845                   0.55%         $  16,547        0.33%    $ 12,416
            4/30/95                 $16,084                   1.16%         $  16,739        0.33%    $ 12,457
            5/31/95                 $16,788                   2.82%         $  17,211        0.20%    $ 12,482
            6/30/95                 $16,879                   0.64%         $  17,321        0.20%    $ 12,507
            7/31/95                 $16,828                   0.05%         $  17,330        0.00%    $ 12,507
            8/31/95                 $17,046                   0.82%         $  17,472        0.26%    $ 12,539
            9/30/95                 $17,225                   0.67%         $  17,589        0.20%    $ 12,565
           10/31/95                 $17,455                   1.10%         $  17,783        0.33%    $ 12,606
           11/30/95                 $17,686                   1.22%         $  18,000       -0.07%    $ 12,597
           12/31/95                 $17,929                   0.99%         $  18,178       -0.07%    $ 12,588
            1/31/96                 $18,045                   0.84%         $  18,331        0.59%    $ 12,663
            2/29/96                 $17,737                  -1.06%         $  18,136        0.32%    $ 12,703
            3/31/96                 $17,609                  -0.46%         $  18,053        0.52%    $ 12,769
            4/30/96                 $17,494                  -0.29%         $  18,000        0.39%    $ 12,819
            5/31/96                 $17,417                  -0.05%         $  17,991        0.19%    $ 12,843
            6/30/96                 $17,667                   1.02%         $  18,175        0.06%    $ 12,851
            7/31/96                 $17,709                   0.31%         $  18,231        0.19%    $ 12,875
            8/31/96                 $17,681                   0.11%         $  18,251        0.19%    $ 12,900
            9/30/96                 $18,026                   1.29%         $  18,487        0.32%    $ 12,941
           10/31/96                 $18,412                   1.64%         $  18,790        0.32%    $ 12,983
           11/30/96                 $18,688                   1.21%         $  19,017        0.19%    $ 13,007
           12/31/96                 $18,577                  -0.54%         $  18,915        0.00%    $ 13,007
            1/31/97                 $18,660                   0.38%         $  18,987        0.32%    $ 13,049
            2/28/97                 $18,702                   0.16%         $  19,017        0.31%    $ 13,089
            3/31/97                 $18,605                  -0.57%         $  18,908        0.25%    $ 13,122
            4/30/97                 $18,881                   1.13%         $  19,122        0.12%    $ 13,138
            5/31/97                 $19,060                   0.78%         $  19,271       -0.06%    $ 13,130
            6/30/97                 $19,271                   0.86%         $  19,437        0.12%    $ 13,146
            7/31/97                 $19,694                   1.84%         $  19,795        0.12%    $ 13,161
            8/31/97                 $19,563                  -0.38%         $  19,719        0.19%    $ 13,186
            9/30/97                 $19,826                   1.09%         $  19,934        0.25%    $ 13,219
           10/31/97                 $20,059                   1.17%         $  20,168        0.25%    $ 13,253
           11/30/97                 $20,117                   0.22%         $  20,212       -0.06%    $ 13,245
           12/31/97                 $20,307                   0.81%         $  20,376       -0.12%    $ 13,229
            1/31/98                 $20,526                   1.30%         $  20,641        0.19%    $ 13,254
            2/28/98                 $20,555                  -0.11%         $  20,618        0.19%    $ 13,279
            3/31/98                 $20,628                   0.31%         $  20,682        0.19%    $ 13,304
            4/30/98                 $20,730                   0.48%         $  20,781        0.18%    $ 13,328
            5/31/98                 $20,905                   0.69%         $  20,924        0.18%    $ 13,352
            6/30/98                 $21,032                   0.67%         $  21,065        0.12%    $ 13,368
            7/31/98                 $21,095                   0.38%         $  21,145        0.12%    $ 13,384
            8/31/98                 $21,394                   1.89%         $  21,544        0.12%    $ 13,400
            9/30/98                 $21,786                   2.33%         $  22,046        0.12%    $ 13,416
           10/31/98                 $21,661                   0.17%         $  22,084        0.24%    $ 13,449
           11/30/98                 $21,739                  -0.31%         $  22,015        0.00%    $ 13,449
           12/31/98                 $21,818      0.36%        0.39%         $  22,101       -0.06%    $ 13,440

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (69)

This chart shows the average annual total return for US Government Securities Fund as of 12/31/98.

Average Annual Total Return
--------------------------------------------
1-Year                                +7.44%

5-Year                                +6.77%

Since Inception (3/14/89)             +8.29%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

ZERO COUPON 2000 FUND
ZERO COUPON 2005 FUND
ZERO COUPON 2010 FUND

During the past year, the domestic economy had the best of all worlds: continued growth in an environment of subdued inflation and falling interest rates. Higher income levels coupled with a robust real estate market and increasing stock prices helped fuel the consumer sector, which seemed to be the primary driver of domestic growth. Consumption also appeared to buoy the labor market, with the unemployment rate reaching 4.5% for 1998, the lowest in 28 years. The overall economy, as measured by U.S. Gross Domestic Product, grew 3.9% in 1998, well above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.* Inflation as measured by the Consumer Price Index year-over-year is up only 1.6%.

Tempering growth, overcapacity in manufacturing worldwide and U.S. export-sector declines stood in stark contrast to consumer-sector gains. The emerging markets crisis that prevailed for much of the reporting period hampered U.S. manufacturers and produced record trade deficits. The export sector reportedly was hard hit as increased competition from low-cost imports exacerbated rising domestic wage costs and limited their pricing power. With many world currencies in turmoil, an ensuing "flight to quality" fueled tremendous demand for U.S. Treasuries, a traditional safe haven in times of market and political turmoil. Citing a growing credit crisis as a threat to the recent economic expansion, the Fed cut the federal funds target rate three times over seven weeks, for a total of 75 basis points (0.75%), bringing it to 4.75% on November 17, 1998. This revitalized the credit markets and spurred equity prices in the process.

Reflecting strong appeal for dollar-denominated bills, notes and bonds, yields for short-, medium- and long-term Treasuries fell dramatically for the year. The yield on 10-year Treasuries, a reasonable proxy for the Zero Coupon 2010 Fund, declined from 5.67% on January 2, 1998, to 4.65% on December 31, 1998, falling as low as 4.16% on October 5, 1998, before rebounding. The yield on the 5-year Treasury note followed a similar pattern, falling from 5.63% on January 2, 1998, to 4.56% on December 31, 1998.

*Source: Bureau of Labor Statistics.

\The Zero Coupon portfolios invest primarily in securities issued by government sponsored agencies. There is only the slightest amount of additional risk in these securities relative to direct obligations of the U.S. government, in our opinion. Due to the inverse relationship zero coupon bonds have with interest rates, all three portfolios benefited from the declining interest rates during the year. Because long-term interest rates fell the most and also because longer-term portfolios are generally more interest-rate sensitive, Zero Coupon 2010 Fund fared best, gaining +14.5% on the year. Zero Coupon 2005 Fund, which holds middle-term maturities, enjoyed a +12.5% return on the year, while Zero Coupon 2000 Fund managed a +7.5% performance. Keep in mind that, with a little less than one year to target maturity for the 2000 portfolio, it will begin to take on characteristics similar to a money market fund. As the target maturity date of December 2000 approaches, this portfolio will become increasingly less sensitive to changes in interest rates, which will serve to reduce the portfolio's risk but also diminish any chances for capital appreciation.

Going forward, we anticipate that future interest-rate changes will continue to be the dominant factor in determining the portfolio's returns. Although underlying concerns linger regarding the economy's strength, we find ourselves in a profound environment of low inflation and interest rates that so far have helped propel consumer spending. Should growth slow, however, the Fed may make further changes to the federal funds target rate.

GRAPHIC MATERIAL (70)
This graph compares the performance of the Zero Coupon 2000 Fund as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 5-Year Bond Total Return Index, the Consumer Price Index, and Merrill Lynch Zero Coupon 1-Year Bond Total Return Index, from 3/14/89 - 12/31/98.

We are adding the Merrill Lynch Zero Coupon 1 Year Bond Total Return Index, reflecting short-term bond performance as the portfolio nears its 2000 target date.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.


TOTAL RETURN INDEX COMPARISON
Zero Coupon 2000 Fund
$10,000 Investment (3/14/98 - 12/31/98)

                                                        Merrill Lynch                  Merrill Lynch
               Zero Coupon 2000 Fund                    Zero Coupon 1-Year Bond        Zero Coupon 5-Year Bond          Consumer
                                                        Total Return Index             Total Return Index               Price Index
 3/14/89     $10,000                                    $10,000                        $10,000                          $10,000
 3/31/89     $10,000                  0.33%             $10,033          0.40%         $10,040         0.32%            $10,032
 4/30/89     $10,000                  1.17%             $10,150          2.17%         $10,258         0.65%            $10,097
 5/31/89     $9,990                   1.16%             $10,268          3.06%         $10,572         0.57%            $10,155
 6/30/89     $10,560                  1.49%             $10,421          3.60%         $10,952         0.24%            $10,179
 7/31/89     $10,790                  1.11%             $10,537          3.59%         $11,346         0.24%            $10,203
 8/31/89     $10,460                 -0.10%             $10,526         -2.85%         $11,022         0.16%            $10,220
 9/30/89     $10,480                  0.65%             $10,595          0.41%         $11,067         0.32%            $10,252
10/31/89     $10,910                  1.12%             $10,713          2.92%         $11,391         0.48%            $10,302
11/30/89     $11,010                  0.83%             $10,802          1.27%         $11,535         0.24%            $10,326
12/31/89     $11,080                  0.53%             $10,860          0.08%         $11,544         0.16%            $10,343
 1/31/90     $10,610                  0.44%             $10,907         -1.71%         $11,347         1.03%            $10,449
 2/28/90     $10,600                  0.60%             $10,973          0.10%         $11,358         0.47%            $10,498
 3/31/90     $10,592                  0.58%             $11,036         -0.01%         $11,357         0.55%            $10,556
 4/30/90     $10,170                  0.51%             $11,093         -1.02%         $11,241         0.16%            $10,573
 5/31/90     $10,664                  1.14%             $11,219          3.04%         $11,583         0.23%            $10,597
 6/30/90     $10,932                  0.81%             $11,310          1.63%         $11,772         0.54%            $10,655
 7/31/90     $11,076                  1.03%             $11,426          1.77%         $11,980         0.38%            $10,695
 8/31/90     $10,582                  0.66%             $11,502         -1.31%         $11,823         0.92%            $10,794
 9/30/90     $10,715                  0.64%             $11,576          0.95%         $11,936         0.84%            $10,884
10/31/90     $10,973                  0.97%             $11,688          2.05%         $12,180         0.60%            $10,950
11/30/90     $11,518                  0.79%             $11,780          2.67%         $12,506         0.22%            $10,974
12/31/90     $11,734                  0.97%             $11,894          1.73%         $12,722         0.00%            $10,974
 1/31/91     $11,868                  0.90%             $12,001          1.02%         $12,852         0.60%            $11,039
 2/28/91     $11,889                  0.66%             $12,081          0.35%         $12,897         0.15%            $11,056
 3/31/91     $11,868                  0.73%             $12,169          0.37%         $12,944         0.15%            $11,073
 4/30/91     $12,064                  0.80%             $12,266          1.59%         $13,150         0.15%            $11,089
 5/31/91     $12,054                  0.58%             $12,337          0.31%         $13,191         0.30%            $11,122
 6/30/91     $11,987                  0.38%             $12,384         -0.21%         $13,163         0.29%            $11,155
 7/31/91     $12,147                  0.77%             $12,480          1.43%         $13,352         0.15%            $11,171
 8/31/91     $12,615                  0.97%             $12,601          2.98%         $13,749         0.29%            $11,204
 9/30/91     $13,072                  0.78%             $12,699          2.56%         $14,101         0.44%            $11,253
10/31/91     $13,157                  0.83%             $12,804          1.57%         $14,323         0.15%            $11,270
11/30/91     $13,338                  0.96%             $12,927          1.71%         $14,568         0.29%            $11,303
12/31/91     $13,933                  1.13%             $13,073          2.39%         $14,916         0.07%            $11,311
 1/31/92     $13,487                  0.35%             $13,119         -1.66%         $14,668         0.15%            $11,328
 2/29/92     $13,572                  0.33%             $13,162          0.17%         $14,693         0.36%            $11,368
 3/31/92     $13,465                  0.11%             $13,177         -1.00%         $14,546         0.51%            $11,426
 4/30/92     $13,519                  0.91%             $13,297          0.85%         $14,670         0.14%            $11,442
 5/31/92     $13,848                  0.53%             $13,367          2.49%         $15,035         0.14%            $11,458
 6/30/92     $14,249                  0.63%             $13,451          2.18%         $15,363         0.36%            $11,500
 7/31/92     $14,880                  0.83%             $13,563          2.86%         $15,802         0.21%            $11,524
 8/31/92     $15,080                  0.36%             $13,612          1.63%         $16,060         0.28%            $11,556
 9/30/92     $15,501                  0.69%             $13,706          2.20%         $16,413         0.28%            $11,588
10/31/92     $15,102                 -0.15%             $13,685         -2.20%         $16,052         0.35%            $11,629
11/30/92     $14,947                  0.12%             $13,702         -1.12%         $15,872         0.14%            $11,645
12/31/92     $15,379                  0.69%             $13,796          1.86%         $16,168        -0.07%            $11,637
 1/31/93     $15,789                  0.70%             $13,893          3.06%         $16,662         0.49%            $11,694
 2/28/93     $16,387                  0.38%             $13,946          2.35%         $17,054         0.35%            $11,735
 3/31/93     $16,587                  0.26%             $13,982          0.43%         $17,127         0.35%            $11,776
 4/30/93     $16,664                  0.44%             $14,043          1.19%         $17,331         0.28%            $11,809
 5/31/93     $16,653                 -0.04%             $14,038         -0.51%         $17,243         0.14%            $11,826
 6/30/93     $17,308                  0.48%             $14,105          2.27%         $17,634         0.14%            $11,842
 7/31/93     $17,412                  0.29%             $14,146          0.08%         $17,648         0.00%            $11,842
 8/31/93     $17,863                  0.48%             $14,214          2.35%         $18,063         0.28%            $11,875
 9/30/93     $17,979                  0.28%             $14,254          0.49%         $18,151         0.21%            $11,900
10/31/93     $18,129                  0.23%             $14,287          0.05%         $18,160         0.41%            $11,949
11/30/93     $17,701                  0.20%             $14,315         -1.01%         $17,977         0.07%            $11,957
12/31/93     $17,863                  0.41%             $14,374          0.53%         $18,072         0.00%            $11,957
 1/31/94     $18,176                  0.44%             $14,437          1.41%         $18,327         0.27%            $11,990
 2/28/94     $17,528                 -0.17%             $14,413         -2.34%         $17,898         0.34%            $12,030
 3/31/94     $16,938                  0.01%             $14,414         -2.58%         $17,437         0.34%            $12,071
 4/30/94     $16,729                 -0.08%             $14,402         -1.22%         $17,224         0.14%            $12,088
 5/31/94     $16,729                  0.25%             $14,438          0.07%         $17,236         0.07%            $12,097
 6/30/94     $16,720                  0.38%             $14,493         -0.21%         $17,200         0.34%            $12,138
 7/31/94     $17,050                  0.65%             $14,588          1.84%         $17,516         0.27%            $12,171
 8/31/94     $17,050                  0.42%             $14,649          0.33%         $17,574         0.40%            $12,219
 9/30/94     $16,720                  0.11%             $14,665         -1.70%         $17,275         0.27%            $12,252
10/31/94     $16,633                  0.35%             $14,716         -0.21%         $17,239         0.07%            $12,261
11/30/94     $16,548                 -0.10%             $14,701         -0.79%         $17,103         0.13%            $12,277
12/31/94     $16,658                  0.33%             $14,750          0.90%         $17,257         0.00%            $12,277
 1/31/95     $16,988                  1.09%             $14,911          1.93%         $17,590         0.40%            $12,326
 2/28/95     $17,514                  1.01%             $15,061          1.90%         $17,924         0.40%            $12,375
 3/31/95     $17,612                  0.66%             $15,161          0.41%         $17,997         0.33%            $12,416
 4/30/95     $17,869                  0.65%             $15,259          1.56%         $18,278         0.33%            $12,457
 5/31/95     $18,798                  1.12%             $15,430          4.76%         $19,148         0.20%            $12,482
 6/30/95     $18,951                  0.56%             $15,517          0.82%         $19,305         0.20%            $12,507
 7/31/95     $18,823                  0.38%             $15,576         -0.49%         $19,211         0.00%            $12,507
 8/31/95     $19,040                  0.72%             $15,688          0.96%         $19,395         0.26%            $12,539
 9/30/95     $19,181                  0.26%             $15,729          0.76%         $19,542         0.20%            $12,565
10/31/95     $19,526                  0.61%             $15,824          1.57%         $19,849         0.33%            $12,606
11/30/95     $19,858                  0.68%             $15,932          1.86%         $20,218        -0.07%            $12,597
12/31/95     $20,101                  0.63%             $16,032          1.26%         $20,473        -0.07%            $12,588
 1/31/96     $20,331                  0.64%             $16,135          1.09%         $20,696         0.59%            $12,663
 2/29/96     $19,935                  0.17%             $16,163         -1.90%         $20,303         0.32%            $12,703
 3/31/96     $19,692                  0.21%             $16,196         -1.27%         $20,045         0.52%            $12,769
 4/30/96     $19,539                  0.28%             $16,242         -1.13%         $19,819         0.39%            $12,819
 5/31/96     $19,449                  0.44%             $16,313         -0.49%         $19,722         0.19%            $12,843
 6/30/96     $19,680                  0.52%             $16,398          1.47%         $20,012         0.06%            $12,851
 7/31/96     $19,735                  0.47%             $16,475          0.01%         $20,014         0.19%            $12,875
 8/31/96     $19,707                  0.55%             $16,566         -0.26%         $19,962         0.19%            $12,900
 9/30/96     $20,033                  0.64%             $16,672          1.85%         $20,331         0.32%            $12,941
10/31/96     $20,480                  0.76%             $16,799          2.43%         $20,825         0.32%            $12,983
11/30/96     $20,792                  0.59%             $16,898          1.88%         $21,216         0.19%            $13,007
12/31/96     $20,588                  0.19%             $16,930         -1.43%         $20,913         0.00%            $13,007
 1/31/97     $20,656                  0.50%             $17,014          0.25%         $20,965         0.32%            $13,049
 2/28/97     $20,656                  0.36%             $17,076         -0.06%         $20,953         0.31%            $13,089
 3/31/97     $20,494                  0.21%             $17,111         -1.28%         $20,684         0.25%            $13,122
 4/30/97     $20,724                  0.65%             $17,223          1.53%         $21,001         0.12%            $13,138
 5/31/97     $20,900                  0.67%             $17,338          0.91%         $21,192        -0.06%            $13,130
 6/30/97     $21,076                  0.51%             $17,427          1.08%         $21,421         0.12%            $13,146
 7/31/97     $21,513                  0.76%             $17,559          3.07%         $22,079         0.12%            $13,161
 8/31/97     $21,396                  0.30%             $17,612         -1.23%         $21,807         0.19%            $13,186
 9/30/97     $21,629                  0.56%             $17,710          1.52%         $22,138         0.25%            $13,219
10/31/97     $21,877                  0.60%             $17,817          1.76%         $22,528         0.25%            $13,253
11/30/97     $21,891                  0.24%             $17,859          0.00%         $22,528        -0.06%            $13,245
12/31/97     $22,051                  0.56%             $17,959          1.17%         $22,792        -0.12%            $13,229
 1/31/98     $22,372                  0.65%             $18,076          1.83%         $23,209         0.19%            $13,254
 2/28/98     $22,328                  0.18%             $18,109         -0.42%         $23,111         0.19%            $13,279
 3/31/98     $22,386                  0.42%             $18,185          0.17%         $23,151         0.19%            $13,304
 4/30/98     $22,503                  0.51%             $18,277          0.43%         $23,250         0.18%            $13,328
 5/31/98     $22,649                  0.45%             $18,360          0.82%         $23,441         0.18%            $13,352
 6/30/98     $22,777                  0.46%             $18,444          0.83%         $23,635         0.12%            $13,368
 7/31/98     $22,889                  0.46%             $18,529          0.23%         $23,690         0.12%            $13,384
 8/31/98     $23,225                  0.85%             $18,686          3.23%         $24,455         0.12%            $13,400
 9/30/98     $23,594                  0.91%             $18,856          3.43%         $25,294         0.12%            $13,416
10/31/98     $23,690                  0.52%             $18,955         -0.16%         $25,253         0.24%            $13,449
11/30/98     $23,642                  0.24%             $19,000         -0.73%         $25,069         0.00%            $13,449
12/31/98     $23,706         0.27%    0.40%             $19,076          0.53%         $25,202        -0.06%            $13,440

WE ARE ADDING THE MERRILL LYNCH ZERO COUPON 1-YEAR BOND TOTAL RETURN INDEX, REFLECTING SHORT-TERM BOND PERFORMANCE AS THE PORTFOLIO NEARS ITS 2000 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (71)
This chart shows the average annual total return for the Zero Coupon 2000 Fund as of 12/31/98.

Average Annual Total Return
------------------------------------------
1-Year                              +7.50%

5-Year                              +5.82%

Since Inception (3/14/89)           +9.21%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

WE ARE ADDING THE MERRILL LYNCH ZERO COUPON 5-YEAR BOND TOTAL RETURN INDEX, REFLECTING SHORTER-TERM BOND PERFORMANCE AS THE PORTFOLIO NEARS ITS 2005 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT
DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (73)
This chart shows the average annual total return for the Zero Coupon 2005 Fund as of 12/31/98.

Average Annual Total Return
-----------------------------------------
1-Year                            +12.53%

5-Year                            +8.24%

Since Inception (3/14/89)         +11.35%

GRAPHIC MATERIAL (72)
This graph compares the performance of the Zero Coupon 2005 Fund as tracked by the in value of a $10,000 investment , to that of the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index, the Consumer Price Index, and the Merrill Lynch Zero Coupon 5 Year Bond Total Return Index, from 3/14/89 - 12/31/98.

We are adding the Merrill Lynch Zero Coupon 5-Year Bond Total return Index, reflecting shorter-term bond performance as the portfolio nears its 2005 target date.

Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valuemark Funds. If they had been included, performance would have been lower. See the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Zero Coupon 2005 Fund
$10,000 Investment (3/14/89 - 12/31/98)
              [Line Graph]

                                                                Merrill Lynch Zero            Merrill Lynch Zero
        Zero Coupon                                             Coupon 10-Year Bond           Coupon 5-Year Bond      Consumer
        2005 Fund                                               Total Return Index            Total Retunr Index      Price Index
 3/14/89     $10,000                                   $10,000                              $10,000                    $10,000
 3/31/89     $10,000                    0.40%          $10,040              0.64%           $10,064        0.32%       $10,032
 4/30/89     $10,000                    2.17%          $10,258              2.74%           $10,339        0.65%       $10,097
 5/31/89     $10,070                    3.06%          $10,572              4.09%           $10,762        0.57%       $10,155
 6/30/89     $11,310                    3.60%          $10,952              5.97%           $11,405        0.24%       $10,179
 7/31/89     $11,290                    3.59%          $11,346              2.71%           $11,714        0.24%       $10,203
 8/31/89     $10,850                   -2.85%          $11,022             -3.02%           $11,360        0.16%       $10,220
 9/30/89     $10,870                    0.41%          $11,067              0.42%           $11,408        0.32%       $10,252
10/31/89     $11,500                    2.92%          $11,391              4.09%           $11,874        0.48%       $10,302
11/30/89     $11,580                    1.27%          $11,535              0.83%           $11,973        0.24%       $10,326
12/31/89     $11,530                    0.08%          $11,544             -0.01%           $11,972        0.16%       $10,343
 1/31/90     $10,630                   -1.71%          $11,347             -4.06%           $11,486        1.03%       $10,449
 2/28/90     $10,640                    0.10%          $11,358             -0.22%           $11,460        0.47%       $10,498
 3/31/90     $10,598                   -0.01%          $11,357             -0.08%           $11,451        0.55%       $10,556
 4/30/90     $10,024                   -1.02%          $11,241             -2.80%           $11,131        0.16%       $10,573
 5/31/90     $10,746                    3.04%          $11,583              4.78%           $11,663        0.23%       $10,597
 6/30/90     $11,065                    1.63%          $11,772              2.37%           $11,939        0.54%       $10,655
 7/31/90     $11,171                    1.77%          $11,980              1.09%           $12,069        0.38%       $10,695
 8/31/90     $10,290                   -1.31%          $11,823             -4.73%           $11,498        0.92%       $10,794
 9/30/90     $10,502                    0.95%          $11,936              1.14%           $11,629        0.84%       $10,884
10/31/90     $10,746                    2.05%          $12,180              3.23%           $12,005        0.60%       $10,950
11/30/90     $11,521                    2.67%          $12,506              4.35%           $12,527        0.22%       $10,974
12/31/90     $11,840                    1.73%          $12,722              2.25%           $12,809        0.00%       $10,974
 1/31/91     $11,978                    1.02%          $12,852              1.01%           $12,938        0.60%       $11,039
 2/28/91     $11,978                    0.35%          $12,897              0.13%           $12,955        0.15%       $11,056
 3/31/91     $11,893                    0.37%          $12,944              0.71%           $13,047        0.15%       $11,073
 4/30/91     $12,127                    1.59%          $13,150              1.63%           $13,260        0.15%       $11,089
 5/31/91     $11,999                    0.31%          $13,191             -0.12%           $13,244        0.30%       $11,122
 6/30/91     $11,857                   -0.21%          $13,163             -0.70%           $13,151        0.29%       $11,155
 7/31/91     $12,066                    1.43%          $13,351              1.76%           $13,383        0.15%       $11,171
 8/31/91     $12,663                    2.98%          $13,749              3.97%           $13,914        0.29%       $11,204
 9/30/91     $13,292                    2.56%          $14,101              3.44%           $14,393        0.44%       $11,253
10/31/91     $13,237                    1.57%          $14,323              0.48%           $14,462        0.15%       $11,270
11/30/91     $13,303                    1.71%          $14,568              1.41%           $14,666        0.29%       $11,303
12/31/91     $14,065                    2.39%          $14,916              5.47%           $15,468        0.07%       $11,311
 1/31/92     $13,579                   -1.66%          $14,668             -4.18%           $14,821        0.15%       $11,328
 2/29/92     $13,612                    0.17%          $14,693              0.60%           $14,910        0.36%       $11,368
 3/31/92     $13,513                   -1.00%          $14,546             -1.29%           $14,718        0.51%       $11,426
 4/30/92     $13,480                    0.85%          $14,670             -0.42%           $14,656        0.14%       $11,442
 5/31/92     $13,976                    2.49%          $15,035              2.91%           $15,083        0.14%       $11,458
 6/30/92     $14,216                    2.18%          $15,363              2.34%           $15,436        0.36%       $11,500
 7/31/92     $15,016                    2.86%          $15,802              4.63%           $16,150        0.21%       $11,524
 8/31/92     $15,132                    1.63%          $16,060              1.13%           $16,333        0.28%       $11,556
 9/30/92     $15,711                    2.20%          $16,413              3.10%           $16,839        0.28%       $11,588
10/31/92     $15,143                   -2.20%          $16,052             -2.91%           $16,349        0.35%       $11,629
11/30/92     $15,271                   -1.12%          $15,872             -0.09%           $16,334        0.14%       $11,645
12/31/92     $15,793                    1.86%          $16,168              3.46%           $16,899       -0.07%       $11,637
 1/31/93     $16,291                    3.06%          $16,662              3.99%           $17,574        0.49%       $11,694
 2/28/93     $17,196                    2.35%          $17,054              3.91%           $18,261        0.35%       $11,735
 3/31/93     $17,358                    0.43%          $17,127              0.28%           $18,312        0.35%       $11,776
 4/30/93     $17,346                    1.19%          $17,331              1.40%           $18,568        0.28%       $11,809
 5/31/93     $17,346                   -0.51%          $17,243             -0.55%           $18,466        0.14%       $11,826
 6/30/93     $18,520                    2.27%          $17,634              5.49%           $19,480        0.14%       $11,842
 7/31/93     $18,724                    0.08%          $17,648              0.82%           $19,640        0.00%       $11,842
 8/31/93     $19,360                    2.35%          $18,063              3.82%           $20,390        0.28%       $11,875
 9/30/93     $19,564                    0.49%          $18,151              1.19%           $20,633        0.21%       $11,900
10/31/93     $19,840                    0.05%          $18,160              0.42%           $20,719        0.41%       $11,949
11/30/93     $19,084                   -1.01%          $17,977             -3.33%           $20,029        0.07%       $11,957
12/31/93     $19,300                    0.53%          $18,072              0.88%           $20,206        0.00%       $11,957
 1/31/94     $19,864                    1.41%          $18,327              2.92%           $20,796        0.27%       $11,990
 2/28/94     $18,748                   -2.34%          $17,898             -4.77%           $19,804        0.34%       $12,030
 3/31/94     $17,728                   -2.58%          $17,436             -5.14%           $18,786        0.34%       $12,071
 4/30/94     $17,452                   -1.22%          $17,224             -1.57%           $18,491        0.14%       $12,088
 5/31/94     $17,416                    0.07%          $17,236             -0.50%           $18,398        0.07%       $12,097
 6/30/94     $17,301                   -0.21%          $17,200             -0.75%           $18,260        0.34%       $12,138
 7/31/94     $17,833                    1.84%          $17,516              2.87%           $18,784        0.27%       $12,171
 8/31/94     $17,783                    0.33%          $17,574              0.17%           $18,816        0.40%       $12,219
 9/30/94     $17,136                   -1.70%          $17,275             -3.60%           $18,139        0.27%       $12,252
10/31/94     $17,034                   -0.21%          $17,239             -0.73%           $18,007        0.07%       $12,261
11/30/94     $17,136                   -0.79%          $17,103              0.48%           $18,093        0.13%       $12,277
12/31/94     $17,453                    0.90%          $17,257              1.74%           $18,408        0.00%       $12,277
 1/31/95     $17,846                    1.93%          $17,590              2.64%           $18,894        0.40%       $12,326
 2/28/95     $18,442                    1.90%          $17,924              3.85%           $19,621        0.40%       $12,375
 3/31/95     $18,594                    0.41%          $17,997              0.69%           $19,757        0.33%       $12,416
 4/30/95     $19,013                    1.56%          $18,278              1.95%           $20,142        0.33%       $12,457
 5/31/95     $20,662                    4.76%          $19,148              8.38%           $21,830        0.20%       $12,482
 6/30/95     $20,812                    0.82%          $19,305              1.32%           $22,118        0.20%       $12,507
 7/31/95     $20,442                   -0.49%          $19,211             -1.65%           $21,753        0.00%       $12,507
 8/31/95     $20,879                    0.96%          $19,395              1.98%           $22,184        0.26%       $12,539
 9/30/95     $21,249                    0.76%          $19,542              1.65%           $22,550        0.20%       $12,565
10/31/95     $21,831                    1.57%          $19,849              2.53%           $23,120        0.33%       $12,606
11/30/95     $22,427                    1.86%          $20,218              3.06%           $23,828       -0.07%       $12,597
12/31/95     $22,996                    1.26%          $20,473              2.44%           $24,409       -0.07%       $12,588
 1/31/96     $23,075                    1.09%          $20,696              0.21%           $24,460        0.59%       $12,663
 2/29/96     $21,977                   -1.90%          $20,303             -4.75%           $23,298        0.32%       $12,703
 3/31/96     $21,633                   -1.27%          $20,045             -1.92%           $22,851        0.52%       $12,769
 4/30/96     $21,236                   -1.13%          $19,819             -2.35%           $22,314        0.39%       $12,819
 5/31/96     $20,998                   -0.49%          $19,722             -0.64%           $22,171        0.19%       $12,843
 6/30/96     $21,466                    1.47%          $20,011              2.24%           $22,668        0.06%       $12,851
 7/31/96     $21,466                    0.01%          $20,013             -0.03%           $22,661        0.19%       $12,875
 8/31/96     $21,270                   -0.26%          $19,961             -1.08%           $22,416        0.19%       $12,900
 9/30/96     $21,844                    1.85%          $20,331              2.97%           $23,082        0.32%       $12,941
10/31/96     $22,712                    2.43%          $20,825              3.95%           $23,994        0.32%       $12,983
11/30/96     $23,383                    1.88%          $21,216              3.56%           $24,848        0.19%       $13,007
12/31/96     $22,880                   -1.43%          $20,913             -2.74%           $24,167        0.00%       $13,007
 1/31/97     $22,796                    0.25%          $20,965             -0.40%           $24,071        0.32%       $13,049
 2/28/97     $22,768                   -0.06%          $20,953              0.01%           $24,073        0.31%       $13,089
 3/31/97     $22,292                   -1.28%          $20,684             -2.88%           $23,380        0.25%       $13,122
 4/30/97     $22,796                    1.53%          $21,001              2.69%           $24,009        0.12%       $13,138
 5/31/97     $23,034                    0.91%          $21,192              1.18%           $24,292       -0.06%       $13,130
 6/30/97     $23,374                    1.08%          $21,421              1.77%           $24,722        0.12%       $13,146
 7/31/97     $24,480                    3.07%          $22,078              5.68%           $26,126        0.12%       $13,161
 8/31/97     $23,927                   -1.23%          $21,807             -2.96%           $25,353        0.19%       $13,186
 9/30/97     $24,480                    1.52%          $22,138              2.89%           $26,085        0.25%       $13,219
10/31/97     $25,093                    1.76%          $22,528              3.12%           $26,899        0.25%       $13,253
11/30/97     $25,123                    0.00%          $22,528              0.51%           $27,037       -0.06%       $13,245
12/31/97     $25,482                    1.17%          $22,792              1.95%           $27,564       -0.12%       $13,229
 1/31/98     $26,035                    1.83%          $23,209              2.07%           $28,134        0.19%       $13,254
 2/28/98     $25,885                   -0.42%          $23,111             -0.59%           $27,968        0.19%       $13,279
 3/31/98     $25,915                    0.17%          $23,150              0.06%           $27,985        0.19%       $13,304
 4/30/98     $26,005                    0.43%          $23,250              0.35%           $28,083        0.18%       $13,328
 5/31/98     $26,408                    0.82%          $23,441              1.59%           $28,530        0.18%       $13,352
 6/30/98     $26,719                    0.83%          $23,635              1.82%           $29,049        0.12%       $13,368
 7/31/98     $26,719                    0.23%          $23,690              0.11%           $29,081        0.12%       $13,384
 8/31/98     $27,672                    3.23%          $24,455              5.03%           $30,544        0.12%       $13,400
 9/30/98     $28,852                    3.43%          $25,294              5.44%           $32,205        0.12%       $13,416
10/31/98     $28,707                   -0.16%          $25,253             -1.81%           $31,622        0.24%       $13,449
11/30/98     $28,497                   -0.73%          $25,069              0.36%           $31,736        0.00%       $13,449
12/31/98     $28,674     0.62%          0.53%          $25,202              0.34%           $31,844       -0.06%       $13,440

THE GRAPH SHOWS THE MERRILL LYNCH ZERO COUPON 20- AND 10-YEAR BOND TOTAL RETURN INDICES, REFLECTING THE PORTFOLIO'S CHANGING COMPOSITION AS IT MOVES TOWARD ITS 2010 TARGET DATE.

PERFORMANCE SHOWN IN THE GRAPH REFLECTS ALL FUND OPERATING EXPENSES BUT DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS THAT USE THE FRANKLIN VALUEMARK FUNDS. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD HAVE BEEN LOWER. SEE THE CONTRACT PROSPECTUS FOR A COMPLETE DESCRIPTION OF THE CONTRACT EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

GRAPHIC MATERIAL (75)
This chart shows the top 10 holidays based on the percentage of total net assets on 12/31/98 for the Money Market Fund.

Average Annual Total Return
----------------------------------------------
1-Year                                 +14.45%

5-Year                                 +10.54%

Since Inception (3/14/89)              +12.61%

GRAPHIC MATERIAL (74)

This graph compares the performance of the Zero Coupon 2010 Fund as tracked by the growth in value of a $10,000 investment, to that of the Merrill Lynch Zero Coupon 10-Year Bond Total Return Index, the Consumer Price Index, and the Merrill Lynch Zero Coupon 20-Year Bond Total Return Index from
3/14/89 - 12/31/98.

The graph shows the Merrill Lynch Zero Coupon 20- and 10-Year Bod Total Return Indices, reflecting the portfolio's changing composition as it moves toward its 2010 target date.

     Performance shown in the graph reflects all fund operating expenses but does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Franklin Valumark Funds. If they had been included, performance would have been lower. see the contract prospectus for a complete description of the contract expenses, including any applicable sales charges. Index source is Standard & Poor's Micropal.

TOTAL RETURN INDEX COMPARISON
Zero Coupon 2010 Fund
$10,000 Investment (3/14/89 - 12/31/98)

                                                       Merrill Lynch Zero                 Merrill Lynch Zero      Consumer
                  Zero Coupon                          Coupon 10-Year Bond                Coupon 20-Year Bond     Price
                  2010 Fund                            Total Return Index                 Total Return Index      Index
       3/14/89    $10,000                      $10,000                      $10,000                              $10,000
       3/31/89    $10,000            0.64%     $10,064       1.09%          $10,109               0.32%          $10,032
       4/30/89    $10,000            2.74%     $10,339       3.81%          $10,494               0.65%          $10,097
       5/31/89    $10,000            4.09%     $10,762       6.90%          $11,219               0.57%          $10,155
       6/30/89    $11,290            5.97%     $11,405      10.43%          $12,389               0.24%          $10,179
       7/31/89    $11,250            2.71%     $11,714       0.57%          $12,460               0.24%          $10,203
       8/31/89    $10,790           -3.02%     $11,360      -4.96%          $11,842               0.16%          $10,220
       9/30/89    $10,860            0.42%     $11,408       0.88%          $11,947               0.32%          $10,252
      10/31/89    $11,630            4.09%     $11,874       6.69%          $12,747               0.48%          $10,302
      11/30/89    $11,720            0.83%     $11,973       1.78%          $12,974               0.24%          $10,326
      12/31/89    $11,610           -0.01%     $11,972      -0.52%          $12,907               0.16%          $10,343
       1/31/90    $10,580           -4.06%     $11,486      -7.52%          $11,936               1.03%          $10,449
       2/28/90    $10,530           -0.22%     $11,460      -2.23%          $11,669               0.47%          $10,498
       3/31/90    $10,400           -0.08%     $11,451      -0.95%          $11,559               0.55%          $10,556
       4/30/90    $9,652            -2.80%     $11,131      -5.95%          $10,871               0.16%          $10,573
       5/31/90    $10,617            4.78%     $11,663       9.78%          $11,934               0.23%          $10,597
       6/30/90    $11,064            2.37%     $11,939       4.13%          $12,427               0.54%          $10,655
       7/31/90    $11,136            1.09%     $12,069      -0.41%          $12,376               0.38%          $10,695
       8/31/90    $9,912            -4.73%     $11,498     -11.02%          $11,012               0.92%          $10,794
       9/30/90    $10,150            1.14%     $11,629       2.08%          $11,241               0.84%          $10,884
      10/31/90    $10,358            3.23%     $12,005       2.90%          $11,567               0.60%          $10,950
      11/30/90    $11,271            4.35%     $12,527       9.01%          $12,609               0.22%          $10,974
      12/31/90    $11,676            2.25%     $12,809       2.64%          $12,941               0.00%          $10,974
       1/31/91    $11,853            1.01%     $12,938       2.05%          $13,206               0.60%          $11,039
       2/28/91    $11,811            0.13%     $12,955      -0.90%          $13,087               0.15%          $11,056
       3/31/91    $11,666            0.71%     $13,047       0.73%          $13,183               0.15%          $11,073
       4/30/91    $11,946            1.63%     $13,260       1.81%          $13,421               0.15%          $11,089
       5/31/91    $11,686           -0.12%     $13,244      -1.15%          $13,267               0.30%          $11,122
       6/30/91    $11,412           -0.70%     $13,151      -2.01%          $13,000               0.29%          $11,155
       7/31/91    $11,619            1.76%     $13,383       2.09%          $13,273               0.15%          $11,171
       8/31/91    $12,362            3.97%     $13,914       5.90%          $14,056               0.29%          $11,204
       9/30/91    $13,061            3.44%     $14,393       5.16%          $14,782               0.44%          $11,253
      10/31/91    $12,864            0.48%     $14,462      -1.57%          $14,550               0.15%          $11,270
      11/30/91    $12,744            1.41%     $14,666       0.83%          $14,671               0.29%          $11,303
      12/31/91    $13,749            5.47%     $15,468       8.08%          $15,856               0.07%          $11,311
       1/31/92    $13,246           -4.18%     $14,821      -4.35%          $15,166               0.15%          $11,328
       2/29/92    $13,290            0.60%     $14,910       0.45%          $15,233               0.36%          $11,368
       3/31/92    $13,235           -1.29%     $14,718      -1.62%          $14,987               0.51%          $11,426
       4/30/92    $13,050           -0.42%     $14,656      -1.81%          $14,716               0.14%          $11,442
       5/31/92    $13,759            2.91%     $15,083       4.23%          $15,338               0.14%          $11,458
       6/30/92    $13,776            2.34%     $15,436       0.28%          $15,382               0.36%          $11,500
       7/31/92    $14,598            4.63%     $16,150       6.73%          $16,416               0.21%          $11,524
       8/31/92    $14,679            1.13%     $16,333      -0.33%          $16,361               0.28%          $11,556
       9/30/92    $14,923            3.10%     $16,839       0.84%          $16,498               0.28%          $11,588
      10/31/92    $14,378           -2.91%     $16,349      -2.08%          $16,154               0.35%          $11,629
      11/30/92    $14,772           -0.09%     $16,334       2.34%          $16,532               0.14%          $11,645
      12/31/92    $15,467            3.46%     $16,899       4.24%          $17,233              -0.07%          $11,637
       1/31/93    $15,792            3.99%     $17,574       3.29%          $17,800               0.49%          $11,694
       2/28/93    $16,707            3.91%     $18,261       6.15%          $18,895               0.35%          $11,735
       3/31/93    $17,054            0.28%     $18,312      -0.70%          $18,762               0.35%          $11,776
       4/30/93    $16,881            1.40%     $18,568       1.23%          $18,993               0.28%          $11,809
       5/31/93    $16,985           -0.55%     $18,466       0.97%          $19,178               0.14%          $11,826
       6/30/93    $18,058            5.49%     $19,480       7.84%          $20,681               0.14%          $11,842
       7/31/93    $18,664            0.82%     $19,640       4.37%          $21,585               0.00%          $11,842
       8/31/93    $19,617            3.82%     $20,390       6.44%          $22,976               0.28%          $11,875
       9/30/93    $19,778            1.19%     $20,633      -0.32%          $22,903               0.21%          $11,900
      10/31/93    $20,162            0.42%     $20,719       1.83%          $23,322               0.41%          $11,949
      11/30/93    $19,332           -3.33%     $20,029      -4.02%          $22,384               0.07%          $11,957
      12/31/93    $19,407            0.88%     $20,206      -0.35%          $22,305               0.00%          $11,957
       1/31/94    $20,186            2.92%     $20,796       4.00%          $23,197               0.27%          $11,990
       2/28/94    $18,788           -4.77%     $19,804      -6.86%          $21,605               0.34%          $12,030
       3/31/94    $17,662           -5.14%     $18,786      -6.29%          $20,246               0.34%          $12,071
       4/30/94    $17,365           -1.57%     $18,491      -2.58%          $19,723               0.14%          $12,088
       5/31/94    $17,092           -0.50%     $18,398      -3.06%          $19,119               0.07%          $12,097
       6/30/94    $16,872           -0.75%     $18,260      -1.59%          $18,816               0.34%          $12,138
       7/31/94    $17,747            2.87%     $18,784       6.34%          $20,008               0.27%          $12,171
       8/31/94    $17,389            0.17%     $18,816      -3.03%          $19,402               0.40%          $12,219
       9/30/94    $16,580           -3.60%     $18,139      -5.62%          $18,312               0.27%          $12,252
      10/31/94    $16,467           -0.73%     $18,007      -0.58%          $18,206               0.07%          $12,261
      11/30/94    $16,759            0.48%     $18,093       2.44%          $18,650               0.13%          $12,277
      12/31/94    $17,277            1.74%     $18,408       3.71%          $19,342               0.00%          $12,277
       1/31/95    $17,728            2.64%     $18,894       3.85%          $20,088               0.40%          $12,326
       2/28/95    $18,259            3.85%     $19,621       3.14%          $20,719               0.40%          $12,375
       3/31/95    $18,445            0.69%     $19,757       1.24%          $20,975               0.33%          $12,416
       4/30/95    $18,949            1.95%     $20,142       2.21%          $21,440               0.33%          $12,457
       5/31/95    $21,297            8.38%     $21,830      14.50%          $24,549               0.20%          $12,482
       6/30/95    $21,402            1.32%     $22,118       1.35%          $24,881               0.20%          $12,507
       7/31/95    $20,841           -1.65%     $21,753      -2.82%          $24,178               0.00%          $12,507
       8/31/95    $21,456            1.98%     $22,184       3.95%          $25,134               0.26%          $12,539
       9/30/95    $21,976            1.65%     $22,550       2.90%          $25,862               0.20%          $12,565
      10/31/95    $23,002            2.53%     $23,120       5.56%          $27,300               0.33%          $12,606
      11/30/95    $23,781            3.06%     $23,828       3.76%          $28,326              -0.07%          $12,597
      12/31/95    $24,670            2.44%     $24,409       4.64%          $29,640              -0.07%          $12,588
       1/31/96    $24,615            0.21%     $24,460      -0.96%          $29,355               0.59%          $12,663
       2/29/96    $22,728           -4.75%     $23,298      -9.22%          $26,648               0.32%          $12,703
       3/31/96    $22,181           -1.92%     $22,851      -3.82%          $25,631               0.52%          $12,769
       4/30/96    $21,593           -2.35%     $22,314      -3.62%          $24,702               0.39%          $12,819
       5/31/96    $21,388           -0.64%     $22,171       0.01%          $24,706               0.19%          $12,843
       6/30/96    $22,047            2.24%     $22,668       3.48%          $25,565               0.06%          $12,851
       7/31/96    $22,003           -0.03%     $22,661      -0.26%          $25,499               0.19%          $12,875
       8/31/96    $21,516           -1.08%     $22,416      -3.31%          $24,655               0.19%          $12,900
       9/30/96    $22,386            2.97%     $23,082       4.98%          $25,884               0.32%          $12,941
      10/31/96    $23,639            3.95%     $23,994       6.58%          $27,586               0.32%          $12,983
      11/30/96    $24,729            3.56%     $24,848       6.20%          $29,297               0.19%          $13,007
      12/31/96    $24,007           -2.74%     $24,167      -4.62%          $27,942               0.00%          $13,007
       1/31/97    $23,653           -0.40%     $24,071      -1.81%          $27,435               0.32%          $13,049
       2/28/97    $23,609            0.01%     $24,073      -0.26%          $27,364               0.31%          $13,089
       3/31/97    $22,902           -2.88%     $23,380      -4.70%          $26,077               0.25%          $13,122
       4/30/97    $23,639            2.69%     $24,009       4.08%          $27,140               0.12%          $13,138
       5/31/97    $23,933            1.18%     $24,292       1.29%          $27,491              -0.06%          $13,130
       6/30/97    $24,453            1.77%     $24,722       3.29%          $28,395               0.12%          $13,146
       7/31/97    $26,337            5.68%     $26,126      11.42%          $31,638               0.12%          $13,161
       8/31/97    $25,254           -2.96%     $25,353      -5.72%          $29,827               0.19%          $13,186
       9/30/97    $26,180            2.89%     $26,085       5.17%          $31,370               0.25%          $13,219
      10/31/97    $27,200            3.12%     $26,899       5.98%          $33,245               0.25%          $13,253
      11/30/97    $27,420            0.51%     $27,037       2.82%          $34,182              -0.06%          $13,245
      12/31/97    $27,985            1.95%     $27,564       2.73%          $35,114              -0.12%          $13,229
       1/31/98    $28,675            2.07%     $28,134       2.28%          $35,913               0.19%          $13,254
       2/28/98    $28,409           -0.59%     $27,968      -1.51%          $35,372               0.19%          $13,279
       3/31/98    $28,424            0.06%     $27,985       0.50%          $35,549               0.19%          $13,304
       4/30/98    $28,487            0.35%     $28,083      -0.02%          $35,543               0.18%          $13,328
       5/31/98    $29,162            1.59%     $28,530       3.22%          $36,688               0.18%          $13,352
       6/30/98    $29,859            1.82%     $29,049       4.29%          $38,263               0.12%          $13,368
       7/31/98    $29,708            0.11%     $29,081      -1.47%          $37,699               0.12%          $13,384
       8/31/98    $31,187            5.03%     $30,544       6.69%          $40,221               0.12%          $13,400
       9/30/98    $32,768            5.44%     $32,205       3.02%          $41,435               0.12%          $13,416
      10/31/98    $31,944           -1.81%     $31,622      -4.13%          $39,722               0.24%          $13,449
      11/30/98    $32,062            0.36%     $31,736       3.84%          $41,249               0.00%          $13,449
      12/31/98    $32,028            0.34%     $31,844      -1.27%          $40,724              -0.06%          $13,440

Total Return       220.28%                     218.44%                      307.24%                               34.40%

PLEASE SEE IMPORTANT ENDNOTES TO PERFORMANCE INFORMATION ON PAGE 61.

PORTFOLIO SEEKING CAPITAL PRESERVATION AND INCOME
MONEY MARKET FUND

The domestic economy continued to grow at a healthy pace during the period under review. Higher income levels coupled with a robust real estate market and increasing stock prices helped fuel the consumer sector, which was the primary driver of domestic growth. Consumption also appeared to buoy the labor market, with the unemployment rate reaching 4.5% for 1998, the lowest in 28 years. The overall economy, as measured by U.S. Gross Domestic Product, grew 3.9% in 1998, while many fourth quarter projections remain above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.50%.(1)

Meanwhile, exports were hit hard by the emerging markets crisis that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. As a result, gains in the consumer sector stood in stark contrast to declines in the manufacturing and export sectors. Increased competition from low-cost imports exacerbated rising domestic wage costs and a weakening U.S. export sector.

The extent of problems in emerging economies apparently took the financial community by surprise. Many institutional investors became averse to virtually any security with credit risk, which paralyzed the credit markets. An ensuing "flight to quality" fueled tremendous demand for U.S. Treasuries, a traditional safe haven in times of market and political turmoil. The yield on three-month Treasury bills, usually a reasonable proxy for the fund, declined from 5.35% on January 2, 1998, to 4.48% on December 31, 1998, falling as low as 3.65% on October 16, 1998, before rebounding.(2) Put into a historical context, three-month Treasury yields have averaged 4.91% over the past five years, fluctuating from as low as 2.92% on January 26, 1994, to as high as 5.88% on February 1, 1995. The "credit crunch" prompted the Fed to cut the federal funds target rate three times over seven weeks, for a total of 75 basis points (0.75%), bringing it to 4.75% on November 17, 1998. This revitalized the credit markets and spurred equity prices in the process. Reflecting lower short-term interest rates, the fund's seven-day yield during the reporting period declined from 5.28% on January 2, 1998, to 3.38% on December 31, 1998.

TOP 10 HOLDINGS
Money Market Fund
12/31/98

GRAPHIC MATERIAL (76)
This chart shows the average annual total return for the Zero Coupon 2010 Fund as of 12/31/98.

                                             % OF TOTAL
SECURITY NAME                                NET ASSETS
-------------------------------------------------------
U.S. Treasury Repo                                4.81%

General Electric Capital Corp.                    4.81%

National Rural Utilities
Coop. Finance Corp.                               4.21%

Campbell Soup Co.                                 4.05%

Province of British Columbia                      4.04%

American Express
Credit Corp.                                      3.61%

Walt Disney Co.                                   3.61%

Associates Corp. of
North America                                     3.60%

Coca Cola Co.                                     3.60%

Dupont De Nemours Co.                             3.60%

1. Source: Bureau of Labor Statistics.
2. Bond prices are inversely related to their yields. An increase in price leads to a corresponding decrease in yield.

We continue to invest the fund's assets in only high quality money market securities. For example, over 75% of the paper purchased by the fund carries long-term credit ratings of "AA" or higher by Standard & Poor's and Moody's, two national credit rating agencies.(3) Consistent with the fund's goal of providing shareholders with a higher-quality and conservative investment vehicle, we do not invest the fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

Going forward, underlying concerns linger regarding the economy's strength. Balanced against these concerns, however, remains a profound environment of low inflation and interest rates that have so far helped propel consumer spending. Additionally, should economic growth slow, the Fed may make further changes to the federal funds target rate.



3. This does not indicate Standard & Poor's and Moody's ratings of the fund.

IMPORTANT ENDNOTES TO
PERFORMANCE INFORMATION

Total return of the portfolio is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the portfolios may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indices have a number of inherent performance differentials over the Valuemark portfolios. First, unlike the Valuemark portfolios, which must hold a minimum amount of cash to maintain liquidity, indices do not have a cash component. Second, the Valuemark portfolios are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indices are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indices often contain a different mix of securities than the portfolio to which they are compared. Additionally, please remember that indices are simply a measure of performance and cannot be invested in directly.

INDEX DEFINITIONS

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

CONSUMER PRICE INDEX                        Measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States, published by the
                                            Bureau of Labor Statistics.
---------------------------------------------------------------------------------------------------------------------------

CREDIT SUISSE FIRST BOSTON                  The index is an unmanaged, trader-priced portfolio constructed to mirror the
HIGH YIELD (CSFB HY) INDEX                  high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY
                                            Index follows a total of 250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL TIMES/                            Franklin Templeton customizes this index using 50% of the Financial
S&P ACTUARIES WORLD                         Times/S&P Actuaries World Energy Index and 50% of the Financial Times/S&P
(ENERGY 50%/                                Actuaries World Basic Industries Index. Both indices are compiled by the
BASIC INDUSTRIES 50%)                       Financial Times, Goldman Sachs & Co. and Wood Mackenzie & Co., Ltd. in
COMPOSITE INDEX                             conjunction with the Institute of Actuaries and the Faculty of
Franklin Templeton                          Actuaries. The index includes electric utilities, waterworks supply and
customizes this Index                       telephone utilities. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL TIMES/                            This index is compiled by the Financial Times, Goldman Sachs & Co. and Wood
S&P ACTUARIES WORLD                         Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and
UTILITIES INDEX                             the Faculty of Actuaries. The utilities sector includes electric utilities, waterworks supply, natural gas utilities and telephone companies. The indices are weighted arithmetic averages of the market prices of the elements that make them up. They also adjust for the intervening price changes of these elements. This is a total return index in $U.S.
---------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL FINANCE                       The index tracks the emerging stock markets of three world regions based on
CORPORATION'S (IFC)                         market capitalization weighting. Those regions are Latin America, Asia and
INVESTABLE COMPOSITE INDEX                  Europe/Mideast/Africa. As of the end of May 1997, the regional weights of the IFC Composite Index were distributed accordingly: Asia, 40%; Latin
                                            America, 38%; and Europe/Mideast/Africa, 22%.
---------------------------------------------------------------------------------------------------------------------------

JP MORGAN GLOBAL GOVERNMENT                 The index comprises 13 markets, including Australia, Belgium, Canada, Denmark,
BOND INDEX (UNHEDGED)                       France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S.
                                            Each country's weight is determined by the total market capitalization in $U.S.
                                            of all the bonds in that country's traded index. The J.P. Morgan Global
                                            Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $U.S.
---------------------------------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                             The index includes securities in the Lehman Brothers Government and Corporate
GOVERNMENT/CORPORATE                        indices. These securities must have at least $100 million par amount
BOND INDEX                                  outstanding and must be rated investment grade (Baa3 or better) by Moody's
                                            Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

LEHMAN BROTHERS                             This index includes securities issued by the U.S. government or its agencies
INTERMEDIATE GOVERNMENT                     with maturities from one up to, but not including 10 years. These securities
BOND INDEX                                  must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
---------------------------------------------------------------------------------------------------------------------------
LIPPER GROWTH & INCOME                      This is an equally weighted average calculation of perform-
FUNDS OBJECTIVE AVERAGE                     ance figures for all funds within the Lipper Growth and Income Funds
                                            Objective Category, which is defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. As of 9/23/98, there were 30 funds in this category.
---------------------------------------------------------------------------------------------------------------------------
LIPPER INCOME FUNDS                         This is an equally weighted average calculation of perform-
OBJECTIVE AVERAGE                           ance figures for all funds within the Lipper Income Funds Objective
                                            Category, which is defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 9/23/98, there were 10 funds in this category.
---------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH TREASURY                      The indices include zero coupon bonds that pay no interest and are issued at a
ZERO COUPON 1-, 5-, 10-                     discount from redemption price.
20 YEAR BOND
TOTAL RETURN INDICES
---------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY CAPITAL                      The index represents both developed and emerging markets around the world.
INTERNATIONAL (MSCI)                        "Free" in the title reflects the actual buying opportunities for global
ALL COUNTRIES -                             investors by taking into account local market restrictions on share
WORLD FREE INDEX                            ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry.
                                            The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises 48 countries around the world, both
INTERNATIONAL (MSCI)                        developed and emerging markets, except the U.S. "Free" in
ALL COUNTRIES - WORLD                       the title reflects the actual buying opportunities for global
EX-U.S. FREE INDEX                          investors by taking into account local market restrictions on share ownership by foreigners. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      This is a market capitalization-weighted equity index com-
INTERNATIONAL (MSCI)                        prising 26 of the 48 countries in the MSCI universe. "Free"
EMERGING MARKETS FREE INDEX                 denotes investment opportunities in the developing world available to foreign investors. EMF performance data is calculated in $US and local currency. The
                                            MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises five developed market countries or
INTERNATIONAL (MSCI)                        regions in the Pacific: Australia, Hong Kong, Japan, New
PACIFIC INDEX                               Zealand and Singapore. The MSCI indices define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry.
                                            The index applies full market capitalization weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL                      The index comprises the developed markets of 22 countries
INTERNATIONAL (MSCI)                        around the world. The MSCI indices define the local market
WORLD INDEX                                 for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market cap for each group by selecting the most investable stocks in each industry. The index applies full market cap weights to each included stock.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

RUSSELL 1000 INDEX                          Published by Frank Russell Company, the index measures the performance of the
                                            1,000 largest companies in the Russell 3000 Index, representing 89% of the market capitalization of the Russell 3000. The Russell 3000 contains the 3,000 largest companies incorporated in the U.S. and its territories. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1,404.7 million.

---------------------------------------------------------------------------------------------------------------------------

RUSSELL 2500 INDEX                          Published by Frank Russell Company, the index measures the performance of the
                                            2,500 smallest companies in the Russell 3000 Index, representing approximately
                                            22% of the total market capitalization of the companies in the Russell 3000.
                                            The Russell 3000 contains the 3,000 largest companies incorporated in the U.S.
                                            and its territories. As of the latest reconstitution, the average market capitalization of the Russell 2500 was approximately $931 million; the median market capitalization was approximately $630 million. The largest company in the index had an approximate market capitalization of $3.7 billion.
---------------------------------------------------------------------------------------------------------------------------

SALOMON GLOBAL EX-U.S.                      This is a total-capitalization weighted index that includes
LESS THAN $1 BILLION INDEX                  all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S. $1 billion.
---------------------------------------------------------------------------------------------------------------------------

SALOMON WORLD EX-U.S.                       This is a comprehensive float-weighted equity index consisting of every
EXTENDED MARKET INDEX (EMI)                 company with an investable market capitalization of over $100 million in
                                            22 countries, except the U.S. The broad market index (BMI) is segregated into the primary market index (PMI) and extended market index (EMI), consisting of large and small capitalization issues, respectively.
---------------------------------------------------------------------------------------------------------------------------

INDEX                                       DEFINITION
---------------------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S 500                       The S&P 500 consists of 500 widely held domestic common stocks, consisting of
(S&P 500)                                   four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
---------------------------------------------------------------------------------------------------------------------------
STANDARD & POOR'S                           This is a capitalization-weighted index of all of the stocks in
HEALTH CARE COMPOSITE INDEX                 the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was with a base level of 100 as of
                                            January 14, 1987.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE MID CAP COMPANY                    This index overlaps the top 750 and the next 1,750 of
GROWTH INDEX                                Wilshire Asset Management's Wilshire 2500 universe (the top 2,500 companies and 99% of the market capitalization of the Wilshire 5000). Wilshire includes companies that have market capitalizations ranging from $300 million to $1.3 billion. The portfolio contains from 125-500 securities.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE                        This is a market capitalization-weighted index of publicly
SECURITIES INDEX                            traded real estate securities, such as real estate investment trusts
                                            (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
---------------------------------------------------------------------------------------------------------------------------
WILSHIRE SMALL COMPANY                      The index is created by screening the bottom 1,750 large
VALUE INDEX                                 companies of Wilshire Asset Management's Wilshire 2500 universe (the top companies and 99% of the market capitalization of the Wilshire 5000). These companies have market capitalizations of at least $70 million. Wilshire excludes companies with high price/earnings ratios, low yields, or high price/book ratios. The portfolio contains from 125-500 securities.
---------------------------------------------------------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS
Financial Highlights


                               PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                                    DISTRI-
             NET ASSET         NET          NET                    DISTRIBUTIONS    BUTIONS
               VALUE,        INVEST-    REALIZED &    TOTAL FROM      FROM NET     FROM NET      TOTAL     NET ASSET
PERIOD       BEGINNING        MENT      UNREALIZED    INVESTMENT    INVESTMENT     REALIZED     DISTRI-   VALUE, END      TOTAL
ENDED        OF PERIOD       INCOME   GAINS (LOSSES)  OPERATIONS      INCOME        GAINS       BUTIONS    OF PERIOD     RETURN+
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
 1996(4)       $10.00       $  .03      $ 1.33         $ 1.36       $   --         $   --       $   --       $11.36        13.60%
 1997           11.36          .06        2.02           2.08         (.02)            --         (.02)       13.42        18.31
 1998           13.42          .10        2.62           2.72         (.06)            --         (.06)       16.08        20.29

GLOBAL HEALTH CARE SECURITIES FUND
19986           10.00          .03         .68            .71           --             --           --        10.71         7.10

GLOBAL UTILITIES SECURITIES FUND
 1994           17.14          .95       (2.94)         (1.99)        (.62)          (.11)        (.73)       14.42       (11.56)
 1995           14.42          .84        3.54           4.38         (.90)            --         (.90)       17.90        31.35
 1996           17.90          .91         .29           1.20         (.92)            --         (.92)       18.18         7.07
 1997           18.18          .90        3.54           4.44         (.96)         (1.33)       (2.29)       20.33        26.76
 1998           20.33          .76        1.41           2.17         (.83)         (1.22)       (2.05)       20.45        11.19

GROWTH AND INCOME FUND
 1994           13.99          .19        (.47)          (.28)        (.09)          (.20)        (.29)       13.42        (3.41)
 1995           13.42          .41        3.92           4.33         (.20)          (.41)        (.61)       17.14        32.83
 1996           17.14          .62        1.64           2.26         (.41)         (1.44)       (1.85)       17.55        14.19
 1997           17.55          .67        4.05           4.72         (.64)          (.62)       (1.26)       21.01        27.74
 1998           21.01          .69         .99           1.68         (.69)         (1.64)       (2.33)       20.36         8.33

HIGH INCOME FUND
 1994           13.13          .88       (1.18)          (.30)        (.55)          (.07)        (.62)       12.21        (2.26)
 1995           12.21         1.06        1.30           2.36         (.91)            --         (.91)       13.66        19.76
 1996           13.66         1.20         .56           1.76        (1.20)          (.06)       (1.26)       14.16        13.90
 1997           14.16         1.33         .22           1.55        (1.22)          (.04)       (1.26)       14.45        11.47
 1998           14.45         1.43       (1.25)           .18        (1.27)          (.08)       (1.35)       13.28          .99

INCOME SECURITIES FUND
 1994           15.80          .82       (1.80)          (.98)        (.44)          (.07)        (.51)       14.31        (6.27)
 1995           14.31         1.16        1.96           3.12         (.89)          (.07)        (.96)       16.47        22.40
 1996           16.47         1.32         .44           1.76         (.87)          (.15)       (1.02)       17.21        11.28
 1997           17.21         1.40        1.38           2.78        (1.33)          (.29)       (1.62)       18.37        17.09
 1998           18.37         1.37       (1.07)           .30        (1.42)          (.33)       (1.75)       16.92         1.64

MONEY MARKET FUND
 1994            1.00          .04          --            .04         (.04)            --         (.04)        1.00         3.82
 1995            1.00          .06          --            .06         (.06)            --         (.06)        1.00         5.74
 1996            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.16
 1997            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.24
 1998            1.00          .05          --            .05         (.05)            --         (.05)        1.00         5.22

MUTUAL DISCOVERY SECURITIES FUND
1996(5)         10.00          .02         .19            .21           --             --           --        10.21         2.10
 1997           10.21          .13        1.84           1.97         (.01)            --         (.01)       12.17        19.25
 1998           12.17          .20        (.76)          (.56)        (.17)          (.15)        (.32)       11.29        (5.00)

MUTUAL SHARES SECURITIES FUND
1996(5)         10.00          .02         .33            .35           --             --           --        10.35         3.50
 1997           10.35          .13        1.71           1.84         (.01)            --         (.01)       12.18        17.73
 1998           12.18          .28        (.25)           .03         (.13)          (.12)        (.25)       11.96          .09


                       RATIOS/SUPPLEMENTAL DATA
  --------------------------------------------------------------
                    RATIO OF NET
       NET            RATIO OF           INVESTMENT
   ASSETS, END        EXPENSES             INCOME      PORTFOLIO
    OF PERIOD       TO AVERAGE           TO AVERAGE    TURNOVER
      (000'S)        NET ASSETS          NET ASSETS      RATE
----------------------------------------------------------------

    $   44,667           .77%*              .96%*         3.91%
       109,355           .77                .72          19.90
       220,952           .77               1.00          12.17


         8,990           .84*               .84*         40.80


     1,155,110           .52               5.58          11.74
     1,423,446           .50               5.14          13.27
     1,202,290           .50               4.20          29.69
     1,129,904           .50               3.91          17.00
       986,755           .50               3.15          33.85


       517,877           .54               1.81          99.21
       889,487           .52               3.30         116.54
     1,077,989           .50               4.06          23.01
     1,338,476           .49               3.53          36.71
     1,318,743           .49               3.27          27.32


       255,036           .60               9.45          22.94
       360,904           .56               9.63          20.65
       446,096           .54               9.63          27.16
       496,036           .53               9.64          36.38
       446,609           .53               9.96          41.71


     1,000,002           .54               7.27          13.33
     1,266,538           .51               8.05          33.14
     1,350,659           .50               7.96          15.28
     1,406,787           .50               7.53          14.68
     1,185,840           .49               6.94          12.22


       518,618           .46(7)            4.05             --
       429,547           .40(7)            5.58             --
       408,930           .43(7)            5.04             --
       367,449           .45(7)            5.11             --
       414,341           .45(7)            5.08             --


        15,418          1.37*              2.11*           .14
       198,653          1.06               1.19          55.93
       224,656          1.00               1.94          93.99


        27,677          1.00*              2.56*          1.31
       387,787           .80               2.10          49.01
       482,444           .77               2.60          70.19

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)


                             PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
                                                                                DISTRI-
             NET ASSET       NET        NET                     DISTRIBUTIONS   BUTIONS
               VALUE,      INVEST-   REALIZED &    TOTAL FROM      FROM NET     FROM NET   TOTAL      NET ASSET
PERIOD       BEGINNING      MENT     UNREALIZED    INVESTMENT    INVESTMENT     REALIZED  DISTRI-    VALUE, END      TOTAL
ENDED        OF PERIOD     INCOME  GAINS (LOSSES)  OPERATIONS      INCOME        GAINS    BUTIONS    OF PERIOD       RETURN+
-------------------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES SECURITIES FUND
1994          $14.46        .16      $ (.45)        $ (.29)      $ (.08)         $--      $ (.08)      $14.09        (2.01)%
1995           14.09        .22         .12            .34         (.20)        (.15)       (.35)       14.08         2.35
1996           14.08        .15         .44            .59         (.20)        (.18)       (.38)       14.29         4.00
1997           14.29        .15       (2.83)         (2.68)        (.20)          --        (.20)       11.41       (18.98)
1998           11.41        .15       (3.02)         (2.87)        (.15)          --        (.15)        8.39       (25.38)

REAL ESTATE SECURITIES FUND
1994           15.04        .38         .06            .44         (.17)          --        (.17)       15.31         2.89
1995           15.31        .78        1.83           2.61         (.52)          --        (.52)       17.40        17.53
1996           17.40        .79        4.74           5.53         (.78)          --        (.78)       22.15        32.82
1997           22.15        .72        3.72           4.44         (.67)        (.32)       (.99)       25.60        20.70
1998           25.60       1.45       (5.60)         (4.15)        (.94)        (.58)      (1.52)       19.93       (16.82)

RISING DIVIDENDS FUND
1994           10.57        .26        (.69)          (.43)        (.17)          --        (.17)        9.97        (4.08)
1995            9.97        .27        2.66           2.93         (.24)          --        (.24)       12.66        29.74
1996           12.66        .25        2.77           3.02         (.28)          --        (.28)       15.40        24.18
1997           15.40        .22        4.77           4.99         (.26)        (.45)       (.71)       19.68        33.03
1998           19.68        .23        1.07           1.30         (.22)       (2.65)      (2.87)       18.11         6.92

SMALL CAP FUND
1995(3)        10.00        .03         .21            .24           --           --          --        10.24         2.30
1996           10.24        .02        2.95           2.97         (.01)          --        (.01)       13.20        28.95
1997           13.20        .01        2.24           2.25         (.03)        (.37)       (.40)       15.05        17.42
1998           15.05        .07        (.20)          (.13)        (.01)       (1.19)      (1.20)       13.72         (.98)

TEMPLETON DEVELOPING MARKETS EQUITY FUND
1994(1)        10.00        .07        (.51)          (.44)          --           --          --         9.56        (4.40)
1995            9.56        .09         .18            .27         (.04)        (.01)       (.05)        9.78         2.77
1996            9.78        .12        1.97           2.09         (.10)        (.18)       (.28)       11.59        21.59
1997           11.59        .18       (1.10)          (.92)        (.15)        (.23)       (.38)       10.29        (8.72)
1998           10.29        .20       (2.35)         (2.15)        (.29)        (.94)      (1.23)        6.91       (21.61)

TEMPLETON GLOBAL ASSET ALLOCATION FUND
1995(2)        10.00        .18         .52            .70         (.18)          --        (.18)       10.52         7.01
1996           10.52        .34        1.75           2.09         (.01)        (.01)       (.02)       12.59        19.84
1997           12.59        .42        1.04           1.46         (.26)        (.07)       (.33)       13.72        11.71
1998           13.72        .61        (.59)           .02         (.49)        (.58)      (1.07)       12.67         (.04)

TEMPLETON GLOBAL GROWTH FUND
1994(1)        10.15        .07         .26            .33           --           --          --        10.48         3.25
1995           10.48        .16        1.17           1.33         (.06)          --        (.06)       11.75        12.72
1996           11.75        .25        2.22           2.47         (.21)        (.21)       (.42)       13.80        21.28
1997           13.80        .33        1.53           1.86         (.24)        (.08)       (.32)       15.34        13.50
1998           15.34        .35         .98           1.33         (.41)       (1.49)      (1.90)       14.77         8.98

TEMPLETON GLOBAL INCOME SECURITIES FUND
1994           13.31        .86       (1.52)          (.66)        (.33)        (.13)       (.46)       12.19        (4.99)
1995           12.19        .29        1.47           1.76         (.49)          --        (.49)       13.46        14.68
1996           13.46       1.02         .17           1.19        (1.04)          --       (1.04)       13.61         9.56
1997           13.61       1.05        (.73)           .32         (.96)          --        (.96)       12.97         2.55
1998           12.97       1.07        (.19)           .88         (.98)          --        (.98)       12.87         7.08




               RATIOS/SUPPLEMENTAL DATA
    ----------------------------------------------
                           RATIO OF NET
    NET         RATIO OF   INVESTMENT
 ASSETS, END     EXPENSES    INCOME       PORTFOLIO
 OF PERIOD     O AVERAGE   TO AVERAGE    TURNOVER
   (000'S)     NET ASSETS  NET ASSETS      RATE
--------------------------------------------------


  $125,078        .68%       1.63%         7.66%
   105,109        .66        1.40         15.66
   109,579        .65        1.00         21.77
    74,924        .69        1.00         85.22
    45,927        .64        1.21         64.68


   195,697        .62        4.00         11.73
   213,473        .59        4.74         22.15
   322,721        .57        4.80         10.32
   440,554        .54        3.59         11.62
   282,290        .54        5.44         13.21


   309,929        .80        2.71         24.07
   463,253        .78        2.72         18.72
   597,424        .76        1.96         27.97
   780,298        .74        1.24         37.04
   751,869        .72        1.20         26.44


    13,301        .90*       2.70*        16.04
   170,969        .77         .63         63.72
   313,462        .77         .06         64.07
   315,460        .77         .51         53.01


    98,189       1.53*       1.85*         1.15
   158,084       1.41        2.01         19.96
   272,098       1.49        1.68         12.42
   279,680       1.42        1.57         20.59
   162,433       1.41        2.04         36.58


    14,729        .90*       3.84*        30.00
    56,274        .86        4.21         52.35
    93,402        .94        4.22         61.93
    81,670        .84        4.32         59.03


   158,856       1.14*       2.49*         7.14
   338,755        .97        2.46         30.92
   579,877        .93        2.20         12.32
   758,445        .88        2.49         24.81
   747,080        .88        2.27         32.30


   254,311        .71        7.99         79.38
   243,194        .64        7.59        152.89
   221,722        .61        7.30        140.96
   185,016        .62        7.03        181.61
   150,941        .63        6.86         84.17

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)



                               PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                               DISTRI-
             NET ASSET      NET          NET                   DISTRIBUTIONS   BUTIONS
               VALUE,     INVEST-    REALIZED &    TOTAL FROM    FROM NET      FROM NET      TOTAL     NET ASSET
PERIOD       BEGINNING     MENT      UNREALIZED    INVESTMENT   INVESTMENT     REALIZED     DISTRI-   VALUE, END      TOTAL
ENDED        OF PERIOD    INCOME   GAINS (LOSSES)  OPERATIONS     INCOME        GAINS       BUTIONS    OF PERIOD     RETURN+
----------------------------------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL EQUITY FUND
 1994       $12.50       $  .19      $ (.07)        $  .12       $ (.04)      $ (.07)      $ (.11)      $12.51          .87%
 1995        12.51          .37         .94           1.31         (.22)        (.28)        (.50)       13.32        10.59
 1996        13.32          .40        2.58           2.98         (.38)        (.47)        (.85)       15.45        22.98
 1997        15.45          .30        1.51           1.81         (.45)        (.69)       (1.14)       16.12        11.69
 1998        16.12          .56         .42            .98         (.53)       (1.05)       (1.58)       15.52         5.56

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
 1996(4)     10.00          .10        1.15           1.25           --           --           --        11.25        12.50
 1997        11.25          .23        (.39)          (.16)        (.07)          --         (.07)       11.02        (1.50)
 1998        11.02          .25       (1.52)         (1.27)        (.25)        (.30)        (.55)        9.20       (12.27)

TEMPLETON PACIFIC GROWTH FUND
 1994        14.61          .22       (1.50)         (1.28)        (.03)        (.06)        (.09)       13.24        (8.79)
 1995        13.24          .33         .71           1.04         (.26)        (.11)        (.37)       13.91         7.97
 1996        13.91          .21        1.34           1.55         (.44)        (.26)        (.70)       14.76        11.10
 1997        14.76          .29       (5.49)         (5.20)        (.28)          --         (.28)        9.28       (35.95)
 1998         9.28          .21       (1.52)         (1.31)        (.35)        (.11)        (.46)        7.51       (13.13)

U.S. GOVERNMENT SECURITIES FUND
 1994        13.92          .96       (1.59)          (.63)        (.67)        (.05)        (.72)       12.57        (4.55)
 1995        12.57          .93        1.46           2.39         (.96)          --         (.96)       14.00        19.46
 1996        14.00          .75        (.31)           .44         (.97)          --         (.97)       13.47         3.62
 1997        13.47         1.00         .21           1.21         (.76)          --         (.76)       13.92         9.31
 1998        13.92          .99         .01           1.00        (1.03)          --        (1.03)       13.89         7.44

VALUE SECURITIES FUND
 1998(6)     10.00          .02       (2.23)         (2.21)          --           --           --         7.79       (22.10)

ZERO COUPON FUND - 2000
 1994        15.44          .68       (1.71)         (1.03)        (.69)        (.10)        (.79)       13.62        (6.76)
 1995        13.62          .75        2.03           2.78         (.67)          --         (.67)       15.73        20.67
 1996        15.73          .98        (.65)           .33         (.86)        (.01)        (.87)       15.19         2.43
 1997        15.19         1.15        (.12)          1.03        (1.06)        (.02)       (1.08)       15.14         7.11
 1998        15.14         1.22        (.15)          1.07        (1.21)        (.19)       (1.40)       14.81         7.50

ZERO COUPON FUND - 2005
 1994        16.08          .71       (2.24)         (1.53)        (.60)        (.19)        (.79)       13.76        (9.60)
 1995        13.76          .78        3.53           4.31         (.69)          --         (.69)       17.38        31.76
 1996        17.38          .96       (1.13)          (.17)        (.86)          --         (.86)       16.35         (.50)
 1997        16.35         1.14         .63           1.77        (1.06)        (.01)       (1.07)       17.05        11.37
 1998        17.05         1.01        1.03           2.04        (1.10)        (.25)       (1.35)       17.74        12.53

ZERO COUPON FUND - 2010
 1994        15.68          .55       (2.27)         (1.72)        (.63)        (.31)        (.94)       13.02       (10.97)
 1995        13.02          .76        4.75           5.51         (.49)          --         (.49)       18.04        42.79
 1996        18.04         1.02       (1.65)          (.63)        (.88)        (.24)       (1.12)       16.29        (2.69)
 1997        16.29         1.02        1.54           2.56        (1.01)        (.01)       (1.02)       17.83        16.57
 1998        17.83         1.09        1.39           2.48        (1.11)        (.15)       (1.26)       19.05        14.45




                RATIOS/SUPPLEMENTAL DATA
   -----------------------------------------------
                          RATIO OF NET
   NET         RATIO OF    INVESTMENT
ASSETS, END    EXPENSES      INCOME      PORTFOLIO
 OF PERIOD    TO AVERAGE   TO AVERAGE    TURNOVER
   (000'S)     NET ASSETS  NET ASSETS      RATE
--------------------------------------------------

$  785,124         .99%       2.17%       12.22%
   850,117         .92        2.87        16.42
 1,108,099         .89        3.07        27.52
 1,161,430         .89        3.01        26.96
   955,900         .88        2.90         5.98


    16,255        1.16*       2.51*       --
    32,201        1.06        2.74        21.38
    24,999        1.10        2.26        18.45


   375,832        1.07        2.04         4.29
   331,936        1.01        2.08        36.06
   356,759         .99        1.51        12.85
   165,404        1.03        1.97        11.87
    98,769        1.10        2.60        12.55


   579,039         .53        6.87        18.25**
   643,165         .52        6.72        18.68**
   843,858         .51        6.66        12.93***
   765,084         .50        6.49        16.84
   710,832         .50        6.22        31.34


     9,013         .83*        .95*       22.79


    94,230         .407       6.37        --
   137,357         .407       6.14         1.63
   129,601         .407       6.14          .58
   111,650         .407       6.47         6.16
    93,543         .407       6.67        17.70


    51,499         .407       6.53         2.00
    83,222         .407       6.19         1.72
    82,603         .407       6.15         2.06
    77,296         .407       6.16         4.52
    84,487         .407       5.82         3.87


    45,361         .407       6.57         4.34
    85,633         .407       6.41        31.45
    78,816         .407       6.24        16.10
    85,515         .407       6.21        12.20
    93,515         .407       5.55        15.92


*    Annualized

**   The portfolio turnover rate excludes mortgage dollar roll transactions.

** The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

+    Total return is not annualized.

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)

(1)  For the period March 15, 1994 (effective date) to December 31, 1994.

(2)  For the period April 19, 1995 (seed date) to December 31, 1995.

(3)  For the period November 1, 1995 (effective date) to December 31, 1995.

(4)  For the period May 1, 1996 (effective date) to December 31, 1996.

(5)  For the period November 8, 1996 (effective date) to December 31, 1996.

(6)  For the period May 1, 1998 (effective date) to December 31, 1998.

(7) During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

MONEY MARKET FUND               ZERO COUPON FUND - 2000        ZERO COUPON FUND - 2005        ZERO COUPON FUND - 2010
1994 .................  .54%    1994 ................  .66%    1994 ................  .68%    1994 .................  .68%
1995 .................  .53     1995 ................  .63     1995 ................  .66     1995 .................  .66
1996 .................  .53     1996 ................  .62     1996 ................  .65     1996 .................  .65
1997 .................  .53     1997 ................  .63     1997 ................  .65     1997 .................  .65
1998 .................  .53     1998 ................  .66     1998 ................  .66     1998 .................  .66


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


 CAPITAL GROWTH FUND                                   SHARES        VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS 84.7%
 COMMERCIAL SERVICES 2.5%
(a)Concord EFS Inc.                                      40,000  $ 1,695,000
 Equifax Inc.                                            70,000    2,393,125
(a)Robert Half International Inc.                        30,000    1,340,625
                                                                  ----------
                                                                   5,428,750
                                                                  ----------
 CONSUMER DURABLES 2.3%
(a)Electronic Arts Inc.                                  60,000    3,367,500
 Mattel Inc.                                             70,000    1,596,875
                                                                  ----------
                                                                   4,964,375
                                                                  ----------
 CONSUMER NON-DURABLES 5.4%
 Campbell Soup Co.                                       30,000    1,650,000
 The Coca-Cola Co.                                        7,000      468,125
 Hershey Foods Corp.                                     20,000    1,243,750
 Nike Inc., B                                            35,000    1,419,688
 PepsiCo Inc.                                            30,000    1,228,125
 Philip Morris Cos. Inc.                                 60,000    3,210,000
 The Procter & Gamble Co.                                30,000    2,739,375
                                                                  ----------
                                                                  11,959,063
                                                                  ----------
 CONSUMER SERVICES 2.9%
(a)Mirage Resorts Inc.                                  110,000    1,643,125
 Time Warner Inc.                                        64,000    3,972,000
 The Walt Disney Co.                                     27,000      810,000
                                                                  ----------
                                                                   6,425,125
                                                                  ----------
 ELECTRONIC TECHNOLOGY 16.0%
(a)3Com Corp.                                            55,000    2,464,688
(a)Applied Materials Inc.                                35,000    1,494,063
(a)Cisco Systems Inc.                                    60,750    5,638,359
 Compaq Computer Corp.                                  100,000    4,193,750
 Hewlett-Packard Co.                                     55,000    3,757,188
 Intel Corp.                                             25,000    2,964,063
 International Business Machines Corp.                   20,000    3,695,000
 Linear Technology Corp.                                 16,000    1,433,000
 Molex Inc.                                              63,437    2,418,536
(a)Uniphase Corp.                                        35,000    2,428,125
 United Technologies Corp.                               20,000    2,175,000
(a)Xilinx Inc.                                           40,000    2,605,000
                                                                  ----------
                                                                  35,266,772
                                                                  ----------
 ENERGY MINERALS 1.9%
(a)Barrett Resources Corp. (Netherlands)                 58,200    1,396,800
 Royal Dutch Petroleum Co., N.Y. shs., ADR               60,000    2,872,500
                                                                  ----------
                                                                   4,269,300
                                                                  ----------
 FINANCE 5.6%
 Associates First Capital Corp., A                       70,000    2,966,250
 Charles Schwab Corp.                                    52,500    2,949,843
 Fannie Mae                                              40,000    2,960,000
 Providian Financial Corp.                               45,000    3,375,000
                                                                  ----------
                                                                  12,251,093
                                                                  ----------

FRANKLIN VALUEMARK FUNDS

 CAPITAL GROWTH FUND                                      SHARES      VALUE
-----------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH SERVICES 1.2%
 Omnicare Inc.                                            75,000  $ 2,606,250
                                                                  -----------
 HEALTH TECHNOLOGY 13.3%
 Abbott Laboratories                                      50,000    2,450,000
 American Home Products Corp.                             60,000    3,378,750
(a)Amgen Inc.                                             45,000    4,705,312
 Baxter International Inc.                                50,000    3,215,625
(a)Boston Scientific Corp.                                80,000    2,145,000
 Bristol-Myers Squibb Co.                                 35,000    4,683,437
 Eli Lilly and Co.                                        25,000    2,221,875
 Johnson & Johnson                                        35,000    2,935,625
 Mentor Corp.                                             85,000    1,992,187
 Merck & Co. Inc.                                         11,000    1,624,562
                                                                  -----------
                                                                   29,352,373
                                                                  -----------
 INDUSTRIAL SERVICES 1.3%
(a)Republic Services Inc., A                              60,000    1,106,250
 Schlumberger Ltd.                                        40,000    1,845,000
                                                                  -----------
                                                                    2,951,250
                                                                  -----------
 INSURANCE 2.6%
 American International Group Inc.                        25,000    2,415,625
 Citigroup Inc.                                           50,000    2,475,000
 SunAmerica Inc.                                          10,000      811,250
                                                                  -----------
                                                                    5,701,875
                                                                  -----------
 NON-ENERGY MINERALS .7%
 De Beers Consolidated Mines AG, ADR (South Africa)      125,000    1,593,750
                                                                  -----------

 PROCESS INDUSTRIES 5.3%
 Air Products & Chemicals Inc.                            70,000    2,800,000
 Millipore Corp.                                          60,000    1,706,250
(a)Owens-Illinois Inc.                                    80,000    2,450,000
 Pall Corp.                                              110,000    2,784,375
 Sigma-Aldrich Corp.                                      70,000    2,056,250
                                                                  -----------
                                                                   11,796,875
                                                                  -----------
 PRODUCER MANUFACTURING 2.8%
 Avery Dennison Corp.                                     60,000    2,703,750
 Emerson Electric Co.                                     40,000    2,420,000
 Minnesota Mining and Manufacturing Co.                   15,000    1,066,875
                                                                  -----------
                                                                    6,190,625
                                                                  -----------
 RETAIL TRADE 4.4%
 Albertson's Inc.                                         40,000    2,547,500
 McDonald's Corp.                                         40,000    3,065,000
 Wal-Mart Stores Inc.                                     50,000    4,071,875
                                                                  -----------
                                                                    9,684,375
                                                                  -----------
 TECHNOLOGY SERVICES 6.3%
 Automatic Data Processing Inc.                           32,000    2,566,000
(a)Cambridge Technology Partners Inc.                     80,000    1,770,000
(a)Computer Sciences Corp.                                50,000    3,221,875
(a)Microsoft Corp.                                        14,000    1,941,625
(a)Oracle Corp.                                           35,000    1,509,375
(a)Synopsys Inc.                                          55,000    2,983,750
                                                                  -----------
                                                                   13,992,625
                                                                  -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



 CAPITAL GROWTH FUND                                                                        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TELECOMMUNICATIONS 2.8%
(a)AirTouch Communications Inc. ...............................................             60,000     $ 4,327,500
 GTE Corp. ....................................................................             30,000       1,950,000
                                                                                                       -----------
                                                                                                         6,277,500
                                                                                                       -----------
 TRANSPORTATION 3.3%
 Air Express International Corp. ..............................................            150,000       3,262,500
 Expeditors International of Washington Inc. ..................................             60,000       2,520,000
 Southwest Airlines Co. .......................................................             70,000       1,570,625
                                                                                                       -----------
                                                                                                         7,353,125
                                                                                                       -----------
 UTILITIES 4.1%
(a)AES Corp....................................................................             65,000       3,079,375
CMS Energy Corp. ..............................................................             60,000       2,906,250
 Enron Corp. ..................................................................             40,000       2,282,500
 MCN Energy Group Inc. ........................................................             40,000         762,500
                                                                                                       -----------
                                                                                                         9,030,625
                                                                                                       -----------
 TOTAL LONG TERM INVESTMENTS (COST $142,185,516) ..............................                        187,095,726
                                                                                                       -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                  ------
(f) REPURCHASE AGREEMENT 15.1%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $33,481,709) (COST $33,464,304)   $33,464,304      33,464,304
  Barclays Capital Inc. (Maturity Value $1,700,279)
  Bear, Stearns & Co. Inc. (Maturity Value $440,814)
  Chase Securities Inc. (Maturity Value $3,463,532)
  CIBC Oppenheimer Corp. (Maturity Value $3,463,532)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,463,532)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,463,532)
  Goldman, Sachs & Co. (Maturity Value $944,600)
  Greenwich Capital Markets Inc. (Maturity Value $3,463,532)
  Lehman Brothers Inc. (Maturity Value $629,732)
  NationsBanc Montgomery Securities LLC (Maturity Value $3,463,532)
  Paine Webber Inc. (Maturity Value $1,889,200)
  Paribas Corp. (Maturity Value $3,463,532)
  Warburg Dillon Read LLC (Maturity Value $3,632,360)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                              ------------
 TOTAL INVESTMENTS (COST $175,649,820) 99.8% ................................................                  220,560,030

 OTHER ASSETS, LESS LIABILITIES .2% .........................................................                      391,608
                                                                                                              ------------
 NET ASSETS 100.0% ..........................................................................                 $220,951,638
                                                                                                              ============

(a)    Non-income producing.
(f)    See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GLOBAL HEALTH CARE SECURITIES FUND                                                                 SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 82.6%
 HEALTH SERVICES 36.0%
(a)American Dental Partners Inc. ............................................................        15,200      $ 175,750
 Cardinal Health Inc. .......................................................................         2,950        223,831
(a)Curative Health Services Inc. ............................................................         8,500        284,750
 HBO & Co. ..................................................................................         8,055        231,078
(a)Healthcare Recoveries Inc. ...............................................................        11,500        195,500
(a)New American Healthcare Corp. ............................................................        24,000        268,500
 Omnicare Inc. ..............................................................................        10,800        375,300
(a)PAREXEL International Corp. ..............................................................        10,700        267,500
(a)Pediatrix Medical Group Inc. .............................................................         3,400        203,788
(a)Pharmaceutical Product Development Inc. ..................................................         9,000        270,562
(a)Renal Care Group Inc. ....................................................................        10,000        288,125
(a)Tenet Healthcare Corp. ...................................................................         6,900        181,125
(a)Total Renal Care Holdings Inc. ...........................................................         2,200         65,038
(a)Transitions Systems Inc. .................................................................        14,000        210,000
                                                                                                                 ---------
                                                                                                                 3,240,847
                                                                                                                 ---------
 HEALTH TECHNOLOGY 46.6%
 American Home Products Corp. ...............................................................         6,800        382,925
(a)Amgen Inc. ...............................................................................         1,700        177,756
 Baxter International Inc. ..................................................................         4,800        308,700
 Bristol-Myers Squibb Co. ...................................................................         4,000        535,250
(a)ESC Medical Systems Ltd. (Israel) ........................................................         9,500         99,750
(a)Genentech Inc. ...........................................................................         2,200        175,313
(a)Inhale Therapeutic Systems Inc. ..........................................................         9,300        306,900
(a)Ligand Pharmaceuticals Inc., B ...........................................................        11,000        127,875
 Medtronic Inc. .............................................................................         2,200        163,350
(a)Molecular Devices Corp. ..................................................................         8,400        182,700
(a)OrthoLogic Corp. .........................................................................        46,000        153,815
 Pfizer Inc. ................................................................................         3,500        439,030
 Pharmacia & Upjohn Inc. ....................................................................         3,000        169,875
 Schering-Plough Corp. ......................................................................         3,000        165,750
(a)Serologicals Corp. .......................................................................        13,800        414,000
 SmithKline Beecham PLC, ADR (United Kingdom) ...............................................         3,000        208,500
(a)Zonagen Inc. .............................................................................         9,100        174,038
                                                                                                                 ---------
                                                                                                                 4,185,527
                                                                                                                 ---------
 TOTAL LONG TERM INVESTMENTS (COST $6,550,381) ..............................................                    7,426,374
                                                                                                                 ---------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   PRINCIPAL
 GLOBAL HEALTH CARE SECURITIES FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 19.7%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $1,770,149) (COST $1,769,229) ...   $1,769,229       $ 1,769,229
  Barclays Capital Inc. (Maturity Value $89,892)
  Bear, Stearns & Co. Inc. (Maturity Value $23,305)
  Chase Securities Inc. (Maturity Value $183,114)
  CIBC Oppenheimer Corp. (Maturity Value $183,114)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $183,114)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $183,114)
  Goldman, Sachs & Co. (Maturity Value $49,940)
  Greenwich Capital Markets Inc. (Maturity Value $183,114)
  Lehman Brothers Inc. (Maturity Value $33,293)
  NationsBanc Montgomery Securities LLC (Maturity Value $183,114)
  Paine Webber Inc. (Maturity Value $99,880)
  Paribas Corp. (Maturity Value $183,114)
  Warburg Dillon Read LLC (Maturity Value $192,041)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   ----------
 TOTAL INVESTMENTS (COST $8,319,610) 102.3% ..................................................                      9,195,603
 OTHER ASSETS, LESS LIABILITIES (2.3%) .......................................................                       (205,278)
                                                                                                                   ----------
 NET ASSETS 100.0% ...........................................................................                     $8,990,325
                                                                                                                   ==========


(a)  Non-income producing.
(f)  See Note 1(c) regarding joint repurchase agreements.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GLOBAL UTILITIES SECURITIES FUND                                                     COUNTRY           SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 92.4%
(a)Advanced Fibre Communications Inc. .....................................        United States          600,000     $ 6,562,500
(a)AEM SpA ................................................................        Italy                4,745,000      11,300,346
(a)AES Corp. ..............................................................        United States          550,000      26,056,250
 AGL Resources Inc. .......................................................        United States          143,500       3,309,469
(a)AirTouch Communications Inc. ...........................................        United States          246,100      17,749,963
 American Electric Power Co. Inc. .........................................        United States          200,000       9,412,500
 Beijing Datang Power Generation Co. Ltd. .................................        China                3,291,000         987,650
 Bell Atlantic Corp. ......................................................        United States          350,000      18,550,000
 BSES Ltd., GDR, 144A .....................................................        India                  158,600       2,022,150
 Central & South West Corp. ...............................................        United States          647,400      17,763,038
 Cinergy Corp. ............................................................        United States          829,800      28,524,375
 CMS Energy Corp. .........................................................        United States          325,000      15,742,188
 Coastal Corp. ............................................................        United States          280,000       9,782,500
 Companhia Paranaense de Energia-Copel, ADR ...............................        Brazil                  83,300         593,513
 Duke Energy Corp. ........................................................        United States          310,000      19,859,375
 Edison International .....................................................        United States          838,600      23,375,975
 Electricidade de Portugal SA .............................................        Portugal               324,000       7,133,498
 Endesa SA ................................................................        Spain                  718,400      19,063,295
 Enron Corp. ..............................................................        United States          450,000      25,678,125
 Entergy Corp. ............................................................        United States          846,200      26,337,975
(a)Equant NV, N.Y. shs ....................................................        Netherlands            305,700      20,730,281
 Espoon Sahko Oyj, 144A, ADS ..............................................        Finland                195,000       4,659,915
 Florida Progress Corp. ...................................................        United States          647,700      29,025,057
(a)Fortum Corp. ...........................................................        Finland                939,300       5,843,494
 FPL Group Inc. ...........................................................        United States          445,800      27,472,425
(a)Global TeleSystems Group Inc. ..........................................        United States          306,400      17,081,800
 GPU Inc. .................................................................        United States          750,000      33,140,625
(a)Grupo Iusacell SA, D ...................................................        Mexico                  55,600          35,097
(a)Grupo Iusacell SA, L, ADR ..............................................        Mexico                 105,140         749,123
 GTE Corp. ................................................................        United States          150,000       9,750,000
 Hellenic Telecommunications Organization SA ..............................        Greece                 432,111      11,495,186
 Hongkong Electric Holdings Ltd. ..........................................        Hong Kong            1,250,000       3,791,668
(a)ICG Communications Inc. ................................................        United States        1,060,000      22,790,000
(a)Intermedia Communications Inc. .........................................        United States          316,600       5,461,350
(a)Korea Telecom Corp. ....................................................        South Korea                200           6,320
(a)MCI WorldCom Inc. ......................................................        United States          150,000      10,762,500
 MDU Resources Group Inc. .................................................        United States          616,800      16,229,550
(a)Millicom International Cellular SA .....................................        Luxembourg             140,000       4,882,500
 Montana Power Co. ........................................................        United States          297,100      16,804,719
 New Century Energies Inc. ................................................        United States          610,065      29,740,669
 New Jersey Resources Corp. ...............................................        United States          210,000       8,295,000
(a)Nextel Communications Inc. .............................................        United States          465,000      10,985,625
 Nippon Telegraph & Telephone Corp. .......................................        Japan                    1,180       9,121,986
 NIPSCO Industries Inc. ...................................................        United States          504,800      15,364,850
 Northern States Power Co. ................................................        United States          423,600      11,754,900
 Northwestern Corp. .......................................................        United States          363,000       9,596,813
 PacifiCorp ...............................................................        United States          411,000       8,656,688
(a)Panafon Hellenic Telecom SA ............................................        Greece                  41,000       1,098,018
 PG&E Corp. ...............................................................        United States          855,150      26,937,225
 Pinnacle West Capital Corp. ..............................................        United States          663,000      28,094,625
 Portugal Telecom SA ......................................................        Portugal               239,400      10,976,406
(a)Primus Telecommunications Group Inc. ...................................        United States          226,500       3,737,250
 SBC Communications Inc. ..................................................        United States          150,000       8,043,750
 SCANA Corp. ..............................................................        United States          400,000      12,900,000
 Sempra Energy ............................................................        United States          780,000      19,792,500
(a)Sonera Group Oyi .......................................................        Finland                163,800       2,943,832
 Southern Co. .............................................................        United States        1,198,290      34,825,303
(a)Sprint Corp. ...........................................................        United States          300,000       6,937,500

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

 GLOBAL UTILITIES SECURITIES FUND                                                     COUNTRY           SHARES          VALUE
 COMMON STOCKS (CONT.)                                                            ------------        --------      ------------
(a)Swisscom AG ............................................................        Switzerland           47,700    $ 19,969,057
 TECO Energy Inc. .........................................................        United States        600,000      16,912,500
 Telecom Italia SpA .......................................................        Italy              5,028,372      31,601,488
 Telefonica SA, ADR .......................................................        Spain                 88,351      11,960,568
(a)TeleWest Communications PLC, ADR .......................................        United Kingdom        62,633       1,769,382
 Tokyo Electric Power Co. .................................................        Japan                135,000       3,339,096
 Transportadora de Gas del Sur SA, ADR ....................................        Argentina            370,000       3,746,250
 VEBA AG ..................................................................        Germany              267,500      15,851,495
 Viag AG ..................................................................        Germany                6,200       3,666,547
 Washington Gas Light Co. .................................................        United States        287,500       7,798,438
 Washington Water Power Co. ...............................................        United States        224,000       4,312,000
 Western Resources Inc. ...................................................        United States          8,700         289,271
                                                                                                                   ------------
 TOTAL COMMON STOCKS (COST $714,629,056) ..................................                                         911,535,327
                                                                                                                   ------------
 CONVERTIBLE PREFERRED STOCKS 3.5%
(c)CMS Energy Corp., 7.75%, cvt. pfd ......................................        United States        175,000      10,325,000
 Nortel Inversora SA, 10.00%, cvt. pfd ....................................        Argentina            320,000      16,640,000
 Texas Utilities Co., 9.25%, cvt. pfd .....................................        United States        136,600       7,700,825
                                                                                                                   ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $33,864,125) ....................                                          34,665,825
                                                                                                                   ------------
 TOTAL LONG TERM INVESTMENTS (COST $748,493,181) 95.9% ....................                                         946,201,152
                                                                                                                   ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                      ---------
(g)REPURCHASE AGREEMENT 2.9%

 NationsBanc Montgomery Securities LLC, 4.00%, 1/04/99
     (Maturity Value $29,062,911) (COST $29,050,000) ....................            United States   $29,050,000       29,050,000
  Collateralized by U.S. Treasury Notes                                                                              ------------
 TOTAL INVESTMENTS (COST $777,543,181) 98.8% ............................                                             975,251,152
 OTHER ASSETS, LESS LIABILITIES 1.2% ....................................                                              11,504,044
                                                                                                                     ------------
 NET ASSETS 100.0% ......................................................                                            $986,755,196
                                                                                                                     ============

(a)   Non-income producing.
(c)   See Note 8 regarding restricted securities.
(g)   See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 GROWTH AND INCOME FUND                                              COUNTRY                SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.7%
 COMMERCIAL SERVICES .8%
 The Dun & Bradstreet Corp. ................................         United States            335,200        $ 10,579,750
                                                                                                             ------------
 CONSUMER DURABLES 4.7%
 Eastman Kodak Co. .........................................         United States            262,000          18,864,000
 Ford Motor Co. ............................................         United States            372,500          21,861,094
 General Motors Corp. ......................................         United States            288,000          20,610,000
                                                                                                             ------------
                                                                                                               61,335,094
                                                                                                             ------------
 CONSUMER NON-DURABLES 10.2%
 Anheuser-Busch Cos. Inc. ..................................         United States            330,000          21,656,250
 DIMON Inc. ................................................         United States            949,800           7,064,138
 Fortune Brands Inc. .......................................         United States            405,100          12,811,288
 General Mills Inc. ........................................         United States            263,500          20,487,125
 H.J. Heinz Co. ............................................         United States            283,000          16,024,875
 Philip Morris Cos. Inc. ...................................         United States            437,800          23,422,300
 RJR Nabisco Holdings Corp. ................................         United States            248,560           7,379,125
 UST Inc. ..................................................         United States            745,000          25,981,875
                                                                                                             ------------
                                                                                                              134,826,976
                                                                                                             ------------
 ELECTRONIC TECHNOLOGY .6%
 AMP Inc. ..................................................         United States            139,560           7,265,843
 EG&G Inc. .................................................         United States             15,000             417,188
                                                                                                             ------------
                                                                                                                7,683,031
                                                                                                             ------------
 ENERGY MINERALS 11.6%
 Amoco Corp. ...............................................         United States            136,400           8,235,150
 Atlantic Richfield Co. ....................................         United States            520,000          33,930,000
 Chevron Corp. .............................................         United States            309,000          25,627,681
 Exxon Corp. ...............................................         United States            167,000          12,211,875
 Mobil Corp. ...............................................         United States            154,000          13,417,250
 Texaco Inc. ...............................................         United States            486,400          25,718,400
 Ultramar Diamond Shamrock Corp. ...........................         United States            447,800          10,859,150
 YPF SA, ADR ...............................................         Argentina                802,000          22,405,875
                                                                                                             ------------
                                                                                                              152,405,381
                                                                                                             ------------
 FINANCE 8.1%
 Bank One Corp. ............................................         United States            276,210          14,103,973
 BankBoston Corp. ..........................................         United States            367,000          14,290,063
 Household International Inc. ..............................         United States            100,000           3,962,500
 J.P. Morgan & Co. Inc. ....................................         United States            120,900          12,702,056
 Mercantile Bancorporation Inc. ............................         United States            266,703          12,301,676
 National City Corp. .......................................         United States            275,000          19,937,500
 PNC Bank Corp. ............................................         United States            322,900          17,476,963
 Westpac Banking Corp. Ltd. ................................         Australia              1,763,651          11,812,553
                                                                                                             ------------
                                                                                                              106,587,284
                                                                                                             ------------
 HEALTH TECHNOLOGY 4.3%
 Glaxo Wellcome PLC, ADR ...................................         United Kingdom           320,800          22,295,600
 Pharmacia & Upjohn Inc. ...................................         United States            615,000          34,824,375
                                                                                                             ------------
                                                                                                               57,119,975
                                                                                                             ------------
 INDUSTRIAL SERVICES .5%
(h)Browning-Ferris Industries Inc...........................         United States            225,000           6,398,438
                                                                                                             ------------
 INSURANCE 6.7%
 Exel Ltd. .................................................         Bermuda                  249,348          18,701,100
 Lincoln National Corp. ....................................         United States            250,400          20,485,850
 Safeco Corp. ..............................................         United States            422,300          18,132,506
 Scor ......................................................         France                   197,000          13,030,593
 St. Paul Cos. Inc. ........................................         United States            472,000          16,402,000
 Zenith National Insurance Corp. ...........................         United States            101,200           2,340,250
                                                                                                             ------------
                                                                                                               89,092,299
                                                                                                             ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 GROWTH AND INCOME FUND                                               COUNTRY                    SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (Cont.)
 NON-ENERGY MINERALS 3.5%
 British Steel PLC, ADR ....................................         United Kingdom              490,000     $  7,166,250
 Carpenter Technology Corp. ................................         United States               126,300        4,286,306
 De Beers Consolidated Mines AG, ADR .......................         South Africa                753,000        9,600,750
 Georgia Pacific Corp. (Timber Group) ......................         United States               341,700        8,136,731
 Weyerhaeuser Co. ..........................................         United States               325,000       16,514,063
                                                                                                              -----------
                                                                                                               45,704,100
                                                                                                              -----------
 PROCESS INDUSTRIES 5.9%
 Dow Chemical Co. ..........................................         United States               164,300       14,941,031
 Imperial Chemical Industries PLC, ADR .....................         United Kingdom              474,400       16,574,350
 Pall Corp. ................................................         United States               754,600       19,100,813
 Potlatch Corp. ............................................         United States               277,400       10,229,125
 Union Camp Corp. ..........................................         United States               250,000       16,875,000
                                                                                                              -----------
                                                                                                               77,720,319
                                                                                                              -----------
 PRODUCER MANUFACTURING 6.1%
 Avery Dennison Corp. ......................................         United States               204,500        9,215,281
 Cooper Industries Inc. ....................................         United States               192,300        9,170,306
 Dana Corp. ................................................         United States                66,600        2,722,275
 Diebold Inc. ..............................................         United States               379,500       13,543,406
 Federal Signal Corp. ......................................         United States               655,000       17,930,625
 General Electric Co. ......................................         United States                92,200        9,410,163
 Minnesota Mining & Manufacturing Co. ......................         United States               150,500       10,704,313
 Pitney Bowes Inc. .........................................         United States               125,000        8,257,813
                                                                                                              -----------
                                                                                                               80,954,182
                                                                                                              -----------
 REAL ESTATE 5.7%
 Arden Realty Inc. .........................................         United States               639,200       14,821,450
 Equity Residential Properties Trust .......................         United States               465,300       18,815,569
 FelCor Lodging Trust Inc. .................................         United States               693,100       15,984,619
 Glenborough Realty Trust Inc. .............................         United States               350,000        7,131,250
 Simon Property Group Inc. .................................         United States               652,700       18,601,950
                                                                                                              -----------
                                                                                                               75,354,838
                                                                                                              -----------
 RETAIL TRADE 2.2%
 J.C. Penney Co. Inc. ......................................         United States               616,900       28,917,188
                                                                                                              -----------
 TELECOMMUNICATIONS 7.7%
 Ameritech Corp. ...........................................         United States               292,000       18,505,500
 Bell Atlantic Corp. .......................................         United States               739,632       39,200,496
 GTE Corp. .................................................         United States               374,500       24,342,500
 U.S. West Inc. ............................................         United States               308,100       19,910,963
                                                                                                              -----------
                                                                                                              101,959,459
                                                                                                              -----------
 UTILITIES 15.1%
(h)Baltimore Gas & Electric Co. ............................         United States               306,000        9,447,750
 Cinergy Corp. .............................................         United States               539,000       18,528,125
 Consolidated Natural Gas Co. ..............................         United States               317,000       17,118,000
 Dominion Resources Inc. ...................................         United States               521,000       24,356,750
 GPU Inc. ..................................................         United States               425,300       18,792,944
 MCN Energy Group Inc. .....................................         United States               740,000       14,106,250
 National Fuel Gas Co. .....................................         United States               365,800       16,529,588
 New Century Energies Inc. .................................         United States               333,000       16,233,750
 OGE Energy Corp. ..........................................         United States               588,000       17,052,000
 PacifiCorp ................................................         United States               603,000       12,700,688
 PG&E Corp. ................................................         United States               395,700       12,464,550
 Sempra Energy .............................................         United States               877,685       22,271,257
                                                                                                              -----------
                                                                                                              199,601,652
                                                                                                              -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                                        PRINCIPAL
 GROWTH AND INCOME FUND                                                              COUNTRY           AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES 1.9%
 Freddie Mac, notes, 0.00%, 6/04/99 (COST $24,488,806) ........................      United States   $25,000,000    $   24,489,325
                                                                                                                    --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,015,815,938) ............................                                      1,260,729,291
                                                                                                                    --------------
(f)REPURCHASE AGREEMENT 4.4%
 Joint Repurchase Agreement, 4.681%, 1/04/99
   (Maturity Value $58,486,106) (COST $58,455,701) ............................      United States    58,455,701        58,455,701
  Barclays Capital Inc. (Maturity Value $2,970,060)
  Bear Stearns & Co. Inc. (Maturity Value $770,015)
  Chase Securities Inc. (Maturity Value $6,050,125)
  CIBC Oppenheimer Corp. (Maturity Value $6,050,125)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $6,050,125)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,050,125)
  Goldman, Sachs & Co. (Maturity Value $1,650,033)
  Greenwich Capital Markets Inc. (Maturity Value $6,050,125)
  Lehman Brothers Inc. (Maturity Value $1,100,022)
  NationsBanc Montgomery Securities LLC (Maturity Value $6,050,125)
  Paine Webber Inc. (Maturity Value $3,300,068)
  Paribas Corp. (Maturity Value $6,050,125)
  Warburg Dillon Read LLC (Maturity Value $6,345,033)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    --------------
 TOTAL SHORT TERM INVESTMENTS (COST $82,944,507) ..............................                                         82,945,026
                                                                                                                    --------------
 TOTAL INVESTMENTS (COST $1,074,271,639) 100.0% ...............................                                      1,319,184,992
 OTHER ASSETS, LESS LIABILITIES ...............................................                                           (441,719)
                                                                                                                    --------------
 NET ASSETS 100.0% ............................................................                                     $1,318,743,273
                                                                                                                    --------------

(f)  See Note 1(c) regarding joint repurchase agreements.
(h) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                                     SHARES/
  HIGH INCOME FUND                                                                COUNTRY           WARRANTS              VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS AND WARRANTS
  CONSUMER SERVICES
  Foodmaker Inc. ...............................................................  United States         210          $     4,633
  Wireless One Inc., wts., 8/01/01 .............................................  United States       5,000                 --
                                                                                                                     -----------
                                                                                                                           4,633
                                                                                                                     -----------
  NON-ENERGY MINERALS
  Gulf States Steel, wts., 4/15/03 .............................................  United States       5,000                5,000
                                                                                                                     -----------
  TELECOMMUNICATIONS
  International Wireless Communications, wts., 8/15/01 .........................  United States       7,800                   39
  Nextel Communications Inc., wts., 4/25/99 ....................................  United States       6,500                   65
  Poland Telecom Finance, 144A, wts., 12/01/07 .................................  Poland              8,000               32,000
                                                                                                                     -----------
                                                                                                                          32,104
                                                                                                                     -----------
  UTILITIES
  Empire Gas Corp., wts., 7/15/04 ..............................................  United States       6,900               34,500
  Loral Orion Network System, wts., 1/15/07 ....................................  United States       1,500               12,671
  Nextel International Inc., wts., 4/15/07 .....................................  United States       7,000               35,000
                                                                                                                     -----------
                                                                                                                          82,171
                                                                                                                     -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $237,249) .............................                                         123,908
                                                                                                                     -----------
  PREFERRED STOCKS .3%
  Fresenius Medical Care AG, 9.00%, pfd. (COST $1,300,000) .....................  Germany             1,300            1,352,000
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                      -------
  BONDS 93.4%
  COMMERCIAL SERVICES 3.6%
  Borg-Warner Security Corp., senior sub. note, 9.625%, 3/15/07 ................  United States      $ 4,000,000       4,340,000
  Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .....................  United States        2,000,000       1,900,000
  Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 .....................  United States        2,000,000       1,875,000
  Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..................  United Kingdom       3,700,000       3,348,500
  Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 ......................  United States        4,250,000       4,568,750
                                                                                                                     -----------
                                                                                                                      16,032,250
                                                                                                                     -----------
  CONSUMER DURABLES 2.6%
  E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...................  United States        3,000,000       1,515,000
  Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ........................  United States        2,900,000       3,001,500
  Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
      10.875% thereafter, 12/15/07 .............................................  United States        1,500,000         900,000
  Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ....................  United States        1,000,000         965,000
  True Temper Sports Inc., senior sub. note, 144A, 10.875%, 12/01/08 ...........  United States        4,000,000       3,980,000
  Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ............  United States        1,200,000       1,128,000
                                                                                                                     -----------
                                                                                                                      11,489,500
                                                                                                                     -----------
  CONSUMER NON-DURABLES 3.9%
  Compania Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 ..............  Argentina            1,250,000         956,250
  Doane Pet Care Co., senior sub. note, 144A, 9.75%, 5/15/07 ...................  United States        2,197,000       2,257,418
  International Home Foods, senior sub. note, 10.375%, 11/01/06 ................  United States        1,600,000       1,740,000
  Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 .......................  United States        2,600,000       2,665,000
  RC/Arbys Corp., senior secured note, 9.75%, 8/01/00 ..........................  United States        4,000,000       3,940,000
  RJR Nabisco Inc., senior note, 9.25%, 8/15/13 ................................  United States        3,000,000       3,080,022
  Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .................  United States        3,000,000       2,865,000
                                                                                                                     -----------
                                                                                                                      17,503,690
                                                                                                                     -----------
  CONSUMER SERVICES 25.6%
  Advanstar Communications, senior sub. note, 9.25%, 5/01/08 ...................  United States        5,000,000       5,050,000
  Ascent Entertainment Group Inc., senior disc. note, zero cpn. to
     12/15/02, 11.875% thereafter, 12/15/04 ....................................  United States        3,000,000       1,815,000
  Benedek Broadcasting, senior note, 11.875%, 3/01/05 ..........................  United States        2,500,000       2,675,000
  Century Communications Corp., senior sub. note, 9.50%, 3/01/05 ...............  United States        3,000,000       3,345,000
  Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 ...................  United States        3,500,000       3,578,750

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   PRINCIPAL
  HIGH INCOME FUND                                                                COUNTRY           AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  CONSUMER SERVICES (CONT.)
Chancellor Media Corp., senior sub. note, 144A, 9.00%, 10/01/08 ........       United States     $ 4,500,000          $ 4,736,250
Circus Circus Enterprises Inc., senior sub. note, 9.25%, 12/01/05 ......       United States       1,000,000            1,015,000
CSC Holdings Inc., B, 8.125%, 8/15/09 ..................................       United States       1,500,000            1,585,200
CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...................       United States       3,000,000            3,540,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...................       United States       4,500,000            5,028,750
Diamond Cable Communication Co. PLC, senior disc. note, zero cpn to
    12/15/00, 11.75% thereafter, 12/15/05 ..............................       United Kingdom      2,700,000            2,247,750
Diamond Cable Communication Co. PLC, senior disc. note, zero cpn to
   2/15/02, 10.75% thereafter, 2/15/07..................................       United Kingdom      1,500,000            1,057,500
Diamond Holdings PLC, 9.125%, 2/01/08 ..................................       United Kingdom      3,000,000            2,880,000
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ................       United States       1,000,000            1,045,000
Fox Family Worldwide Inc., senior disc. note, zero cpn to 11/01/02,
   10.25% thereafter, 11/01/07 .........................................       United States       1,000,000              630,000
Fox Family Worldwide Inc., senior note, 9.25%, 11/01/07 ................       United States       1,500,000            1,492,500
Friendly Ice Cream Corp., senior note, 10.50%, 12/01/07 ................       United States       8,000,000            8,140,000
Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ......       United States       6,500,000            6,597,500
Hammons (John Q) Hotels, first mortgage, 8.875%, 2/15/04 ...............       United States       1,000,000              925,000
Hammons (John Q) Hotels, first mortgage, 9.75%, 10/01/05 ...............       United States       1,500,000            1,410,000
Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..............       United States         400,000              402,000
Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ........       United States       4,500,000            4,488,750
Hollinger International Publishing, senior sub. note, 9.25%, 3/15/07 ...       United States       4,500,000            4,770,000
La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ................       United States       5,000,000            4,975,000
Lin Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
    10.00% thereafter, 3/01/08 .........................................       United States       2,600,000            1,833,000
Lin Television Corp., senior sub. note, 8.375%, 3/01/08 ................       United States       2,800,000            2,814,000
Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 ...........       United States       3,000,000            3,075,000
Protection One Alarm, Monitoring Inc., senior sub. note, 144A,
        8.125%, 1/15/09 ................................................       United States       5,000,000            5,000,000
Red Roof Inns Inc., senior note, 9.625%, 12/15/03 ......................       United States       2,310,000            2,367,750
Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ...................       United States       5,000,000            5,225,000
Rio Hotel & Casino Inc., senior sub. note, 10.625%, 7/15/05 ............       United States       3,000,000            3,285,000
Rogers Cablesystems Inc., senior disc. deb., 9.65%, 1/15/14 ............       Canada              5,700,000 CAD        3,949,551
SFX Broadcasting Inc., senior sub. note, B, 10.75%, 5/15/06 ............       United States       1,304,000            1,434,400
Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .......       United States       2,500,000            2,662,500
Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ............       United States       2,250,000            2,317,500
TeleWest Communications PLC, senior disc. deb., zero cpn to
    10/01/00, 11.00% thereafter, 10/01/07 ..............................       United Kingdom      8,000,000            6,720,000
Wireless One Inc., senior disc. note, zero cpn. to 8/01/01,
   13.50% thereafter, 8/01/06 ..........................................       United States       2,000,000               60,000
                                                                                                                      -----------
                                                                                                                      114,173,651
                                                                                                                      -----------
ELECTRONIC TECHNOLOGY 2.6%
Amphenol Corp., senior sub. note, 9.875%, 5/15/07 ......................       United States       1,000,000            1,025,000
Exide Electronics Group Inc., senior sub. note, B, 11.50%, 3/15/06 .....       United States       2,000,000            2,340,000
L-3 Communications Corp., senior sub. note, 10.375%, 5/01/07 ...........       United States       3,500,000            3,858,750
L-3 Communications Corp., senior sub. note, 144A, 8.00%, 8/01/08 .......       United States         750,000              759,375
Telecommunication Techniques Co., senior sub. note, 9.75%, 5/15/08 .....       United States       3,500,000            3,465,000
                                                                                                                      -----------
                                                                                                                       11,448,125
                                                                                                                      -----------
ENERGY MINERALS 3.9%
Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ..............       United States       4,300,000            3,268,000
Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 .....................       United States       5,000,000            4,475,000
Forcenergy Inc., senior sub. note, 9.50%, 11/01/06 .....................       United States         800,000              620,000
Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ..       United States       1,800,000            1,381,500
Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 .................       United States       1,300,000            1,267,500
P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ...............       United States       1,000,000            1,025,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ..........       United States       4,500,000            4,567,500
Pogo Producing Co., senior sub. note, B, 8.75%, 5/15/07 ................       United States       1,000,000              955,000
                                                                                                                      -----------
                                                                                                                       17,559,500
                                                                                                                      -----------
HEALTH SERVICES 4.6%
Abbey Healthcare Group, senior sub. note, 9.50%, 11/01/02 ..............       United States       7,770,000            7,692,300
Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ........       United States       2,750,000            2,433,750

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                       PRINCIPAL
  HIGH INCOME FUND                                                                COUNTRY              AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  HEALTH SERVICES (CONT.)
  Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ......................        United States       $ 1,250,000      $ 1,125,000
  Tenet Healthcare Corp., senior note, 8.625%, 12/01/03 ...................        United States         2,400,000        2,534,882
  Tenet Healthcare Corp., senior sub. note, 8.625%, 1/15/07 ...............        United States         3,250,000        3,412,500
  Vencor Operation Inc., senior sub. note, 9.875%, 5/01/05 ................        United States         4,200,000        3,465,000
                                                                                                                         ----------
                                                                                                                         20,663,432
                                                                                                                         ----------
  INDUSTRIAL SERVICES 3.0%
  Allied Waste North America Inc., senior note, 144A, 7.875%, 1/01/09 .....        United States         5,500,000        5,568,750
  Dailey International Inc., senior note, B, 9.50%, 2/15/08 ...............        United States         1,550,000          689,750
  Safety Kleen Services, 9.25%, 6/01/08 ...................................        United States         4,500,000        4,657,500
  Universal Compression Inc., senior disc. note, zero cpn. to
     2/15/03, 9.875% thereafter, 2/15/08 ..................................        United States         4,650,000        2,673,750
                                                                                                                         ----------
                                                                                                                         13,589,750
                                                                                                                         ----------
  NON-ENERGY MINERALS 2.0%
  Algoma Steel Inc., first mortgage, 12.375%, 7/15/05 .....................        Canada                4,000,000        3,060,000
  Bear Island Paper Company LLC, senior note, B, 10.00%, 12/01/07 .........        United States         1,800,000        1,809,000
  LTV Corp., senior note, 8.20%, 9/15/07 ..................................        United States         4,500,000        4,095,000
                                                                                                                         ----------
                                                                                                                          8,964,000
                                                                                                                         ----------
  PROCESS INDUSTRIES 7.7%
  Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ...........        United States         3,750,000        3,928,125
  Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 .............................        Indonesia             4,500,000        2,610,000
  Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ...................        United States         1,200,000        1,212,000
  Container Corp., senior note, A, 11.25%, 5/01/04 ........................        United States         2,500,000        2,612,500
  Four M Corp., senior note, B, 12.00%, 6/01/06 ...........................        United States         7,700,000        5,890,500
  Graham Packaging Holdings, senior disc. note, B, zero cpn. to
     1/15/03, 10.75% thereafter, 1/15/09 ..................................        United States           900,000          616,500
  Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ..................        United States         1,000,000          997,500
  Huntsman Corp., senior sub. note, 144A, 9.50%, 7/01/07 ..................        United States         3,500,000        3,500,000
  Plastic Containers Inc., senior note, B, 10.00%, 12/15/06 ...............        United States         1,000,000        1,045,000
(b)Polysindo International Finance Co. BV, 9.375%, 7/30/07 ................        Indonesia             4,250,000        1,243,125
  Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 .....................        United States         2,600,000        2,665,000
  Radnor Holdings Inc., senior note, 10.00%, 12/01/03 .....................        United States         5,000,000        5,050,000
  Repap New Brunswick, senior note, 9.00%, 6/01/04 ........................        Canada                2,000,000        1,820,000
  Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .............        Indonesia             2,000,000        1,070,000
                                                                                                                         ----------
                                                                                                                         34,260,250
                                                                                                                         ----------
  PRODUCER MANUFACTURING 4.5%
  Aetna Industries Inc., senior note, 11.875%, 10/01/06 ...................        United States           700,000          738,500
  Goss Graphic Systems Inc., senior sub. note, 12.00%, 10/15/06 ...........        United States         3,200,000        1,776,000
  Nortek Inc., senior sub. note, 9.875%, 3/01/04 ..........................        United States         5,500,000        5,720,000
  Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ...................        United States         2,000,000        2,010,000
  Simonds Industries Ind., senior sub. note, 144A, 10.25%, 7/01/08 ........        United States         2,750,000        2,818,750
  Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .......        United States         2,900,000        2,769,500
  Terex Corp., senior sub. note, 8.875%, 4/01/08 ..........................        United States         3,550,000        3,514,500
  Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .......        Canada                  750,000          708,750
                                                                                                                         ----------
                                                                                                                         20,056,000
                                                                                                                         ----------
  RETAIL TRADE 1.1%
  Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 ....        United States         4,000,000        4,060,000
  Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ..............        United States           750,000          821,250
                                                                                                                         ----------
                                                                                                                          4,881,250
                                                                                                                         ----------
  TECHNOLOGY SERVICES 1.1%
  Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .....................        United States         4,000,000        4,140,000
  Decisionone Corp., senior sub. note, 9.75%, 8/01/07 .....................        United States         1,000,000          465,000
  Decisionone Holding Corp., senior disc. deb., zero cpn. to 8/01/02,
      11.50% thereafter, 8/01/08 ..........................................        United States         2,500,000          512,500
                                                                                                                         ----------
                                                                                                                          5,117,500
                                                                                                                         ----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                            PRINCIPAL
  HIGH INCOME FUND                                                                    COUNTRY                AMOUNT*        VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  TELECOMMUNICATIONS 20.6%
  Arch Communications Group, senior disc. note, zero cpn. to 3/15/01,
     10.875% thereafter, 3/15/08 ..........................................          United States      $  6,000,000   $  3,570,000
  Dobson/Sygnet, Communications Co., senior note, A, 144A, 12.25%, 12/15/08          United States         4,500,000      4,545,000
  Flag Ltd., senior note, 8.25%, 1/30/08 ..................................          Bermuda               1,000,000        995,000
  Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 .............          Bermuda               5,000,000      5,287,500
  ICO Global Communications, 15.00%, 8/01/05 ..............................          Bermuda               5,000,000      3,750,000
  IntelCom Group Inc., senior secured disc. note, zero cpn. to
     5/01/01, 12.50% thereafter, 5/01/06 ..................................          United States         3,250,000      2,421,250
  Intermedia Communications Inc., senior disc. note, B, zero cpn. to
     7/15/02, 11.25% thereafter, 7/15/07 ..................................          United States         5,000,000      3,425,000
  Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 .......................          Bermuda               5,350,000      4,574,250
  IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...............          United States         2,250,000      2,250,000
  Level 3 Communications Inc, senior disc. note, 144A, zero cpn
     to 12/01/03, 10.50% thereafter, 12/01/08 .............................          United States         3,000,000      1,702,500
  Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ...............          United States         5,000,000      4,962,500
  McCaw International Ltd., senior disc. note, zero cpn. to 4/15/02,
     13.00% thereafter, 4/15/07 ...........................................          United States         7,000,000      3,937,500
  Metrocall Inc., senior sub, note, 144A, 11.00%, 9/15/08 .................          United States         5,000,000      5,025,000
  Millicom International Cellular SA, senior disc. note, zero cpn
     to 6/01/01, 13.50% thereafter, 6/01/06 ...............................          Luxembourg            9,300,000      6,603,000
  Netia Holdings BV, senior disc. note, B, zero cpn. to
     11/01/01, 11.25% thereafter, 11/01/07 ................................          Poland                2,000,000      1,145,000
  Netia Holdings BV, senior note, B, 10.25%, 11/01/07 .....................          Poland                1,300,000      1,108,250
  Nextel Communications Inc., senior disc. note, zero cpn
     to 9/15/02, 10.65% thereafter, 9/15/07 ...............................          United States         7,000,000      4,497,500
  Nextel Communications Inc., senior disc. note, zero cpn
     to 10/31/02, 9.75% thereafter, 10/31/07 ..............................          United States         3,000,000      1,830,000
  NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .............          United States         1,400,000      1,344,000
  NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...............          United States         3,600,000      3,357,000
  Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 ..............          United States         3,500,000      3,430,000
  Orion Network Systems Inc., senior disc. note, zero cpn
     to 1/15/02. 12.50% thereafter, 1/15/07 ...............................          United States         1,500,000        945,000
  Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 ................          Poland                8,000,000      7,320,000
  Rogers Cantel Mobile, senior secured deb., 9.75%, 6/01/16 ...............          Canada                3,000,000      3,225,000
  RSL Communications PLC, A, 144A, 12.00%, 11/01/08 .......................          United Kingdom        1,500,000      1,545,000
  Sprint Spectrum LP, senior disc. note, zero cpn
     to 8/15/01, 12.50% thereafter, 8/15/06 ...............................          United States        10,000,000      9,050,000
                                                                                                                        -----------
                                                                                                                         91,845,250
                                                                                                                        -----------
  TRANSPORTATION 4.1%
  American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .............          United States         3,100,000      3,162,000
  Eletson Holdings, first mortgage, 9.25%, 11/15/03 .......................          Greece                1,600,000      1,528,000
  Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ....................          Bermuda               4,500,000      4,770,000
  GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 ...........          Hong Kong             6,000,000      2,880,000
  MRS Logistica SA, B, 144A, 10.625%, 8/15/05 .............................          Brazil                5,000,000      2,525,000
  The Holt Group Inc., senior note, 144A, 9.75%, 1/15/06 ..................          United States         5,250,000      3,648,750
                                                                                                                        -----------
                                                                                                                         18,513,750
                                                                                                                        -----------
  UTILITIES 2.5%
  AES Corp., senior sub. note, 8.50%, 11/01/07 ............................          United States         1,000,000      1,017,500
  El Paso Electric Co., first mortgage, D, 8.90%, 2/01/06 .................          United States         2,500,000      2,856,250
  Empire Gas Corp., senior secured note, 7.00%
     to 7/15/99, 12.875% thereafter, 7/15/04 ..............................          United States         5,000,000      3,900,000
  Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ..................          Netherlands           2,000,000      2,130,000
  Niagara Mohawk Power Corp., senior disc. note, H, zero cpn
     to 7/01/03, 8.50% thereafter, 7/01/10 ................................          United States         1,500,000      1,140,000
                                                                                                                        -----------
                                                                                                                         11,043,750
                                                                                                                        -----------
  TOTAL BONDS (COST $442,737,128) .........................................                                             417,141,648
                                                                                                                        -----------
  ZERO COUPON BONDS 1.5%
  CONSUMER NON-DURABLES 1.3%
  Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ...................          United States        10,000,000      5,750,000
                                                                                                                        -----------
  TELECOMMUNICATIONS .2%
(b),(c)  International Wireless Communications,
     senior disc. note, 8/15/01 ...........................................          United States         7,800,000        682,500
                                                                                                                        -----------
  TOTAL ZERO COUPON BONDS (COST $13,142,703) ..............................                                               6,432,500
                                                                                                                        -----------
  TOTAL LONG TERM INVESTMENTS (COST $457,417,080) .........................                                             425,050,056
                                                                                                                        -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                        PRINCIPAL
  HIGH INCOME FUND                                                                  COUNTRY             AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT 3.0%
Joint Repurchase Agreement 4.681%, 1/04/99
   (Maturity Value $13,394,669) (COST $13,387,706) ......................          United States       $ 13,387,706   $ 13,387,706
 Barclays Capital Inc. (Maturity Value $680,213)
 Bear, Stearns & Co. Inc. (Maturity Value $176,352)
 Chase Securities Inc. (Maturity Value $1,385,618)
 CIBC Oppenheimer Corp. (Maturity Value $1,385,618)
 Donald, Lufkin & Jenrette Securities Corp. (Maturity Value $1,385,618)
 Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,385,618)
 Goldman, Sachs & Co. (Maturity Value $377,897)
 Greenwich Capital Markets Inc. (Maturity Value $1,385,618)
 Lehman Brothers Inc. (Maturity Value $251,928)
 NationsBanc Montgomery Securities LLC (Maturity Value $1,385,618)
 Paine Webber Inc. (Maturity Value $755,793)
 Paribas Corp. (Maturity Value $1,385,618)
 Warburg Dillon Read LLC (Maturity Value $1,453,160)
   Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      ------------
TOTAL INVESTMENTS (COST $470,804,786) 98.2% .............................                                              438,437,762
OTHER ASSETS, LESS LIABILITIES 1.8% .....................................                                                8,170,743
                                                                                                                      ------------
NET ASSETS 100.0% .......................................................                                             $446,608,505
                                                                                                                      ------------

See currency abbreviations on page 162.

(*)  Securities traded in U.S. Dollars unless otherwise indicated.
(a)  Non-income producing.
(b)  See Note 7 regarding defaulted securities.
(c)  See Note 8 regarding restricted securities.
(f)  See Note 1(c) regarding joint repurchase agreements.


86


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

 INCOME SECURITIES FUND                                                                        SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 38.6%
 CONSUMER DURABLES .3%
 General Motors Corp. ...............................................................          55,000     $   3,935,938
                                                                                                          -------------
 CONSUMER NON-DURABLES 2.2%
 Philip Morris Cos. Inc. ............................................................         450,000        24,075,000
 RJR Nabisco Holdings Corp. .........................................................          60,000         1,781,250
                                                                                                          -------------
                                                                                                             25,856,250
                                                                                                          -------------
 ELECTRONIC TECHNOLOGY .1%
(a)Anacomp Inc. .....................................................................          85,000         1,583,125
                                                                                                          -------------
 ENERGY MINERALS 2.2%
 Athabasca Oil Sands Trust (Canada) .................................................         576,500         6,305,469
 BP Prudhoe Bay Royalty Trust .......................................................          50,000           237,500
 Canadian Oil Sands Trust Units (Canada) ............................................         500,000         5,777,995
 Enron Oil & Gas Co. ................................................................         340,000         5,865,000
 Pioneer Natural Resources Co. ......................................................         302,226         2,644,478
(a)Santa Fe Energy Resources Inc. ...................................................         279,642         2,062,360
 Snyder Oil Corp. ...................................................................          30,000           399,375
 Ultramar Diamond Shamrock Corp. ....................................................         125,000         3,031,250
                                                                                                          -------------
                                                                                                             26,323,427
                                                                                                          -------------
 NON-ENERGY MINERALS 1.3%
 Anglo American Platinum Corp. Ltd., ADR (South Africa) .............................         223,161         3,061,345
 AngloGold Ltd., ADR (South Africa) .................................................         395,000         7,727,188
 De Beers Consolidated Mines AG, ADR (South Africa) .................................          40,000           510,000
 Freeport-McMoRan Copper & Gold Inc., A .............................................         110,000         1,065,625
 Impala Platinum Holdings Ltd., ADR (South Africa) ..................................         216,500         2,944,205
                                                                                                          -------------
                                                                                                             15,308,363
                                                                                                          -------------
 PROCESS INDUSTRIES .2%
(a)Dan River Inc., A ................................................................         173,256         2,035,758
                                                                                                          -------------
 PRODUCER MANUFACTURING .6%
(a)Harvard Industries Inc. ..........................................................         137,330         1,047,139
 McDermott International Inc. .......................................................         260,000         6,418,750
                                                                                                          -------------
                                                                                                              7,465,889
                                                                                                          -------------
 REAL ESTATE 1.7%
 Equity Residential Properties Trust ................................................         150,000         6,065,625
 FelCor Lodging Trust Inc. ..........................................................         275,000         6,342,188
 Gables Residential Trust ...........................................................         150,000         3,478,125
 Meditrust Cos. .....................................................................         120,160         1,817,420
 Simon Property Group Inc. ..........................................................         102,900         2,932,650
                                                                                                          -------------
                                                                                                             20,636,008
                                                                                                          -------------
 TELECOMMUNICATIONS .4%
 U.S. West Inc. .....................................................................          70,000         4,523,750
                                                                                                          -------------
 UTILITIES 29.6%
 American Electric Power Co. Inc. ...................................................         390,000        18,354,375
 Central & South West Corp. .........................................................         500,000        13,718,750
 Cinergy Corp. ......................................................................         511,000        17,565,625
 Conectiv Inc. ......................................................................         500,000        12,250,000
 Dominion Resources Inc. ............................................................         325,000        15,193,750
 Edison International ...............................................................         425,000        11,846,875
 Energy East Corp. ..................................................................         125,000         7,062,500
 Entergy Corp. ......................................................................         500,000        15,562,500
 FirstEnergy Corp. ..................................................................         300,000         9,768,750
 Florida Progress Corp. .............................................................         390,000        17,476,875
 FPL Group Inc. .....................................................................         192,700        11,875,138
 GPU Inc. ...........................................................................         320,000        14,140,000

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 INCOME SECURITIES FUND                                                                        SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 UTILITIES (CONT.)
 Hawaiian Electric Industries Inc. ..................................................         142,000      $  5,715,500
 Houston Industries Inc. ............................................................         315,000        10,119,375
 KeySpan Energy Corp. ...............................................................         352,000        10,912,000
 Nevada Power Co. ...................................................................         175,000         4,550,000
 New Century Energies Inc. ..........................................................         380,000        18,525,000
 New England Electric System ........................................................         330,000        15,881,250
 Northern States Power Co. ..........................................................         210,000         5,827,500
 PacifiCorp .........................................................................         120,000         2,527,500
 PECO Energy Co. ....................................................................         400,000        16,650,000
 PG&E Corp. .........................................................................         450,000        14,175,000
 Potomac Electric Power Co. .........................................................         300,000         7,893,750
 Public Service Enterprise Group Inc. ...............................................         320,000        12,800,000
 SCANA Corp. ........................................................................         150,000         4,837,500
 Sempra Energy ......................................................................         525,000        13,321,875
 Southern Co. .......................................................................         480,000        13,950,000
 Texas Utilities Co. ................................................................         437,450        20,423,447
 Western Resources Inc. .............................................................         215,000         7,148,750
                                                                                                           ------------
                                                                                                            350,073,585
                                                                                                           ------------
 TOTAL COMMON STOCKS (COST $369,133,416) ............................................                       457,742,093
                                                                                                           ------------
 PREFERRED STOCKS .1%
 Freeport-McMoRan Copper & Gold Inc., 0.00%, pfd., Gold (COST $3,846,805) ...........         108,800         1,618,400
                                                                                                           ------------
 CONVERTIBLE PREFERRED STOCKS 7.9%
 CONSUMER SERVICES 1.0%
 CSC Holdings Inc., 8.50%, cvt. pfd., I .............................................          75,000         5,653,125
 Host Marriott Corp., 6.75%, cvt. pfd., 144A ........................................         100,000         4,100,000
 MediaOne Group Inc., 6.25%, cvt. pfd. ..............................................          30,000         1,995,000
                                                                                                           ------------
                                                                                                             11,748,125
                                                                                                           ------------
 ENERGY MINERALS 1.0%
 Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A ....................................          85,000           871,250
 Devon Financing Trust, $3.25, cvt. pfd., 144A ......................................          60,000         3,438,750
 Lomak Financing Trust, 5.75%, cvt. pfd. ............................................          10,000           181,250
 Lomak Financing Trust, 5.75% cvt. pfd., 144A .......................................         120,000         2,175,000
 Nuevo Energy Co., 5.75%, cvt. pfd., A ..............................................         140,000         4,497,500
 Patina Oil & Gas Corp., 7.125%, cvt. pfd. ..........................................          39,525           706,509
                                                                                                           ------------
                                                                                                             11,870,259
                                                                                                           ------------
 NON-ENERGY MINERALS 1.4%
 Armco Inc., $3.625, cvt. pfd., B ...................................................          65,000         2,827,500
 Battle Mountain Gold Co., $3.25, cvt. pfd. .........................................          66,300         2,477,963
 Coeur D'Alene Mines Corp., 7.00%, cvt. pfd. ........................................         135,000           911,250
 Cyprus Amax Minerals Co., $4.00, cvt. pfd., A ......................................          55,000         1,938,750
 Hecla Mining Co., 7.00%, cvt. pfd., B ..............................................          70,000         2,660,000
 Kinam Gold Inc., $3.75, cvt. pfd., B ...............................................         150,000         5,400,000
                                                                                                           ------------
                                                                                                             16,215,463
                                                                                                           ------------
 PRODUCER MANUFACTURING .3%
 EVI Inc., 5.00% cvt. pfd., 144A ....................................................         125,000         3,718,750
                                                                                                           ------------
 REAL ESTATE 2.6%
 Archstone Communities Trust, $1.75, cvt. pfd., A ...................................         400,000        10,700,000
 Glenborough Realty Trust, 7.75%, cvt. pfd., A ......................................         355,000         6,478,750
 Innkeepers USA Trust, 8.625%, cvt. pfd., A .........................................         175,000         3,543,750
 Prologis Trust, 7.00%, cvt. pfd., B ................................................         135,000         3,560,625
 Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ..............................         180,000         3,802,500
 Vornado Realty Trust, 6.50%, cvt. pfd., A ..........................................          60,000         2,910,000
                                                                                                           ------------
                                                                                                             30,995,625
                                                                                                           ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


 INCOME SECURITIES FUND                                                                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)

 TELECOMMUNICATIONS .6%
 Nortel Inversora SA, 10.00%, cvt. pfd. (Argentina) .................................         150,000     $   7,800,000
                                                                                                          -------------
 TRANSPORTATION .2%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ......................................          40,000         1,840,000
                                                                                                          -------------
 UTILITIES .8%
(c)CMS Energy Corp., 7.75%, cvt. pfd. ...............................................         160,000         9,440,000
                                                                                                          -------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $108,833,059) .............................                        93,628,222
                                                                                                          -------------

                                                                                           PRINCIPAL
                                                                                             AMOUNT*
                                                                                             -------
 BONDS 17.2%
 CONSUMER DURABLES .2%
 E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 .........................    $  3,750,000         1,893,750
                                                                                                          -------------
 CONSUMER NON-DURABLES 3.4%
 Compania Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 (Argentina) ........       2,000,000         1,530,000
 Del Monte Corp., senior sub. note, B, 12.25%, 4/15/07 ..............................       4,000,000         4,500,000
 Doane Pet Care Co., senior sub. note, 144A, 9.75%, 5/15/07 .........................       2,197,000         2,257,418
 Evenflo Company Inc., senior note, 144A, 11.75%, 8/15/06 ...........................       2,000,000         2,070,000
 Hartmarx Corp., senior sub. note, 144A, 10.875%, 1/15/02 ...........................       8,300,000         8,341,500
 International Home Foods, senior sub. note, 10.375%, 11/01/06 ......................       4,100,000         4,458,750
 Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ...................       8,000,000         8,320,000
 RJR Nabisco Inc., senior note, 9.25%, 8/15/13 ......................................       5,000,000         5,133,370
 Specialty Foods Corp., senior note, B, 10.25%, 8/15/01 .............................       4,000,000         3,660,000
 The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 .....................         500,000           547,500
                                                                                                          -------------
                                                                                                             40,818,538
                                                                                                          -------------
 CONSUMER SERVICES 4.0%
 AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ..................         650,000           529,750
 Aztar Corp., senior sub. note, 11.00%, 10/01/02 ....................................       9,000,000         9,225,000
 Benedek Broadcasting, senior note, 11.875%, 3/01/05 ................................       2,000,000         2,140,000
 Continental Cablevision Inc., senior sub. deb., 9.50%, 8/01/13 .....................       8,000,000         9,537,328
 CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...............................       4,000,000         4,470,000
 Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ............................         500,000           522,500
 Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..........................         500,000           502,500
 Harvey's Casino Resorts, senior sub. note, 10.625%, 6/01/06 ........................       2,200,000         2,387,000
 Helicon Group, S.F., senior secured note, B, 11.00%, 11/01/03 ......................       7,300,000         7,628,500
 Rio Hotel & Casino Inc., senior sub. note, 10.625%, 7/15/05 ........................       8,000,000         8,760,000
 Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ...................       2,000,000         1,860,000
                                                                                                          -------------
                                                                                                             47,562,578
                                                                                                          -------------
 ELECTRONIC TECHNOLOGY .9%
 Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ................................       6,000,000         6,210,000
 Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12 .......................................       1,500,000           967,500
 Samsung Electronics America Inc., A, 9.75%, 5/01/03 ................................       4,000,000         3,860,000
                                                                                                          -------------
                                                                                                             11,037,500
                                                                                                          -------------
 ENERGY MINERALS 2.1%
 Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 .....................       1,000,000           975,000
 Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 (Mexico) .............       9,000,000         8,415,000
 Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ..........................       4,000,000         3,380,000
 Gerrity Oil & Gas Corp., senior sub. note, 11.75%, 7/15/04 .........................       9,835,000         9,884,175
 Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 .............................       1,000,000         1,107,500
 Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ........................       1,000,000         1,010,000
                                                                                                          -------------
                                                                                                             24,771,675
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                            PRINCIPAL
INCOME SECURITIES FUND                                                                        AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
 FINANCE .3%
 IBJ Preferred Capital Co. LLC, A, 8.79%, 12/29/49 ..................................    $  4,000,000     $   3,320,000
                                                                                                          -------------
 HEALTH TECHNOLOGY .5%
 Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 .....................       3,000,000         3,345,000
 ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ...........................       3,000,000         3,090,000
                                                                                                          -------------
                                                                                                              6,435,000
                                                                                                          -------------
 INDUSTRIAL SERVICES .2%
 First Wave Marine Inc., senior note, 11.00%, 2/01/08 ...............................       1,000,000           935,000
 Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ...........       1,000,000         1,030,000
                                                                                                          -------------
                                                                                                              1,965,000
                                                                                                          -------------
 NON-ENERGY MINERALS .3%
 Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 (Canada) .......................       5,500,000         4,063,125
                                                                                                          -------------
 PROCESS INDUSTRIES 3.2%
 Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ......................       6,000,000         6,285,000
 Asia Pulp & Paper Co. Ltd., 12.00%, 12/29/49 (Indonesia) ...........................       5,000,000         2,900,000
 Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ........................      10,000,000        10,200,000
 Four M Corp., senior note, B, 12.00%, 6/01/06 ......................................       2,000,000         1,530,000
 Packaging Resources Inc., senior note, 11.625%, 5/01/03 ............................       3,000,000         3,165,000
 Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ..............................       3,000,000         2,955,000
 RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ...................................      10,000,000         1,650,000
 Riverwood International, senior sub. note, 10.875%, 4/01/08 ........................       5,000,000         4,550,000
 Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 (Indonesia) ............       6,500,000         3,477,500
 U.S. Can Corp., senior sub. note, B, 10.125%, 10/15/06 .............................         300,000           309,000
 UCC Investors, senior note, 10.50%, 5/01/02 ........................................         725,000           786,625
                                                                                                          -------------
                                                                                                             37,808,125
                                                                                                          -------------
 PRODUCER MANUFACTURING 1.1%
 Collins & Aikman Corp., senior sub. note, 11.50%, 4/15/06 ..........................       4,000,000         4,180,000
 Nortek Inc., senior sub. note, 9.875%, 3/01/04 .....................................       2,000,000         2,080,000
 Outsourcing Services Group, senior sub. note, 144A, 10.875%, 3/01/06 ...............       2,000,000         1,910,000
 Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 ............................       2,696,000         2,709,480
 Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 (Canada) .........       1,350,000         1,275,750
                                                                                                          -------------
                                                                                                             12,155,230
                                                                                                          -------------
 TELECOMMUNICATIONS .6%
 Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 ............................       3,000,000         3,015,000
 Paging Network, senior sub. note, 10.125%, 8/01/07 .................................       3,000,000         2,910,000
 Telewest Communications PLC, senior note, 144A, 11.25%, 11/01/08 (United Kingdom) ..       1,000,000         1,125,000
                                                                                                          -------------
                                                                                                              7,050,000
                                                                                                          -------------
 UTILITIES .4%
 Midland Funding Corp. I, C-94, 10.33%, 7/23/02 .....................................       2,732,274         2,902,041
 Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03 ..........................       2,000,000         2,151,978
                                                                                                          -------------
                                                                                                              5,054,019
                                                                                                          -------------
 TOTAL BONDS (COST $213,066,723) ....................................................                       203,934,540
                                                                                                          -------------
 CONVERTIBLE BONDS 4.3%
 ELECTRONIC TECHNOLOGY .7%
 BEA Systems, Inc., cvt., 4.00%, 6/15/05 ............................................         750,000           461,250
 Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ...................................       8,000,000         7,800,000
                                                                                                          -------------
                                                                                                              8,261,250
                                                                                                          -------------
 ENERGY MINERALS 1.1%
 Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14 ....................................       9,000,000         8,865,000
 Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 ..................................       5,000,000         3,562,500
                                                                                                          -------------
                                                                                                             12,427,500
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                              PRINCIPAL
 INCOME SECURITIES FUND                                                                        AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 HEALTH SERVICES .3%
 Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 ...........................    $  9,500,000     $   3,135,000
 Medical Care International Inc., cvt. sub. deb., 6.75%, 10/01/06 ...................       1,000,000           880,000
                                                                                                          -------------
                                                                                                              4,015,000
                                                                                                          -------------
 INDUSTRIAL SERVICES .2%
 Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 .......................       3,660,000         2,433,900
                                                                                                          -------------
 NON-ENERGY MINERALS .6%
 Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 (Ghana) .................................       5,000,000         3,925,000
 Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...................         100,000            59,000
 Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .........................       6,000,000         3,480,000
                                                                                                          -------------
                                                                                                              7,464,000
                                                                                                          -------------
 PROCESS INDUSTRIES .3%
 APP Finance VI Mauritius, cvt., 11/18/12 (Singapore) ...............................      11,500,000         1,681,875
 FMC Corp., cvt. senior sub. deb., 6.75%, 1/16/05 ...................................       1,800,000         1,638,000
                                                                                                          -------------
                                                                                                              3,319,875
                                                                                                          -------------
 PRODUCER MANUFACTURING .2%
 Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ..........................       4,000,000         2,360,000
                                                                                                          -------------
 REAL ESTATE .8%
 Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ........................       5,500,000         3,994,375
 The Macerich Co., cvt., 144A, 7.25%, 12/15/02 ......................................       5,500,000         5,280,000
                                                                                                          -------------
                                                                                                              9,274,375
                                                                                                          -------------
 RETAIL TRADE .1%
 Drug Emporium Inc., S.F., cvt. sub. deb., 7.75%, 10/01/14 ..........................       1,180,000           985,300
                                                                                                          -------------
 TOTAL CONVERTIBLE BONDS (COST $63,374,773) .........................................                        50,541,200
                                                                                                          -------------
 ZERO COUPON/STEP-UP BONDS 2.2%
 AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
 12.25% thereafter, 3/15/06 .........................................................       2,438,000         1,407,945
 Marcus Cable Co., zero cpn. to 6/15/00, 14.25% thereafter, 12/15/05 ................      14,000,000        13,335,000
 Mesa Operating Co., zero cpn. to 7/01/01,11.625% thereafter, 7/01/06 ...............       1,300,000           997,750
 Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
 9.95% thereafter, 2/15/08 ..........................................................       8,200,000         4,899,500
 Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
 12.125% thereafter, 4/15/08 ........................................................       5,000,000         2,300,000
 Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ..............................       6,000,000         3,450,000
                                                                                                          -------------
 TOTAL ZERO COUPON/STEP-UP BONDS (COST $27,628,177) .................................                        26,390,195
                                                                                                          -------------
 U.S. GOVERNMENT SECURITIES 13.3%
 U.S. Treasury Bond, 7.125%, 2/15/23 ................................................      20,000,000        24,681,260
 U.S. Treasury Bond, 6.25%, 8/15/23 .................................................      86,000,000        96,239,418
 U.S. Treasury Bond, 6.00%, 2/15/26 .................................................      23,000,000        25,105,949
 U.S. Treasury Note, 6.375%, 8/15/02 ................................................      11,000,000        11,605,000
                                                                                                          -------------
 TOTAL U.S. GOVERNMENT SECURITIES (COST $135,751,766) ...............................                       157,631,627
                                                                                                          -------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 13.7%
 Escom, E168, utility deb., 11.00%, 6/01/08 (South Africa) ..........................     120,000,000 ZAR    15,145,974
 Republic of Argentina, FRN, 5.75%, 3/31/23 .........................................     100,000,000        72,187,500
 Republic of Brazil, FRN, 6.75%, 1/01/01 ............................................       6,150,000         5,581,125
 Republic of Brazil, FRN, 6.125%, 4/15/06 ...........................................      15,360,000         9,945,600
 Republic of Brazil, FRN, 5.50%, 4/15/24 ............................................      39,000,000        23,400,000
 Republic of Korea, 8.875%, 4/15/08 .................................................      24,000,000        24,780,000
 Republic of South Africa, 12.00%, 2/28/05 ..........................................      50,000,000 ZAR     7,182,015
 Russia Ministry of Finance, 11.75%, 6/10/03 ........................................       9,000,000         2,599,983
 Russia Ministry of Finance, 10.00%, 6/26/07 ........................................       8,000,000         2,280,000
                                                                                                          -------------
 TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $160,240,931) .................                       163,102,197
                                                                                                          -------------
 TOTAL LONG TERM INVESTMENTS (COST $1,081,875,650) ..................................                     1,154,588,474
                                                                                                          -------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                     PRINCIPAL
 INCOME SECURITIES FUND                                                                                AMOUNT*         VALUE
---------------------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT .8%
 Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $9,203,381) (COST $9,198,596) ......  $  9,198,596        $  9,198,596
  Barclays Capital Inc. (Maturity Value $467,370)
  Bear, Stearns & Co. Inc. (Maturity Value $121,171)
  Chase Securities Inc. (Maturity Value $952,048)
  CIBC Oppenheimer Corp. (Maturity Value $952,048)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $952,048)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $952,048)
  Goldman, Sachs & Co. (Maturity Value $259,650)
  Greenwich Capital Markets Inc. (Maturity Value $952,048)
  Lehman Brothers Inc. (Maturity Value $173,100)
  NationsBanc Montgomery Securities LLC (Maturity Value $952,048)
  Paine Webber Inc. (Maturity Value $519,299)
  Paribas Corp. (Maturity Value $952,048)
  Warburg Dillon Read LLC (Maturity Value $998,455)
    Collateralized by U.S. Treasury Bills & Notes ...............................................                     --------------
 TOTAL INVESTMENTS (COST $1,091,074,246) 98.1% ..................................................                      1,163,787,070
 OTHER ASSETS, LESS LIABILITIES 1.9% ............................................................                         22,052,817
                                                                                                                      --------------
 NET ASSETS 100.0% ..............................................................................                     $1,185,839,887
                                                                                                                      ==============

See currency abbreviations on page 162.

*Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(c)See Note 8 regarding restricted securities.
(f)See Note 1(c) regarding joint repurchase agreements.

92                                        See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                         PRINCIPAL
 MONEY MARKET FUND                                                                         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------
 CERTIFICATES OF DEPOSIT 19.3%
 Bank of America NT & SA, 5.10%, 3/05/99 ............................................   $ 5,000,000   $ 5,000,000
 Bayerische Vereinsbank, New York Branch, 4.95%, 5/18/99 - 5/19/99 ..................    10,000,000    10,000,000
 Commerzbank AG, New York Branch, 5.43%, 1/26/99 ....................................     5,000,000     5,000,034
 Deutsche Bank AG, New York Branch, 5.685%, 6/03/99 .................................     4,850,000     4,851,929
 Dresdner Bank AG, New York Branch, 5.09%, 4/07/99 ..................................     5,000,000     5,000,130
 Landesbank Hessen Thuringen, New York Branch, 5.27%, 1/12/99 .......................     5,000,000     5,000,008
 National Westminster Bank, New York Branch, 5.745%, 4/06/99 ........................     5,000,000     4,997,823
 Rabobank Nederland, NV, New York Branch, 5.70%, 4/20/99 ............................     5,000,000     4,997,591
 Societe Generale, New York Branch, 5.56% - 5.58%, 1/19/99 - 1/22/99 ................    10,000,000     9,999,784
 Swiss Bank Corp., New York Branch, 5.81%, 4/29/99 ..................................     5,000,000     4,999,381
 Toronto Dominion Bank, New York Branch, 4.94% - 5.59%, 2/09/99 - 6/15/99 ...........    10,000,000    10,000,000
 UBS AG, New York Branch, 5.11%, 1/14/99 - 1/15/99 ..................................    10,000,000    10,000,000
                                                                                                      -----------
 TOTAL CERTIFICATES OF DEPOSIT (COST $79,846,680) ...................................                  79,846,680
                                                                                                      -----------
(d)COMMERCIAL PAPER 63.9%
 AIG Funding Inc., 5.35%, 1/12/99 - 1/13/99 .........................................    10,000,000     9,982,910
 American Express Credit Corp., 5.00% - 5.30%, 1/04/99 - 3/04/99 ....................    15,000,000    14,951,796
 Associates Corp. of North America, 5.01% - 5.35%, 1/25/99 - 2/03/99 ................    15,000,000    14,936,938
 Bellsouth Telecommunications Inc., 5.15%, 2/24/99 ..................................     5,000,000     4,961,375
 Campbell Soup Co., 4.97% - 5.07%, 3/17/99 - 3/29/99 ................................    17,000,000    16,801,474
 Canada Bills, 4.83%, 5/11/99 .......................................................     5,000,000     4,912,792
 Canadian Imperial Holdings Inc., 4.94%, 4/12/99 ....................................     5,000,000     4,930,703
 Canadian Wheat Board, 5.05%, 2/05/99 ...............................................     5,000,000     4,975,451
 Chevron U.K. Investment PLC, 4.87% - 4.90%, 5/14/99 - 5/21/99 ......................    15,000,000    14,722,774
 CIESCO, L.P., 5.00% - 5.125%, 1/06/99 - 1/08/99 ....................................    10,000,000     9,991,545
 Coca Cola Co., 5.07%, 2/17/99 - 2/19/99 ............................................    15,000,000    14,898,600
 Commerzbank US Finance Inc., 5.45%, 2/12/99 ........................................     5,000,000     4,968,208
 Dupont (E.I.) De Nemours & Co., 4.90% - 5.16%, 1/07/99 - 4/14/99 ...................    15,000,000    14,896,986
 Export Development Corp., 4.95%, 1/20/99 ...........................................     5,000,000     4,986,937
 General Electric Capital Corp., 5.34% - 5.48%, 1/14/99 - 1/25/99 ...................    20,000,000    19,943,982
 International Lease Finance Corp., 5.12%, 2/04/99 ..................................     5,000,000     4,975,822
 J. P. Morgan & Co. Inc., 4.94%, 4/13/99 ............................................     5,000,000     4,930,017
 Merrill Lynch & Co. Inc., 5.31% - 5.33%, 1/11/99 - 1/29/99 .........................    10,000,000     9,971,947
 Motorola Inc., 5.07% - 5.12%, 1/26/99 - 1/28/99 ....................................    10,000,000     9,963,210
 National Rural Utilities Cooperative Finance Corp., 4.94% - 5.12%, 2/08/99 - 4/16/99    17,575,000    17,428,611
 Province of Alberta, 5.34%, 1/20/99 ................................................    10,000,000     9,971,817
 Province of British Columbia, 4.80% - 5.29%, 3/08/99 - 6/09/99 .....................    17,000,000    16,721,887
 Societe Generale N.A. Inc., 5.30%, 1/21/99 .........................................     5,000,000     4,985,278
 Toyota Motor Credit Corp., 5.15% - 5.36%, 1/15/99 - 2/05/99 ........................    10,000,000     9,964,543
 Walt Disney Co., 5.15%, 1/26/99 - 1/28/99 ..........................................    15,000,000    14,944,208
                                                                                                      -----------
 TOTAL COMMERCIAL PAPER (COST $264,719,811) .........................................                 264,719,811
                                                                                                      -----------
 U.S. GOVERNMENT AGENCY SECURITIES 11.7%
 Federal Farm Credit Bank, 4.80%, 4/30/99 ............................................   10,000,000     9,841,333
 Federal Home Loan Bank, 4.72% - 4.81%, 5/26/99 - 6/16/99 ...........................    10,099,000     9,891,155
 Freddie Mac, 4.78% - 4.86%, 3/26/99 - 5/14/99 ......................................    14,439,000    14,247,210
 Fannie Mae, 4.72% - 4.74%, 6/10/99 .................................................    15,000,000    14,684,444
                                                                                                      -----------
 TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $48,664,142) .........................                  48,664,142
                                                                                                      ===========
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $393,230,633) .................                 393,230,633
                                                                                                      ===========


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                     PRINCIPAL
 MONEY MARKET FUND                                                                     AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
(g)REPURCHASE AGREEMENTS 4.8%
 NationsBanc Montgomery Securities LLC, 4.50%, 1/04/99 (Maturity Value $9,959,977)
   Collateralized by U.S. Treasury Notes .........................................   $ 9,955,000    $  9,955,000
 Warburg Dillon Read LLC, 4.75%, 1/04/99 (Maturity Value $9,960,254)
   Collateralized by U.S. Treasury Notes .........................................      9,955,000      9,955,000
                                                                                                    ------------
 TOTAL REPURCHASE AGREEMENTS (COST $19,910,000) ..................................                    19,910,000
                                                                                                    ------------
 TOTAL INVESTMENTS (COST $413,140,633) 99.7% .....................................                   413,140,633
 OTHER ASSETS, LESS LIABILITIES .3% ..............................................                     1,200,125
                                                                                                    ------------
 NET ASSETS 100.0% ...............................................................                  $414,340,758
                                                                                                    ============


(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreements.

94                                        See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                SHARES/
MUTUAL DISCOVERY SECURITIES FUND                                                  COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 79.8%
  AUTOMOBILES .7%
  General Motors Corp. .................................................       United States      20,000     $  1,431,250
  Volvo AB, B ..........................................................          Sweden           5,000          114,733
                                                                                                             ------------
                                                                                                                1,545,983
                                                                                                             ------------
  BANKING 3.6%
  Banca Nazionale del Lavoro SpA, di Risp ..............................           Italy         484,000        1,354,895
  Bank One Corp. .......................................................       United States      10,700          546,369
  BankAmerica Corp. ....................................................       United States     10,738           645,622
  Crestar Financial Corp. ..............................................       United States       2,700          194,400
  Kapital Holding ......................................................          Denmark         12,740          630,544
  Merita AS ............................................................          Finland        130,600          830,533
  UST Corp., Inc. ......................................................       United States      85,000        2,002,813
  Vermont Financial Services Corp. .....................................       United States      58,100        1,931,825
                                                                                                             ------------
                                                                                                                8,137,001
                                                                                                             ------------
  BEVERAGES & TOBACCO 3.6%
  Farmer Brothers Co. ..................................................       United States       7,000        1,498,000
  Heineken Holding NV, A ...............................................        Netherlands       8,917           427,628
  Kita Kyushu Coca-Cola Bottling Co. Ltd. ..............................           Japan          36,700        1,151,755
  Mikuni Coca-Cola Bottling Co. ........................................           Japan          35,000          749,335
  Philip Morris Companies. Inc. ........................................       United States      34,000        1,819,000
  RJR Nabisco Holdings Corp. ...........................................       United States      82,000        2,434,375
  Shikoku Coca-Cola Bottling Co. Ltd. ..................................           Japan           1,300           15,893
                                                                                                             ------------
                                                                                                                8,095,986
                                                                                                             ------------
  BROADCASTING & PUBLISHING 5.3%
  Alma Media OYJ, Series 2 .............................................          Finland         39,100        1,274,144
(a)Capstar Broadcasting Corp., A .......................................       United States       4,100           93,788
(a)Chancellor Media Corp., A ...........................................        United States     27,800        1,330,925
  Dow Jones & Co. Inc. .................................................       United States      39,500        1,900,938
(a)Mediaone Group Inc. .................................................        United States     19,000          893,000
(a) Modern Times Group AB ..............................................            Sweden        72,000        1,065,903
  NV Holdingsmij de Telegraaf ..........................................        Netherlands       83,150        2,237,478
  Seat Pagine Gialle SpA ...............................................           Italy       2,469,000        1,897,109
  United News & Media Plc. .............................................      United Kingdom     106,280          920,368
  Washington Post Co., B ...............................................       United States         500          288,969
                                                                                                             ------------
                                                                                                               11,902,622
                                                                                                             ------------
  BUSINESS & PUBLIC SERVICES 5.5%
  Corporate Services Group Plc., A .....................................      United Kingdom     893,191        2,251,367
  IFIL Finanziaria Partecipazioni SpA ..................................           Italy         324,000        1,356,761
  Ratin AS, B ..........................................................          Denmark            365           77,422
  Sophus Berendsen AS, B ...............................................          Denmark         53,118        1,844,462
  Suez Lyonnaise des Eaux SA ...........................................          France          32,968        6,775,136
(a)Suez Lyonnaise des Eaux SA, fgn. ....................................          France           8,300              242
                                                                                                             ------------
                                                                                                               12,305,390
                                                                                                             ------------
  CHEMICALS 2.9%
(a) Bush Boake Allen Inc. ..............................................       United States      55,000        1,938,750
  Chemfirst Inc. .......................................................       United States      43,000          849,250
  Morton International Inc. ............................................       United States      75,100        1,839,950
  Olin Corp. ...........................................................       United States      16,100          455,831
  Yule Catto & Company Plc. ............................................      United Kingdom     318,144        1,323,284
                                                                                                             ------------
                                                                                                                6,407,065
                                                                                                             ------------
  DATA PROCESSING & REPRODUCTION .4%
(a)National Processing Inc. ............................................       United States      34,000          187,000
  Tecnost Mael SpA .....................................................           Italy         201,100          663,446
                                                                                                             ------------
                                                                                                                  850,446
                                                                                                             ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  ELECTRICAL & ELECTRONICS 2.3%
  Philips Electronics NV ...............................................        Netherlands       28,100       $  1,886,609
                                                                                                               ------------
  Philips Electronics NV, ADR ..........................................        Netherlands        5,300            358,744
  Racal Electronics Plc. ...............................................      United Kingdom     349,303          2,016,607
(a)Wang Laboratories Inc., A ...........................................       United States      28,100            779,775
                                                                                                               ------------
                                                                                                                  5,041,735
                                                                                                               ------------
  ELECTRONIC COMPONENTS & INSTRUMENTS .2%
(a)Amphenol Corp., A ...................................................       United States      10,032            302,841
(a)NBS Technologies Inc. ...............................................           Canada         54,600             56,875
                                                                                                               ------------
                                                                                                                    359,716
                                                                                                               ------------
  ENERGY EQUIPMENT & SERVICES 3.7%
  Baker Hughes Inc. ....................................................       United States      54,900            971,044
(a)BJ Services Co. .....................................................       United States      73,000          1,140,625
(a) Cie Generale De Geophysique SA .....................................           France          8,600            501,418
(a) Cie Generale De Geophysique SA, ADR ................................           France         30,000            326,250
(a) Cooper Cameron Corp. ...............................................        United States     37,500            918,750
  ISIS SA ..............................................................           France          8,278            591,265
(a) Noble Drilling Corp. ...............................................        United States     66,100            855,169
  Transocean Offshore Inc. .............................................        United States     42,900          1,150,256
(a) Veritas DGC Inc. ...................................................        United States    100,400          1,305,200
(a) Weatherford International Inc. .....................................        United States     27,000            523,125
                                                                                                               ------------
                                                                                                                  8,283,102
                                                                                                               ------------
  ENERGY SOURCES 4.0%
(a) Conoco Inc., A .....................................................        United States     15,000            313,125
  Electrafina SA .......................................................           Belgium        32,809          4,297,653
(a) Ocean Energy Inc. ..................................................        United States     52,900            333,931
(a) Santa Fe Energy Resources Inc. .....................................        United States    147,700          1,089,288
  Societe Elf Aquitaine SA, Br. ........................................           France         21,300          2,463,177
  Societe Elf Aquitaine SA, ADR ........................................           France          9,000            509,625
                                                                                                               ------------
                                                                                                                  9,006,799
                                                                                                               ------------
  FINANCIAL SERVICES 7.8%
(a) Amerin Corp. .......................................................        United States        200              4,725
  Bankers Trust Corp. ..................................................        United States      4,500            384,469
  Bear Stearns Co. Inc. ................................................        United States     19,700            736,288
(a) Cir Cie Industriali Riunite SpA Torino .............................             Italy       500,900            562,279
(a) Cir Cie Industriali Riunite SpA Torino, Di Risp ....................             Italy       132,400            142,201
  CIT Group Inc., A ....................................................        United States     34,500          1,097,531
  Corporacion Financiera Alba SA .......................................            Spain         13,850          2,316,551
  Electra Investment Trust Plc. ........................................        United Kingdom   139,500          1,270,714
  Greenpoint Financial Corp. ...........................................        United States     21,500            755,188
  Household International Inc. .........................................        United States     45,200          1,791,050
  Indymac Mortgage Holdings Inc. .......................................        United States     30,700            324,269
(c)Laser Mortgage Management Inc. ......................................        United States     94,000            511,125
  Lehman Brothers Holdings Inc. ........................................        United States     42,100          1,855,031
(a) Mercury European Privitization Trust Plc., wts. ....................        United Kingdom   540,000            552,533
  Metris Cos. Inc. .....................................................        United States     14,600            734,563
  Morgan Stanley Dean Witter & Co. .....................................        United States     17,000          1,207,000
  Pargesa Holdings SA ..................................................         Switzerland         700          1,105,934
  Pioneer Group Inc. ...................................................        United States     60,600          1,196,850
  Sunamerica Inc. ......................................................        United States     13,200          1,070,850
                                                                                                               ------------
                                                                                                                 17,619,151
                                                                                                               ------------
  FOOD & HOUSEHOLD PRODUCTS 1.5%
  Hillsdown Holdings Plc. ..............................................        United Kingdom   859,900          1,087,304
(a) Rubbermaid Inc .....................................................        United States     10,700            336,381
(a) Scott's Restaurants Inc. ...........................................            Canada        18,800             86,901

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY      WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  FOOD & HOUSEHOLD PRODUCTS (CONT.)
(a)Scott's Restaurants Inc., C .........................................         Canada          50,000      $   224,609
  U.S. Industries Inc. .................................................      United States      83,500        1,555,188
                                                                                                             -----------
                                                                                                               3,290,383
                                                                                                             -----------
  HEALTH & PERSONAL CARE .1%
(a) Ventas Inc. ........................................................      United States      25,700          313,219
                                                                                                             -----------
  INDUSTRIAL COMPONENTS 3.0%
  BTR Plc. .............................................................      United Kingdom    382,200          782,141
  Charter Plc. .........................................................      United Kingdom    137,000          743,066
  DT Industries Inc. ...................................................      United States     100,000        1,575,000
  Konin Emballage Ind Van Leer .........................................        Netherlands       2,400           50,514
  Lucas Varity Plc. ....................................................      United Kingdom    665,000        2,190,666
  Lucas Varity Plc., ADR ...............................................      United Kingdom     11,500          385,250
(a)Owens-Illinois Inc. .................................................      United States      31,600          967,750
                                                                                                             -----------
                                                                                                               6,694,387
                                                                                                             -----------
  INSURANCE 1.6%
(a) Alleghany Corp. ....................................................      United States       2,020          379,508
  Allmerica Financial Corp. ............................................      United States       1,500           86,813
  Assurances Generales de France AGF ...................................          France         16,912        1,010,566
  Berkeley W R Corp. ...................................................      United States      21,800          742,563
(a) Companhia de Seguros Mundial Confianca SA ..........................         Portugal        14,600          464,342
  Provident Companies Inc. .............................................      United States       3,500          145,250
  Sampo Insurance Co. Plc., A ..........................................         Finland         22,000          838,567
                                                                                                             -----------
                                                                                                               3,667,609
                                                                                                             -----------
  LEISURE & TOURISM 1.0%
(a) Promus Hotel Corp. .................................................      United States      16,700          540,663
  Thistle Hotels Plc. ..................................................      United Kingdom    988,135        1,767,316
                                                                                                             -----------
                                                                                                               2,307,979
                                                                                                             -----------
  MACHINERY & ENGINEERING 2.7%
(a) Gardner Denver Inc. ................................................      United States      70,000        1,032,500
  IMI Plc. .............................................................      United Kingdom    169,400          669,370
  Siebe Plc. ...........................................................      United Kingdom    196,100          769,979
(a) Sulzer AG ..........................................................        Switzerland         600          365,198
  TT Group Plc. ........................................................      United Kingdom    546,250        1,940,344
  United Dominion Industries Ltd. ......................................          Canada         65,600        1,336,600
                                                                                                             -----------
                                                                                                               6,113,991
                                                                                                             -----------
  MERCHANDISING 1.3%
(a) Federated Department Stores Inc. ...................................      United States      12,600          548,888
  FKI Plc. .............................................................      United Kingdom    710,500        1,589,922
(a) Toys R Us Inc. .....................................................      United States      50,300          848,813
                                                                                                             -----------
                                                                                                               2,987,623
                                                                                                             -----------
  METALS & MINING 1.5%
(a) Olympic Steel Inc. .................................................      United States      35,300          176,500
(a) Stillwater Mining Co. ..............................................      United States      22,600          926,600
  Trelleborg AB, B .....................................................          Sweden        279,300        2,274,149
                                                                                                             -----------
                                                                                                               3,377,249
                                                                                                             -----------
  MULTI-INDUSTRY 18.6%
  Aker RGI ASA, A ......................................................          Norway         69,500          729,755
  Albatros Investissement SA ...........................................          France         11,800          422,470
(a) Berkshire-Hathaway Inc., A .........................................       United States         21        1,470,000
  Brierley Investments Ltd. ............................................        New Zealand   4,767,154        1,082,849
  CGIP-Compagnie Generale Industrie de Participation ...................          France         66,330        3,657,162
  Cie Financiere Richemont AG, A .......................................        Switzerland       2,861        4,045,185

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       WARRANTS         VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  MULTI-INDUSTRY (CONT.)
  Custos AB, A .............................................................      Sweden           72,400     $  1,429,100
  Custos AB, B .............................................................      Sweden           81,540        1,594,425
  Financiere Et Industrielle Gaz Et Eaux SA ................................      France            7,410          393,965
  Forvaltnings AB Ratos, B .................................................      Sweden          168,200        1,182,783
  Inchcape Plc. ............................................................  United Kingdom      462,800          989,432
  Investor AB, A ...........................................................      Sweden           24,150        1,075,545
  Investor AB, B ...........................................................      Sweden           95,850        4,327,901
  Invik & Co. AB, B ........................................................      Sweden           13,500        1,099,213
  Kansas City Southern Industries Inc. .....................................   United States      134,000        6,591,125
  Kinnevik AB, B ...........................................................      Sweden           37,887          888,072
  Lagardere S.C.A ..........................................................      France           36,870        1,567,546
  Montedison SpA ...........................................................       Italy        2,800,000        3,713,654
  Rieber & Son AS, B .......................................................      Norway          100,000          741,567
(a)Saab AB, B ..............................................................       Sweden         184,100        1,930,531
(a)Societe Europeenne de Communication SA, ADR .............................       Sweden          18,000          326,250
  Ste Eurafrance ...........................................................      France            1,633        1,081,612
  Tomkins Plc. .............................................................  United Kingdom      293,718        1,382,950
                                                                                                               -----------
                                                                                                                41,723,092
                                                                                                               -----------
  REAL ESTATE 2.2%
(a)Asticus AB ..............................................................      Sweden           49,285          483,377
  Castellum AB .............................................................      Sweden           79,400          862,000
  First Union Real Estate Equity & Mtg. Investments, SBI ...................   United States       69,000          405,375
  LNR Property Corp. .......................................................   United States       38,200          761,613
  LNR Property Corp., B ....................................................   United States       39,000          777,563
  Security Capital European Realty .........................................   United States       11,745          234,900
(a)Security Capital US Realty, A ...........................................     Luxembourg        79,800          790,020
  Starwood Hotels & Resorts Trust ..........................................   United States       26,500          601,219
                                                                                                               -----------
                                                                                                                 4,916,067
                                                                                                               -----------
  TELECOMMUNICATIONS 2.9%
(a)Embratel Participacoes SA ...............................................       Brazil      18,770,000          163,116
(a)Tele Celular Sul Participacoes SA .......................................       Brazil      18,952,000           17,568
(a)Tele Centro Oeste Celular Participacoes SA ..............................       Brazil      18,770,000           14,758
(a)Tele Centro Sul Participacoes SA ........................................       Brazil      19,906,100          131,801
(a)Tele Norte Leste Participacoes SA, ADR ..................................       Brazil      19,655,300          161,049
(a) Tele Sudeste Celular Participacoes SA ..................................        Brazil     18,770,000           52,819
  Telecom Italia SpA .......................................................       Italy          199,700        1,703,868
  Telecom Italia SpA, di Risp ..............................................       Italy          159,000          999,257
(a)Tele-Communications Inc., A .............................................   United States       28,400        1,570,875
(a)Telemig Celular Participacoes SA ........................................       Brazil      18,770,000           13,205
  Telephone & Data Systems Inc. ............................................   United States       31,000        1,393,063
(a)Telesp Celular Participacoes SA .........................................       Brazil      18,770,000           80,781
(a)Telesp Participacoes SA .................................................       Brazil      17,843,900          228,910
                                                                                                               -----------
                                                                                                                 6,531,070
                                                                                                               -----------
  TRANSPORTATION 2.8%
  ASG AB, B ................................................................      Sweden           27,900          528,344
  BTL AB, B ................................................................      Sweden          319,500        1,261,319
  Florida East Coast Industries Inc. .......................................   United States       26,200          921,913
  Golden Ocean Group Ltd., wts., 8/31/01 ...................................   United States          615               --
  Railtrack Group Plc. .....................................................  United Kingdom      136,576        3,572,040
  Smit Internationale NV ...................................................    Netherlands         1,183           26,034
                                                                                                               -----------
                                                                                                                 6,309,650
                                                                                                               -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                SHARES/
MUTUAL DISCOVERY SECURITIES FUND                                                 COUNTRY        WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
  UTILITIES ELECTRICAL & GAS .6%
(a)Citizens Utilities Co., B .............................................      United States   168,512      $  1,369,160
  VEBA AG ................................................................        Germany           200            11,852
                                                                                                             ------------
                                                                                                                1,381,012
                                                                                                             ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $175,271,239)                                                        179,168,327
                                                                                                             ============
  PREFERRED STOCKS .8%
(a)Embratel Participacoes SA, ADR, pfd. ..................................         Brazil        21,400           298,262
(a)Tele Celular Sul Participacoes SA, ADR, pfd. ..........................         Brazil         2,140            37,316
(a)Tele Centro Oeste Celular Participacoes SA, ADR, pfd. .................         Brazil         7,126            20,933
(a)Tele Centro Sul Participacoes SA, ADR, pfd. ...........................         Brazil         8,280           346,207
(a)Tele Norte Leste Participacoes SA, ADR, pfd. ..........................         Brazil        36,000           447,750
(a)Tele Sudeste Celular Participacoes SA, ADR, pfd. ......................         Brazil         4,280            88,542
(a)Telemig Celular Participacoes SA, ADR, pfd. ...........................         Brazil         1,070            22,738
(a)Telesp Celular Participacoes SA, ADR, pfd. ............................         Brazil         8,560           149,800
(a)Telesp Participacoes SA, ADR, pfd. ....................................         Brazil        19,700           435,863
                                                                                                             ------------
   TOTAL PREFERRED STOCKS (COST $2,512,751)                                                                     1,847,411
                                                                                                             ------------

                                                                                               PRINCIPAL
                                                                                                AMOUNT*
                                                                                                -------
  BONDS 1.6%
  Compania Siderurgica De Guadalajara SA De CV:
     10.50%, 11/15/07 ....................................................         Mexico       $   70,000               38,500
     144A,10.50%, 11/15/07 ...............................................         Mexico           40,000               22,000
  Eurotunnel Finance Ltd.:
     Equity Note 12/31/03 ................................................     United Kingdom      188,008  GBP          90,712
     Participating Loan Note 4/30/40 .....................................     United Kingdom       90,000  GBP          49,414
  Eurotunnel Plc.:
     12/31/12, Tier 1 ....................................................     United Kingdom      269,214  GBP         376,241
     12/31/18, Tier 2 ....................................................     United Kingdom      311,578  GBP         404,344
     12/31/25, Tier 3 ....................................................     United Kingdom      160,000  GBP         177,024
     12/31/50, Resettable Advance R5 .....................................     United Kingdom      202,650  GBP         124,749
     Stabilization Advance S8 Tier 1 .....................................     United Kingdom       34,736  GBP          10,114
     Stabilization Advance S8 Tier 2 .....................................     United Kingdom       21,269  GBP           4,954
  Eurotunnel SA:
     12/31/18, Tier 2 (Libor) ............................................        France           678,266  FRF          94,706
     12/31/18, Tier 2 (Pibor) ............................................        France           121,735  FRF          16,998
  Fine Host Corp., 144A, 5.00%, 11/01/04 .................................      United States      910,000              700,700
  Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01 .........................      United States      570,000              159,600
  MCII Holdings, 0/12.00%, 11/15/02 ......................................      United States      100,000               83,000
  Security Capital US Realty, 2.00%, 5/22/03 .............................       Luxembourg        586,000              462,940
  Southwest Royalties Inc., B, 10.50%, 10/15/04 ..........................      United States      460,000              186,300
  TFM SA de CV
     144A, 10.25%, 6/15/07 ...............................................         Mexico          250,000              212,500
     144A, zero cpn. to 6/15/02, 11.75% thereafter, 6/15/09 ..............         Mexico          450,000              234,000
  Tribasa Toll Road Trust I, 144A, 10.50%, 12/01/11 ......................         Mexico          187,526              113,922
                                                                                                                   ------------
  TOTAL BONDS (COST $4,105,836)                                                                                       3,562,718
                                                                                                                   ------------
  BONDS & NOTES IN REORGANIZATION 1.5%
(a)Alpargatas SA Industrial y Comercial:
     11.75%, 8/18/98 .....................................................       Argentina         150,000               24,000
     9.00%, 2/20/99 ......................................................       Argentina         320,000               48,000
     Bank Claim ..........................................................       Argentina         425,000               63,750
(a)Banque Pallas Stern, 3/24/00 ..........................................         France        1,410,000  FRF         153,969
(a)Brunos Inc., Bank Claim:
    Revolver Commitment ..................................................      United States       84,000               54,600
    Tranche A ............................................................      United States      138,000               89,700
    Tranche B ............................................................      United States       85,000               55,250

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                 PRINCIPAL
  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY         AMOUNT*             VALUE
-------------------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
(a)Buenos Aires Embotelladora SA:
     8.50%, 12/29/00, ......................................................     Argentina       $   50,000         $    21,000
     144A, 8.50%, 12/29/00 .................................................     Argentina           84,000              35,280
     Bank Claim ............................................................     Argentina        1,853,634             704,381
(a)Credit Leasing, Bank Claim ..............................................       Japan         45,482,299 JPY          64,010
(a)Dow Corning Corp., 9.375%, 2/20/99 ......................................   United States        300,000             393,000
(a)Koninklijke Nederlandse Vliegtuigenfabriek Fokke, Trade Claim ...........    Netherlands         950,000 NLG         384,718
  Mercury Finance Co., Bank Claim, MTN:
     8.15%, 5/14/97 ........................................................   United States        220,873             198,786
     7.33%, 6/29/99 ........................................................   United States        126,874             114,187
     7.42%, 6/29/00 ........................................................   United States        154,676             139,208
  Mercury Finance Co., Commercial Paper:
     1/31/97 ...............................................................   United States         40,471              36,424
     2/07/97 ...............................................................   United States          6,810               6,129
     2/11/97 ...............................................................   United States        229,914             206,923
     2/18/97 ...............................................................   United States        500,847             450,762
     2/20/97 ...............................................................   United States          7,495               6,745
     3/17/97 ...............................................................   United States         19,622              17,659
     4/11/97 ...............................................................   United States          4,285               3,857
     4/18/97 ...............................................................   United States         12,001              10,801
     4/22/97 ...............................................................   United States          6,857               6,171
     4/24/97 ...............................................................   United States         10,285               9,257
     6/29/98 ...............................................................   United States         55,529              49,976
     4/05/01 ...............................................................   United States         60,265              54,239
(a)Nippon Credit Bank Ltd., Bank Claim .....................................       Japan         23,138,740  JPY         32,776
(a) Nippon Total Finance, Bank Claim .......................................       Japan         21,981,960  JPY         11,593
                                                                                                                    -----------
  TOTAL BONDS & NOTES IN REORGANIZATION (COST $4,583,023)                                                             3,447,151
                                                                                                                    -----------
  TOTAL LONG TERM INVESTMENTS (COST $186,472,849)                                                                   188,025,607
                                                                                                                    -----------
(d)SHORT TERM INVESTMENTS 12.1%
  Fannie Mae, 4.45% to 5.37%, with maturities to 6/30/99 ...................   United States     20,600,000          20,303,134
  Federal Home Loan Bank, 4.62% to 4.68% with maturities to 6/21/99 ........   United States      4,500,000           4,415,202
  Federal Home Loan Mortgage Corp., 4.96%, 3/29/99 .........................   United States      2,500,000           2,469,715
                                                                                                                    -----------
  TOTAL SHORT TERM INVESTMENTS (COST $27,187,686)                                                                    27,188,051
                                                                                                                    -----------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $213,660,535)                                                 215,213,658
                                                                                                                    -----------
(g)REPURCHASE AGREEMENT (COST 2,300,000) 1.0%
  Bank of New York Co. Inc., 4.25%, 1/04/99 (Maturity Value $2,300,272)
   Collateralized by U.S. Treasury Notes & Bonds ...........................   United States      2,300,000           2,300,000
                                                                                                                    -----------
  TOTAL INVESTMENTS (COST $215,960,535) 96.8% ..............................                                        217,513,658
  SECURITIES SOLD SHORT (4.1%) .............................................                                         (9,311,593)
  OPTIONS WRITTEN ..........................................................                                               (113)
  NET EQUITY IN FORWARD CONTRACTS (.5%) ....................................                                         (1,003,049)
  OTHER ASSETS, LESS LIABILITIES 7.8% ......................................                                         17,457,274
                                                                                                                    -----------
  TOTAL NET ASSETS 100.0%                                                                                          $224,656,177
                                                                                                                   ============



100

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  MUTUAL DISCOVERY SECURITIES FUND                                                COUNTRY       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------
  SECURITIES SOLD SHORT
  American International Group Inc. .......................................    United States    11,300     $1,091,862
  AT&T Corp. ..............................................................    United States    22,500      1,693,125
(a)Cap Gemini SA ..........................................................        France       14,150      2,272,126
  Carrefour Supermarche SA ................................................       France         1,528       1,154,028
(a) DST Systems Inc. ......................................................      United States  21,000      1,198,312
  Edison SpA ..............................................................        Italy        47,900        564,769
  Newell Co. ..............................................................    United States     8,550        352,687
  Suntrust Banks Inc. .....................................................    United States     3,000        229,500
  Telecom Italia Mobile SpA ...............................................        Italy       100,800        745,971
(a) Tele-Communications Inc., Liberty Media Group, A ......................      United States     200          9,213
                                                                                                           ----------
  TOTAL SECURITIES SOLD SHORT (PROCEEDS $7,799,126)                                                        $9,311,593
                                                                                                           ==========

  OPTIONS WRITTEN                                                                 COUNTRY      CONTRACTS        VALUE
---------------------------------------------------------------------------------------------------------------------
  Bankers Trust Corp., January/90/Call (PREMIUMS RECEIVED $1,346) .........    United States         9     $      113
                                                                                                           ----------

See currency abbreviations on page 162.

*Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income Producing.
(c)See Note 8 regarding restricted securities.
(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   MUTUAL SHARES SECURITIES FUND                   COUNTRY          SHARES         VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS 78.9%
   AEROSPACE & MILITARY TECHNOLOGY 1.5%
(a)Coltec Industries Inc. .............         United States       153,800     $ 2,999,100
   General Motors Corp., H ............         United States        12,000         476,250
(a)Hexcel Corp. .......................         United States        42,000         351,750
   Lockheed Martin Corp. ..............         United States        14,400       1,220,400
   Northrop Grumman Corp. .............         United States        28,700       2,098,688
                                                                                -----------
                                                                                  7,146,188
                                                                                -----------
   APPLIANCES & HOUSEHOLD DURABLES .5%
   Premark International Inc. .........         United States        66,200       2,292,175
                                                                                -----------
   AUTOMOBILES 2.4%
   Borg-Warner Automotive Inc. ........         United States        52,900       2,952,481
(a)General Motors Corp. ...............         United States       118,300       8,465,844
   Volvo AB, B ........................             Sweden            4,300          98,670
                                                                                -----------
                                                                                 11,516,995
                                                                                -----------
   BANKING 7.8%
   Bank One Corp. .....................         United States       176,800       9,027,850
   Bankamerica Corp. ..................         United States        24,478       1,471,740
   Chase Manhattan Corp. ..............         United States       260,200      17,709,862
   Crestar Financial Corp. ............         United States         4,900         352,800
   First Union Corp. ..................         United States       123,882       7,533,574
   National City Corp. ................         United States        24,500       1,776,250
                                                                                -----------
                                                                                 37,872,076
                                                                                -----------
   BEVERAGES & TOBACCO 4.7%
   Heineken Holding NV, A .............          Netherlands         41,950       2,011,776
   Philip Morris Cos. Inc. ............         United States       130,000       6,955,000
   RJR Nabisco Holdings Corp. .........         United States       281,700       8,362,969
   UST Inc. ...........................         United States       157,500       5,492,813
                                                                                -----------
                                                                                 22,822,558
                                                                                -----------
   BROADCASTING & PUBLISHING 6.3%
   Central Newspapers Inc., A .........         United States        59,200       4,229,100
   Daily Mail & General Trust Plc., A .         United Kingdom       25,300       1,194,599
   Dow Jones & Co. Inc. ...............         United States        76,500       3,681,562
(a)Mediaone Group Inc. ................         United States       197,600       9,287,200
   Readers Digest Association Inc., A .         United States        37,600         947,050
   Scripps Co., A .....................         United States        82,000       4,079,500
   United News & Media Plc ............         United Kingdom      182,768       1,582,743
   Washington Post Co., B .............         United States         9,000       5,201,438
                                                                                -----------
                                                                                 30,203,192
                                                                                -----------
   BUILDING MATERIALS & COMPONENTS .8%
(a)American Standard Cos. Inc. ........         United States       110,900       3,992,400
                                                                                -----------
   BUSINESS & PUBLIC SERVICES 2.2%
(a)Healthsouth Corp. ..................         United States       201,200       3,106,025
   Suez Lyonnaise des Eaux SA .........             France           37,200       7,644,839
                                                                                -----------
                                                                                 10,750,864
                                                                                -----------
   CHEMICALS 2.2%
(a)Cytec Industries Inc. ..............         United States        92,600       1,967,750
   Morton International Inc. ..........         United States       213,600       5,233,200
   Olin Corp. .........................         United States       114,000       3,227,625
                                                                                -----------
                                                                                 10,428,575
                                                                                -----------
   ELECTRICAL & ELECTRONICS .9%
   Philips Electronics NV .............          Netherlands         30,000       2,030,625
(a)Wang Laboratories Inc., A ..........         United States        85,900       2,383,725
                                                                                -----------
                                                                                  4,414,350
                                                                                -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   MUTUAL SHARES SECURITIES FUND                  COUNTRY           SHARES        VALUE
------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY EQUIPMENT & SERVICES 2.2%
   Baker Hughes Inc. ..................         United States       162,500    $ 2,874,219
(a)Cooper Cameron Corp. ...............         United States       112,700      2,761,150
(a)Seacor Smit Inc. ...................         United States        20,000        988,750
   Transocean Offshore Inc. ...........         United States        76,300      2,045,794
(a)Weatherford International Inc. .....         United States        94,250      1,826,094
                                                                               -----------
                                                                                10,496,007
                                                                               -----------
   ENERGY SOURCES 2.7%
   Amoco Corp. ........................         United States         9,000        543,375
(a)Conoco Inc., A .....................         United States        50,000      1,043,750
(a)Ocean Energy Inc. ..................         United States       205,000      1,294,063
   Shell Transport & Trading Co. Plc ..         United Kingdom      553,300      3,387,645
(a)Smith International Inc. ...........         United States        24,200        609,538
   Societe Elf Aquitaine SA, Br .......             France           51,500      5,955,569
                                                                               -----------
                                                                                12,833,940
                                                                               -----------
   FINANCIAL SERVICES 9.8%
   Bankers Trust Corp. ................         United States         9,800        837,287
   Bear Stearns Co. Inc. ..............         United States       100,300      3,748,712
   CIT Group Inc., A ..................         United States        75,000      2,385,937
   Corporacion Financiera Alba SA .....             Spain             8,400      1,404,984
   Finova Group Inc. ..................         United States        37,300      2,011,869
   Greenpoint Financial Corp. .........         United States        94,600      3,322,825
   Household International Inc. .......         United States       168,030      6,658,189
(a)Ifil Finanziaria Partecipazioni SpA              Italy           348,900        971,622
(c)Laser Mortgage Management Inc. .....         United States       215,000      1,169,062
   Lehman Brothers Holdings Inc. ......         United States        91,400      4,027,312
   Morgan Stanley Dean Witter & Co. ...         United States       133,600      9,485,600
   Sunamerica Inc. ....................         United States        28,500      2,312,063
   United Asset Management Corp. ......         United States       362,000      9,412,000
                                                                               -----------
                                                                                47,747,462
                                                                               -----------
   FOOD & HOUSEHOLD PRODUCTS 1.5%
(a)Rubbermaid Inc. ....................         United States        16,200        509,288
   U.S. Industries Inc. ...............         United States       201,700      3,756,663
   Van Melle NV .......................          Netherlands         44,997      3,045,036
                                                                               -----------
                                                                                 7,310,987
                                                                               -----------
   FOREST PRODUCTS & PAPER 1.4%
   Bowater Inc. .......................         United States         7,200        298,350
   Greif Brothers Corp., A ............         United States         1,800         52,537
   Rayonier Inc. ......................         United States       107,400      4,933,688
(a)Smurfit-Stone Container Corp. ......         United States         3,170             --
   St. Joe Co. ........................         United States        57,000      1,335,938
                                                                               -----------
                                                                                 6,620,513
                                                                               -----------
   HEALTH & PERSONAL CARE 2.4%
(a)Beverly Enterprises Inc. ...........         United States        60,000        405,000
(a)Foundation Health Systems, A .......         United States       172,170      2,055,279
(a)Pacificare Health Systems Inc., A ..         United States        35,000      2,546,250
(a)Pacificare Health Systems Inc., B ..         United States        19,400      1,542,300
(a)Tenet Healthcare Corp. .............         United States       100,000      2,625,000
   Ventas Inc. ........................         United States       205,600      2,505,750
                                                                               -----------
                                                                                11,679,579
                                                                               -----------
   INDUSTRIAL COMPONENTS 3.5%
   Aeroquip Vickers Inc. ..............         United States        54,700      1,637,581
   BTR Plc ............................         United Kingdom      801,000      1,639,181
   Charter Plc ........................         United Kingdom      179,966        976,107

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   MUTUAL SHARES SECURITIES FUND                                        COUNTRY              SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INDUSTRIAL COMPONENTS (CONT.)
  (a)Lear Corp. .......................................              United States           122,100     $ 4,700,850
     Lucas Varity Plc .................................              United Kingdom        1,236,819       4,074,373
     Lucas Varity Plc., ADR ...........................              United Kingdom           36,500       1,222,750
  (a)Owens-Illinois Inc. ..............................              United States            87,800       2,688,875
                                                                                                         -----------
                                                                                                          16,939,717
                                                                                                         -----------
     INSURANCE 3.0%
  (a)Alleghany Corp. ..................................              United States            13,085       2,458,344
     Allmerica Financial Corp. ........................              United States             3,400         196,775
     AON Corp. ........................................              United States            14,900         825,087
     Argonaut Group Inc. ..............................              United States            12,589         308,430
     Fund American Enterprises Holdings Inc. ..........              United States            25,000       3,501,562
     Hartford Financial Services Group Inc. ...........              United States            38,100       2,090,737
     Provident Companies Inc. .........................              United States             8,500         352,750
     Sampo Insurance Co. Plc., A ......................                 Finland               46,300       1,764,802
     Torchmark Corp. ..................................              United States            79,900       2,821,469
                                                                                                         -----------
                                                                                                          14,319,956
                                                                                                         -----------
     LEISURE & TOURISM 1.8%
     Hilton Hotels Corp. ..............................              United States           252,500       4,829,062
  (a)Promus Hotel Corp. ...............................              United States           116,600       3,774,925
                                                                                                         -----------
                                                                                                           8,603,987
                                                                                                         -----------
     MACHINERY & ENGINEERING .6%
     New Holland NV ...................................               Netherlands             98,800       1,352,325
     Siebe Plc ........................................              United Kingdom          410,800       1,612,991
                                                                                                         -----------
                                                                                                           2,965,316
                                                                                                         -----------
     MERCHANDISING 1.9%
  (a)Federated Department Stores Inc. .................              United States            78,100       3,402,231
  (a)Payless Shoesource Inc. ..........................              United States            48,300       2,288,213
  (a)Toys R Us Inc. ...................................              United States           200,670       3,386,306
                                                                                                         -----------
                                                                                                           9,076,750
                                                                                                         -----------
     METALS & MINING .3%
     Allegheny Teledyne Inc. ..........................              United States            84,580       1,728,604
                                                                                                         -----------
     MULTI-INDUSTRY 6.4%
  (a)Berkshire-Hathaway Inc., A .......................              United States                50       3,500,000
     CGIP-Compagnie Generale Industrie de Participation                  France               42,210       2,327,285
     Cie Financiere Richemont AG, Br., A ..............               Switzerland              2,330       3,294,401
     Edperbrascan Corp., A ............................                  Canada              120,000       1,664,062
     Investor AB, A ...................................                  Sweden              173,240       7,715,419
     Investor AB, B ...................................                  Sweden              171,800       7,757,260
     Kansas City Southern Industries Inc. .............              United States            58,000       2,852,875
     Lagardere SCA ....................................                  France               40,462       1,720,262
                                                                                                         -----------
                                                                                                          30,831,564
                                                                                                         -----------
     REAL ESTATE 1.4%
  (a)Alexander's Inc. .................................              United States             8,000         625,500
  (a)Cadillac Fairview Corp. ..........................                  Canada               80,000       1,471,354
(a,c)Security Capital European Realty .................              United States            23,055         461,100
     Starwood Hotels & Resorts Trust ..................              United States           181,200       4,110,975
                                                                                                         -----------
                                                                                                           6,668,929
                                                                                                         -----------
     TELECOMMUNICATIONS 7.3%
  (a)Embratel Participacoes SA ........................                  Brazil           46,280,000         402,185
     Media General Inc., A ............................              United States            35,200       1,865,600
  (a)Tele Celular Sul Participacoes SA ................                  Brazil           46,666,000          43,258
  (a)Tele Centro Oeste Celular Participacoes SA .......                  Brazil           46,280,000          36,388


104

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



     MUTUAL SHARES SECURITIES FUND                                    COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TELECOMMUNICATIONS (CONT.)
  (a)Tele Centro Sul Participacoes SA ....................             Brazil        49,081,400    $    324,975
  (a)Tele Norte Leste Participacoes SA ...................             Brazil        48,157,700         394,588
  (a)Tele Sudeste Celular Participacoes SA ...............             Brazil        46,280,000         130,231
     Telecom Italia SpA ..................................             Italy            409,800       3,496,470
     Telecom Italia SpA, di Risp .........................             Italy            354,600       2,228,532
  (a)Telecommunications Inc.- TCI Ventures Group, A ......         United States        271,600       6,399,575
  (a)Tele-Communications Inc., A .........................         United States        141,500       7,826,719
  (a)Telemig Celular Participacoes SA ....................             Brazil        46,280,000          32,558
     Telephone & Data Systems Inc. .......................         United States        153,700       6,906,894
  (a)Telesp Celular Participacoes SA .....................             Brazil        46,280,000         199,177
  (a)Telesp Participacoes SA .............................             Brazil        43,964,400         563,996
  (a)US Cellular Corp. ...................................         United States        115,000       4,370,000
                                                                                                   ------------
                                                                                                     35,221,146
                                                                                                   ------------
     TEXTILES & APPAREL .5%
     Liz Claiborne Inc. ..................................         United States         74,200       2,341,938
                                                                                                   ------------
     TRANSPORTATION 2.5%
     Burlington Northern Santa Fe Corp. ..................         United States         71,000       2,396,250
     Florida East Coast Industries Inc. ..................         United States         90,000       3,166,875
(a,c)Golden Ocean Group Ltd., wts., 8/31/01 ..............         United States          1,120              --
     Railtrack Group Plc .................................         United Kingdom       219,152       5,731,752
     Xtra Corp. ..........................................         United States         13,800         570,975
                                                                                                   ------------
                                                                                                     11,865,852
                                                                                                   ------------
     UTILITIES ELECTRICAL & GAS .4%
  (a)Calenergy Co. Inc. ..................................         United States         63,100       2,188,781
     VEBA AG .............................................            Germany               400          23,703
                                                                                                   ------------
                                                                                                      2,212,484
                                                                                                   ------------
     TOTAL COMMON STOCKS (COST $356,657,317) .............                                          380,904,104
                                                                                                   ------------
     PREFERRED STOCKS .9%
     Apartment Investment & Management Co., cvt., pfd ....         United States         26,855         993,635
  (a)Embratel Participacoes SA, ADR, pfd .................             Brazil            38,850         541,472
  (a)Tele Celular Sul Participacoes SA, ADR, pfd .........             Brazil             3,885          67,745
  (a)Tele Centro Oeste Celular Participacoes SA, ADR, pfd              Brazil            12,937          38,002
  (a)Tele Centro Sul Participacoes SA, ADR, pfd ..........             Brazil            16,970         709,558
  (a)Tele Norte Leste Participacoes SA, ADR, pfd .........             Brazil            65,650         816,522
  (a)Tele Sudeste Celular Participacoes SA, ADR, pfd .....             Brazil             7,770         160,742
  (a)Telemig Celular Participacoes SA, ADR, pfd ..........             Brazil             1,942          41,267
  (a)Telesp Celular Participacoes SA, ADR, pfd ...........             Brazil            15,540         271,950
  (a)Telesp Participacoes SA, ADR, pfd ...................             Brazil            35,750         790,969
                                                                                                   ------------
     TOTAL PREFERRED STOCKS (COST $5,990,168) ............                                            4,431,862
                                                                                                   ------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT*
                                                                                      -----------
     CORPORATE BONDS & NOTES 3.0%
     Abraxas Petroleum Corp., 11.50%, 11/01/04 ...........         United States      $  80,000          60,800
     Eurotunnel Finance Ltd.:
        Equity Note 12/31/03 .............................         United Kingdom       481,602 GBP     232,368
        Participating Loan Note 4/30/40 ..................         United Kingdom       220,000 GBP     120,789
     Eurotunnel Plc.:
        12/31/12, Tier 1 .................................         United Kingdom       537,877 GBP     751,712
        12/31/18, Tier 2 .................................         United Kingdom       613,800 GBP     796,546
        12/31/25, Tier 3 .................................         United Kingdom       285,008 GBP     315,332
        12/31/50, Resettable Advance R5 ..................         United Kingdom       408,583 GBP     251,519
        Stabilization Advance S8 Tier 1 ..................         United Kingdom        70,825 GBP      20,621
        Stabilization Advance S8 Tier 2 ..................         United Kingdom        43,325 GBP      10,092


                                                                             105

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                           PRINCIPAL
   MUTUAL SHARES SECURITIES FUND                                     COUNTRY                AMOUNT*             VALUE
------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES (CONT.)
   Eurotunnel SA:
      12/31/12, Tier 1 (Libor) ..........................             France             $ 1,302,207 FRF     $   195,814
      12/31/12, Tier 1, (Pibor) .........................             France                 303,200 FRF          45,592
      12/31/18, Tier 2 (Libor) ..........................             France               3,094,027 FRF         432,018
      12/31/18, Tier 2, (Pibor) .........................             France                 675,534 FRF          94,325
      12/31/25, Tier 3 (Libor) ..........................             France               2,441,156 FRF         288,418
      12/31/25, Tier 3 (Pibor) ..........................             France               1,062,791 FRF         125,567
      12/31/50, Resettable Advance R4 ...................             France               1,873,514 FRF         120,738
      Stabilization Advance S6 Tier 1 (Pibor) ...........             France                  73,006 FRF           2,287
      Stabilization Advance S7 Tier 1 (Libor) ...........             France                  73,985 FRF           2,318
      Stabilization Advance S6 Tier 2 ...................             France                 101,090 FRF           2,533
   Fine Host Corp., cvt., 144A, 5.00%, 11/01/04 .........         United States            2,535,000           1,951,950
   Golden Ocean Group Ltd., 144A, 10.00%, 8/31/01 .......         United States            1,050,000             294,000
   Hechinger Co., 6.95%, 10/15/03 .......................         United States            1,622,000           1,046,190
   HIH Capital Ltd., cvt., 7.50%, 9/25/06 ...............         United Kingdom           1,235,000             778,050
   Kelly Oil & Gas Company:
      10.375%, 10/15/06 .................................         United States              330,000             245,850
      Series D, 10.375%, 10/15/06 .......................         United States              220,000             163,900
   Korea Electric Power Corp.:
      6.375%, 12/01/03 ..................................          South Korea                57,000              48,592
      6.75%, 8/01/27 ....................................          South Korea               500,000             417,500
   MCII Holdings, 0/12.00%, 11/15/02 ....................         United States              175,000             145,250
   Pratama Datakom Asia BV:
      Reg S, 12.75%, 7/15/05 ............................           Indonesia                140,000              34,650
      144A, 12.75%, 7/15/05 .............................           Indonesia                665,000             164,587
   Roil Limited, 144A, 12.779%, 12/05/02 ................         Cayman Islands           2,610,000             809,100
   Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03           Luxembourg             3,372,000           2,663,880
   Southwest Royalties Inc., B, 10.50%, 10/15/04 ........         United States              835,000             338,175
   Specialty Foods Corp., B, 11.25%, 8/15/03 ............         United States            1,375,000             687,500
   TFM SA DE CV:
      144A, 10.25%, 6/15/07 .............................             Mexico                 250,000             212,500
      144A, zero coupon to 6/15/02, 11.75%, 6/15/09 .....             Mexico                 885,000             460,200
   Tribasa Toll Road Trust I, 10.50%, 12/01/11 ..........             Mexico                 168,773             102,530
                                                                                                             -----------
   TOTAL CORPORATE BONDS AND NOTES (COST $17,757,547) ...                                                     14,433,793
                                                                                                             -----------
   BONDS & NOTES IN REORGANIZATION 1.8%
(a)Alpargatas SA Industrial Y Comercial:
      Bank Claim ........................................           Argentina                820,000             123,000
      11.75%, 8/18/98 ...................................           Argentina                290,000              46,400
      9.00%, 2/20/99 ....................................           Argentina                610,000              91,500
(a)American Pad & Paper Co., Bank Claim .................         United States              263,200             239,512
(a)APS Inc., Bank Claim .................................         United States              172,732              76,002
(a)Barney's Inc.:
      7.18%, 6/15/00 ....................................         United States            2,500,000             237,500
      8.32%, 6/15/00 ....................................         United States            1,000,000              95,000
(a)Brunos Inc., Bank Claim:
      Revolver Committment ..............................         United States              160,000             104,000
      Tranche A .........................................         United States              285,000             185,250
      Tranche B .........................................         United States              175,000             113,750
(a)Credit Leasing, Bank Claim ...........................             Japan               95,962,673 JPY         135,054
(a)Dictaphone Corporation, Bank Claim:
      2/20/99 ...........................................         United States              218,000             194,020
      9/10/99 ...........................................         United States               81,000              70,875
(a)Dow Corning Corp.:
      9.375%, 2/01/08 ...................................         United States              550,000             720,500
      Bank Debt #1 ......................................         United States              100,000             131,000
(a)FPA Medical Management Inc.:
      Bank Claim ........................................         United States              110,000              10,450
      Term Loan .........................................         United States              130,100              12,360


106

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                                       COUNTRY           AMOUNT*           VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS & NOTES IN REORGANIZATION (CONT.)
(a)Koninklijke Ned Vlieg Fokker NV, Trade Claim ..............................      Netherlands    $    520,000 NLG  $     210,582
   Mercury Finance Co.; Bank Claim, MTN:
      8.15%, 5/14/97 .........................................................     United States        425,163            382,646
      7.33%, 6/29/99 .........................................................     United States         71,884             64,695
      7.42%, 6/29/00 .........................................................     United States        257,793            232,014
   Mercury Finance Co., Commercial Paper:
      2/04/97 ................................................................     United States         17,026             15,323
      2/11/97 ................................................................     United States        365,899            329,309
      2/18/97 ................................................................     United States        773,419            696,077
      2/20/97 ................................................................     United States         13,627             12,264
      3/17/97 ................................................................     United States         35,839             32,255
      4/11/97 ................................................................     United States          8,572              7,715
      4/16/97 ................................................................     United States        691,786            622,607
      4/18/97 ................................................................     United States         24,001             21,601
      4/22/97 ................................................................     United States         13,714             12,342
      4/24/97 ................................................................     United States         20,571             18,513
      2/20/99 ................................................................     United States         80,943             72,848
      6/29/99 ................................................................     United States         31,462             28,315
      4/05/01 ................................................................     United States         34,145             30,730
(a)Nippon Credit Bank Ltd., Bank Claim .......................................         Japan         48,820,209 JPY         69,155
(a)Nippon Total Finance, Bank Claim ..........................................         Japan         46,379,531 JPY         24,459
(a)Peregrine Investments Holdings Ltd., zero cpn., 2/28/99 ...................       Hong Kong        5,000,000 JPY          3,989
(a)PIV Investment Finance (Cayman) Ltd., 2/20/99 .............................       Hong Kong       12,060,000          2,592,900
(a)Ritvik Holdings:
      Bank Claim .............................................................     United States        137,000            109,600
      Bank Claim, Term Loan B ................................................     United States         55,000             44,000
(a)Ventas Inc., Bank Claim, Tranche D ........................................     United States        248,000            235,600
                                                                                                                     -------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $8,696,314) ...................                                           8,455,712
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $389,101,346) ...........................                                         408,225,471
                                                                                                                     -------------
(d)SHORT TERM INVESTMENTS 15.0%
   Fannie Mae, 4.45% to 5.37% with maturities to 6/30/99 .....................     United States     55,865,000         55,239,866
   Federal Home Loan Bank, 4.62% to 5.37% with maturities to 6/21/99 .........     United States     13,500,000         13,358,267
   Federal Home Loan Mortgage Corp., 4.93% to 5.10% with maturities to 3/22/99     United States      4,000,000          3,967,539
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $72,549,860) ...........................                                          72,565,672
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $461,651,206) 99.6% ...............................                                         480,791,143
   SECURITIES SOLD SHORT (3.7%) ..............................................                                         (17,992,108)
   OPTIONS WRITTEN ...........................................................                                                (150)
   NET EQUITY IN FORWARD CONTRACTS ...........................................                                             (46,462)
   OTHER ASSETS, LESS LIABILITIES 4.1% .......................................                                          19,691,264
                                                                                                                     -------------
   TOTAL NET ASSETS 100.0% ...................................................                                       $ 482,443,687
                                                                                                                     -------------


                                                                             107

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   MUTUAL SHARES SECURITIES FUND                                             COUNTRY                SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT
   American International Group Inc. ............................         United States               24,700         $ 2,386,637
   Apartment Investment & Management Co. ........................         United States               12,600             468,562
   AT&T Corp. ...................................................         United States              109,200           8,217,300
   BP Amoco Plc., ADR ...........................................         United Kingdom               1,900             180,500
(a)Cap Gemini SA ................................................             France                   7,100           1,140,077
   Carrefour Supermarche SA .....................................             France                     675             509,796
(a)DST Systems Inc. .............................................         United States                6,300             359,494
   Newell Co. ...................................................         United States               12,750             525,938
   Suntrust Banks Inc. ..........................................         United States                4,800             367,200
   Telecom Italia Mobile SpA ....................................             Italy                  270,700           2,003,316
(a)Tele-Communications Inc., Liberty Media Group, A .............         United States               39,800           1,833,288
                                                                                                                      ----------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $15,319,353) ...........                                                     17,992,108
                                                                                                                      ----------



   OPTIONS WRITTEN                                                           COUNTRY                SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Bankers Trust Corp., January/90/Call (PREMIUM RECEIVED $1,795)         United States                   12         $       150
                                                                                                                     -----------



See currency abbreviations on page 162.

 * Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income Producing.
(c)See Note 8 regarding restricted securities.
(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.



                       See notes to financial statements.
108

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



                                                                          SHARES/
   NATURAL RESOURCES SECURITIES FUND                    COUNTRY           WARRANTS        VALUE
-------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 91.9%
   ENERGY MINERALS 27.4%
   Atlantic Richfield Co. ..................         United States         13,900     $   906,975
(a)Barrett Resources Corp. .................         United States         73,300       1,759,200
(a)Basin Exploration Inc. ..................         United States         53,600         673,350
   Chesapeake Energy Corp. .................         United States        210,000         183,750
(a)Conoco Inc., A ..........................         United States         20,000         417,500
   Enron Oil & Gas Co. .....................         United States         72,500       1,250,625
(a)Gulf Canada Resources Ltd. ..............             Canada           190,200         558,713
   Mobil Corp. .............................         United States          2,500         217,813
(a)Newfield Exploration Co. ................         United States         66,000       1,377,750
(a)Nuevo Energy Co. ........................         United States         54,500         626,750
   Royal Dutch Petroleum Co., N.Y. shs., ADR          Netherlands          23,000       1,101,125
   Texaco Inc. .............................         United States         20,800       1,099,800
   Tosco Corp. .............................         United States         20,000         517,500
   Ultramar Diamond Shamrock Corp. .........         United States         17,000         412,250
   Unocal Corp. ............................         United States         22,000         642,125
   YPF SA, ADR .............................           Argentina           30,000         838,125
                                                                                      -----------
                                                                                       12,583,351
                                                                                      -----------
   FINANCE 7.4%
   Alexandria Real Estate Equities Inc. ....         United States         21,800         674,438
   Glenborough Realty Trust Inc. ...........         United States         34,400         700,900
(a)Security Capital Group Inc., B ..........         United States         51,500         698,469
   Starwood Hotels & Resorts ...............         United States         30,000         680,625
(a)United Rentals Inc. .....................         United States         18,800         622,750
                                                                                      -----------
                                                                                        3,377,182
                                                                                      -----------
   INDUSTRIAL SERVICES 15.9%
(a)AES Corp. ...............................         United States         32,200       1,525,475
(a)Atwood Oceanics Inc. ....................         United States         24,000         408,000
(a)Cal Dive International Inc. .............         United States         39,800         825,850
(a)Casella Waste Systems Inc., A ...........         United States         12,600         467,775
   Diamond Offshore Drilling Inc. ..........         United States         23,000         544,813
   Halliburton Co. .........................         United States         19,000         562,875
(a)Marine Drilling Cos. Inc. ...............         United States         36,000         276,750
   Schlumberger Ltd. .......................         United States         17,000         784,125
   Transocean Offshore Inc. ................         United States         26,000         697,125
(a)Tuboscope Inc. ..........................         United States         54,000         438,750
(a)Varco International Inc. ................         United States        102,000         790,500
                                                                                      -----------
                                                                                        7,322,038
                                                                                      -----------
   NON-ENERGY MINERALS 17.9%
   Aluminum Co. of America .................         United States          7,100         529,394
   Barrick Gold Corp. ......................             Canada            40,195         783,803
   Canyon Resources Corp., wts., 3/20/99 ...         United States        105,000              --
   Carpenter Technology Corp. ..............         United States          4,400         149,325
   De Beers Consolidated Mines AG, ADR .....          South Africa         71,800         915,450
   Franco-Nevada Mining Corp. Ltd. .........             Canada            42,400         810,182
(a)Freeport-McMoRan Copper & Gold Inc., A ..         United States         13,718         132,893
   Newmont Mining Corp. ....................         United States         30,955         559,125
   Nucor Corp. .............................         United States         11,200         484,400
   Phelps Dodge Corp. ......................         United States          8,300         422,263
   Pohang Iron & Steel Co. Ltd., ADR .......          South Korea          35,600         600,750
   Potash Corp. of Saskatchewan Inc. .......             Canada            11,100         709,013
   Rio Tinto, PLC ..........................         United Kingdom        68,429         794,667
(a)Stillwater Mining Co., 144A .............         United States         48,450       1,324,300
                                                                                      -----------
                                                                                        8,215,565
                                                                                      -----------


                                                                             109

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      SHARES/
   NATURAL RESOURCES SECURITIES FUND                                                  COUNTRY         WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   PROCESS INDUSTRIES 11.5%
(a)Asia Pulp & Paper Co. Ltd. ADR .........................................           Indonesia           75,000     $    614,063
   Bemis Co. Inc. .........................................................         United States          3,500          132,781
   Bowater Inc. ...........................................................         United States          9,000          372,938
   E. I. du Pont de Nemours and Co. .......................................         United States          5,000          265,313
   Monsanto Co. ...........................................................         United States          5,900          280,250
(a)Owens-Illinois Inc. ....................................................         United States         27,100          829,938
   Praxair Inc. ...........................................................         United States         24,100          849,525
   Sigma-Aldrich Corp. ....................................................         United States         29,600          869,500
(a)Smurfit-Stone Container Corp. ..........................................         United States         43,100          681,519
   Willamette Industries Inc. .............................................         United States         11,000          368,499
                                                                                                                     ------------
                                                                                                                        5,264,326
                                                                                                                     ------------
   PRODUCER MANUFACTURING 4.2%
   Avery Dennison Corp. ...................................................         United States         16,500          743,531
(a)Weatherford Intl. Inc. .................................................         United States         60,400        1,170,250
                                                                                                                     ------------
                                                                                                                        1,913,781
                                                                                                                     ------------
   UTILITIES 7.6%
   Baltimore Gas and Electric Co. .........................................         United States         14,700          453,862
   Enron Corp. ............................................................         United States         19,900        1,135,543
   KN Energy Inc. .........................................................         United States         26,100          632,924
   Montana Power Co. ......................................................         United States          5,100          288,468
   Northwestern Corp. .....................................................         United States         19,700          520,818
   Washington Gas Light Co. ...............................................         United States         17,400          471,974
                                                                                                                     ------------
                                                                                                                        3,503,589
                                                                                                                     ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $52,441,663) ....................                                            42,179,832
                                                                                                                     ------------
   CONVERTIBLE PREFERRED STOCKS .8%
(a)Monsato Co., 6.50%, cvt. pfd. (COST $308,000) ..........................         United States          7,700          377,300
                                                                                                                     ------------
   TOTAL LONG TERM INVESTMENTS (COST $52,749,663) .........................                                            42,557,132
                                                                                                                     ------------


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
(f)REPURCHASE AGREEMENT 7.6%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $3,491,091)
    (COST $3,489,276) .....................................................         United States   $  3,489,276        3,489,276
    Barclays Capital Inc. (Maturity Value $177,286)
    Bear, Stearns & Co. Inc. (Maturity Value $45,963)
    Chase Securities Inc. (Maturity Value $361,138)
    CIBC Oppenheimer Corp. (Maturity Value $361,138)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $361,138)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $361,138)
    Goldman, Sachs & Co. (Maturity Value $98,492)
    Greenwich Capital Markets Inc. (Maturity Value $361,138)
    Lehman Brothers Inc. (Maturity Value $65,660)
    NationsBanc Montgomery Securities LLC (Maturity Value $361,138)
    Paine Webber Inc. (Maturity Value $196,984)
    Paribas Corp. (Maturity Value $361,138)
    Warburg Dillon Read LLC (Maturity Value $378,740)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $56,238,939) 100.3% ............................                                            46,046,408
   OTHER ASSETS, LESS LIABILITIES (.3%) ...................................                                              (119,362)
                                                                                                                     ------------
   NET ASSETS 100.0% ......................................................                                          $ 45,927,046
                                                                                                                     ============


(a)Non-income producing.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
110

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998




   REAL ESTATE SECURITIES FUND                            SHARES          VALUE
----------------------------------------------------------------------------------
   COMMON STOCKS 97.1%
   EQUITY REIT - APARTMENTS 14.8%
   Archstone Communities Trust .................          399,535      $ 8,090,584
   Avalonbay Communities Inc. ..................          100,000        3,425,000
   Camden Property Trust .......................          239,773        6,234,098
   Charles E. Smith Residential Realty Inc. ....           89,000        2,859,125
   Equity Residential Properties Trust .........          256,000       10,352,000
   Gables Residential Trust ....................           70,000        1,623,125
   Irvine Apartment Communities Inc. ...........          155,600        4,959,750
   Post Properties Inc. ........................          110,000        4,228,125
                                                                       -----------
                                                                        41,771,807
                                                                       -----------
   EQUITY REIT - DIVERSIFIED PROPERTY TYPE 14.8%
   Colonial Properties Trust ...................          201,700        5,370,263
   Crescent Real Estate Equities Co. ...........          127,650        2,935,950
   Duke Realty Investments Inc. ................          255,000        5,928,750
   Glenborough Realty Trust Inc. ...............          385,000        7,844,375
   Liberty Property Trust ......................          290,000        7,141,250
   Spieker Properties Inc. .....................          200,000        6,925,000
   Vornado Realty Trust ........................          166,000        5,602,500
                                                                       -----------
                                                                        41,748,088
                                                                       -----------
   EQUITY REIT - HEALTH CARE 2.4%
   Health Care Property Investors Inc. .........           55,000        1,691,250
   OMEGA Healthcare Investors Inc. .............          168,000        5,071,500
                                                                       -----------
                                                                         6,762,750
                                                                       -----------
   EQUITY REIT - HOTELS 11.9%
   FelCor Lodging Trust Inc. ...................          360,000        8,302,500
   Innkeepers USA Trust ........................          322,600        3,810,713
   MeriStar Hospitality Corp. ..................          410,000        7,610,625
   Patriot American Hospitality Inc. ...........          544,508        3,267,051
(a)Starwood Hotels & Resorts Worldwide Inc. ....          350,000        7,940,625
   Winston Hotels Inc. .........................          323,900        2,651,931
                                                                       -----------
                                                                        33,583,445
                                                                       -----------
   EQUITY REIT - INDUSTRIAL 4.1%
   Cabot Industrial Trust ......................          180,000        3,678,750
   Meridian Industrial Trust Inc. ..............          237,000        5,569,500
   ProLogis Trust ..............................          113,979        2,365,064
                                                                       -----------
                                                                        11,613,314
                                                                       -----------
   EQUITY REIT - OFFICE 18.1%
   Alexandria Real Estate Equities Inc. ........          221,000        6,837,188
   Arden Realty Inc. ...........................          380,600        8,825,163
   Brandywine Realty Trust .....................          290,000        5,183,750
   Equity Office Properties Trust ..............          396,008        9,504,192
   Highwoods Properties Inc. ...................          180,000        4,635,000
   Mack-Cali Realty Corp. ......................          170,000        5,248,750
   SL Green Realty Corp. .......................          147,000        3,178,875
   TriNet Corporate Realty Trust Inc. ..........          285,000        7,623,750
                                                                       -----------
                                                                        51,036,668
                                                                       -----------
   EQUITY REIT - RESIDENTIAL COMMUNITIES 3.2%
   Manufactured Home Communities Inc. ..........          180,000        4,511,250
   Sun Communities Inc. ........................          130,000        4,525,625
                                                                       -----------
                                                                         9,036,875
                                                                       -----------
   EQUITY REIT - RETAIL - COMMUNITY CENTERS 7.2%
   Burnham Pacific Properties Inc. .............          267,600        3,227,925
   Developers Diversified Realty Corp. .........           23,000          408,250

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   REAL ESTATE SECURITIES FUND                                                         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   EQUITY REIT - RETAIL - COMMUNITY CENTERS (CONT.)
     Kimco Realty Corp. .....................................................           190,000      $  7,540,625
  (c)Pacific Retail Trust ...................................................           866,067         9,249,595
                                                                                                     ------------
                                                                                                       20,426,395
                                                                                                     ------------
     EQUITY REIT - RETAIL - REGIONAL MALLS 5.3%
     Mills Corp. ............................................................           102,800         2,043,150
     Simon Property Group Inc. ..............................................           300,000         8,550,000
     The Macerich Co. .......................................................           170,000         4,356,250
                                                                                                     ------------
                                                                                                       14,949,400
                                                                                                     ------------
     EQUITY REIT - STORAGE 4.6%
     Public Storage Inc. ....................................................           110,000         2,976,875
     Storage Trust Realty ...................................................           331,000         7,737,125
     Storage USA Inc. .......................................................            67,200         2,171,400
                                                                                                     ------------
                                                                                                       12,885,400
                                                                                                     ------------
     DIVERSIFIED PROPERTY TYPE 5.2%
  (a)Crescent Operating Inc. ................................................            27,500           130,625
  (a)Security Capital Group Inc. Class B ....................................           715,200         9,699,900
  (a)Security Capital US Realty .............................................           500,000         4,950,000
                                                                                                     ------------
                                                                                                       14,780,525
                                                                                                     ------------
     HOTELS 5.5%
(a,e)Candlewood Hotel Co. Inc. ..............................................           650,000         3,412,500
     Crestline Capital Corp. ................................................            57,000           833,625
  (a)Host Marriott Corp. ....................................................           570,000         7,873,125
  (a)MeriStar Hotels & Resorts Inc. .........................................           350,000           918,750
  (a)Prime Hospitality Corp. ................................................           224,500         2,371,280
                                                                                                     ------------
                                                                                                       15,409,280
                                                                                                     ------------
     TOTAL LONG TERM INVESTMENTS (COST $257,934,343) ........................                         274,003,947
                                                                                                     ------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT*
                                                                                   -----------
  (f)REPURCHASE AGREEMENT 1.8%
     Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $5,103,713)
       (COST $5,101,060) ....................................................      $  5,101,060         5,101,060
      Barclays Capital Inc. (Maturity Value $259,178)
      Bear, Stearns & Co. Inc. (Maturity Value $67,194)
      Chase Securities Inc. (Maturity Value $527,956)
      CIBC Oppenheimer Corp. (Maturity Value $527,956)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $527,956)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $527,956)
      Goldman, Sachs & Co. (Maturity Value $143,988)
      Greenwich Capital Markets Inc. (Maturity Value $527,956)
      Lehman Brothers Inc. (Maturity Value $95,992)
      NationsBanc Montgomery Securities LLC (Maturity Value $527,956)
      Paine Webber Inc. (Maturity Value $287,977)
      Paribas Corp. (Maturity Value $527,956)
      Warburg Dillon Read LLC (Maturity Value $553,692)
        Collateralized by U.S. Treasury Bills & Notes
                                                                                                     ------------
     TOTAL INVESTMENTS (COST $263,035,403) 98.9% ............................                         279,105,007
                                                                                                     ------------
     OTHER ASSETS, LESS LIABILITIES 1.1% ....................................                           3,185,400
                                                                                                     ------------
     NET ASSETS 100.0% ......................................................                        $282,290,407
                                                                                                     ============


(a)Non-income producing.
(c)See Note 8 regarding restricted securities.
(e)See Note 9 regarding Holding of 5% Voting Securities.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
112

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   RISING DIVIDENDS FUND                                       SHARES            VALUE
-----------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   COMMERCIAL SERVICES 7.3%
   Ennis Business Forms Inc. ........................           390,600      $  3,881,588
   Reynolds and Reynolds Co., A .....................           556,000        12,753,250
   Standard Register Co. ............................           421,400        13,037,061
   Wallace Computer Services Inc. ...................           955,900        25,211,862
                                                                             ------------
                                                                               54,883,761
                                                                             ------------
   CONSUMER DURABLES 4.8%
   Leggett & Platt Inc. .............................         1,049,000        23,078,000
   Newell Co. .......................................           313,700        12,940,125
                                                                             ------------
                                                                               36,018,125
                                                                             ------------
   CONSUMER NON-DURABLES 6.8%
   Alberto-Culver Co., A ............................           752,100        18,990,525
   Block Drug Co. Inc., A ...........................           195,240         8,468,516
   DIMON Inc. .......................................           633,000         4,707,938
   Philip Morris Cos. Inc. ..........................           120,000         6,420,000
   Universal Corp. ..................................           356,300        12,515,038
                                                                             ------------
                                                                               51,102,017
                                                                             ------------
   ELECTRONIC TECHNOLOGY 2.0%
   Cohu Inc. ........................................           395,200         8,694,400
   Hewlett-Packard Co. ..............................            89,900         6,141,294
                                                                             ------------
                                                                               14,835,694
                                                                             ------------
   ENERGY MINERALS .8%
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)           124,300         5,950,863
                                                                             ------------
   FINANCE 15.3%
   Fannie Mae .......................................           147,000        10,878,000
   First Union Corp. ................................           310,026        18,853,456
   Mercantile Bankshares Corp. ......................           232,525         8,952,213
   National Commerce Bancorp ........................           921,400        17,333,838
   State Street Corp. ...............................           147,400        10,253,513
   TrustCo Bank Corp., N.Y. shs .....................           384,580        11,537,400
   US Bancorp .......................................           358,500        12,726,750
   Washington Mutual Inc. ...........................           431,400        16,474,088
   Wilmington Trust Corp. ...........................           130,000         8,011,250
                                                                             ------------
                                                                              115,020,508
                                                                             ------------
   HEALTH TECHNOLOGY 4.4%
   Becton, Dickinson and Co. ........................            25,800         1,101,338
   Superior Uniform Group Inc. ......................           265,800         3,854,100
(e)West Co. Inc. ....................................           784,300        27,989,706
                                                                             ------------
                                                                               32,945,144
                                                                             ------------
   INSURANCE 11.8%
   American Heritage Life Investment Corp. ..........           159,900         3,907,556
   American International Group Inc. ................           120,050        11,599,830
   Chubb Corp. ......................................           173,000        11,223,375
   Harleysville Group Inc. ..........................           135,600         3,500,175
   Mercury General Corp. ............................           345,000        15,115,312
   MMI Cos. Inc. ....................................           622,500        10,426,875
   ReliaStar Financial Corp. ........................           424,600        19,584,675
   RLI Corp .........................................           267,856         8,906,212
   St. Paul Cos. Inc. ...............................           130,000         4,517,500
                                                                             ------------
                                                                               88,781,510
                                                                             ------------
   NON-ENERGY MINERALS .6%
   Nucor Corp. ......................................           108,000         4,671,000
                                                                             ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



RISING DIVIDENDS FUND                                                 SHARES          VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PROCESS INDUSTRIES 11.9%
Bemis Co. Inc. ............................................           534,500      $ 20,277,594
Brady Corp., A ............................................           155,700         4,194,169
Donaldson Co. Inc. ........................................           176,200         3,656,150
Hanna (M.A.) Co. ..........................................           626,900         7,718,706
Millipore Corp. ...........................................           242,900         6,907,469
Pall Corp. ................................................         1,338,100        33,870,656
The Sherwin-Williams Co. ..................................           452,000        13,277,500
                                                                                   ------------
                                                                                     89,902,244
                                                                                   ------------
PRODUCER MANUFACTURING 18.7%
Avery Dennison Corp. ......................................           216,700         9,765,044
Baldor Electric Co. .......................................           458,333         9,281,243
Diebold Inc. ..............................................           314,000        11,205,875
Dover Corp. ...............................................           349,600        12,804,100
Flowserve Corp. ...........................................           109,000         1,805,313
General Electric Co. ......................................            69,600         7,103,550
Graco Inc. ................................................           174,600         5,150,700
Hubbell Inc., B ...........................................           281,700        10,704,600
Kaydon Corp. ..............................................           485,900        19,466,369
Kimball International Inc., B .............................           605,900        11,512,100
Myers Industries Inc. .....................................           443,260        12,716,020
Superior Industries International Inc. ....................           244,700         6,805,719
Teleflex Inc. .............................................           243,300        11,100,563
Watts Industries Inc., A ..................................           677,000        11,255,125
                                                                                   ------------
                                                                                    140,676,321
                                                                                   ------------
RETAIL TRADE 11.8%
Family Dollar Stores Inc. .................................         2,229,800        49,055,600
Rite Aid Corp. ............................................           302,000        14,967,875
Schultz Sav-O Stores Inc. .................................           188,900         3,116,850
The Limited Inc. ..........................................           261,000         7,601,625
Wal-Mart Stores Inc. ......................................           168,200        13,697,788
                                                                                   ------------
                                                                                     88,439,738
                                                                                   ------------
TRANSPORTATION 1.3%
Circle International Group Inc. ...........................           477,900         9,796,950
                                                                                   ------------
TOTAL COMMON STOCKS (COST $561,028,731) ...................                         733,023,875
                                                                                   ------------
CONVERTIBLE PREFERRED STOCKS .2%
American Heritage Corp., 8.50%, cvt. pfd. (COST $1,210,000)            24,200         1,612,325
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS ($562,238,731) ................                         734,636,200
                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
   RISING DIVIDENDS FUND                                                                                AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 2.5%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $18,552,247) (COST $18,542,602)      $  18,542,602    $  18,542,602
    Barclays Capital Inc. (Maturity Value $942,126)
    Bear, Stearns & Co. Inc. (Maturity Value $244,255)
    Chase Securities Inc. (Maturity Value $1,919,146)
    CIBC Oppenheimer Corp. (Maturity Value $1,919,146)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,919,146)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,919,146)
    Goldman, Sachs & Co. (Maturity Value $523,404)
    Greenwich Capital Markets Inc. (Maturity Value $1,919,146)
    Lehman Brothers Inc. (Maturity Value $348,937)
    NationsBanc Montgomery Securities (Maturity Value $1,919,146)
    Paine Webber Inc. (Maturity Value $1,046,808)
    Paribas Corp. (Maturity Value $1,919,146)
    Warburg Dillon Read LLC (Maturity Value $2,012,695)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $580,781,333) 100.2% .............................................                         753,178,802
   OTHER ASSETS, LESS LIABILITIES (.2%) ......................................................                          (1,309,806)
                                                                                                                     -------------
   NET ASSETS 100.0% .........................................................................                       $ 751,868,996
                                                                                                                     =============



(e)See Note 9 regarding Holding of 5% Voting Securities.
(f)See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.
                                                                             115

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   SMALL CAP FUND                                   SHARES          VALUE
----------------------------------------------------------------------------
   COMMON STOCKS 93.6%
   COMMERCIAL SERVICES 2.8%
(a)24/7 Media Inc. .......................           34,800      $   974,400
(a)Applied Graphics Technologies Inc. ....           93,700        1,546,050
   Norrell Corp. .........................           82,100        1,210,975
(a)NOVA Corp. ............................           55,900        1,939,031
(a)RemedyTemp Inc., A ....................           29,500          446,188
(a)SOS Staffing Services Inc. ............           75,500          547,375
(a)Sylvan Learning Systems Inc. ..........           74,100        2,260,050
                                                                 -----------
                                                                   8,924,069
                                                                 -----------
   CONSUMER DURABLES .8%
(a)Activision Inc. .......................          125,700        1,398,413
(a)Electronic Arts Inc. ..................           20,000        1,122,500
   Ethan Allen Interiors Inc. ............            2,500          102,500
                                                                 -----------
                                                                   2,623,413
                                                                 -----------
   CONSUMER NON-DURABLES 3.0%
   Alberto-Culver Co., A .................           23,300          588,325
(a)Consolidated Cigar Holdings Inc. ......          115,900        2,049,981
(a)Sola International Inc. ...............           24,400          420,900
(a)Tommy Hilfiger Corp. ..................           73,800        4,428,000
(a)Tropical Sportswear International Corp.           38,900        1,395,538
   Wolverine World Wide Inc. .............           55,000          728,750
                                                                 -----------
                                                                   9,611,494
                                                                 -----------
(a)CONSUMER SERVICES 3.6%
   DeVry Inc. ............................           77,800        2,382,625
   Jones Intercable Inc. .................            2,100           73,763
   Jones Intercable Inc., A ..............           29,100        1,036,688
   The Marquee Group Inc. ................          160,800          723,600
   MeriStar Hotels & Resorts Inc. ........          120,000          315,000
   Prime Hospitality Corp. ...............          238,000        2,513,875
   Rio Hotel & Casino Inc. ...............           62,400          990,600
   SFX Entertainment Inc., A .............           40,000        2,195,000
   Vail Resorts Inc. .....................           47,200        1,038,400
                                                                 -----------
                                                                  11,269,551
                                                                 -----------
(a)ELECTRONIC TECHNOLOGY 17.9%
   Advanced Energy Industries Inc. .......          126,200        3,155,000
   Coherent Inc. .........................          178,400        2,218,850
   Com21 Inc. ............................           70,400        1,478,400
   DuPont Photomasks Inc. ................              400           16,975
   Etec Systems Inc. .....................           66,100        2,644,000
   Excel Switching Corp. .................            3,100          117,800
   Flextronics International Ltd. ........           20,000        1,712,500
   FLIR Systems Inc. .....................           90,000        2,092,500
   Fvc.com Inc. ..........................           24,000          378,000
   Gemstar International Group Ltd. ......           57,000        3,263,250
   H.T.E. Inc. ...........................          131,800          659,000
   Harmonic Lightwaves Inc. ..............           77,700        1,456,875
   Itron Inc. ............................           67,400          484,438
   Jabil Circuit Inc. ....................           34,200        2,552,175
   Komag Inc. ............................          317,800        3,297,175
   Ladish Co. Inc. .......................           61,800          517,575
   Level One Communications Inc. .........           80,000        2,840,000
   Mettler-Toledo International Inc. .....          110,000        3,086,875
   Natural MicroSystems Corp. ............           82,000          597,067
   Novellus Systems Inc. .................           40,000        1,980,000
   Perceptron Inc. .......................           85,000          563,125


116

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   SMALL CAP FUND                                               SHARES          VALUE
----------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)ELECTRONIC TECHNOLOGY (CONT.)
   Photronics Inc. ...................................            8,400      $   201,338
   PMC-Sierra Inc. ...................................           58,000        3,661,250
   Rainbow Technologies Inc. .........................           73,950        1,391,184
   Sanmina Corp. .....................................           26,800        1,675,000
   Security Dynamics Technologies Inc. ...............          185,700        4,271,100
   SIPEX Corp. .......................................           10,600          372,325
   Tekelec ...........................................          187,400        3,103,813
   Transcrypt International Inc. .....................           67,300          189,281
   TriStar Aerospace Co. .............................           31,400          219,800
   Uniphase Corp. ....................................           59,200        4,107,000
   Waters Corp. ......................................            6,600          575,850
   Xylan Corp. .......................................           84,900        1,491,043
                                                                             -----------
                                                                              56,370,564
                                                                             -----------
   ENERGY MINERALS 4.0%
(a)Barrett Resources Corp. ...........................          153,900        3,693,600
(a)Denbury Resources Inc. ............................           85,800          348,563
   Devon Energy Corp. ................................           22,400          687,400
(a)Newfield Exploration Co. ..........................          135,800        2,834,825
   Range Resources Corp. .............................          125,000          429,688
   Snyder Oil Corp. ..................................          128,200        1,706,663
(a)Titan Exploration Inc. ............................          243,200        1,596,000
(a)Tom Brown Inc. ....................................          139,700        1,401,373
                                                                             -----------
                                                                              12,698,112
                                                                             -----------
   FINANCE 6.4%
(a)Affiliated Managers Group Inc. ....................           37,100        1,108,363
   Allied Capital Corp. ..............................           30,000          519,375
   Bank United Corp., A ..............................           50,000        1,962,500
   Espirito Santo Financial Group SA, ADR (Luxembourg)          125,700        2,459,006
(a)E*Trade Group Inc. ................................           40,000        1,871,252
   EVEREN Capital Corp. ..............................           84,000        1,911,000
   Federated Investors Inc., B .......................          122,900        2,227,563
   Freedom Securities Corp. ..........................           26,300          397,788
(a)Golden State Bancorp Inc. .........................          118,000        1,961,750
(a)Hambrecht & Quist Group ...........................           20,000          453,750
(a)HealthCare Financial Partners Inc. ................           29,100        1,160,363
   Heller Financial Inc. .............................           49,000        1,439,375
   Silicon Valley Bancshares .........................           97,400        1,658,849
   Westamerica Bancorp ...............................           27,900        1,025,325
                                                                             -----------
                                                                              20,156,259
                                                                             -----------
(a)HEALTH SERVICES 3.3%
   American Dental Partners Inc. .....................           22,300          257,844
   Medaphis Corp. ....................................           44,900          147,330
   New American Healthcare Corp. .....................           37,100          415,056
   PAREXEL International Corp. .......................           65,000        1,625,000
   Pediatrix Medical Group Inc. ......................            8,900          533,444
   Pharmaceutical Product Development Inc. ...........          100,000        3,006,250
   Renal Care Group Inc. .............................           94,650        2,727,103
   Total Renal Care Holdings Inc. ....................           15,933          471,019
   Transitions Systems Inc. ..........................           70,900        1,063,500
                                                                             -----------
                                                                              10,246,546
                                                                             -----------
   HEALTH TECHNOLOGY 3.5%
(a)DepoTech Corp. ....................................           83,600          193,325
(a)Heska Corp. .......................................           50,300          223,206
(a)Incyte Pharmaceuticals Inc. .......................           12,500          467,188


                                                                             117

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   SMALL CAP FUND                                      SHARES           VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
(a)Inhale Therapeutic Systems ...............           84,300      $ 2,781,900
   Mentor Corp. .............................           57,300        1,342,969
(a)Neurogen Corp. ...........................           64,200        1,123,500
(a)OrthoLogic Corp. .........................          245,000          819,231
(a)Serologicals Corp. .......................          138,750        4,162,500
                                                                    -----------
                                                                     11,113,819
                                                                    -----------
   INDUSTRIAL SERVICES 3.6%
(a)Atwood Oceanics Inc. .....................            3,400           57,800
(a)Catalytica Inc. ..........................          193,733        3,487,194
(a)Core Laboratories, NV (Netherlands) ......          110,400        2,111,400
(a)Marine Drilling Cos. Inc. ................           71,100          546,581
   Safety-Kleen Corp. .......................           12,500          176,563
(a)Tuboscope Inc. ...........................          121,300          985,563
(a)U.S. Liquids Inc. ........................           74,800        1,683,000
   Varco International Inc. .................          300,800        2,331,200
                                                                    -----------
                                                                     11,379,301
                                                                    -----------
   INSURANCE 4.0%
(a)Amerin Corp. .............................           58,200        1,374,975
   Executive Risk Inc. ......................           45,000        2,472,188
   Financial Security Assurance Holdings Ltd.           63,000        3,417,750
   HCC Insurance Holdings Inc. ..............           22,300          393,038
   Life USA Holding Inc. ....................           47,200          607,700
   Reinsurance Group of America Inc. ........           24,400        1,708,000
(a)Risk Capital Holdings Inc. ...............          125,000        2,718,750
                                                                    -----------
                                                                     12,692,401
                                                                    -----------
   NON-ENERGY MINERALS .6%
   Carpenter Technology Corp. ...............           51,600        1,751,175
                                                                    -----------
   PROCESS INDUSTRIES .7%
   ChemFirst Inc. ...........................           85,100        1,680,725
(a)CUNO Inc. ................................           12,000          195,000
   Optical Coating Laboratory Inc. ..........           16,700          434,200
                                                                    -----------
                                                                      2,309,925
                                                                    -----------
   PRODUCER MANUFACTURING 3.0%
(a)Gentex Corp. .............................          137,800        2,756,000
(a)Gibraltar Steel Corp. ....................          116,700        2,654,925
   JLG Industries Inc. ......................          111,400        1,740,625
   Reliance Steel & Aluminum Co. ............            9,000          248,625
   Roper Industries Inc. ....................          107,400        2,188,275
                                                                    -----------
                                                                      9,588,450
                                                                    -----------
   REAL ESTATE 5.9%
   Arden Realty Inc. ........................          100,000        2,318,750
   Camden Property Trust ....................          110,000        2,860,000
   Colonial Properties Trust ................           28,400          756,150
   Cornerstone Properties Inc. ..............            8,000          125,000
   FelCor Lodging Trust Inc. ................          102,000        2,352,375
   Glenborough Realty Trust Inc. ............           64,100        1,306,038
   Innkeepers USA Trust .....................          218,900        2,585,756
   MeriStar Hospitality Corp. ...............          130,000        2,413,125
   OMEGA Healthcare Investors Inc. ..........           27,400          827,138
   SL Green Realty Corp. ....................           30,900          668,213
   Storage Trust Realty .....................           66,400        1,552,100
   Winston Hotels Inc. ......................           98,000          802,375
                                                                    -----------
                                                                     18,567,020
                                                                    -----------


118

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)




   SMALL CAP FUND                                           SHARES           VALUE
------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)RETAIL TRADE 1.3%
   Beyond.com Corp. ..............................           90,000      $ 1,867,500
   Guitar Center Inc. ............................           85,000        2,093,125
                                                                         -----------
                                                                           3,960,625
                                                                         -----------
(a)TECHNOLOGY SERVICES 20.5%
   Actuate Software Corp. ........................           17,600          347,600
   Affiliated Computer Services Inc., A ..........          174,800        7,866,000
   Aspen Technology Inc. .........................            8,600          124,700
   Brightpoint Inc. ..............................           25,900          356,125
   Brio Technology Inc. ..........................           22,000          389,125
   Cambridge Technology Partners Inc. ............           47,300        1,046,513
   Check Point Software Technologies Ltd. ........           11,700          536,006
   Concord Communications Inc. ...................           30,000        1,702,500
   Documentum Inc. ...............................           37,000        1,977,188
   DoubleClick Inc. ..............................           25,300        1,152,731
   Entrust Technologies Inc. .....................           55,200        1,317,900
   Envoy Corp. ...................................           60,600        3,529,950
   Harbinger Corp. ...............................           44,150          353,200
   HNC Software Inc. .............................           92,700        3,748,556
   i2 Technologies Inc. ..........................          116,000        3,523,500
   Information Advantage Inc. ....................           17,400          131,588
   Integrated Systems Inc. .......................          125,700        1,877,644
   International Network Services ................           83,800        5,572,700
   Intuit Inc. ...................................           80,800        5,858,000
   Micromuse Inc. ................................           60,000        1,170,000
   Sapient Corp. .................................           63,200        3,539,200
   Sterling Commerce Inc. ........................            6,058          272,610
   Synopsys Inc. .................................          109,000        5,913,250
   Transaction Systems Architects Inc. ...........           72,000        3,600,000
   The Vantive Corp. .............................          132,300        1,058,400
   VERITAS Software Corp. ........................           45,000        2,697,188
   Visio Corp. ...................................           40,000        1,462,500
   Whittman-Hart Inc. ............................           21,900          604,988
   Wind River Systems Inc. .......................           60,700        2,852,900
                                                                         -----------
                                                                          64,582,562
                                                                         -----------
(a)TELECOMMUNICATIONS 4.9%
   ICG Communications Inc. .......................          156,000        3,354,000
   Intermedia Communications Inc. ................          121,200        2,090,700
   Millicom International Cellular SA (Luxembourg)           62,400        2,176,200
   Paging Network Inc. ...........................          174,800          819,375
   Primus Telecommunications Group Inc. ..........          132,500        2,186,250
   Rural Cellular Corp., A .......................          139,300        1,462,650
   Western Wireless Corp., A .....................          148,100        3,258,200
                                                                         -----------
                                                                          15,347,375
                                                                         -----------
   TRANSPORTATION 3.8%
   Air Express International Corp. ...............          100,000        2,175,000
(a)Atlantic Coast Airlines Holdings ..............          171,000        4,275,000
   C.H. Robinson Worldwide Inc. ..................          112,600        2,920,563
   Expeditors International of Washington Inc. ...           54,800        2,301,600
   Mesaba Holdings Inc. ..........................           12,900          266,063
                                                                         -----------
                                                                          11,938,226
                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $278,870,540)                       295,130,887
                                                                         -----------


                                                                             119

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                      PRINCIPAL
   SMALL CAP FUND                                                                                       AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 9.0%
   Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $28,550,183) (COST $28,535,341)        $28,535,341    $ 28,535,341
    Barclays Capital Inc. (Maturity Value $1,449,736)
    Bear, Stearns & Co. Inc. (Maturity Value $375,995)
    Chase Securities Inc. (Maturity Value $2,953,431)
    CIBC Oppenheimer Corp. (Maturity Value $2,953,431)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,953,431)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,953,431)
    Goldman, Sachs & Co. (Maturity Value $805,377)
    Greenwich Capital Markets Inc. (Maturity Value $2,953,431)
    Lehman Brothers Inc. (Maturity Value $537,013)
    NationsBanc Montgomery Securities LLC (Maturity Value $2,953,431)
    Paine Webber Inc. (Maturity Value $1,610,755)
    Paribas Corp. (Maturity Value $2,953,431)
    Warburg Dillon Read LLC (Maturity Value $3,097,290)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $307,405,881) 102.6%                                                                       323,666,228
   OTHER ASSETS, LESS LIABILITIES (2.6%)                                                                               (8,206,370)
                                                                                                                     ------------
   NET ASSETS 100.0%                                                                                                 $315,459,858
                                                                                                                     ------------








(a)Non-income producing.
(f)See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.
120

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                SHARES/
                                                                                               WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                & RIGHTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS 99.7%
   ARGENTINA 6.3%
   Astra Cia Argentina de Petroleo SA .....................     Energy Sources                       65,000      $    76,769
(a)Atanor Cia Nacional Para la Industria Quimica SA, D ....     Chemicals                           524,163          299,042
   Banco de Galicia y Buenos Aires SA, B ..................     Banking                              63,765          280,819
   Banco Frances SA .......................................     Banking                              21,500          152,788
(a)Buenos Aires Embotelladora SA, B, ADR ..................     Beverages & Tobacco                  56,200              562
(a)Capex SA, A ............................................     Utilities Electrical & Gas           48,735          279,503
   Molinos Rio de la Plata SA, B ..........................     Food & Household Products           936,348        2,202,400
   Nobleza Piccardo Sdad Industrial Comercial y Financial..     Beverages & Tobacco                  48,472          164,953
   Perez Companc SA, B ....................................     Energy Sources                      254,195        1,076,213
   Quilmes Industrial SA, ADR .............................     Beverages & Tobacco                 137,400        1,279,538
   Siderca SA, A ..........................................     Metals & Mining                     192,490          219,636
(a)Sociedad Comercial del Plata Cadelplata Come ...........     Multi-Industry                    1,662,960        1,173,443
   Telecom Argentina Stet-France SA, ADR ..................     Telecommunications                   11,900          327,250
   Telefonica de Argentina SA, B, ADR .....................     Telecommunications                   17,210          480,804
   Transportadora de Gas del Sur SA, B ....................     Utilities Electrical & Gas          102,030          202,201
   Transportadora de Gas del Sur SA, B, ADR ...............     Utilities Electrical & Gas            7,100           71,888
   YPF Sociedad Anonima, ADR ..............................     Energy Sources                       67,893        1,896,761
                                                                                                                 -----------
                                                                                                                  10,184,570
                                                                                                                 -----------
   BRAZIL 11.3%
   Aracruz Celulose SA, ADR ...............................     Forest Products & Paper             119,000          952,000
   Banco Bradesco SA BBD ..................................     Banking                         135,190,083          707,140
   Banco Bradesco SA BBD, pfd. ............................     Banking                         110,232,124          611,260
(a)Banco Bradesco SA BBD, rts. ............................     Banking                           6,018,004            1,534
(a)Banco Bradesco SA BBD, rts., pfd. ......................     Banking                           4,569,026            2,602
   Banco do Brasil SA .....................................     Banking                          87,754,976          486,620
   Banco do Brazil SA, pfd. ...............................     Banking                          33,350,000          223,575
   Brasmotor SA, pfd. .....................................     Multi-Industry                    4,019,000          399,156
   Centrais Eletricas Brasileiras SA (Electrobras) ........     Utilities Electrical & Gas       96,602,000        1,663,002
   Centrais Eletricas Brasileiras SA (Electrobras),B, pfd.      Utilities Electrical & Gas      128,691,000        2,471,038
(a)Centrais Geradoras Do Sul Do Brasil SA, B, pfd. ........     Utilities Electrical & Gas      209,667,000          260,294
   Cia Cervejaria Brahma, pfd. ............................     Beverages & Tobacco                 416,000          181,790
   Cia Energetica de Minas Gerais Cemig, Br., pfd. ........     Utilities Electrical & Gas       30,921,000          588,606
(a)Cia Mesbla SA, pfd. ....................................     Merchandising                     7,400,000            1,837
(a)Cia Mesbla SA, rts. ....................................     Merchandising                    14,694,386              730
   Cia Vale do Rio Doce, A, pfd. ..........................     Metals & Mining                      43,900          563,170
(a)Companhia Energetica do Ceara, pfd. ....................     Utilities Electrical & Gas       23,320,000           57,902
   Companhia Paranaense De Energia-Copel, ADR .............     Utilities Electrical & Gas           12,000           85,500
   Companhia Siderurgica Nacional Sid Nacional CSN ........     Metals & Mining                  40,323,000          901,073
   Copene-Petroquimica do Nordeste SA, A, pfd. ............     Chemicals                         3,069,700          350,605
   Duratex SA, pfd. .......................................     Forest Products & Paper          56,354,800        1,539,175
   Investimentos Itau SA, pfd. ............................     Multi-Industry                    2,222,200        1,232,257
(a)Mannesmann SA ..........................................     Machinery & Engineering           2,121,500          131,688
(a)Mannesmann SA, pfd. ....................................     Machinery & Engineering             309,200           14,843
   Petroleo Brasileiro SA, pfd. ...........................     Energy Sources                   18,817,000        2,133,606
   Souza Cruz SA ..........................................     Beverages & Tobacco                  34,000          219,491
(a)Telecomunicacoes Brasileiras SA, unit ..................     Telecommunications               29,560,000        1,321,117
(a)Telecomunicacoes Brasileiras SA, unit, pfd. ............     Telecommunications               10,191,000          747,298
   Unibanco Uniao de Bamncos Brasileiros SA, unit .........     Banking                          15,439,000          536,675
                                                                                                                 -----------
                                                                                                                  18,385,584
                                                                                                                 -----------
   CHILE 3.6%
   Cia Cervecerias Unidas SA, ADR .........................     Beverages & Tobacco                  15,000          288,750
   Compania De Telecomunicaciones De Chile SA, ADR ........     Telecommunications                  110,000        2,275,625
   Empresa Nacional de Electricidad SA, ADR ...............     Electrical & Electronics            155,100        1,764,263
   Enersis SA, ADR ........................................     Utilities Electrical & Gas           39,600        1,022,175
   Quinenco SA, ADR .......................................     Multi-Industry                       47,900          383,200
   Sociedad Quimica y Minera de Chile SA, ADR .............     Chemicals                             3,000          101,063
                                                                                                                 -----------
                                                                                                                   5,835,076
                                                                                                                 -----------


                                                                             121

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                          SHARES/
                                                                                                          WARRANTS
  TEMPLETON DEVELOPING MARKETS EQUITY FUND                                INDUSTRY                        & RIGHTS        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   CHINA 1.9%
   China Resources Enterprises Ltd. ........................      Multi-Industry                             207,000    $   323,302
(a)China Southern Glass Co. Ltd., B ........................      Building Materials & Components          1,765,445        161,795
   China Vanke Co. Ltd., B .................................      Real Estate                              2,857,867        785,731
   Chiwan Wharf Holdings Ltd., B ...........................      Transportation                           1,132,000        116,893
   Guangshen Railway Co. Ltd., H ...........................      Transportation                           1,187,000        137,894
   Guangshen Railway Co. Ltd., H, ADR ......................      Transportation                              12,700         76,200
   Shandong Huaneng Power Development Co. Ltd., ADR ........      Utilities Electrical & Gas                  96,500        440,281
(a)Shanghai Dazhong Taxi Shareholding Co. Ltd., B ..........      Transportation                             569,300        240,245
(a)Shanghai Jin Jiang Tower Co. Ltd., B ....................      Leisure & Tourism                        1,891,600        166,461
(a)Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd., B      Real Estate                                284,900         91,738
   Shanghai Petrochemical Co. Ltd., H ......................      Chemicals                                2,540,000        229,501
(a)Shanghai Tyre & Rubber Co. Ltd., B ......................      Industrial Components                    1,472,570        147,257
(a)Shanghai Vacuum Electron Devices Co. Ltd., B ............      Appliances & Household Durables            580,433         67,330
   Shanghai Yaohua Pilkington Glass, B .....................      Building Materials & Components            477,600         40,596
                                                                                                                        -----------
                                                                                                                          3,025,224
                                                                                                                        -----------
   COLOMBIA 1.3%
   Bavaria SA ..............................................      Beverages & Tobacco                        228,607      1,152,268
   Cementos Argos SA .......................................      Building Materials & Components            262,000        746,637
   Compania Nacional de Chocolates SA ......................      Food & Household Products                   64,363        278,664
                                                                                                                        -----------
                                                                                                                          2,177,569
                                                                                                                        -----------
   CROATIA
   Pliva D D, GDR, Reg S ...................................      Health & Personal Care                       3,900         64,740
                                                                                                                        -----------
   CZECH REPUBLIC 2.6%
(a)CEZ AS ..................................................      Utilities Electrical & Gas                 128,080      2,830,632
(a)SPT Telecom AS ..........................................      Telecommunications                          66,310      1,011,288
   Tabak AS ................................................      Beverages & Tobacco                            250         69,844
   Unipetrol ...............................................      Chemicals                                  208,938        375,700
                                                                                                                        -----------
                                                                                                                          4,287,464
                                                                                                                        -----------
   GHANA 1.0%
   Ashanti Goldfields Co. Ltd., GDR, Reg S .................      Metals & Mining                            167,364      1,569,038
                                                                                                                        -----------
   HONG KONG 7.3%
   Cheung Kong Holdings Ltd. ...............................      Multi-Industry                             337,000      2,425,086
   Citic Pacific Ltd. ......................................      Multi-Industry                             552,000      1,189,893
   Dairy Farm International Holdings Ltd. ..................      Merchandising                              221,772        255,038
   Hang Lung Development Co. Ltd. ..........................      Real Estate                              1,021,000      1,093,846
   Hong Kong & Shanghai Hotels Ltd. ........................      Leisure & Tourism                          568,000        403,240
   Hong Kong Electric Holdings Ltd. ........................      Utilities Electrical & Gas                 180,400        547,214
   HSBC Holdings Plc .......................................      Banking                                     66,155      1,648,058
   Hutchison Whampoa Ltd. ..................................      Multi-Industry                              41,000        289,748
   IMC Holdings Ltd. .......................................      Transportation                              66,000          6,389
   Jardine Matheson Holdings Ltd. ..........................      Multi-Industry                             217,015        559,899
   New World Development Co. Ltd. ..........................      Real Estate                                911,231      2,293,589
(a)Semi-Tech Co. Ltd. ......................................      Appliances & Household Durables          1,452,071         59,978
   Sun Hung Kai Properties Ltd. ............................      Real Estate                                138,739      1,011,811
   Yue Yuen Industrial (Holdings) Ltd. .....................      Recreation & Other Consumer Goods           67,200        129,243
                                                                                                                        -----------
                                                                                                                         11,913,032
                                                                                                                        -----------
   HUNGARY 1.4%
   Borsodchem RT ...........................................      Chemicals                                   19,330        502,789
   Borsodchem RT, GDR, Reg S ...............................      Chemicals                                   13,000        338,325
(a)Danubius Hotel and SpA RT ...............................      Leisure & Tourism                            3,000         62,844
   Gedeon Richter Ltd. .....................................      Health & Personal Care                      12,950        551,877
   Mol Magyar Olay-Es Gazipari RT ..........................      Energy Sources                               7,330        201,043
   Tiszai Vegyi Kombinat RT ................................      Chemicals                                   44,001        592,689
                                                                                                                        -----------
                                                                                                                          2,249,567
                                                                                                                        -----------


122

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                             SHARES/
                                                                                            WARRANTS
  TEMPLETON DEVELOPING MARKETS EQUITY FUND                     INDUSTRY                     & RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  INDIA 3.0%
   Arvind Mills Ltd. ............................      Textiles & Apparel                      143,000      $  130,057
   Bajaj Auto Ltd. ..............................      Automobiles                               9,800         120,204
(a)Bank of Baroda ...............................      Banking                                  95,700         111,697
(a)Bharat Petroleum Corp. Ltd. ..................      Energy Sources                           30,000         164,626
   Bombay Dyeing & Manufacturing Co. Ltd. .......      Chemicals                                 2,200           3,000
   Cummins India Ltd. ...........................      Machinery & Engineering                   4,000          28,944
   Grasim Industries Ltd. .......................      Multi-Industry                           22,900          97,158
   Grasim Industries Ltd., GDR ..................      Multi-Industry                           26,000         118,300
   Great Eastern Shipping Co. Ltd. ..............      Transportation                          297,800         161,527
   Gujarat Industries Power Ltd. ................      Energy Equipment & Services              52,100          30,343
   Hindustan Organic Chemicals Ltd. .............      Chemicals                                25,900           4,815
   Hindustan Petroleum Corporation Ltd. .........      Energy Sources                           39,400         217,970
   ICICI Ltd. ...................................      Financial Services                      182,480         202,034
   India Cements Ltd. ...........................      Building Materials & Components          40,900          31,135
(a)India Cements Ltd., GDR ......................      Building Materials & Components           3,051           2,288
   Indian Aluminium Co. Ltd. ....................      Metals & Mining                          45,000          96,256
   Indian Petrochemicals Corp. Ltd. .............      Chemicals                               204,200         275,334
(a)Indian Rayon & Industries Ltd. ...............      Multi-Industry                           30,525          80,809
   Indian Rayon & Industries Ltd., GDR ..........      Multi-Industry                           10,669          26,939
   Indo Gulf Corp. Ltd. .........................      Chemicals                               142,300          93,591
   Industrial Development Bank of India .........      Banking                                 166,300         142,639
   Larsen & Toubro Ltd. .........................      Multi-Industry                          157,500         594,846
   Larsen and Toubro Ltd., GDR, Reg S ...........      Multi-Industry                           15,875         121,841
   Mahanagar Telephone Nigam Ltd. ...............      Telecommunications                       12,400          53,456
   National Aluminium Co. Ltd. ..................      Metals & Mining                         617,100         273,726
   Oriental Bank of Commerce ....................      Banking                                 294,800         259,100
   Reliance Industries Ltd. .....................      Chemicals                               115,400         325,321
   Satyam Computers Services Ltd. ...............      Data Processing & Reproduction            2,200          37,662
(a)Shipping Corporation of India Ltd. ...........      Transportation                          179,200          88,554
   Steel Authority of India Ltd. ................      Metals & Mining                          74,100           9,852
   Steel Authority of India Ltd., GDR, Reg S ....      Metals & Mining                          22,000          43,450
   Tata Chemicals Ltd. ..........................      Chemicals                                69,350         165,312
   Tata Engineering & Locomotive Co. Telco ......      Machinery & Engineering                 147,500         565,756
(a)Tata Hydro-Electric Power Company ............      Utilities Electrical & Gas               20,000          37,462
   Tata Iron & Steel Co., Ltd. ..................      Metals & Mining                          10,000          27,626
   Thermax Ltd. .................................      Energy Equipment & Services               2,200           7,403
   Videsh Sanchar Nigam Ltd., GDR ...............      Telecommunications                        5,000          61,250
                                                                                                            ----------
                                                                                                             4,812,283
                                                                                                            ----------
   INDONESIA 3.2%
(a)Asia Pulp & Paper Co. Ltd., ADR ..............      Forest Products & Paper                  91,700         750,794
(a)PT Barito Pacific Timber TBK .................      Forest Products & Paper               3,211,000         141,365
(a)PT BBL Dharmala Finance TBK, fgn. ............      Financial Services                      150,000          26,415
(a)PT BDNI Capital Corp., fgn. ..................      Financial Services                      411,000           9,047
(a)PT Charoen Pokphand Indonesia ................      Food & Household Products             1,733,750          32,712
   PT Gudang Garamm .............................      Beverages & Tobacco                     118,000         172,918
(a)PT Indah Kiat Pulp & Paper Corp. .............      Forest Products & Paper               1,747,000         477,953
(a)PT Indocement Tunggal Prakarsa ...............      Building Materials & Components       1,396,500         557,722
(a)PT Indofoods Sukses Makmurr ..................      Food & Household Products               684,020         348,463
   PT Indosat ...................................      Telecommunications                      197,000         258,330
(a)PT Inter-Pacific Bank, fgn. ..................      Banking                                  15,000             377
   PT Semen Gresik (Persero) ....................      Building Materials & Components         444,000         463,547
(a)PT Sinar Mas Agro Resources & Technology Corp.      Food & Household Products               745,800         159,479
(a)PT Sinar Mas Multi Artha, fgn. ...............      Financial Services                       98,250          20,700
(a)PT Summarecon Agung ..........................      Real Estate                             668,069          12,605
   PT Telekomunikasi Indonesia (Persero), B .....      Telecommunications                    1,558,500         529,302
   PT Timah .....................................      Metals & Mining                       1,002,000         677,453
(a)PT Tjiwi Kimia ...............................      Forest Products & Paper               2,251,926         587,767
                                                                                                            ----------
                                                                                                             5,226,949
                                                                                                            ----------


                                                                             123

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                               SHARES/
                                                                                               WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                   INDUSTRY                         & RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   ISRAEL .4%
(a)Clal Industries Ltd. .......................      Multi-Industry                             104,802      $   511,401
   Koor Industries Ltd. .......................      Multi-Industry                               1,466          127,920
                                                                                                             -----------
                                                                                                                 639,321
                                                                                                             -----------
   JORDAN .1%
   Jordan Cement Factories Ltd. ...............      Building Materials & Components             36,000          156,742
                                                                                                             -----------
   MALAYSIA 2.8%
   AMMB Holdings Bhd. .........................      Financial Services                         129,000          121,405
   Boustead Holdings Bhd. .....................      Food & Household Products                  384,000          240,391
   Cosway Corporation Bhd. ....................      Appliances & Household Durables            453,000          143,696
   Edaran Otomobil Nasional Bhd. ..............      Automobiles                                  3,000            3,781
   Federal Flour Mills Bhd. ...................      Food & Household Products                  103,000           80,492
   Genting Bhd. ...............................      Leisure & Tourism                          311,400          539,688
   Hong Leong Industries Bhd. .................      Multi-Industry                             336,200          168,797
   Hong Leong Industries Bhd., wts. ...........      Multi-Industry                              38,000            3,991
   Hong Leong Properties Bhd. .................      Real Estate                                474,000           78,664
   Island & Peninsula Bhd. ....................      Real Estate                                458,000          292,489
   Kian Joo Can Factory Bhd. ..................      Industrial Components                       85,000           99,995
(a)Leader Universal Holdings Bhd. .............      Industrial Components                      982,000          216,606
   Malaysian Airlines System Bhd. .............      Transportation                             197,000           86,080
   Malaysian International Shipping Corp., fgn.      Transportation                             207,666          218,125
(a)MBF Capital Bhd. ...........................      Financial Services                         107,000           19,219
   Oriental Holdings Bhd. .....................      Automobiles                                 39,000           47,928
   Perlis Plantations Bhd. ....................      Multi-Industry                             360,500          295,352
   Perusahaan Otomobil Nasional Bhd. ..........      Automobiles                                214,000          258,495
   PPB Oil Palms Bhd. .........................      Multi-Industry                                 625              382
   Public Bank Bhd. ...........................      Banking                                    368,000          154,614
   Public Bank Bhd., fgn. .....................      Banking                                     31,000           12,048
   Renong Bhd. ................................      Multi-Industry                           1,608,000          310,774
   Resorts World Bhd. .........................      Leisure & Tourism                          756,000          695,611
   Shangri La Hotels (Malaysia) Bhd. ..........      Leisure & Tourism                        1,010,000          269,461
   Tanjong Plc. ...............................      Recreation & Other Consumer Goods          189,000          214,401
   Technology Resources Industries Bhd. .......      Multi-Industry                             104,000           43,258
                                                                                                             -----------
                                                                                                               4,615,743
                                                                                                             -----------
   MEXICO 10.3%
   Cemex SA ...................................      Building Materials & Components             54,810          118,320
   Cemex SA, B ................................      Building Materials & Components          1,454,500        3,654,633
(a)Cifra SA de CV, V ..........................      Merchandising                              209,000          253,589
   Coca Cola Femsa SA de CV, L, ADR ...........      Beverages & Tobacco                         67,300          891,725
   Cydea SA de CV, A ..........................      Multi-Industry                              69,938           63,644
   DESC SA de CV DESC, B ......................      Multi-Industry                             460,170          394,564
(a)Grupo Financiero Banamex Accival SA de CV, B      Banking                                    461,000          605,966
(a)Grupo Financiero Banamex Accival SA de CV, L      Banking                                    992,137        1,143,616
   Grupo Financiero Bancomer SA de CV, L ......      Banking                                  1,300,370          184,077
   Grupo Financiero Serfin SA de CV, B ........      Banking                                  2,607,816          232,040
   Panamerican Beverages Inc., A ..............      Food & Household Products                    5,900          128,694
   Telefonos de Mexico SA (Telmex), L, ADR ....      Telecommunications                         163,200        7,945,800
   Vitro SA De CV .............................      Food & Household Products                  699,849        1,026,068
                                                                                                             -----------
                                                                                                              16,642,736
                                                                                                             -----------
   PAKISTAN .6%
   Pakistan Telecommunications Corp., A .......      Telecommunications                       2,700,000        1,031,156
                                                                                                             -----------
   PERU .9%
   Telefonica Del Peru SA, B, ADR .............      Telecommunications                         109,500        1,389,281
                                                                                                             -----------
   PHILIPPINES 1.6%
(a)A Soriano Corp. ............................      Multi-Industry                           2,414,000           51,506
   Ayala Corp. ................................      Multi-Industry                             393,500          139,091
(a)Filinvest Development Corp. ................      Real Estate                              2,817,000           92,693
(a)Keppel Philippine Holdings Inc., B .........      Machinery & Engineering                    638,000           11,481


124

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                         SHARES/
                                                                                         WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                    INDUSTRY                  & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   PHILIPPINES (CONT.)
(a)Petron Corp. ..............................      Energy Sources                        4,498,000      $  491,427
   Philippine Long Distance Telephone Co., ADR      Telecommunications                       58,000       1,504,375
   RFM Corp. .................................      Food & Household Products               497,090          76,672
   San Miguel Corp., B .......................      Food & Household Products                90,500         174,486
(a)Southeast Asia Cement Holdings Inc. .......      Building Materials & Components      10,600,000         130,797
                                                                                                         ----------
                                                                                                          2,672,528
                                                                                                         ----------
   POLAND 2.1%
   Bank Handlowy W Warszawie SA, GDR, Reg S ..      Banking                                   5,500          71,225
   Bank Przemyslowo-Handlowy SA ..............      Banking                                  15,088         894,104
   Bank Rozwoju Eksportu SA ..................      Banking                                     736          16,985
   Bank Slaski SA W Katowicach ...............      Banking                                   3,000         155,556
   Big Bank Gdanski SA, G ....................      Banking                               1,172,050       1,051,840
   Big Bank Gdanski SA, GDR, Reg S ...........      Banking                                  12,333         167,112
   Gorazdze SA ...............................      Building Materials & Components           8,385         140,944
   Polifarb Cieszyn Wroclaw SA ...............      Chemicals                                18,149          43,175
(a)Rolimpex SA ...............................      Wholesale & International Trade          49,753          80,795
   Warta SA ..................................      Insurance                                28,395         582,462
   Wielkopolski Bank Kredytowy SA ............      Banking                                  14,742          92,819
   Zaklady Piwowarskie W Zywcu SA ............      Beverages & Tobacco                         780          93,333
                                                                                                         ----------
                                                                                                          3,390,350
                                                                                                         ----------
   RUSSIA .2%
   Irkutskenergo .............................      Utilities Electrical & Gas              439,500          19,668
   Irkutskenergo, ADR ........................      Utilities Electrical & Gas                7,000          15,663
(a)JSC Gorkovsky Augomobile Plant ............      Automobiles                               1,310          23,908
   Lukoil Holdings, ADR ......................      Energy Sources                            3,360          54,432
   Mosenergo .................................      Utilities Electrical & Gas            2,052,000          41,040
   Mosenergo, ADR ............................      Utilities Electrical & Gas                3,000           5,625
   Rostelekom ................................      Telecommunications                        2,000           1,460
   Rostelecom, ADR ...........................      Telecommunications                       11,900          49,831
   Unified Energy Systems ....................      Utilities Electrical & Gas              610,600          18,623
   Unified Energy Systems, ADR ...............      Utilities Electrical & Gas               12,000          36,828
(a)Vimpel Communications, ADR ................      Telecommunications                        5,200          67,275
                                                                                                         ----------
                                                                                                            334,353
                                                                                                         ----------
   SINGAPORE 9.7%
   Acer Computer International Ltd. ..........      Electrical & Electronics                116,000          58,000
   Acma Ltd. .................................      Electrical & Electronics                120,000          52,727
   Asia Pacific Breweries Ltd. ...............      Beverages & Tobacco                      26,000          53,891
   City Developments Ltd. ....................      Real Estate                             367,500       1,592,500
   Cycle & Carriage Ltd. .....................      Automobiles                              67,000         229,423
   Delgro Corp. ..............................      Transportation                           50,000          64,848
   First Capital Corp. Ltd. ..................      Real Estate                             323,000         215,333
   Fraser and Neave Ltd. .....................      Beverages & Tobacco                     441,000       1,288,255
   G P Batteries International Ltd. ..........      Electrical & Electronics                 49,000         104,533
   Hai Sun Hup Group Ltd. ....................      Transportation                        1,315,000         330,742
   Hind Hotels International Ltd. ............      Leisure & Tourism                       344,000         235,588
(a)Hong Leong Finance Ltd., fgn. .............      Financial Services                       35,000          67,030
(a)Inchcape Marketing Services Ltd. ..........      Broadcasting & Publishing               377,000         205,636
   Inchcape Motors Ltd. ......................      Wholesale & International Trade         163,000         188,685
   Isetan (Singapore) Ltd. ...................      Merchandising                            75,500          68,636
   Jurong Shipyard Ltd. ......................      Machinery & Engineering                 224,000         984,242
   Keppel Corp., Ltd. ........................      Transportation                          698,000       1,869,794
   Metro Holdings Ltd. .......................      Wholesale & International Trade         147,000         138,091
   Natsteel Ltd. .............................      Metals & Mining                       1,007,000       1,104,648
(a)Neptune Orient Lines Ltd. .................      Transportation                          339,000         108,891
(a)Osprey Maritime Ltd. ......................      Transportation                          359,000         110,964
   Osprey Maritime Ltd., 2.50%, cvt., pfd. ...      Transportation                           96,120          29,127
   Overseas Chinese Banking Corp. Ltd., fgn. .      Banking                                 302,000       2,049,939
   Overseas Union Enterprise Ltd. ............      Leisure & Tourism                       195,400         388,432


                                                                             125

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                        SHARES/
                                                                                                       WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                               INDUSTRY                      & RIGHTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   SINGAPORE (CONT.)
   Robinson & Co., Ltd. .................................      Merchandising                                21,200      $    47,539
(a)Sembcorp Industries Ltd. .............................      Multi-Industry                            1,240,769        1,413,725
   United Industrial Corporation Ltd. ...................      Real Estate                               1,371,000          548,400
   United Overseas Bank Ltd., fgn. ......................      Banking                                     325,000        2,087,879
   WBL Corp. Ltd. .......................................      Multi-Industry                              135,000           86,727
                                                                                                                        -----------
                                                                                                                         15,724,225
                                                                                                                        -----------
   SLOVAK REPUBLIC .4%
   Nafta Gbely AS .......................................      Utilities Electrical & Gas                    4,800           41,711
   Slovnaft AS ..........................................      Chemicals                                    28,010          502,012
   Vychodoslovenske Zeleziarne AS .......................      Metals & Mining                              20,000           97,217
                                                                                                                        -----------
                                                                                                                            640,940
                                                                                                                        -----------
   SOUTH AFRICA 7.7%
   Amalgamated Banks of South Africa Ltd. ...............      Banking                                      14,800           70,192
   Anglo American Gold Investment Co. Ltd. ..............      Metals & Mining                               1,700           63,576
   Anglo American Industrial Corp. Ltd. .................      Multi-Industry                               65,155          991,266
   Anglo-American Corp. of South Africa Ltd. ............      Metals & Mining                              31,500          887,799
   Barlow Ltd. ..........................................      Multi-Industry                              194,000          745,298
   CG Smith Ltd. ........................................      Multi-Industry                              600,000        1,361,608
   De Beers/Centenary Linked Units ......................      Misc Materials & Commodities                 64,400          821,045
   Iscor Ltd. ...........................................      Metals & Mining                           3,395,912          611,902
   Liberty Life Association of Africa Ltd. ..............      Insurance                                    41,900          576,924
   Nedcor Ltd. ..........................................      Financial Services                            3,500           59,615
   Palabora Mining Co. Ltd. .............................      Metals & Mining                             114,000          629,807
   Rembrandt Group Ltd. .................................      Multi-Industry                              156,170          955,696
   Reunert Ltd. .........................................      Electrical & Electronics                     63,300           88,234
   Sappi Ltd. ...........................................      Forest Products & Paper                     305,851        1,182,799
   Sasol Ltd. ...........................................      Energy Sources                              336,000        1,270,834
   South African Breweries Ltd. .........................      Beverages & Tobacco                          94,370        1,589,744
   Tiger Oats Ltd. ......................................      Food & Household Products                     9,700           95,636
   Tongaat-Hulett Group Ltd. ............................      Multi-Industry                               82,443          539,553
   Voltex Holdings Ltd. .................................      Electrical & Electronics                     27,381            9,309
                                                                                                                        -----------
                                                                                                                         12,550,837
                                                                                                                        -----------
   SOUTH KOREA 3.9%
   BYC Co. Ltd. .........................................      Textiles & Apparel                            2,760          105,580
(a)Cho Hung Bank Co. Ltd., GDR, Reg S ...................      Banking                                      54,000           51,300
(a)Daegu Bank Co. Ltd. ..................................      Banking                                      17,498           62,571
   Daewoo Electric Components Co. Ltd. ..................      Electronic Components & Instruments           9,000           37,422
   Hana Bank ............................................      Banking                                      12,535          138,641
   Hana Bank, GDR, Reg S ................................      Banking                                      82,687        1,039,789
(a)Hotel Shilla Co. .....................................      Leisure & Tourism                            13,240           78,174
   Korea Electric Power Corp. ...........................      Utilities Electrical & Gas                   74,900        1,856,150
   Saehan Precision Co. Ltd. ............................      Electrical & Electronics                      4,234           66,899
   Samsung Display Devices Ltd. .........................      Electrical & Electronics                     26,266        1,295,280
   Samsung Electronics Co. Ltd. .........................      Electrical & Electronics                      4,275          286,896
(a)Samsung Heavy Industries Co. Ltd. ....................      Machinery & Engineering                      94,984          540,283
   Shin Poong Paper Manufacturing Co. Ltd. ..............      Forest Products & Paper                       5,521           45,683
   Shin Young Wocoal Inc. ...............................      Textiles & Apparel                            1,610           59,178
   Sindo Ricoh Co. ......................................      Appliances & Household Durables               3,980          142,651
(a)Tong Yang Merchant Bank ..............................      Financial Services                           88,915          505,762
                                                                                                                        -----------
                                                                                                                          6,312,259
                                                                                                                        -----------
   SRI LANKA .2%
   National Development Bank of Sri Lanka ...............      Banking                                     130,000          243,168
                                                                                                                        -----------
   THAILAND 8.0%
   Advanced Info Service Public Co. Ltd., fgn. ..........      Telecommunications                           87,300          518,971
(a)American Standard Sanitaryware (THB) PUB Co. Ltd. fgn.      Building Materials & Components              30,800          230,989
   Ayudhya Insurance Public Co. Ltd., fgn. ..............      Insurance                                    44,100          154,747
(a)Bangkok Bank Public Co. Ltd. .........................      Banking                                     922,400        1,320,072


126

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                    SHARES/
                                                                                                    WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                     & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
   THAILAND (CONT.)
(a)Bangkok Expressway Public Co. Ltd., fgn. ............      Transportation                           101,000      $   101,459
   Bangkok Insurance Public Co. Ltd. ...................      Insurance                                 37,000          137,471
   Bangkok Insurance Public Co. Ltd., fgn. .............      Insurance                                  4,900           23,634
   BEC World Public Co Ltd., fgn. ......................      Telecommunications                        20,000          110,087
(a)Charoen Pokphand Feedmill Public Co. Ltd. ...........      Food & Household Products                133,776          162,917
(a)Charoen Pokphand Feedmill Public Co. Ltd., fgn. .....      Food & Household Products                331,224          405,655
(a)Dusit Thani Public Company Ltd., fgn. ...............      Leisure & Tourism                         74,500           78,693
(a)Hana Microelectronics Co. Ltd., fgn. ................      Electrical & Electronics                 160,400          388,474
(a)Hua Thai Manufacturing Public Co. Ltd., fgn. ........      Textiles & Apparel                        16,000           26,641
   Industrial Finance Corp. of Thailand ................      Financial Services                       167,000           67,793
   Industrial Finance Corp. of Thailand, fgn. ..........      Financial Services                     1,358,700          560,905
(a)Italian-Thai Development Public Co. Ltd., fgn. ......      Construction & Housing                   109,700          220,396
(a)Jasmine International Public Co. Ltd., fgn. .........      Telecommunications                       667,000          167,048
(a)Karat Sanitaryware Public Co. Ltd., fgn. ............      Building Materials & Components           39,683            4,369
(a)Regional Container Lines Public Co. Ltd. ............      Transportation                            17,992            9,408
   Regional Container Lines Public Co. Ltd., fgn. ......      Transportation                           294,008          145,649
   Saha Pathanapibul Public Co. Ltd., fgn. .............      Food & Household Products                 80,700           82,177
   Saha Union Public Co. Ltd., fgn. ....................      Multi-Industry                           476,300          199,906
(a)Serm Suk Public Co. Ltd. ............................      Food & Household Products                 46,300          236,374
(a)Siam Cement Public Co. Ltd. .........................      Building Materials & Components           68,100        1,049,567
(a)Siam Commercial Bank Ltd., fgn. .....................      Banking                                  106,800           63,930
   Siam Makro Public Company Ltd., fgn. ................      Merchandising                            376,000          734,719
(a)Thai Airways International Public Co. Ltd., fgn. ....      Transportation                           519,700          672,242
(a)Thai Asahi Glass Public Co. Ltd. ....................      Building Materials & Components          102,510           18,056
(a)Thai Farmers Bank Public Co. Ltd. ...................      Banking                                1,988,200        2,927,445
(a)Thai Farmers Bank Public Co. Ltd., fgn. .............      Banking                                  565,800          996,593
(a)Thai Petrochemical Industry Public Co. Ltd., fgn. ...      Chemicals                                469,520           77,532
   Thai Rayon Public Co. Ltd. ..........................      Textiles & Apparel                        41,906           41,231
   Thai Rayon Public Co. Ltd., fgn. ....................      Textiles & Apparel                         3,394            3,339
   Thai Wacoal Public Co. Ltd., fgn. ...................      Textiles & Apparel                         8,200            9,704
(a)Total Access Communication Public Co. Ltd. ..........      Telecommunications                       415,000          713,800
(a)United Communications Industries, fgn. ..............      Telecommunications                       509,700          273,542
                                                                                                                    -----------
                                                                                                                     12,935,535
                                                                                                                    -----------
   TURKEY 5.5%
   Akbank ..............................................      Banking                              222,995,556        4,524,957
   Alarko Sanayii ve Ticaret SA ........................      Appliances & Household Durables        3,833,998          173,223
(a)Alcatel Teletas .....................................      Telecommunications                     1,482,000           62,259
(a)Anadolu Anonim Turk Sigorta Sirketi, Br. ............      Insurance                             18,049,000          208,874
   Arcelik AS, Br. .....................................      Appliances & Household Durables       12,151,456          350,597
   Beko Elektronik AS ..................................      Appliances & Household Durables        6,561,005           86,329
   Erciyas Biracilik ...................................      Food & Household Products              2,386,000          158,865
(a)Eregli Demir ve Celik Fabrikalari AS ................      Metals & Mining                       11,013,000          453,928
   Haci Omer Sabanci Holding AS, ADR, 144A .............      Multi-Industry                           384,200        1,440,750
(a)Netas Northern Electric Telekomunic Asyon AS ........      Electrical & Electronics               5,781,000          106,309
   Petkim Petrokimya Holding AS ........................      Chemicals                                182,000           82,229
   Tat Konserve Sanayii AS .............................      Food & Household Products              3,970,928          141,639
(a)Tofas Turk Otomobil Fabrikasi AS ....................      Automobiles                           21,581,035          195,009
(a)Turkiye Garanti Bankasi AS ..........................      Banking                               34,037,662          841,768
(a)Turkiye Is Bankasi AS, C ............................      Banking                                2,888,000           75,084
                                                                                                                    -----------
                                                                                                                      8,901,820
                                                                                                                    -----------
   VENEZUELA 2.4%
   Ceramica Carabobo CA, A .............................      Building Materials & Components          330,484           27,808
   Ceramica Carabobo CA, A, ADR ........................      Building Materials & Components           29,950           25,201
   Compania Anonima Nacional Telefonos de Venezuela, ADR      Telecommunications                        47,000          837,188
   Electricidad de Caracas SAICA SACA ..................      Utilities Electrical & Gas             2,874,842        1,241,085
(a)Manufacturera de Aparatos Domesticos Madoda SA, A ...      Appliances & Household Durables           10,000            3,525
   Mavesa SA, ADR ......................................      Food & Household Products                326,800        1,225,500
   Siderurgica Venezolana Sivensa Saica Services, ADR, A      Metals & Mining                           34,708          162,471


                                                                             127

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                    SHARES/
                                                                                                    WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                            INDUSTRY                     & RIGHTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
VENEZUELA (CONT.)
Venezolana de Cementos-Vencemos, #1 ....................      Building Materials & Components          333,151       $    218,361
Venezolana de Cementos-Vencemos, #2 ....................      Building Materials & Components          348,826            231,725
                                                                                                                     ------------
                                                                                                                        3,972,864
                                                                                                                     ------------
TOTAL INVESTMENTS (COST $228,078,693) 99.7% ............                                                              161,884,954
OTHER ASSETS, LESS LIABILITIES .3% .....................                                                                  548,333
                                                                                                                     ------------
TOTAL NET ASSETS 100.0% ................................                                                             $162,433,287
                                                                                                                     ============


(a)Non-income producing.



                       See notes to financial statements.
128

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                 COUNTRY             SHARES          VALUE
-----------------------------------------------------------------------------------------------------
   COMMON STOCKS 58.7%
   AEROSPACE & MILITARY TECHNOLOGY 4.1%
   Alvis Plc ....................................      United Kingdom         140,990      $  457,417
   Boeing Co. ...................................      United States           21,217         692,205
   Hong Kong Aircraft Engineering Co. Ltd. ......        Hong Kong            363,200         496,940
   Kaman Corp., A ...............................      United States           40,300         647,319
   Raytheon Co., A ..............................      United States           17,615         910,475
   Rolls-Royce Plc ..............................      United Kingdom          25,276         104,502
                                                                                           ----------
                                                                                            3,308,858
                                                                                           ----------
   APPLIANCES & HOUSEHOLD DURABLES .6%
   Laox Co. Ltd. ................................          Japan               70,000         515,071
                                                                                           ----------
   AUTOMOBILES .2%
   General Motors Corp. .........................      United States            2,700         193,219
                                                                                           ----------
   BANKING 1.7%
(a)Bangkok Bank Public Co. Ltd., fgn ............         Thailand            312,000         644,007
   Banque Nationale de Paris ....................          France               9,193         757,334
                                                                                           ----------
                                                                                            1,401,341
                                                                                           ----------
   BUILDING MATERIALS & COMPONENTS 1.5%
   Caradon Plc ..................................      United Kingdom         295,300         501,133
   Gujarat Ambuja Cements Ltd. ..................          India               35,600         217,891
   Gujarat Ambuja Cements Ltd., GDR, 144A .......          India               14,600          96,360
   Plettac AG ...................................         Germany               5,192         411,470
                                                                                           ----------
                                                                                            1,226,854
   BUSINESS & PUBLIC SERVICES .8%
   Columbia HCA Healthcare Corp. ................      United States           13,600         336,600
(a)Humana Inc. ..................................      United States           18,200         324,188
                                                                                           ----------
                                                                                              660,788
                                                                                           ----------
   CHEMICALS 1.1%
   Beijing Yanhua Petrochemical Company Ltd., ADR          China               69,740         278,960
   Rhone-Poulenc SA, A ..........................          France               9,870         508,147
   Shanghai Petrochemical Co. Ltd., H ...........          China              834,000          75,356
                                                                                           ----------
                                                                                              862,463
                                                                                           ----------
   DATA PROCESSING & REPRODUCTION 1.4%
(a)3Com Corp. ...................................      United States           25,400       1,138,238

   ELECTRICAL & ELECTRONICS 3.3%
   General Electric Co. Plc .....................      United Kingdom         184,900       1,661,193
   Motorola Inc. ................................      United States            4,310         263,179
   Philips Electronics NV .......................       Netherlands            11,300         758,672
                                                                                           ----------
                                                                                            2,683,044
                                                                                           ----------
   ENERGY EQUIPMENT & SERVICES .8%
   Sunoco Inc. ..................................      United States           17,500         631,094

   ENERGY SOURCES .8%
   MOL Magyar Olay-Es Gazipari RT, GDS, 144A ....         Hungary              12,107         334,456
   Rao Gazprom, Reg S, ADR ......................          Russia              14,201         120,353
   Societe Elf Aquitaine SA, br. ................          France               1,805         208,734
                                                                                           ----------
                                                                                              663,543
   FINANCIAL SERVICES 2.4%
   Axa-UAP ......................................          France              11,271       1,634,297
   ING Groep NV .................................       Netherlands             5,146         313,964
(a)Waddell & Reed Financial Inc. ................      United States            1,274          30,178
                                                                                           ----------
                                                                                            1,978,439
                                                                                           ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                       COUNTRY            SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FOOD & HOUSEHOLD PRODUCTS 2.2%
   Archer-Daniels Midland Co. .........................      United States           29,547      $  507,839
   IBP Inc. ...........................................      United States           43,300       1,261,113
                                                                                                 ----------
                                                                                                  1,768,952
                                                                                                 ----------
   FOREST PRODUCTS & PAPER 1.2%
   Cartiere Burgo SpA .................................          Italy               34,500         223,201
   Georgia Pacific Corp. ..............................      United States            2,500         146,406
   Mo Och Domsjoe AB, B ...............................          Sweden               9,575         208,491
(a)Repap Enterprises Inc. .............................          Canada           4,876,190         269,841
   Stora Enso OY, R ...................................         Finland              10,000         100,723
                                                                                                 ----------
                                                                                                    948,662
                                                                                                 ----------
   INDUSTRIAL COMPONENTS 2.1%
   BTR Plc ............................................      United Kingdom         347,993         712,139
   Goodyear Tire & Rubber Co. .........................      United States            3,600         181,575
   Madeco Manufacturera de Cobre SA, ADR ..............          Chile               18,685         156,487
   Weir Group Plc .....................................      United Kingdom         123,370         410,515
   Yamato Kogyo Co. Ltd. ..............................          Japan               37,000         214,521
                                                                                                 ----------
                                                                                                  1,675,237
                                                                                                 ----------
   INSURANCE 9.1%
   Ace Ltd. ...........................................         Bermuda              25,200         867,825
   HIH Insurance Ltd. .................................        Australia            467,961         619,972
   National Mutual Asia Ltd. ..........................        Hong Kong            489,000         366,091
   Partnerre Ltd. .....................................         Bermuda              17,500         800,625
   Reinsurance Australia Corp. Ltd. ...................        Australia            365,191         560,199
   SCOR SA ............................................          France              18,000       1,190,613
   Torchmark Corp. ....................................      United States           22,400         791,000
   UNUM Corp. .........................................      United States           18,530       1,081,689
   Waddell & Reed Financial Inc. ......................      United States            5,485         127,526
   Zurich Allied AG ...................................       Switzerland             1,390       1,029,217
                                                                                                 ----------
                                                                                                  7,434,757
                                                                                                 ----------
   LEISURE & TOURISM .4%
   Mandarin Oriental International Ltd. ...............        Singapore            524,000         330,120

   MACHINERY & ENGINEERING 1.6%
   Makita Corp. .......................................          Japan               59,000         658,520
   Mckechnie Group Plc ................................      United Kingdom         101,800         610,580
                                                                                                 ----------
                                                                                                  1,269,100
                                                                                                 ----------
   MERCHANDISING 1.7%
   Best Denki Co. Ltd. ................................          Japan               24,000         181,915
   David Jones Ltd. ...................................        Australia            345,909         381,894
   Hudson's Bay Co. ...................................          Canada              20,200         254,473
   Matsuzakaya Co. Ltd. ...............................          Japan              115,000         602,527
                                                                                                 ----------
                                                                                                  1,420,809
                                                                                                 ----------
   METALS & MINING 2.7%
   Angang New Steel Company Ltd., H, 144A .............          China            2,022,000         138,328
   Anglo American Platinum Corp. Ltd. .................       South Africa              402           5,515
   Companhia Siderurgica Nacional Sid Nacional CSN ....          Brazil          16,300,000         364,246
   Companhia Siderurgica Nacional Sid Nacional CSN, ADR          Brazil               7,700         173,250
   Elkem ASA, A .......................................          Norway              49,700         593,608
   Industrias Penoles SA ..............................          Mexico             168,200         510,212
   Pohang Iron & Steel Co. Ltd. .......................       South Korea             6,690         426,122
                                                                                                 ----------
                                                                                                  2,211,281
                                                                                                 ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND             COUNTRY             SHARES           VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   MULTI-INDUSTRY 6.1%
   Alfa SA de CV, A .........................          Mexico              127,251      $   358,336
   Broken Hill Proprietary Co. Ltd. .........        Australia              75,894          559,480
   Cheung Kong Holdings Ltd. ................        Hong Kong             172,000        1,237,730
   Elementis Plc ............................      United Kingdom           79,859          110,943
   Hunting Plc ..............................      United Kingdom          261,410          537,129
   Hutchison Whampoa Ltd. ...................        Hong Kong              79,000          558,295
   Pilkington Plc ...........................      United Kingdom          454,300          449,727
(a)Saab AB, B ...............................          Sweden               54,400          570,456
   Swire Pacific Ltd., B ....................        Hong Kong             945,000          628,191
                                                                                        -----------
                                                                                          5,010,287
                                                                                        -----------
   REAL ESTATE 2.2%
   Highwood Properties Inc. .................      United States            16,600          427,450
   Hon Kwok Land Investment Co. Ltd. ........        Hong Kong           1,226,456          115,565
(a)Intrawest Corp. ..........................          Canada               15,200          255,807
   Rouse Co. ................................      United States            13,500          371,250
   Summit Properties Inc. ...................      United States            15,000          258,750
   Union du Credit Bail Immobilier Unibail ..          France                2,500          364,738
                                                                                        -----------
                                                                                          1,793,560
                                                                                        -----------
   RECREATION & OTHER CONSUMER GOODS .4%
   Yue Yuen Industrial (Holdings) Ltd. ......        Hong Kong             190,140          365,689
                                                                                        -----------
   TELECOMMUNICATIONS 2.0%
   Hong Kong Telecommunications Ltd. ........        Hong Kong             436,000          762,567
   Rostelecom, ADR ..........................          Russia               25,300          105,944
   Telecom Argentina Stet-France SA, ADR ....        Argentina               4,000          110,000
   Telefonica de Argentina SA, B, ADR .......        Argentina              13,120          366,540
   Telefonos de Mexico SA (Telmex), L, ADR ..          Mexico                6,709          326,644
                                                                                        -----------
                                                                                          1,671,695
                                                                                        -----------
   TEXTILES & APPAREL .4%
(a)Fruit of the Loom Inc., A ................      United States            12,450          171,966
(a)Yizheng Chemical Fibre Co. Ltd., H .......          China             1,332,000          122,072
                                                                                        -----------
                                                                                            294,038
                                                                                        -----------
   TRANSPORTATION 4.2%
   British Airways Plc ......................      United Kingdom           71,020          480,911
   Danzas Holding AG ........................       Switzerland              2,300          971,241
   Great Eastern Shipping Co. Ltd., GDR, 144A          India                86,700          249,263
(a)Landstar System Inc. .....................      United States            13,000          529,750
   Sea Containers Ltd., A ...................      United Kingdom            7,000          209,563
   Singapore Airlines Ltd., fgn .............        Singapore             102,000          748,000
   Tranz Rail Holdings Ltd., ADR ............       New Zealand             40,380          272,565
                                                                                        -----------
                                                                                          3,461,293
                                                                                        -----------
   UTILITIES ELECTRICAL & GAS 3.7%
   Entergy Corp. ............................      United States            30,200          939,975
   Hong Kong Electric Holdings Ltd. .........        Hong Kong             130,000          394,333
   Korea Electric Power Corp. ...............       South Korea             39,730          984,577
   Mosenergo, ADR ...........................          Russia               21,297           39,932
   Mosenergo, ADR, 144A .....................          Russia               30,000           60,000
   National Grid Group Plc ..................      United Kingdom           79,730          634,073
                                                                                        -----------
                                                                                          3,052,890
                                                                                        -----------
   TOTAL COMMON STOCKS (COST $48,842,771) ...                                            47,971,322
                                                                                        -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



   TEMPLETON GLOBAL ASSET ALLOCATION FUND                            COUNTRY                 SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 1.7%
   Banco Bradesco SA BBD, pfd ............................            Brazil              121,758,350      $    675,176
(a)Banco Bradesco SA BBD, rts., pfd ......................            Brazil                5,046,779             2,874
   Cia Energetica de Minas Gerais Cemig, ADR, pfd ........            Brazil                    9,178           174,716
   Cia Vale do Rio Doce, A, pfd ..........................            Brazil                   13,400           171,902
   Cia Vale do Rio Doce, A, ADR, pfd .....................            Brazil                   15,100           193,710
   Coteminas Cia Tecidos Norte de Minas, pfd .............            Brazil                  599,000            64,449
   Empresa Nacional de Comercio Redito Participacoe, pfd .            Brazil                  275,000               410
   Intrawest Corp., pfd ..................................            Canada                   10,273            12,039
   Usinas Siderugicas de Minas Gerais, ADR, pfd ..........            Brazil                   28,300            62,538
                                                                                                             ----------
   TOTAL PREFERRED STOCKS (COST $2,443,217) ..............                                                    1,357,814
                                                                                                             ----------



                                                                                           PRINCIPAL
                                                                                            AMOUNT*
                                                                                       -----------------
   BONDS 32.5%
   Bepensa SA, 144A, 9.75%, 9/30/04 ......................            Mexico           $      110,000           101,750
   Bridas Corp., Yankee, 12.50%, 11/18/99 ................           Argentina                100,000           102,500
   Buoni Poliennali Del Tesoro:
      10.50%, 7/15/00 ....................................             Italy            1,125,000,000 ITL       749,117
      7.75%, 11/01/06 ....................................             Italy            1,400,000,000 ITL     1,058,740
   Cemex SA, 144A, 10.75%, 7/15/00 .......................            Mexico                  200,000           204,000
   Fannie Mae, 6.00%, 5/15/08 ............................         United States              465,000           491,536
   Federal Republic of Germany, 5.25%, 2/21/01 ...........            Germany               1,200,000 DEM       751,585
   Government of Australia, 6.75%, 11/15/06 ..............           Australia              1,205,000 AUD       825,545
   Government of Belgium, 6.25%, 3/28/07 .................            Belgium              27,350,000 BEF       923,111
   Government of Canada:
      9.00%, 12/01/04 ....................................            Canada                1,315,000 CAD     1,037,292
      10.25%, 3/15/14 ....................................            Canada                  295,000 CAD       296,911
      9.00%, 6/01/25 .....................................            Canada                  245,000 CAD       244,451
   Government of Italy, cvt., 5.00%, 6/28/01 .............             Italy                  890,000         1,665,413
   Government of New Zealand:
      6.50%, 2/15/00 .....................................          New Zealand               610,000 NZD       327,221
      7.00%, 7/15/09 .....................................          New Zealand               540,000 NZD       320,102
   Hypothekenbank In Essen AG, 5.25%, 1/22/08 ............            Germany               2,430,000 DEM     1,562,226
   Kingdom of Denmark, 7.00%, 12/15/04 ...................            Denmark               3,000,000 DKK       543,436
   Kingdom of Sweden, 10.25%, 5/05/03 ....................            Sweden                5,000,000 SEK       777,167
   Phillipine Long Distance Telephone Co., 9.25%, 6/30/06           Philippines               270,000           258,525
   Poland Communications Inc., 9.875%, 11/01/03 ..........            Poland                  400,000           348,000
   Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02            Mexico                  100,000            80,000
   PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 .           Indonesia                300,000           163,500
   Republic of Argentina, Reg S, 11.75%, 2/12/07 .........           Argentina                100,000 ARS        85,702
   Republic of Ecuador:
      Reg S, 11.25%, 4/25/02 .............................            Ecuador                 450,000           416,250
      144A, 11.25%, 4/25/02 ..............................            Ecuador                 275,000           254,375
   Republic of Peru, FRN, 4.00%, 3/07/17 .................             Peru                    80,000            50,600
   Republic of Turkey, Reg S, 9.875%, 2/23/05 ............            Turkey                   35,000            30,820
   Republic of Venezuela:
      Reg S, 9.125%, 6/18/07 .............................           Venezuela                600,000           421,500
      144A, 9.125%, 6/18/07 ..............................           Venezuela                100,000            70,250
   Sei Holdings IX Inc., 144A, 11.00%, 11/30/00 ..........      Trinidad and Tobago           170,000           175,100
   U. S. Treasury Bond, 5.25%, 11/15/28 ..................         United States            2,287,000         2,344,885
   U.S. Treasury Notes:
      8.50%, 2/15/00 .....................................         United States              880,000           916,300
      6.25%, 8/31/00 .....................................         United States            1,010,000         1,035,881
      4.625%, 11/30/00 ...................................         United States            3,495,000         3,498,278
      7.25%, 8/15/04 .....................................         United States              576,000           648,000
      6.125%, 11/15/27 ...................................         United States              479,000           536,630

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



                                                                                                 PRINCIPAL
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                       COUNTRY            AMOUNT*           VALUE
-----------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   United Kingdom:
      6.50%, 12/07/03 .................................................      United Kingdom     $  880,000 GBP   $  1,603,546
      7.50%, 12/07/06 .................................................      United Kingdom        280,000 GBP        558,090
   United Mexican States:
      9.75%, 2/06/01 ..................................................          Mexico            620,000            636,275
      11.375%, 9/15/16 ................................................          Mexico            430,000            447,200
                                                                                                                 ------------
   TOTAL BONDS (COST $25,790,601) .....................................                                            26,561,810
                                                                                                                 ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $77,076,589) ..                                            75,890,946
                                                                                                                 ------------
(g)REPURCHASE AGREEMENTS 6.4%
   Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $2,501,319)
    Collateralized by U.S. Treasury Notes & Bonds .....................      United States       2,500,000          2,500,000
   Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $2,712,401)
    Collateralized by U.S. Treasury Notes & Bonds .....................      United States       2,711,000          2,711,000
                                                                                                                 ------------
   TOTAL REPURCHASE AGREEMENTS (COST $5,211,000) ......................                                             5,211,000
                                                                                                                 ------------
   TOTAL INVESTMENTS (COST $82,287,589) 99.3% .........................                                            81,101,946
   NET EQUITY IN FORWARD CONTRACTS ....................................                                                  (836)
   OTHER ASSETS, LESS LIABILITIES .7% .................................                                               568,508
                                                                                                                 ------------
  TOTAL NET ASSETS 100.0% .............................................                                          $ 81,669,618
                                                                                                                 ------------




See currency abbreviations on page 162.

 * Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(g)See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.
                                                                             133

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.7%

    AEROSPACE & MILITARY TECHNOLOGY 3.2%
    Boeing Co. ...................................................................    United States       210,769    $  6,876,339
(a) Fairchild Corp., A ...........................................................    United States       204,957       3,228,073
(a) General Motors Corp., H ......................................................    United States        66,000       2,619,375
    Raytheon Co., A ..............................................................    United States       222,644      11,507,912
                                                                                                                     ------------
                                                                                                                       24,231,699
    APPLIANCES & HOUSEHOLD DURABLES .3%                                                                              ------------
    Laox Co. Ltd. ................................................................        Japan           329,000       2,420,833
                                                                                                                     ------------
    AUTOMOBILES 4.6%
    Autoliv Inc., SDR ............................................................       Sweden           246,100       8,835,044
    Fiat SpA .....................................................................        Italy         1,919,720       6,666,285
    Ford Motor Co. ...............................................................    United States        90,000       5,281,875
    General Motors Corp. .........................................................    United States        60,000       4,293,750
    Volkswagen AG ................................................................       Germany           63,000       5,098,703
    Volvo AB, B ..................................................................       Sweden           171,900       3,944,509
                                                                                                                     ------------
                                                                                                                       34,120,166
                                                                                                                     ------------
    BANKING 3.3%
    Alpha Credit Bank ............................................................       Greece            50,369       5,255,426
    Alpha Credit Bank, 144A ......................................................       Greece             8,147         850,046
    Guoco Group Ltd. .............................................................      Hong Kong       1,633,000       2,750,737
    HSBC Holdings Plc. ...........................................................      Hong Kong         354,924       8,841,890
(a) Kookmin Bank .................................................................     South Korea        293,927       2,397,858
(a) Shinhan Bank Co. Ltd. ........................................................     South Korea        169,682       1,298,188
    Singapore Finance Ltd., fgn. .................................................      Singapore       1,141,000       1,044,188
    Unibanco Uniao de Bancos Brasileiros SA, GDR .................................       Brazil           149,000       2,151,188
                                                                                                                     ------------
                                                                                                                       24,589,521
                                                                                                                     ------------
    BROADCASTING & PUBLISHING .7%
    Houghton Mifflin Co. .........................................................    United States       105,600       4,989,600
                                                                                                                     ------------
    BUILDING MATERIALS & COMPONENTS 2.8%
    Caradon Plc. .................................................................   United Kingdom     2,752,600       4,671,245
    Nichiha Corp. ................................................................        Japan           193,500       1,768,604
    Okumura Corp. ................................................................        Japan         2,093,000       9,296,037
    Owens Corning ................................................................    United States       100,600       3,565,013
(a) Siam City Cement Public Co. Ltd., fgn. .......................................      Thailand          771,063       1,729,507
                                                                                                                     ------------
                                                                                                                       21,030,406
                                                                                                                     ------------
    BUSINESS & PUBLIC SERVICES 1.0%
(a) Humana Inc. ..................................................................    United States       250,000       4,453,125
    Lex Service Plc. .............................................................   United Kingdom       466,666       2,965,917
                                                                                                                     ------------
                                                                                                                        7,419,042
                                                                                                                     ------------
    CHEMICALS .4%
    European Vinyls Corporation Evc International NV .............................     Netherlands         56,500         448,580
    Kemira OY ....................................................................       Finland          395,500       2,850,999
                                                                                                                     ------------
                                                                                                                        3,299,579
                                                                                                                     ------------
    CONSTRUCTION & HOUSING .3%
    Daito Trust Construction Co. Ltd. ............................................        Japan           274,700       2,384,143
                                                                                                                     ------------
    DATA PROCESSING & REPRODUCTION 1.6%
(a) 3Com Corp. ...................................................................    United States       220,600       9,885,638
(a) Newbridge Networks Corp. .....................................................       Canada            74,000       2,247,750
                                                                                                                     ------------
                                                                                                                       12,133,388
                                                                                                                     ------------
    ELECTRICAL & ELECTRONICS 4.1%
    ABB AB, A ....................................................................       Sweden           350,000       3,734,980
    Alcatel SA, ADR ..............................................................       France            69,112       1,688,925
    Catic Shenzhen Holdings Ltd., H ..............................................        China         9,945,000         596,912

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRICAL & ELECTRONICS (CONT.)
    Dongfang Electrical Machinery Co. Ltd., H ....................................        China         5,506,000    $    326,924
    General Electric Co. Plc. ....................................................   United Kingdom     1,160,300      10,424,457
    Hitachi Ltd. .................................................................        Japan           603,500       3,745,124
    Matsushita Electric Industrial Co. Ltd. ......................................        Japan           200,000       3,544,326
    Motorola Inc. ................................................................    United States       100,000       6,106,250
                                                                                                                     ------------
                                                                                                                       30,167,898
                                                                                                                     ------------
    ELECTRONIC COMPONENTS & INSTRUMENTS .3%
    BICC Plc. ....................................................................   United Kingdom     1,397,152       1,638,786
(a) Nanjing Panda Electronics Co. Ltd., H ........................................        China        17,794,000         803,885
                                                                                                                     ------------
                                                                                                                        2,442,671
                                                                                                                     ------------
    ENERGY SOURCES 4.5%
    MOL Magyar Olay-Es Gazipari RT, GDS, 144A ....................................       Hungary          256,358       7,081,890
    Norsk Hydro AS ...............................................................       Norway           117,000       3,923,546
(a) Petron Corp. .................................................................     Philippines      8,101,033         885,074
(a) Ranger Oil Ltd. ..............................................................       Canada           273,050       1,208,815
(a) Renaissance Energy Ltd. ......................................................       Canada           254,800       2,894,701
    Shell Transport & Trading Co. Plc. ...........................................   United Kingdom       608,900       3,728,063
    Societe Elf Aquitaine SA, Br. ................................................       France            41,972       4,853,731
    Valero Energy Corp., new .....................................................    United States        81,000       1,721,250
    YPF Sociedad Anonima, ADR ....................................................      Argentina         257,700       7,199,494
                                                                                                                     ------------
                                                                                                                       33,496,564
                                                                                                                     ------------
    FINANCIAL SERVICES 4.0%
    Axa-UAP ......................................................................       France            92,702      13,441,807
    ICICI Ltd., GDR, 144A ........................................................        India           396,700       2,638,055
    ING Groep NV .................................................................     Netherlands        105,188       6,417,662
    Morgan Stanley Dean Witter & Co. .............................................    United States       103,100       7,320,100
                                                                                                                     ------------
                                                                                                                       29,817,624
                                                                                                                     ------------
    FOOD & HOUSEHOLD PRODUCTS 3.3%
    Archer-Daniels Midland Co. ...................................................    United States       625,065      10,743,305
    IBP Inc. .....................................................................    United States       272,543       7,937,815
    Northern Foods Plc. ..........................................................   United Kingdom     2,208,797       5,163,231
    Showa Sangyo Co. .............................................................        Japan           506,000       1,067,624
                                                                                                                     ------------
                                                                                                                       24,911,975
                                                                                                                     ------------
    FOREST PRODUCTS & PAPER 3.1%
(a) Asia Pacific Resources International Hldgs. Ltd., A ..........................      Indonesia         534,975         367,795
    Assidomaen AB ................................................................       Sweden           192,100       3,033,482
    Carter Holt Harvey Ltd. ......................................................     New Zealand        940,712         844,784
    Georgia Pacific Corp. ........................................................    United States        34,000       1,991,125
    Georgia Pacific Timber Group .................................................    United States        34,000         809,625
    Metsa Serla OY, B ............................................................       Finland          270,000       2,159,616
    Munksjo AB ...................................................................       Sweden           722,500       4,991,488
    Primex Forest Products Ltd. ..................................................       Canada           195,000         774,414
    Stora Enso OY, R .............................................................       Finland          559,700       5,637,457
    UPM-Kymmene Corp. ............................................................       Finland           88,000       2,467,907
                                                                                                                     ------------
                                                                                                                       23,077,693
                                                                                                                     ------------
    HEALTH & PERSONAL CARE 2.4%
    Medeva Plc. ..................................................................   United Kingdom     1,614,200       2,846,771
    Nycomed Amersham Plc. ........................................................   United Kingdom       140,690         978,681
    Pacific Chemical Co. Ltd. ....................................................     South Korea        100,000       1,613,306
    Pharmacia & Upjohn Inc. ......................................................    United States       218,900      12,395,213
                                                                                                                     ------------
                                                                                                                       17,833,971
                                                                                                                     ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    INDUSTRIAL COMPONENTS 1.5%
    BTR Plc. .....................................................................   United Kingdom     4,101,275    $  8,392,926
    BTR Plc., fgn. ...............................................................   United Kingdom       109,687         215,285
    Yamato Kogyo Co. Ltd. ........................................................        Japan           466,000       2,701,809
                                                                                                                     ------------
                                                                                                                       11,310,020
                                                                                                                     ------------
    INSURANCE 5.7%
    Ace Ltd. .....................................................................       Bermuda          121,500       4,184,156
    HIH Insurance Ltd. ...........................................................      Australia       2,244,429       2,973,501
    Partnerre Ltd. ...............................................................       Bermuda          127,900       5,851,425
    Reliastar Financial Corp. ....................................................    United States        48,000       2,214,000
    Torchmark Corp. ..............................................................    United States       240,000       8,475,000
    UNUM Corp. ...................................................................    United States        81,100       4,734,213
    Zurich Allied AG .............................................................     Switzerland         19,500      14,438,660
                                                                                                                     ------------
                                                                                                                       42,870,955
                                                                                                                     ------------
    LEISURE & TOURISM .9%
    Kuoni Reisen Holding AG, B ...................................................     Switzerland          1,710       6,785,220
                                                                                                                     ------------
    MACHINERY & ENGINEERING 2.9%
    First Tractor Company Ltd., H ................................................        China         6,860,000       1,567,292
    Laird Group Plc. .............................................................   United Kingdom     1,783,700       4,881,768
    Makita Corp. .................................................................        Japan           653,000       7,288,360
    VA Technologie AG ............................................................       Austria           25,900       2,245,563
    Valmet (OY) ..................................................................       Finland          392,800       5,275,191
                                                                                                                     ------------
                                                                                                                       21,258,174
                                                                                                                     ------------
    MERCHANDISING 2.6%
    Best Denki Co. Ltd. ..........................................................        Japan            65,000         492,686
    Coles Myer Ltd. ..............................................................      Australia       1,070,971       5,616,326
    Matsuzakaya Co. Ltd. .........................................................        Japan            51,000         267,207
    Sa des Galeries Lafayette ....................................................       France             5,388       5,787,118
    Safeway Plc. .................................................................   United Kingdom       231,198       1,153,009
(a) Sobeys Canada Inc. ...........................................................       Canada           174,886       1,935,587
    W.H. Smith Group .............................................................   United Kingdom       513,810       4,103,299
                                                                                                                     ------------
                                                                                                                       19,355,232
                                                                                                                     ------------
    METALS & MINING 4.9%
    Anglo American Platinum Corp. Ltd. ...........................................    South Africa        377,265       5,175,349
    Boehler-Uddeholm AG ..........................................................       Austria           93,200       4,340,118
    Chongqing Iron & Steel Ltd., H ...............................................        China         9,783,000         479,853
    Companhia Siderurgica Nacional Sid Nacional CSN ..............................       Brazil       129,100,000       2,884,916
    Industrias Penoles SA ........................................................       Mexico           930,000       2,821,031
    Iscor Ltd. ...................................................................    South Africa      9,558,700       1,722,361
    Outokumpu OY, A ..............................................................       Finland          342,200       3,176,403
    Pechiney SA, A ...............................................................       France            84,279       2,753,378
    Pechiney SA, ADR .............................................................       France           112,708       1,817,417
    Pohang Iron & Steel Co. Ltd. .................................................     South Korea        100,000       6,369,543
(a) RGC Ltd. .....................................................................      Australia       1,074,643       1,812,614
    WMC Ltd. .....................................................................      Australia       1,040,856       3,140,973
                                                                                                                     ------------
                                                                                                                       36,493,956
                                                                                                                     ------------
    MULTI-INDUSTRY 6.2%
    Beijing Datang Power Generation Co. Ltd., H ..................................        China         6,860,000       2,058,731
    Broken Hill Proprietary Co. Ltd. .............................................      Australia         564,031       4,157,955
    Cheung Kong Holdings Ltd. ....................................................      Hong Kong       1,180,000       8,491,400
    Hutchison Whampoa Ltd. .......................................................      Hong Kong       1,523,000      10,763,077
    Jardine Strategic Holdings Ltd. ..............................................      Hong Kong         800,000       1,160,000
    La Cemento Nacional CA, GDR, 144A ............................................       Ecuador            3,600         388,800
    La Cemento Nacional SA, GDR, Reg S ...........................................       Ecuador              400          43,200
    Pacific Dunlop Ltd. ..........................................................      Australia       2,149,000       3,479,756

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MULTI-INDUSTRY (CONT.)
a Saab AB, B ...................................................................       Sweden           296,997    $  3,114,405
  Saha Union Public Co. Ltd., fgn. .............................................      Thailand        4,138,400       1,736,909
  Swire Pacific Ltd., A ........................................................      Hong Kong       2,292,000      10,265,888
  Swire Pacific Ltd., B ........................................................      Hong Kong       1,304,000         866,837
                                                                                                                   ------------
                                                                                                                     46,526,958
                                                                                                                   ------------
  REAL ESTATE 5.1%
  China Resources Beijing Land Ltd. ............................................        China         4,652,000       1,158,909
  General Growth Properties ....................................................    United States       164,500       6,230,438
  Hang Lung Development Co. Ltd. ...............................................      Hong Kong       3,624,000       3,882,565
  Highwood Properties Inc. .....................................................    United States       164,900       4,246,175
  Intrawest Corp. ..............................................................       Canada           119,700       2,014,482
  Inversiones y Representacion SA ..............................................      Argentina       1,156,326       3,171,187
  Inversiones y Representacion SA, GDR .........................................      Argentina           2,374          66,014
  National Health Investors Inc. ...............................................    United States       123,400       3,046,438
  New World Development Co. Ltd. ...............................................      Hong Kong       1,639,000       4,125,399
  Rouse Co. ....................................................................    United States        80,000       2,200,000
  Union du Credit Bail Immobilier Unibail ......................................       France            32,029       4,672,879
  Weeks Corp. ..................................................................    United States       115,000       3,241,563
                                                                                                                   ------------
                                                                                                                     38,056,049
                                                                                                                   ------------
  RECREATION & OTHER CONSUMER GOODS .1%
  Fila Holding SpA, ADR ........................................................        Italy            60,600         469,650
                                                                                                                   ------------
  TELECOMMUNICATIONS 3.6%
  AT&T Corp. ...................................................................    United States        60,300       4,537,575
  Hong Kong Telecommunications Ltd. ............................................      Hong Kong       4,420,546       7,731,569
  Northern Telecom, Ltd. .......................................................       Canada           138,000       6,917,250
  PT Indosat, ADR ..............................................................      Indonesia          31,100         379,031
  Telecom Argentina Stet-France SA, ADR ........................................      Argentina         100,000       2,750,000
  Telefonos de Mexico SA (Telmex), L, ADR ......................................       Mexico            92,900       4,523,069
                                                                                                                   ------------
                                                                                                                     26,838,494
                                                                                                                   ------------
  TEXTILES & APPAREL .8%
  Courtaulds Textiles Plc. .....................................................   United Kingdom       734,300       1,918,062
  Dawson International Plc. ....................................................   United Kingdom     1,434,880         286,475
a Fruit of the Loom Inc., A ....................................................    United States       136,500       1,885,406
  Tae Kwang Industrial Co. Ltd. ................................................     South Korea          1,000         338,462
a Yizheng Chemical Fibre Co. Ltd., H ...........................................        China        13,356,000       1,224,016
                                                                                                                   ------------
                                                                                                                      5,652,421
                                                                                                                   ------------
  TRANSPORTATION 5.0%
  British Airways Plc. .........................................................   United Kingdom     1,013,532       6,863,115
  Danzas Holding AG ............................................................     Switzerland         30,110      12,714,816
  Helikopter Services Group ASA ................................................       Norway           101,300         478,645
  Koninklijke Frans Maas Groep NV ..............................................     Netherlands        160,970       4,931,942
  Koninklijke Nedlloyd Groep NV ................................................     Netherlands        260,670       3,541,901
a Landstar System Inc. .........................................................    United States        48,900       1,992,675
  Singapore Airlines Ltd., fgn. ................................................      Singapore         944,600       6,927,067
                                                                                                                   ------------
                                                                                                                     37,450,161
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 10.5%
  Bses Ltd., GDR, 144A .........................................................        India           202,200       2,578,050
  Electrabel SA ................................................................       Belgium           40,900      17,977,368
  Entergy Corp. ................................................................    United States       283,900       8,836,388
a Evn AG .......................................................................       Austria           35,400       5,014,678
  Hong Kong Electric Holdings Ltd. .............................................      Hong Kong       2,944,000       8,930,137
  Iberdrola SA, Br. ............................................................        Spain           744,700      13,953,709
  Korea Electric Power Corp. ...................................................     South Korea        212,500       5,266,112
  National Grid Group Plc. .....................................................   United Kingdom     1,507,900      11,991,951

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                       SHARES/
  TEMPLETON GLOBAL GROWTH FUND                                                        COUNTRY          RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS (CONT.)
  UTILITIES ELECTRICAL & GAS (CONT.)
  National Power Plc. ..........................................................   United Kingdom         2,000     $    17,669
  Transportadora de Gas del Sur SA, B, ADR .....................................      Argentina         386,900       3,917,363
                                                                                                                   ------------
                                                                                                                     78,483,425
                                                                                                                   ------------
  TOTAL COMMON STOCKS (COST $619,818,334)                                                                           669,917,488
                                                                                                                   ============
  PREFERRED STOCKS AND RIGHTS 2.3%
  Banco Bradesco SA, pfd. ......................................................       Brazil       451,500,022       2,503,662
a Banco Bradesco SA BBD, rts., pfd. ............................................       Brazil        18,714,288          10,656
  Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ...................       Brazil           176,400       1,693,557
a Centrais Geradoras Do Sul Do Brasil SA, ADR, pfd. ............................       Brazil            17,640         109,489
  Coteminas Cia Tecidos Norte de Minas, pfd. ...................................       Brazil         1,952,000         210,023
a Embratel Participacoes SA, ADR, pfd. .........................................       Brazil            98,400       1,371,450
  Empresa Nacional de Comercio Redito Participacoes, pfd. ......................       Brazil         1,952,000           2,908
  News Corp. Ltd., pfd. ........................................................      Australia         903,781       5,504,539
a Tele Celular Sul Participacoes SA, ADR, pfd. .................................       Brazil             9,840         171,585
a Tele Centro Oeste Celular Participacoes SA, ADR, pfd. ........................       Brazil            32,800          96,350
a Tele Centro Sul Participacoes SA, ADR, pfd. ..................................       Brazil            19,680         822,870
a Tele Leste Celular Participacoes SA, ADR, pfd. ...............................       Brazil             1,968          55,842
a Tele Nordeste Celular Participacoes SA, ADR, pfd. ............................       Brazil             4,920          91,020
a Tele Norte Celular Participacoes SA, ADR, pfd. ...............................       Brazil             1,968          44,403
a Tele Norte Leste Participacoes SA, ADR, pfd. .................................       Brazil            98,400       1,223,850
a Tele Sudeste Celular Participacoes SA, ADR, pfd. .............................       Brazil            19,680         407,130
  Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ........................       Brazil            98,400          10,763
a Telemig Celular Participacoes SA, ADR, pfd. ..................................       Brazil             4,920         104,550
a Telesp Celular Participacoes SA, ADR, pfd. ...................................       Brazil            39,360         688,800
a Telesp Participacoes SA, ADR, pfd. ...........................................       Brazil            98,400       2,177,100
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS AND RIGHTS (COST $22,367,259)..........................                                     17,300,547
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                    -----------
  BONDS 1.8%
  Alfa SA de CV:
     cvt., 8.00%, 9/15/00 ......................................................       Mexico       $ 1,650,000       1,551,000
     cvt., 144A, 8.00%, 9/15/00 ................................................       Mexico         2,710,000       2,547,400
  Government of Italy, cvt., 5.00%, 6/28/01 ....................................        Italy         4,950,000       9,262,688
                                                                                                                   ------------
  TOTAL BONDS (COST $12,833,850) ...............................................                                     13,361,088
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $655,019,443)                                                700,579,123
                                                                                                                   ============
g REPURCHASE AGREEMENTS 5.7%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $25,013,194)
   Collateralized by U.S. Treasury Notes & Bonds ...............................    United States    25,000,000      25,000,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $17,678,129)
   Collateralized by U.S. Treasury Notes & Bonds ...............................    United States    17,669,000      17,669,000
                                                                                                                   ------------
  TOTAL REPURCHASE AGREEMENTS (COST $42,669,000)................................                                     42,669,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $697,688,443) 99.5%...................................                                    743,248,123
  OTHER ASSETS, LESS LIABILITIES .5%............................................                                      3,832,231
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%.......................................................                                   $747,080,354
                                                                                                                   ============

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                            PRINCIPAL
  TEMPLETON GLOBAL INCOME SECURITIES FUND                                                    AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.6%
  ARGENTINA 1.1%
  Republic of Argentina, 10.95%, 11/01/99 ......................................          $   1,645,000       $  1,677,900
                                                                                                              ------------
  AUSTRALIA 4.0%
  Government of Australia, 6.75%, 11/15/06 .....................................              8,810,000 AUD      6,035,730
                                                                                                              ------------
  BELGIUM 4.8%
  Kingdom of Belgium, 6.25%, 3/28/07 ...........................................            213,440,000 BEF      7,203,979
                                                                                                              ------------
  BRAZIL .6%
  Government of Brazil, FRN, 6.1875%, 4/15/09 ..................................              1,510,000            835,219
                                                                                                              ------------
  CANADA 8.8%
  Government of Canada:
     7.25%, 6/01/03 ............................................................              2,025,000 CAD      1,445,225
     7.50%, 12/01/03 ...........................................................              2,025,000 CAD      1,472,278
     10.25%, 2/01/04 ...........................................................              2,025,000 CAD      1,636,387
     9.00%, 12/01/04 ...........................................................              2,025,000 CAD      1,597,351
     8.75%, 12/01/05 ...........................................................              2,025,000 CAD      1,615,794
     7.00%, 12/01/06 ...........................................................              1,315,000 CAD        974,033
     10.25%, 3/15/14 ...........................................................              2,025,000 CAD      2,038,118
     8.00%, 6/01/23 ............................................................              2,025,000 CAD      1,820,984
     9.00%, 6/01/25 ............................................................                725,000 CAD        723,376
                                                                                                              ------------
                                                                                                                13,323,546
                                                                                                              ------------
  DENMARK 2.7%
  Kingdom of Denmark:
     9.00%, 11/15/00 ...........................................................              6,600,000 DKK      1,131,577
     8.00%, 5/15/03 ............................................................             15,995,000 DKK      2,918,531
                                                                                                              ------------
                                                                                                                 4,050,108
                                                                                                              ------------
  GERMANY 11.8%
  Federal Republic of Germany, 5.25%, 2/21/01 ..................................             17,855,000 DEM     11,182,959
  Hypothekenbank In Essen AG, 5.25%, 1/22/08 ...................................             10,325,000 DEM      6,637,854
                                                                                                              ------------
                                                                                                                17,820,813
                                                                                                              ------------
  ITALY 5.1%
  Buoni Poliennali del Tesoro:
     10.50%, 7/15/00 ...........................................................          4,400,000,000 ITL      2,929,879
     7.75%, 11/01/06 ...........................................................          6,400,000,000 ITL      4,839,952
                                                                                                              ------------
                                                                                                                 7,769,831
                                                                                                              ------------
  MEXICO 5.6%
  United Mexican States:
     9.75%, 2/06/01 ............................................................              6,560,000          6,732,200
     9.875%, 1/15/07 ...........................................................              1,700,000          1,685,125
                                                                                                              ------------
                                                                                                                 8,417,325
                                                                                                              ------------
  NEW ZEALAND 4.1%
  Government of New Zealand:
     6.50%, 2/15/00 ............................................................              6,035,000 NZD      3,237,347
     7.00%, 7/15/09 ............................................................              5,050,000 NZD      2,993,546
                                                                                                              ------------
                                                                                                                 6,230,893
                                                                                                              ------------
  PERU .5%
  Republic of Peru, FRN, 4.00%, 3/07/17 ........................................              1,300,000            822,250
                                                                                                              ------------
  SWEDEN 2.7%
  Kingdom of Sweden, 10.25%, 5/05/03 ...........................................             26,000,000 SEK      4,041,267
                                                                                                              ------------
  TURKEY .3%
  Republic of Turkey, 9.875%, 2/23/05 ..........................................                535,000            471,106
                                                                                                              ------------
  UNITED KINGDOM 8.5%
  United Kingdom:
     6.50%, 12/07/03 ...........................................................              5,400,000 GBP      9,839,940
     7.50%, 12/07/06 ...........................................................              1,500,000 GBP      2,989,768
                                                                                                              ------------
                                                                                                                12,829,708
                                                                                                              ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                            PRINCIPAL
  TEMPLETON GLOBAL INCOME SECURITIES FUND                                                    AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  UNITED STATES 34.1%
  U.S. Treasury Bond, 5.25%, 11/15/28 ..........................................          $  24,500,000       $ 25,120,169
  U.S. Treasury Notes:
     4.625%, 11/30/00 ..........................................................             14,810,000         14,823,892
     7.25%, 8/15/04 ............................................................              6,519,000          7,333,873
     6.125%, 11/15/27 ..........................................................              3,702,000          4,147,399
                                                                                                              ------------
                                                                                                                51,425,333
                                                                                                              ------------
  VENEZUELA .9%
  Republic of Venezuela, 144A, 9.125%, 6/18/07 .................................              1,940,000          1,362,850
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $141,515,105)                                                              144,317,858
                                                                                                              ------------
g REPURCHASE AGREEMENT (COST $3,960,000) 2.6%
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $3,962,046)
   Collateralized by U.S. Treasury Notes & Bonds ...............................              3,960,000          3,960,000
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $145,475,105) 98.2%                                                                  148,277,858
  NET EQUITY IN FORWARD CONTRACTS                                                                                   (8,133)
  OTHER ASSETS, LESS LIABILITIES 1.8%                                                                            2,671,012
                                                                                                              ------------
  TOTAL NET ASSETS 100.0%                                                                                     $150,940,737
                                                                                                              ============

See Currency abbreviations on page 162.

* Securities traded in U.S. dollars unless otherwise indicated.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
a COMMON STOCKS, WARRANTS AND RIGHTS 87.2%
  AEROSPACE & MILITARY TECHNOLOGY .1%
  Hong Kong Aircraft Engineering Co. Ltd. ......................................     Hong Kong          513,400    $    702,448
                                                                                                                   ------------
  APPLIANCES & HOUSEHOLD DURABLES 2.6%
  Electrolux AB, B .............................................................      Sweden          1,160,000      19,963,483
  Fisher & Paykel Ltd. .........................................................    New Zealand       1,321,125       4,780,515
                                                                                                                   ------------
                                                                                                                     24,743,998
                                                                                                                   ------------
  AUTOMOBILES 2.6%
  Autoliv Inc., SDR ............................................................      Sweden            317,000      11,380,370
  Fiat SpA .....................................................................       Italy          3,391,410      11,776,772
  Volvo AB, B ..................................................................      Sweden             91,500       2,099,608
                                                                                                                   ------------
                                                                                                                     25,256,750
                                                                                                                   ------------
  BANKING 10.8%
  Banco Popular Espanol SA .....................................................       Spain             62,400       4,712,075
  BPI Socieda de Gestora de Participacoes Socias SA ............................     Portugal           321,978      10,926,722
  Credit Commercial de France CCF ..............................................      France            128,800      11,966,489
  Deutsche Bank AG .............................................................      Germany           407,000      24,015,346
  Foreningssparbanken AB, A ....................................................      Sweden            163,000       4,222,902
a Kookmin Bank .................................................................    South Korea          96,678         788,703
  Merita Ltd., A ...............................................................      Finland         1,254,500       7,977,821
  National Bank of Canada ......................................................      Canada            447,000       7,217,188
  National Westminster Bank Plc. ...............................................  United Kingdom        641,668      12,362,558
  Svenska Handelsbanken, A .....................................................      Sweden            155,400       6,556,638
  Unibanco Uniao de Bancos Brasileiros SA, GDR .................................      Brazil            548,700       7,921,856
  Unibanco Uniao de Bancos Brasileiros SA, unit ................................      Brazil         28,412,000         987,630
  Union Bank of Norway, Primary Capital Cert. ..................................      Norway            199,000       3,865,599
                                                                                                                   ------------
                                                                                                                    103,521,527
                                                                                                                   ------------
  BROADCASTING & PUBLISHING 2.1%
  Cordiant Communications Group Plc. ...........................................  United Kingdom      3,561,500       6,340,246
  NV Holdingsmij de Telegraaf ..................................................    Netherlands         504,000      13,562,104
                                                                                                                   ------------
                                                                                                                     19,902,350
                                                                                                                   ------------
  BUILDING MATERIALS & COMPONENTS 3.5%
  Anglian Group Plc. ...........................................................  United Kingdom      2,536,000       9,198,037
  Cie de Saint Gobain ..........................................................      France             13,292       1,877,374
  Hepworth Plc. ................................................................  United Kingdom      1,330,100       3,551,802
  Pioneer International Ltd. ...................................................     Australia        7,462,117      15,790,273
a Siam City Cement Public Co. Ltd., fgn. .......................................     Thailand           405,100         908,646
  Unione Cementi Marchino Emiliane (Unicem), di Risp ...........................       Italy            468,000       2,402,522
                                                                                                                   ------------
                                                                                                                     33,728,654
                                                                                                                   ------------
  BUSINESS & PUBLIC SERVICES .9%
  Esselte AB, B ................................................................      Sweden            158,500       2,600,669
  Lex Service Plc. .............................................................  United Kingdom        902,000       5,732,701
                                                                                                                   ------------
                                                                                                                      8,333,370
                                                                                                                   ------------
  CHEMICALS 1.6%
  Akzo Nobel NV ................................................................    Netherlands         129,200       5,886,183
  DSM NV .......................................................................    Netherlands          19,000       1,807,162
  Imperial Chemical Industries Plc. ............................................  United Kingdom        857,000       7,400,100
                                                                                                                   ------------
                                                                                                                     15,093,445
                                                                                                                   ------------
  CONSTRUCTION & HOUSING 2.7%
  Dragados y Construcciones SA .................................................       Spain            378,000      13,952,026
a Fairview Holdings Plc. .......................................................  United Kingdom        623,475         912,833
  Sirti SpA ....................................................................       Italy          1,833,800      11,073,250
                                                                                                                   ------------
                                                                                                                     25,938,109
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  ELECTRICAL & ELECTRONICS 3.3%
  General Electric Co. Plc. ....................................................  United Kingdom      1,920,000    $ 17,249,813
  Philips Electronics NV .......................................................    Netherlands         219,307      14,724,081
                                                                                                                   ------------
                                                                                                                     31,973,894
                                                                                                                   ------------
  ENERGY SOURCES 4.0%
  Societe Elf Aquitaine SA .....................................................      France            148,024      17,117,809
  Total SA, B ..................................................................      France             62,039       6,285,861
  YPF Sociedad Anonima .........................................................     Argentina           25,100         702,177
  YPF Sociedad Anonima, ADR ....................................................     Argentina          495,000      13,829,063
                                                                                                                   ------------
                                                                                                                     37,934,910
                                                                                                                   ------------
  FINANCIAL SERVICES 3.6%
  ING Groep NV .................................................................    Netherlands         563,685      34,391,183
                                                                                                                   ------------
  FOOD & HOUSEHOLD PRODUCTS 1.3%
  Hillsdown Holdings Plc. ......................................................  United Kingdom      1,246,950       1,576,711
  McBride Plc. .................................................................  United Kingdom      1,000,000       1,663,755
  Tate & Lyle Plc. .............................................................  United Kingdom      1,540,500       8,586,099
a Terranova Foods Plc. .........................................................  United Kingdom        623,475       1,151,414
                                                                                                                   ------------
                                                                                                                     12,977,979
                                                                                                                   ------------
  FOREST PRODUCTS & PAPER 3.1%
  Carter Holt Harvey Ltd. ......................................................    New Zealand       3,243,400       2,912,659
  Cartiere Burgo SpA ...........................................................       Italy            696,200       4,504,138
  Enso OY, R ...................................................................      Finland           186,900       1,882,510
  Fletcher Challenge Ltd. Forestry Division ....................................    New Zealand       6,020,000       2,003,444
  Mayr-Melnhof Karton AG .......................................................      Austria            39,400       1,842,504
a PT Indah Kiat Pulp & Paper Corp. TBK .........................................     Indonesia        9,724,297       2,660,421
a PT Indah Kiat Pulp & Paper Corp. TBK, wts., 4/13/01 ..........................     Indonesia          782,553         143,222
a PT Indah Kiat Pulp & Paper Corp. TBK, wts., 7/11/02 ..........................     Indonesia          818,888         111,245
  Sappi Ltd. ...................................................................   South Africa         722,582       2,794,397
  Stora Kopparbergs Bergslags AB, B ............................................      Sweden            804,250       8,929,717
  Unipapel SA ..................................................................       Spain            104,400       1,514,105
                                                                                                                   ------------
                                                                                                                     29,298,362
                                                                                                                   ------------
  HEALTH & PERSONAL CARE 4.4%
  Internatio-Muller NV .........................................................    Netherlands         240,308       5,954,240
  Novartis AG ..................................................................    Switzerland           2,506       4,926,247
  Nycomed Amersham Plc. ........................................................  United Kingdom      4,245,505      29,313,446
  Nycomed Amersham Plc., fgn. ..................................................  United Kingdom        248,300       1,727,248
                                                                                                                   ------------
                                                                                                                     41,921,181
                                                                                                                   ------------
  INDUSTRIAL COMPONENTS 1.3%
  BTR Plc. .....................................................................  United Kingdom      3,416,237       6,991,052
  Granges AB ...................................................................      Sweden            191,000       2,756,915
  Meggitt Plc. .................................................................  United Kingdom      1,487,610       3,069,023
                                                                                                                   ------------
                                                                                                                     12,816,990
                                                                                                                   ------------
  INSURANCE 5.5%
  Ace Ltd. .....................................................................      Bermuda           682,500      23,503,594
  Baloise-Holding ..............................................................    Switzerland           7,380       7,656,716
  GIO Australia Holdings Ltd. ..................................................     Australia        1,549,534       5,094,181
  Muenchner Rueckversicherungs-Gesellschaft ....................................      Germany            33,000      16,147,334
                                                                                                                   ------------
                                                                                                                     52,401,825
                                                                                                                   ------------
  LEISURE & TOURISM 1.5%
  Kuoni Reisen Holding AG, B ...................................................    Switzerland           3,570      14,165,635
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  MACHINERY & ENGINEERING 1.2%
  Bucher Holding AG, br. .......................................................    Switzerland          12,800    $ 10,251,183
  IHC Caland NV ................................................................    Netherlands          26,130       1,086,023
                                                                                                                   ------------
                                                                                                                     11,337,206
                                                                                                                   ------------
  MERCHANDISING 4.0%
  David Jones Ltd. .............................................................     Australia        2,463,527       2,719,809
  Hudson's Bay Co. .............................................................      Canada            357,000       4,497,363
  Safeway Plc. .................................................................  United Kingdom      1,695,778       8,457,024
a Sobeys Canada Inc. ...........................................................      Canada            104,695       1,158,734
  Somerfield Plc. ..............................................................  United Kingdom      1,552,716      10,346,273
  Storehouse Plc. ..............................................................  United Kingdom      3,314,000       7,553,748
a Vendex NV ....................................................................    Netherlands         132,886       3,228,860
                                                                                                                   ------------
                                                                                                                     37,961,811
                                                                                                                   ------------
  METALS & MINING 2.7%
  Anglo American Platinum Corp. Ltd. ...........................................   South Africa         417,465       5,726,816
  Boehler Uddeholm AG ..........................................................      Austria            33,000       1,536,737
  Boehler Uddeholm AG, 144A ....................................................      Austria            27,055       1,259,892
  British Steel Plc. ...........................................................  United Kingdom      4,033,200       6,156,661
  Companhia Siderurgica Nacional CSN, ADR ......................................      Brazil            276,365       6,218,213
  Grupo Mexico SA de CV, B .....................................................      Mexico          1,983,600       5,214,722
  Pohang Iron & Steel Co. Ltd. .................................................    South Korea          10,450         665,617
                                                                                                                   ------------
                                                                                                                     26,778,658
                                                                                                                   ------------
  MISCELLANEOUS MATERIALS & COMMODITIES .5%
  Korea Chemical Co. Ltd. ......................................................    South Korea          57,900       2,089,696
  Unitor ASA ...................................................................      Norway            295,000       2,865,205
                                                                                                                   ------------
                                                                                                                      4,954,901
                                                                                                                   ------------
  MULTI-INDUSTRY 1.6%
  Cheung Kong Holdings Ltd. ....................................................     Hong Kong          188,600       1,357,185
  Elementis Plc. ...............................................................  United Kingdom      3,336,000       4,634,490
  Jardine Strategic Holdings Ltd. ..............................................     Hong Kong        2,574,940       3,733,663
  Swire Pacific Ltd., B ........................................................     Hong Kong        7,937,100       5,276,203
                                                                                                                   ------------
                                                                                                                     15,001,541
                                                                                                                   ------------
  REAL ESTATE .1%
  Hang Lung Development Co. Ltd. ...............................................     Hong Kong          779,000         834,580
                                                                                                                   ------------
  RECREATION & OTHER CONSUMER GOODS 1.1%
  Swatch Group AG, br. .........................................................    Switzerland          15,400       9,530,397
  Yue Yuen Industrial (Holdings) Ltd. ..........................................     Hong Kong          394,800         759,304
                                                                                                                   ------------
                                                                                                                     10,289,701
                                                                                                                   ------------
  TELECOMMUNICATIONS 11.5%
  British Telecommunications Plc. ..............................................  United Kingdom      1,446,000      21,808,485
  Hong Kong Telecommunications Ltd. ............................................     Hong Kong        1,238,479       2,166,109
  Nokia AB, A ..................................................................      Finland           310,000      37,958,684
a Telecomunicacoes Brasileiras SA (Telebras), ADR ..............................      Brazil            177,300      12,887,494
  Telefonica del Peru SA, B ....................................................       Peru           2,445,602       3,076,375
  Telefonica del Peru SA, B, ADR ...............................................       Peru             251,900       3,195,981
  Telefonica SA ................................................................       Spain            646,100      28,772,188
a Telefonica SA, rts. ..........................................................       Spain            646,100         574,532
                                                                                                                   ------------
                                                                                                                    110,439,848
                                                                                                                   ------------
  TEXTILES & APPAREL .2%
a Yizheng Chemical Fibre Co. Ltd., H ...........................................       China         19,340,200       1,772,441
                                                                                                                   ------------
  TRANSPORTATION .7%
  Air New Zealand Ltd., B ......................................................    New Zealand       2,322,000       3,655,263
  Helikopter Services Group ASA ................................................      Norway            134,000         633,154

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                      SHARES/
                                                                                                      WARRANTS
  TEMPLETON INTERNATIONAL EQUITY FUND                                                COUNTRY          & RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
  TRANSPORTATION (CONT.)
  Mayne Nickless Ltd., A .......................................................     Australia          478,210    $  1,774,527
  Tranz Rail Holdings Ltd., ADR ................................................    New Zealand          47,765         322,414
                                                                                                                   ------------
                                                                                                                      6,385,358
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 8.7%
  BG Plc. ......................................................................  United Kingdom      2,566,588      16,215,985
a Centrais Eletricas Brasileiras SA (Electrobras) ..............................      Brazil        363,450,000       6,256,785
  Centrais Geradoras Do Sul Do Brasil SA (Gerasul) .............................      Brazil        363,450,000         475,275
a Centrica Plc. ................................................................  United Kingdom      1,290,000       2,591,590
  Compania Sevillana de Electricidad SA ........................................       Spain            246,970       3,390,062
  Iberdrola SA, Br. ............................................................       Spain          1,517,800      28,439,559
  Korea Electric Power Corp. ...................................................    South Korea          66,000       1,635,593
  Shandong Huaneng Power Development Co. Ltd., ADR .............................       China            338,300       1,543,494
  Thames Water Group Plc. ......................................................  United Kingdom        896,939      17,355,296
  Transportadora de Gas del Sur SA, B, ADR .....................................     Argentina          516,300       5,227,532
                                                                                                                   ------------
                                                                                                                     83,131,171
                                                                                                                   ------------
  TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $662,736,790)                                                      833,989,826
                                                                                                                   ------------
  PREFERRED STOCKS AND RIGHTS 1.7%
  Banco Bradesco SA, pfd. ......................................................      Brazil        525,200,000       2,912,344
a Banco Bradesco SA BBD, rts., pfd. ............................................      Brazil         21,769,089          12,396
  Banco Itau SA, pfd. ..........................................................      Brazil          4,209,000       2,055,260
  News Corp. Ltd., pfd. ........................................................     Australia            3,486          21,232
  Petrobras-Petroleo Brasileiro SA, pfd. .......................................      Brazil         60,000,000       6,803,228
  Usinas Siderurgicas de Minas, ADR, 144A, pfd. ................................      Brazil          1,851,400       4,091,238
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS AND RIGHTS (COST $24,653,583) .........................                                     15,895,698
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $687,390,373) ...........                                    849,885,524
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                      AMOUNT*
                                                                                                    -----------
g REPURCHASE AGREEMENTS 11.4%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $40,021,111)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States    $40,000,000     40,000,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $33,469,284)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States     33,452,000      33,452,000
  Warburg Dillon Read LLC, 4.75%, 1/04/99 (Maturity Value $35,818,894)
   Collateralized by U.S. Treasury Notes & Bonds ...............................   United States     35,800,000      35,800,000

  TOTAL REPURCHASE AGREEMENTS (COST $109,252,000) ..............................                                    109,252,000

  TOTAL INVESTMENTS (COST $796,642,373) 100.3% .................................                                    959,137,524

  OTHER ASSETS, LESS LIABILITIES (.3%) .........................................                                     (3,237,422)
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%                                                                                          $955,900,102
                                                                                                                   ============

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income Producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 90.6%
  APPLIANCES & HOUSEHOLD DURABLES 1.8%
  Email Ltd. ...................................................................       Australia         44,964      $   64,286
  Fisher & Paykel Ltd. .........................................................     New Zealand         70,222         254,100
  Guangdong Kelon Electrical Holdings Ltd., H ..................................         China           92,000          81,939
  Guangdong Kelon Electrical Holdings Ltd., H, 144A ............................         China           40,000          35,626
  Shenzhen Konka Electronic Group Co. Ltd., B ..................................         China           17,000           8,580
                                                                                                                   ------------
                                                                                                                        444,531
                                                                                                                   ------------
  AUTOMOBILES 1.8%
  Bilia AB, A ..................................................................        Sweden           28,100         192,399
  Volvo AB, B ..................................................................        Sweden           11,600         266,180
                                                                                                                   ------------
                                                                                                                        458,579
                                                                                                                   ------------
  BANKING 7.1%
  Banco de Valencia SA .........................................................         Spain            3,272          98,025
  Banco Pastor SA ..............................................................         Spain            8,000         502,486
  Bank Austria AG, 144A ........................................................        Austria           6,000         305,264
  Commercial International Bank Ltd., GDR, 144A ................................         Egypt           17,550         134,258
  Fokus Bank AS ................................................................        Norway           44,000         436,015
  Unibanco Uniao de Bancos Brasileiros SA, GDR .................................        Brazil           10,235         147,768
  Union Bank of Norway, Primary Capital Cert. ..................................        Norway            7,170         139,278
                                                                                                                   ------------
                                                                                                                      1,763,094
                                                                                                                   ------------
  BROADCASTING & PUBLISHING 2.5%
  GTC Transcontinental Group Ltd., B ...........................................        Canada           63,300         618,164
                                                                                                                   ------------
  BUILDING MATERIALS & COMPONENTS 6.5%
  Caradon Plc. .................................................................    United Kingdom      117,500         199,401
  Cementos Diamante SA, ADR, 144A ..............................................       Colombia          26,900          47,075
  Cristaleria Espanola SA, Br. .................................................         Spain            1,291          87,284
  Det Danske Traelastkompagni AS ...............................................        Denmark           3,752         253,494
  Gujarat Ambuja Cements Ltd. ..................................................         India           47,500         290,726
  Mirgor SA Comercial Industrial Financiera Inmobi, C, ADR .....................       Argentina         24,300          25,515
  Sarna Kunststoff Holding AG ..................................................      Switzerland            52          74,772
  Schuttersveld NV .............................................................      Netherlands        11,146        264,292
a Siam City Cement Public Co. Ltd., fgn. .......................................       Thailand          67,621         151,675
  Suez Cement Co., GDR, 144A ...................................................         Egypt           16,450         235,235
                                                                                                                   ------------
                                                                                                                      1,629,469
                                                                                                                   ------------
  BUSINESS & PUBLIC SERVICES 3.7%
  Kardex AG, Br. ...............................................................      Switzerland         1,494         411,707
  Lex Service Plc. .............................................................    United Kingdom       54,100         343,835
  Scribona AB, B ...............................................................        Sweden           19,045         68,842
a Sifo Group AB ................................................................        Sweden           19,045          89,283
                                                                                                                   ------------
                                                                                                                        913,667
                                                                                                                   ------------
  CHEMICALS 1.8%
  Energia e Industrias Aragonesas Eia SA .......................................         Spain           34,500         234,958
  Yule Catto & Company Plc. ....................................................    United Kingdom       53,100         220,863
                                                                                                                   ------------
                                                                                                                        455,821
                                                                                                                   ------------
  CONSTRUCTION & HOUSING 2.7%
  Dragados y Construcciones SA, br. ............................................         Spain           14,155         522,463
a Fairview Holdings Plc. .......................................................    United Kingdom       25,000          36,603
  Hollandsche Beton Groep NV ...................................................      Netherlands         9,600         118,676
                                                                                                                   ------------
                                                                                                                        677,742
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRICAL & ELECTRONICS 2.7%
  Dongfang Electrical Machinery Co. Ltd., H ....................................         China          179,000      $   10,628
  Techtronic Industries Co. Ltd. ...............................................       Hong Kong      1,791,000         319,027
  Varitronix International Ltd. ................................................       Hong Kong        187,500         350,931
                                                                                                                   ------------
                                                                                                                        680,586
                                                                                                                   ------------
  ELECTRONIC COMPONENTS & INSTRUMENTS 2.8%
  Swisslog Holding AG ..........................................................     Switzerland          1,000          94,649
  VTech Holdings Ltd. ..........................................................       Hong Kong        136,000         593,346
                                                                                                                   ------------
                                                                                                                        687,995
                                                                                                                   ------------
  FINANCIAL SERVICES 3.3%
  Dah Sing Financial Holdings Ltd. .............................................       Hong Kong        134,800         330,595
  Housing Development Finance Corp. Ltd. .......................................         India            2,250         115,343
  Industrial Credit & Inv. Corp. of India (ICICI) ..............................         India          170,000         188,217
a Morgan Stanley Growth Fund ...................................................         India        1,275,000         180,016
                                                                                                                   ------------
                                                                                                                        814,171
                                                                                                                   ------------
  FOOD & HOUSEHOLD PRODUCTS 7.3%
a Charoen Pokphand Feedmill Public Co. Ltd., fgn. ..............................       Thailand          71,300          87,322
  Hazlewood Foods Plc. .........................................................    United Kingdom      252,600         561,053
  Hillsdown Holdings Plc. ......................................................    United Kingdom       50,000          63,223
  Illovo Sugar Ltd. ............................................................     South Africa       187,000         198,674
  McBride Plc. .................................................................    United Kingdom       64,100         106,647
  National Foods Ltd. ..........................................................       Australia        182,091         323,888
  Perkins Foods Plc. ...........................................................    United Kingdom      189,240         437,640
a Terranova Foods Plc. .........................................................    United Kingdom       25,000          46,169
                                                                                                                   ------------
                                                                                                                      1,824,616
                                                                                                                   ------------
  FOREST PRODUCTS & PAPER 2.5%
  Crown-Van Gelder Papierfabrieken NV ..........................................     Netherlands          6,115          96,122
a Empaques Ponderosa SA de CV, B ...............................................        Mexico          151,800          79,200
  Munksjo AB ...................................................................        Sweden           12,995          89,778
  Primex Forest Products Ltd. ..................................................        Canada           90,000         357,422
                                                                                                                   ------------
                                                                                                                        622,522
                                                                                                                   ------------
  HEALTH & PERSONAL CARE 2.3%
  Internatio-Muller NV .........................................................     Netherlands          5,844         144,800
  Ono Pharmaceutical Co. Ltd. ..................................................         Japan           12,000         368,085
a Skyepharma Plc. ..............................................................    United Kingdom       55,600          72,616
                                                                                                                   ------------
                                                                                                                        585,501
                                                                                                                   ------------
  INDUSTRIAL COMPONENTS 5.6%
  Granges AB ...................................................................        Sweden           14,679         211,878
  Otra NV ......................................................................      Netherlands        23,500         306,789
  Sylea SA .....................................................................        France            4,447         245,985
  Weir Group Plc. ..............................................................    United Kingdom      120,900         402,296
  Yamato Kogyo Co. Ltd. ........................................................         Japan           41,000         237,713
                                                                                                                   ------------
                                                                                                                      1,404,661
                                                                                                                   ------------
  INSURANCE 1.0%
  HIH Insurance Ltd. ...........................................................      Australia         193,879         256,858
                                                                                                                   ------------
  MACHINERY & ENGINEERING 1.9%
  Arcadis NV ...................................................................      Netherlands        37,875         296,671
  Laird Group Plc. .............................................................    United Kingdom       62,000         169,686
                                                                                                                   ------------
                                                                                                                        466,357
                                                                                                                   ------------
  MERCHANDISING 16.3%
  David Jones Ltd. .............................................................      Australia         243,000         268,279
  Giordano International Ltd. ..................................................       Hong Kong        933,000         174,623
  Li & Fung Ltd. ...............................................................       Hong Kong        241,000         499,280

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MERCHANDISING (CONT.)
  Makro Atacadista SA, ADR, 144A ...............................................        Brazil           37,500      $  260,708
  Moebel Walther AG ............................................................        Germany           7,506         290,668
  Northwest Company Fund .......................................................        Canada           31,365         306,299
  Sa des Galeries Lafayette ....................................................        France              810         870,001
  Safeway Plc. .................................................................    United Kingdom       58,559         292,040
  Samas-Groep NV ...............................................................      Netherlands        11,125         199,179
a Sobeys Canada Inc. ...........................................................        Canada           15,477         171,295
  Somerfield Plc. ..............................................................    United Kingdom       82,800         551,724
  Storehouse ...................................................................    United Kingdom       88,185         201,004
                                                                                                                   ------------
                                                                                                                      4,085,100
                                                                                                                   ------------
  METALS & MINING 4.2%
  Arbed SA .....................................................................      Luxembourg          3,240         217,863
  Boehler-Uddeholm AG ..........................................................        Austria           4,993         232,513
  Elkem ASA, A .................................................................        Norway           23,850         284,860
  Pohang Iron & Steel Co. Ltd. .................................................      South Korea         2,625         167,200
  PT Timah .....................................................................       Indonesia        204,000         137,925
                                                                                                                   ------------
                                                                                                                      1,040,361
                                                                                                                   ------------
  MULTI-INDUSTRY 3.2%
a Amer Group Ltd., A ...........................................................        Finland          11,300         119,396
  La Cemento Nacional CA, GDR, 144A ............................................        Ecuador             575          62,100
  Nagron Nationaal Grondbezit NV ...............................................      Netherlands         7,400         216,081
  Saha Union Public Co. Ltd., fgn. .............................................       Thailand         201,000          84,361
  Wagon Plc. ...................................................................    United Kingdom       34,300         128,400
  Zehnder Holding AG, br. ......................................................      Switzerland           465         189,589
                                                                                                                   ------------
                                                                                                                        799,927
                                                                                                                   ------------
  REAL ESTATE 1.6%
  Inversiones y Representacion SA ..............................................       Argentina        144,868         397,296
                                                                                                                   ------------
  TELECOMMUNICATIONS .2%
a Digital Telecommunications Philippines Inc. ..................................      Philippines     2,198,000          53,679
                                                                                                                   ------------
  TEXTILES & APPAREL .9%
  Gamma Holding NV .............................................................      Netherlands         3,000         139,074
  Inner Mongolia Erdos Cashmere Products Co. Ltd., B ...........................         China          497,000          64,610
a Yizheng Chemical Fibre Co. Ltd., H ...........................................         China          326,000          29,876
                                                                                                                   ------------
                                                                                                                        233,560
                                                                                                                   ------------
  TRANSPORTATION 2.4%
a Anangel-American Shipholdings Ltd., ADR ......................................        Greece           35,000         179,375
  Helikopter Services Group ASA ................................................        Norway           16,400          77,490
  Orient Overseas International Ltd. ...........................................       Hong Kong        362,000          93,453
a Osprey Maritime Ltd. .........................................................       Singapore        350,000         108,182
  Stolt Nielsen SA, ADR ........................................................        Norway           15,000         153,750
                                                                                                                   ------------
                                                                                                                        612,250
                                                                                                                   ------------
  UTILITIES ELECTRICAL & GAS 2.9%
  Gas y Electricidad SA, Br. ...................................................         Spain            5,700         571,225
  Guangdong Electric Power Development Co Ltd., B ..............................         China          338,520          92,198
  Transportadora de Gas del Sur SA, B, ADR .....................................       Argentina          7,000          70,875
                                                                                                                   ------------
                                                                                                                        734,298
                                                                                                                   ------------
  WHOLESALE & INTERNATIONAL TRADE 1.6%
  Dahl International AB ........................................................        Sweden            9,550          94,254
  Dahl International AB, 144A ..................................................        Sweden            6,300          62,178
  Eurodis Electron Plc. ........................................................    United Kingdom      150,000         233,342
                                                                                                                   ------------
                                                                                                                        389,774
                                                                                                                   ------------
  TOTAL COMMON STOCKS (COST $25,678,008)                                                                             22,650,579
                                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


  TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                       COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCKS 3.4%
  Ballast Nedam NV, ctf., cvt., pfd. ...........................................      Netherlands         6,700    $    217,776
  Cia Brasileira de Petroleo Ipiranga, pfd. ....................................        Brazil       25,141,000         139,412
  Fertilizantes Fosfatados SA, pfd. ............................................        Brazil       41,995,000         107,746
  Moebel Walther AG, pfd. ......................................................        Germany           4,550         154,339
  Weg SA, pfd. .................................................................        Brazil          507,200         243,473
                                                                                                                   ------------
  TOTAL PREFERRED STOCKS (COST $1,359,938)......................................                                        862,746
                                                                                                                   ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $27,037,946).............                                     23,513,325
                                                                                                                   ------------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                    -----------
g REPURCHASE AGREEMENTS 5.9%
  Merrill Lynch & Co. Inc., 4.75%, 1/04/99 (Maturity Value $750,396)
  Collateralized by U.S. Treasury Notes & Bonds ................................    United States      $750,000         750,000
  Morgan Stanley Inc., 4.65%, 1/04/99 (Maturity Value $718,371)
  Collateralized by U.S. Treasury Notes & Bonds ................................    United States       718,000         718,000
                                                                                                                   ------------
  TOTAL REPURCHASE AGREEMENTS (COST $1,468,000).................................                                      1,468,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $28,505,946) 99.9%....................................                                     24,981,325
  OTHER ASSETS, LESS LIABILITIES .1%............................................                                         18,119
                                                                                                                   ------------
  TOTAL NET ASSETS 100.0%.......................................................                                   $ 24,999,444
                                                                                                                   ------------

* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
g See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                          SHARES/
    TEMPLETON PACIFIC GROWTH FUND                      COUNTRY            WARRANTS          VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 101.1%
    APPLIANCES & HOUSEHOLD DURABLES 1.1%
    Sony Corp. .................................        Japan               15,100       $ 1,101,711
                                                                                         -----------
    BANKING 11.2%
    Development Bank of Singapore Ltd., fgn. ...      Singapore            495,000         4,470,000
    HSBC Holdings Plc. .........................      Hong Kong             39,000           971,571
    Overseas Union Bank Ltd., fgn. .............      Singapore            472,560         2,062,080
(a) Philippine National Bank ...................     Philippines           962,500         1,484,576
    PT Bank Bali, fgn. .........................      Indonesia          4,168,220           196,614
    PT Bank Pan Indonesia TBK ..................      Indonesia          6,182,625           311,075
    Singapore Finance Ltd., fgn. ...............      Singapore            213,000           194,927
(a) Thai Farmers Bank Public Co. Ltd. ..........      Thailand              36,570            53,845
(a) Thai Farmers Bank Public Co. Ltd., fgn. ....      Thailand             733,440         1,291,872
                                                                                         -----------
                                                                                          11,036,560
                                                                                         -----------
    BROADCASTING & PUBLISHING 3.2%
(a) Inchcape Marketing Services Ltd. ...........      Singapore          1,240,000           676,364
    South China Morning Post Ltd. ..............      Hong Kong          4,888,000         2,507,961
                                                                                         -----------
                                                                                           3,184,325
                                                                                         -----------
    BUILDING MATERIALS & COMPONENTS 2.1%
    Okumura Corp. ..............................        Japan              467,000         2,074,176
                                                                                         -----------
    CHEMICALS
    Fauji Fertilizer Co. Ltd. ..................      Pakistan              10,000             9,206
                                                                                         -----------
    CONSTRUCTION & HOUSING 8.7%
    Daito Trust Construction Co. Ltd. ..........        Japan              409,000         3,549,743
    Road King Infrastructure Ltd. ..............      Hong Kong          3,831,977         2,819,358
    Toda Corp. .................................        Japan              470,000         2,279,167
                                                                                         -----------
                                                                                           8,648,268
                                                                                         -----------
    ELECTRICAL & ELECTRONICS
    Hitachi Ltd. ...............................        Japan                  800             4,965
                                                                                         -----------
    FINANCIAL SERVICES 2.5%
    Commerce Asset-Holding Bhd. ................      Malaysia           1,572,000           970,890
(a) Commerce Asset-Holding Bhd., wts. ..........      Malaysia             163,750            16,512
    Industrial Finance Corp. of Thailand, fgn. .      Thailand           2,783,133         1,148,947
    Public Finance Bhd., fgn. ..................      Malaysia             928,000           327,512
                                                                                         -----------
                                                                                           2,463,861
                                                                                         -----------
    FOREST PRODUCTS & PAPER 2.6%
    Carter Holt Harvey Ltd. ....................     New Zealand         2,411,800         2,165,860
(a) PT Inti Indorayon Utama ....................      Indonesia            129,000             8,113
(a) PT Tjiwi Kimia TBK .........................      Indonesia          1,388,741           362,470
(a) PT Tjiwi Kimia TBK, wts. ...................      Indonesia            192,880            22,563
                                                                                         -----------
                                                                                           2,559,006
                                                                                         -----------
    INDUSTRIAL COMPONENTS 6.2%
    Fuji Heavy Industries Ltd. .................        Japan              577,000         2,890,115
    Mitsubishi Heavy Industries Ltd. ...........        Japan              824,000         3,214,184
                                                                                         -----------
                                                                                           6,104,299
                                                                                         -----------
    INSURANCE 2.9%
    National Mutual Asia Ltd. ..................      Hong Kong          3,860,000         2,889,800
                                                                                         -----------
    LEISURE & TOURISM 1.2%
    Toei Co. Ltd. ..............................        Japan              397,000         1,175,514
                                                                                         -----------
    MERCHANDISING .7%
    Takashimaya Co. Ltd. .......................        Japan               81,418           686,423
                                                                                         -----------
    METALS & MINING 1.5%
    Capral Aluminum Ltd. .......................      Australia          1,083,098         1,514,649
                                                                                         -----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                         SHARES/
    TEMPLETON PACIFIC GROWTH FUND                                   COUNTRY              WARRANTS           VALUE
---------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MISCELLANEOUS MATERIALS & COMMODITIES 2.3%
    Golden Hope Plantations Bhd. .............................     Malaysia             2,607,000       $   2,245,407
                                                                                                        -------------
    MULTI-INDUSTRY 15.8%
    Broken Hill Proprietary Co. Ltd. .........................     Australia              211,000           1,555,462
    Cheung Kong Holdings Ltd. ................................     Hong Kong              460,800           3,315,964
    Hicom Holdings Bhd. ......................................     Malaysia             1,634,000             542,350
    Hutchison Whampoa Ltd. ...................................     Hong Kong              216,000           1,526,477
    Jardine Matheson Holdings Ltd. ...........................     Hong Kong              632,031           1,630,640
    SIME Darby Bhd. ..........................................     Malaysia             1,798,800           1,647,554
    Swire Pacific Ltd., A ....................................     Hong Kong              645,000           2,888,961
    Wheelock and Company Ltd. ................................     Hong Kong            3,100,000           2,480,880
                                                                                                        -------------
                                                                                                           15,588,288
                                                                                                        -------------
    REAL ESTATE 6.5%
    City Developments Ltd. ...................................     Singapore              888,600           3,850,600
(a) Filinvest Land Inc. ......................................    Philippines           5,675,000             320,951
    Hon Kwok Land Investment Co. Ltd. ........................     Hong Kong            5,940,438             559,750
    New World Development Co. Ltd. ...........................     Hong Kong              658,978           1,658,662
                                                                                                        -------------
                                                                                                            6,389,963
                                                                                                        -------------
    TELECOMMUNICATIONS 4.7%
    Hong Kong Telecommunications Ltd. ........................     Hong Kong            1,353,033           2,366,465
    Pakistan Telecommunications Corp., A, PTC ................     Pakistan             5,906,900           2,255,902
                                                                                                        -------------
                                                                                                            4,622,367
                                                                                                        -------------
    TEXTILES & APPAREL 6.9%
    Nisshinbo Industries Inc. ................................       Japan                700,000           2,445,035
(a) PT Indorama Synthetics ...................................     Indonesia            3,657,384             655,569
(a) PT Panasia Indosyntec ....................................     Indonesia            3,423,000              75,349
    Wacoal Corp. .............................................       Japan                280,000           3,606,738
                                                                                                        -------------
                                                                                                            6,782,691
                                                                                                        -------------
    TRANSPORTATION 15.6%
    Cathay Pacific Airways Ltd. ..............................     Hong Kong            3,000,000           2,981,703
    East Japan Railway Co. ...................................       Japan                    600           3,356,383
    Great Eastern Shipping Co. Ltd., GDR .....................       India                156,100             448,788
    Guangshen Railway Co. Ltd., H, ADR .......................       China                142,800             856,800
    GZI Transport Ltd., 144A .................................       China              1,008,000             197,768
(a) GZI Transport Ltd., 144A, wts. ...........................       China                201,600                 260
    Hitachi Zosen Corp. ......................................       Japan                843,000           1,165,851
    Hong Kong Ferry Holdings Co. Ltd. ........................     Hong Kong              745,000             865,468
    Malaysian International Shipping Corp., fgn. .............     Malaysia             1,467,267           1,541,166
    Singapore Airlines Ltd., fgn. ............................     Singapore              544,600           3,993,733
                                                                                                        -------------
                                                                                                           15,407,920
                                                                                                        -------------
    UTILITIES ELECTRICAL & GAS 3.9%
    CLP Holdings Ltd. ........................................     Hong Kong              579,500           2,887,308
    Shandong Huaneng Power Development Co. Ltd., ADR .........       China                225,000           1,026,563
                                                                                                        -------------
                                                                                                            3,913,871
                                                                                                        -------------
    WHOLESALE & INTERNATIONAL TRADE 1.5%
    Inchcape Motors Ltd. .....................................     Singapore            1,240,000           1,435,394
                                                                                                        -------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $173,534,980) .....                                             99,838,664
                                                                                                        -------------
    PREFERRED STOCKS .2%
    Osprey Maritime Ltd., cvt., 2.50%, pfd. (COST $234,713) ..     Singapore              763,000             231,212
                                                                                                        -------------
    TOTAL INVESTMENTS (COST $173,769,693) 101.3% .............                                            100,069,876
    OTHER ASSETS, LESS LIABILITIES (1.3%) ....................                                             (1,300,491)
                                                                                                        -------------
    TOTAL NET ASSETS 100.0% ..................................                                          $  98,769,385
                                                                                                        =============

(a) Non-income producing.



                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                         PRINCIPAL
    U.S. GOVERNMENT SECURITIES FUND                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES 75.8%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 50.5%
    GNMA II, 5.50%, 9/20/28 .......................................................     $  1,201,771       $  1,157,951
(h) GNMA II, 5.50%, 1/01/29 .......................................................        1,915,000          1,925,000
    GNMA I, SF, 6.00%, 11/15/23 - 11/15/28 ........................................       19,258,380         19,123,120
    GNMA II, 6.00%, 1/20/24 - 10/20/28 ............................................       62,362,635         50,721,915
(h) GNMA II, 6.00%, 1/01/29 .......................................................       11,000,000         10,841,875
    GNMA I, SF, 6.50%, 5/15/23 - 9/15/28 ..........................................       64,179,406         64,915,181
    GNMA II, 6.50%, 1/20/26 - 3/20/28 .............................................       32,266,772         32,458,632
    GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 ..........................................       71,405,323         73,173,795
    GNMA I, SF, 7.25%, 11/15/25 ...................................................        1,484,601          1,522,587
    GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ............................................        2,178,218          2,210,170
    GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ..........................................       32,548,120         33,605,421
    GNMA II, 7.50%, 11/20/16 - 11/20/26 ...........................................       23,164,494         23,785,377
    GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 ..........................................       18,933,004         19,755,967
    GNMA II, 8.00%, 2/20/16 - 8/20/26 .............................................        1,895,192          1,969,618
    GNMA I, SF, 8.25%, 4/15/25 ....................................................          859,622            908,722
    GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 .........................................        5,807,603          6,192,045
    GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ..........................................        2,434,812          2,619,102
    GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 .........................................        5,629,226          6,089,662
    GNMA II, 9.50%, 4/20/25 .......................................................          647,240            695,217
    GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 .........................................        4,846,010          5,347,212
                                                                                                           ------------
                                                                                                            359,018,569
                                                                                                           ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE 1.1%
    GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 7/20/17 .........        2,498,460          2,538,151
    GNMA, Cap 11.50%, Margin 2.50% + CMT, Resets Annually, 8.00%, 7/20/25 .........        1,405,575          1,457,759
    GNMA, Cap 14.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/16 ........        3,843,760          3,898,545
                                                                                                           ------------
                                                                                                              7,894,455
                                                                                                           ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 8.4%
    FNMA, 6.00%, 10/01/23 - 10/01/28 ..............................................       25,658,910         25,360,412
    FNMA, 6.50%, 1/01/24 - 6/01/24 ................................................       13,197,629         13,307,044
    FNMA, 7.00%, 5/01/24 ..........................................................        1,465,149          1,497,593
    FNMA, PL, 7.00%, 3/17/35 ......................................................        4,860,811          4,864,628
    FNMA, 7.50%, 4/01/23 - 8/01/25 ................................................        6,289,578          6,469,010
    FNMA, 8.00%, 7/01/16 - 2/01/25 ................................................        7,223,614          7,505,472
    FNMA, 8.50%, 10/01/19 - 2/01/22 ...............................................          531,906            561,772
                                                                                                           ------------
                                                                                                             59,565,931
                                                                                                           ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 5.1%
    FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.406%, 2/01/19 ........        3,290,861          3,365,586
    FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.438%, 9/01/18 ......        4,626,971          4,749,436
    FNMA, Cap 12.93%, Margin 2.24% + CMT, Resets Annually, 7.088%, 2/01/27 ........        5,375,113          5,525,915
    FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.425%, 7/01/19 ......        3,133,438          3,207,575
    FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.351%, 1/01/18 ......       10,213,522         10,445,699
    FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.132%, 6/01/02 .......        4,691,068          4,699,607
    FNMA, Cap 14.808%, Margin 1.825% + 3CMT, Resets Tri-Annually, 7.331%, 7/01/20 .        1,535,979          1,563,275
    FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.170%, 3/01/20 .        2,574,926          2,649,746
                                                                                                           ------------
                                                                                                             36,206,839
                                                                                                           ------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 9.5%
    FHLMC, 6.00%, 1/01/24 - 8/01/28 ...............................................        9,737,875          9,631,639
    FHLMC, 6.50%, 6/01/08 - 1/01/24 ...............................................       17,714,531         17,891,137
    FHLMC, 7.00%, 4/01/24 .........................................................       13,394,280         13,688,958
    FHLMC, PL, 7.00%, 9/17/31 .....................................................       18,370,074         18,392,118
    FHLMC, 7.50%, 11/01/22 - 5/01/24 ..............................................        4,129,276          4,248,734
    FHLMC, 8.00%, 5/01/16 - 5/01/22 ...............................................        2,457,983          2,555,460

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                  PRINCIPAL
U.S. GOVERNMENT SECURITIES FUND                                                     AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (CONT.)

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE (CONT.)
FHLMC, 8.50%, 4/01/18 - 3/01/22 ...........................................     $    750,228       $    789,012
FHLMC, 9.00%, 3/01/03 .....................................................          401,459            415,678
                                                                                                   ------------
                                                                                                     67,612,736
                                                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.2%
FHLMC, Cap 10.99%, Margin 2.225% + CMT, Resets Annually, 8.011%, 6/01/22 ..        1,848,216          1,877,171
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 7.618%, 6/01/22 .        2,831,202          2,881,643
FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.818%, 2/01/19 .        4,037,506          4,107,718
                                                                                                   ------------
                                                                                                      8,866,532
                                                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $522,774,699) ......................                         539,165,062
                                                                                                   ------------
OTHER AGENCY SECURITIES 22.2%
Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ........................        5,000,000          5,294,515
Federal Farm Credit Bank, 5.80%, 9/16/03 ..................................        5,000,000          4,979,875
Federal Home Loan Bank, 0.00%, 8/15/22 ....................................       17,500,000          3,040,643
Federal Home Loan Bank, 0.00%, 1/23/23 ....................................       10,000,000          1,865,720
FICO, Strip, 0.00%, 3/07/02 ...............................................       10,000,000          8,556,040
FICO, Strip, 0.00%, 5/11/02 ...............................................        1,925,000          1,631,295
FICO, Strip, 0.00%, 5/11/13 ...............................................       10,000,000          4,377,890
FICO, Strip, 1, 0.00%, 5/11/09 ............................................        1,758,000          1,005,374
FICO, Strip, 13, 0.00%, 6/27/09 ...........................................       11,024,000          6,250,685
FICO, Strip, 16, 0.00%, 4/05/09 ...........................................        3,202,000          1,843,596
FICO, Strip, 16, 0.00%, 10/05/10 ..........................................        4,745,000          2,470,883
FICO, Strip, A, 0.00%, 2/08/09 ............................................        2,060,000          1,198,572
Housing Urban Development, 96-A, 7.63%, 8/01/14 ...........................        5,000,000          5,540,410
Housing Urban Development, 96-A, 7.66%, 8/01/15 ...........................        5,000,000          5,526,885
Small Business Administration, 6.00%, 9/01/18 .............................       10,000,000         10,090,778
Small Business Administration, 6.45%, 12/01/15 ............................        4,167,587          4,279,227
Small Business Administration, 6.70%, 12/01/16 ............................        4,580,379          4,756,808
Small Business Administration, 6.85%, 7/01/17 .............................        4,769,943          4,984,525
Small Business Administration, Cap 10.85%,
Margin Prime - 0.40%, Resets Quarterly, 8.10%, 6/25/19 ....................        5,907,985          6,201,538
Small Business Administration, Cap 10.875%,
Margin Prime - 0.125%, Resets Quarterly, 8.375%, 3/25/18 ..................        5,562,143          5,901,087
Student Loan Marketing Association, 0.00%, 5/15/14 ........................       15,000,000          5,061,000
Tennessee Valley Authority, 0.00%, 4/15/03 ................................       10,000,000          8,070,060
Tennessee Valley Authority, 0.00%, 4/15/42 ................................        6,000,000          2,814,720
Tennessee Valley Authority, 0.00%, 7/15/43 ................................        7,000,000          5,359,970
Tennessee Valley Authority, 5.88%, 4/01/36 ................................       10,000,000         10,496,990
Tennessee Valley Authority, 6.125%, 7/15/03 ...............................        5,000,000          5,086,754
Tennessee Valley Authority, 6.235%, 7/15/45 ...............................       19,249,000         20,197,647
Tennessee Valley Authority, 7.25%, 7/15/43 ................................       10,000,000         10,787,340
                                                                                                   ------------
TOTAL OTHER AGENCY SECURITIES (COST $146,222,419) .........................                         157,670,827
                                                                                                   ------------
U.S. GOVERNMENT SECURITIES .9%
U.S. Treasury, Strip, 0.00%, 2/15/19 (COST $5,196,200) ....................       20,000,000          6,546,580
                                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $674,193,318) ...........................                         703,382,469
                                                                                                   ------------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                      PRINCIPAL
     U.S. GOVERNMENT SECURITIES FUND                                                                    AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT 2.2%

    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $15,368,660) (COST $15,360,671) ..    $15,360,671  $ 15,360,671
     Barclays Capital Inc. (Maturity Value $780,456)
     Bear, Stearns & Co. Inc. (Maturity Value $202,341)
     Chase Securities Inc. (Maturity Value $1,589,819)
     CIBC Oppenheimer Corp. (Maturity Value $1,589,819)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,589,819)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,589,819)
     Goldman, Sachs & Co. (Maturity Value $433,587)
     Greenwich Capital Markets Inc. (Maturity Value $1,589,819)
     Lehman Brothers Inc. (Maturity Value $289,058)
     NationsBanc Montgomery Securities LLC (Maturity Value $1,589,819)
     Paine Webber Inc. (Maturity Value $867,173)
     Paribas Corp. (Maturity Value $1,589,819)
     Warburg Dillon Read LLC (Maturity Value $1,667,312)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   -------------
    TOTAL INVESTMENTS (COST $689,553,989) 101.1% .................................................                   718,743,140
    OTHER ASSETS, LESS LIABILITIES (1.1%) ........................................................                    (7,911,217)
                                                                                                                   -------------
    NET ASSETS 100.0% ............................................................................                 $ 710,831,923
                                                                                                                   =============


(f) See Note 1(c) regarding joint repurchase agreements.
(h) Sufficient collateral has been segregated for securities traded on a when-issue or delayed delivery basis.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

    VALUE SECURITIES FUND                             SHARES         VALUE
-----------------------------------------------------------------------------
    COMMON STOCKS 88.4%

    COMMERCIAL SERVICES 3.4%
(a) Corrections Corp. of America ..............        4,000       $   70,500
(a) Kevco Inc. ................................          300            2,175
    Reynolds and Reynolds Co., A ..............        7,000          160,563
(a) Rush Enterprises Inc. .....................        1,200           13,200
    Unisource Worldwide Inc. ..................        9,000           65,250
                                                                   ----------
                                                                      311,688
                                                                   ----------
    CONSUMER DURABLES 6.1%
(a) Acorn Products Inc. .......................        4,000           28,000
(a) Cannondale Corp. ..........................        8,700           78,300
    Coachmen Industries Inc. ..................        3,000           78,750
    D.R. Horton Inc. ..........................        2,500           57,500
(a) EKCO Group Inc. ...........................        2,100            7,875
    Engle Homes Inc. ..........................        3,000           45,938
    Flexsteel Industries Inc. .................        6,000           77,250
    M/I Schottenstein Homes Inc. ..............        3,000           66,000
(a) RockShox Inc. .............................          600            1,538
(a) TBC Corp. .................................       15,000          106,875
                                                                   ----------
                                                                      548,026
                                                                   ----------
    CONSUMER NON-DURABLES 13.7%
    DIMON Inc. ................................       14,500          107,844
    Schweitzer-Mauduit International Inc. .....        3,000           46,313
(a) Sola International Inc. ...................        7,500          129,375
    Standard Commercial Corp. .................       16,400          140,425
(a) The Timberland Co., A .....................        4,000          182,250
(a) Tropical Sportswear International Corp. ...       12,800          459,200
    Wolverine World Wide Inc. .................       12,500          165,625
                                                                   ----------
                                                                    1,231,032
                                                                   ----------
    ELECTRONIC TECHNOLOGY 8.0%
(a) Alliant Techsystems Inc. ..................        1,000           82,438
    Astro-Med Inc. ............................          100              544
    Elbit Systems (Israel) Ltd. ...............        7,500           90,000
(a) ESCO Electronics Corp. ....................          600            5,438
(a) FLIR Systems Inc. .........................        4,000           93,000
(a) Komag Inc. ................................        2,500           25,938
(a) Ladish Co. Inc. ...........................       13,000          108,875
(a) NCR Corp. .................................        2,500          104,375
(a) Read-Rite Corp. ...........................        2,100           31,041
(a) SPACEHAB Inc. .............................       10,000          105,000
    United Industrial Corp. ...................        8,000           78,500
                                                                   ----------
                                                                      725,149
                                                                   ----------
    ENERGY MINERALS 1.1%
(a) Nuevo Energy Co. ..........................        8,800          101,200
                                                                   ----------
    FINANCE 1.9%
    Household International Inc. ..............        2,500           99,063
(a) PBOC Holdings Inc. ........................        7,100           72,775
                                                                   ----------
                                                                      171,838
                                                                   ----------
    HEALTH TECHNOLOGY 1.9%
(a) DepoTech Corp. ............................        4,900           11,331
(a) OrthoLogic Corp. ..........................       10,000           33,438
    The West Co. Inc. .........................        3,500          124,906
                                                                   ----------
                                                                      169,675
                                                                   ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


    VALUE SECURITIES FUND                            SHARES          VALUE
----------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    INDUSTRIAL SERVICES 6.4%
(a) Atwood Oceanics Inc. .....................        5,000       $   85,000
    ENSCO International Inc. .................       10,000          106,875
(a) Perini Corp. .............................       11,000           56,375
(a) R&B Falcon Corp. .........................       11,900           90,738
(a) Rowan Cos. Inc. ..........................       15,000          150,000
    Santa Fe International Corp. .............        6,000           87,750
                                                                  ----------
                                                                     576,738
                                                                  ----------
    INSURANCE 11.1%
(a) Acceptance Insurance Cos. Inc. ...........        4,500           91,125
(a) American Safety Insurance Group Ltd. .....       12,500          120,313
    The Centris Group Inc. ...................       10,000           97,500
    Executive Risk Inc. ......................        1,900          104,381
    Penn-America Group Inc. ..................       10,000           90,625
    The PMI Group Inc. .......................        2,500          123,438
    Presidential Life Corp. ..................        5,000           99,375
(a) Professional Group Inc. ..................        2,200           68,200
(a) The Seibels Bruce Group Inc. .............        9,000           30,375
(a) Symons International Group Inc. ..........       10,000           72,500
    Terra Nova (Bermuda) Holdings Ltd., A ....        4,000          101,000
                                                                  ----------
                                                                     998,832
                                                                  ----------
    NON-ENERGY MINERALS 3.1%
    Carpenter Technology Corp. ...............        3,500          118,781
(a) Lone Star Technologies Inc. ..............        7,000           70,875
    LTV Corp. ................................       15,000           87,188
                                                                  ----------
                                                                     276,844
                                                                  ----------
    PROCESS INDUSTRIES 2.6%
    RPM Inc. .................................        9,000          144,000
    Tuscarora Inc. ...........................        6,600           88,275
                                                                  ----------
                                                                     232,275
                                                                  ----------
    PRODUCER MANUFACTURING 18.3%
(a) Atchison Casting Corp. ...................        9,000           83,250
    Baldor Electric Co. ......................        7,000          141,750
    Commercial Intertech Corp. ...............          400            5,175
    Commonwealth Industries Inc. .............        6,500           60,938
    Dana Corp. ...............................        3,000          122,625
    EASCO Inc. ...............................       10,000           77,500
    Flowserve Corp. ..........................        1,600           26,500
(a) Global Industrial Technologies Inc. ......        7,000           74,813
(a) Holophane Corp. ..........................        6,000          154,125
    JLG Industries Inc. ......................       17,000          265,625
(a) Keystone Consolidated Industries Inc. ....        4,400           35,750
    Myers Industries Inc. ....................        4,000          114,750
    Patrick Industries Inc. ..................        5,000           76,875
    Superior Industries International Inc. ...        7,400          205,813
    Timken Co. ...............................        8,000          151,000
    Watts Industries Inc., A .................        3,000           49,875
                                                                  ----------
                                                                   1,646,364
                                                                  ----------
    RETAIL TRADE 2.4%
(a) Duckwall-Alco Stores Inc. ................        6,000           79,500
    Haverty Furniture Co. Inc. ...............          100            2,100
    Schultz Sav-O Stores Inc. ................        3,000           49,500
(a) Syms Corp. ...............................       10,000           90,000
                                                                  ----------
                                                                     221,100
                                                                  ----------

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)



    VALUE SECURITIES FUND                                                                              SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)


    TECHNOLOGY SERVICES 1.8%
(a) Brightpoint Inc. ............................................................................       5,500        $    75,625
(a) Manchester Equipment Co. Inc. ...............................................................         800              2,750
(a) Ultrak Inc. .................................................................................      11,000             81,125
                                                                                                                     -----------
                                                                                                                         159,500
                                                                                                                     -----------
    TRANSPORTATION 6.6%
(a) Alaska Air Group Inc. .......................................................................         200              8,850
(a) Conrad Industries Inc. ......................................................................       2,000              7,813
    Delta Air Lines Inc. ........................................................................       2,500            130,000
(a) Eagle USA Airfreight Inc. ...................................................................       2,800             68,600
(a) Fritz Cos. Inc. .............................................................................       5,000             54,063
    Kenan Transport Co. .........................................................................       4,000            134,000
(a) Motor Cargo Industries Inc. .................................................................         800              6,400
    Tidewater Inc. ..............................................................................       8,000            185,492
                                                                                                                     -----------
                                                                                                                         595,218
                                                                                                                     -----------
    TOTAL COMMON STOCKS (COST $8,367,867) .......................................................                      7,965,479
                                                                                                                     -----------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                   ---------
(f) REPURCHASE AGREEMENT 13.9%
    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $1,252,577) (COST $1,251,926) ..   $1,251,926          1,251,926
     Barclays Capital Inc. (Maturity Value $63,609)
     Bear, Stearns & Co. Inc. (Maturity Value $16,491)
     Chase Securities Inc. (Maturity Value $129,573)
     CIBC Oppenheimer Corp. (Maturity Value $129,573)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $129,573)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $129,573)
     Goldman, Sachs & Co. (Maturity Value $35,339)
     Greenwich Capital Markets Inc. (Maturity Value $129,573)
     Lehman Brothers Inc. (Maturity Value $23,560)
     NationsBanc Montgomery Securities LLC (Maturity Value $129,573)
     Paine Webber Inc. (Maturity Value $70,677)
     Paribas Corp. (Maturity Value $129,573)
     Warburg Dillon Read LLC (Maturity Value $135,890)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     -----------
    TOTAL INVESTMENTS (COST $9,619,793) 102.3% .............................................................           9,217,405
    OTHER ASSETS, LESS LIABILITIES (2.3%) ..................................................................            (203,934)
                                                                                                                     -----------
    NET ASSETS 100.0% ......................................................................................         $ 9,013,471
                                                                                                                     ===========


(a) Non-income producing.
(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

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STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                                                  PRINCIPAL
    ZERO COUPON FUND - 2000                                                                         AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT &AGENCY SECURITIES 97.1%
    Chattanooga Valley Corp., 1/01/01 .....................................................     $     65,000        $     58,528
    FHLB, Strip, A-1, 2/25/01 .............................................................        7,567,000           6,807,326
    FHLB, Strip, A-1, 8/25/01 .............................................................        2,884,000           2,529,455
    FHLB, Strip, A-1, 2/25/02 .............................................................          465,000             397,999
    FHLMC, Strip, 5/15/00 .................................................................       16,175,000          15,165,179
    FICO, Strip, 1, 11/11/00 ..............................................................        1,139,000           1,040,847
    FICO, Strip, 7, 2/03/01 ...............................................................        1,000,000             902,783
    FICO, Strip, 12, 12/06/00 .............................................................       17,390,000          15,834,117
    FICO, Strip, 15, 9/07/00 ..............................................................          148,000             136,438
    FICO, Strip, 17, 10/05/00 .............................................................        5,875,000           5,395,224
    FICO, Strip, 10/06/00 .................................................................        6,200,000           5,692,945
    FICO, Strip, D, 9/26/00 ...............................................................        4,965,000           4,565,387
    FNMA, Strip, 11/22/99 .................................................................        3,800,000           3,642,840
    FNMA, Strip, 1, 2/12/00 ...............................................................          500,000             474,031
    FNMA, Strip, 1, 2/01/01 ...............................................................        1,875,000           1,693,879
    FNMA, Strip, 8/12/01 ..................................................................        3,000,000           2,639,379
    REFCO, Strip, 1/15/01 .................................................................        5,195,000           4,723,398
    Tennessee Valley Authority, Strip, 7/15/00 ............................................        3,320,000           3,081,219
    Tennessee Valley Authority, Strip, 10/15/00 ...........................................        2,500,000           2,291,970
    Tennessee Valley Authority, Strip, 4/15/01 ............................................       10,500,000           9,385,194
    Tennessee Valley Authority, Strip, 4/15/02 ............................................        1,000,000             850,211
    U.S. Treasury, Strip, QO, 11/15/00 ....................................................        1,110,375           1,015,778
    U.S. Treasury, Strip, QO, 2/15/01 .....................................................        2,778,750           2,509,977
                                                                                                                    ------------
    TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $85,976,752) ..........................                           90,834,104
                                                                                                                    ------------
    OTHER SECURITIES - "AAA" RATED 2.2%
    Interamerican Development Bank, Strip, 12/16/00 .......................................          220,000             200,166
    International Bank for Reconstruction and Development, 2/15/00 ........................          405,000             382,309
    International Bank for Reconstruction and Development, 8/15/00 ........................          945,000             868,856
    International Bank for Reconstruction and Development, 2/15/01 ........................          735,000             657,556
                                                                                                                    ------------
    TOTAL OTHER SECURITIES - "AAA" RATED (COST $1,985,654) ................................                            2,108,887
                                                                                                                    ------------
    TOTAL LONG TERM INVESTMENTS (COST $87,962,406) ........................................                           92,942,991
                                                                                                                    ============
(f) REPURCHASE AGREEMENT .7%
    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $645,610) (COST $645,274) .          645,274             645,274
     Barclays Capital Inc. (Maturity Value $32,786)
     Bear, Stearns & Co. Inc. (Maturity Value $8,500)
     Chase Securities Inc. (Maturity Value $66,785)
     CIBC Oppenheimer Corp. (Maturity Value $66,785)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $66,785)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $66,785)
     Goldman, Sachs & Co. (Maturity Value $18,214)
     Greenwich Capital Markets Inc. (Maturity Value $66,785)
     Lehman Brothers Inc. (Maturity Value $12,144)
     NationsBanc Montgomery Securities LLC (Maturity Value $66,785)
     Paine Webber Inc. (Maturity Value $36,429)
     Paribas Corp. (Maturity Value $66,785)
     Warburg Dillon Read LLC (Maturity Value $70,042)
       Collateralized by U. S. Treasury Bills & Notes
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $88,607,680) 100.0% ...........................................                           93,588,265
    OTHER ASSETS, LESS LIABILITIES ........................................................                              (45,439)
                                                                                                                    ------------
    NET ASSETS 100.0% .....................................................................                         $ 93,542,826
                                                                                                                    ============


(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                                           PRINCIPAL
ZERO COUPON FUND - 2005                                                    AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES 95.8%

FHLB, Strip, A-1, 8/25/02 ..........................................    $ 1,000,000       $   834,026
FHLB, Strip, A-1, 2/25/04 ..........................................      9,110,000         7,037,994
FHLB, Strip, A-1P, 2/25/04 .........................................        800,000           618,046
FICO, Strip, 3/26/05 ...............................................      5,000,000         3,642,105
FICO, Strip, 10/06/05 ..............................................     11,400,000         8,092,598
FICO, Strip, 1, 5/11/05 ............................................      3,500,000         2,532,030
FICO, Strip, 1, 11/11/05 ...........................................        829,000           586,295
FICO, Strip, 12, 12/06/05 ..........................................     11,055,000         7,785,749
FICO, Strip, 13, 12/27/05 ..........................................      2,755,000         1,933,037
FICO, Strip, 15, 9/07/05 ...........................................      2,620,000         1,865,760
FICO, Strip, 19, 12/06/05 ..........................................     10,000,000         7,042,740
FICO, Strip, D, 9/26/05 ............................................      6,799,000         4,831,879
FICO, Strip, E, 11/02/05 ...........................................      3,509,000         2,484,025
FNMA, Strip, 8/01/04 ...............................................        450,000           342,069
FNMA, Strip, 2/12/06 ...............................................        250,000           174,448
FNMA, Strip, 2/12/08 ...............................................        120,000            74,752
FNMA, Strip, 1, 2/01/05 ............................................      6,000,000         4,417,896
FNMA, Strip, 1, 2/12/05 ............................................      1,000,000           734,877
FNMA, Strip, 1, 8/12/05 ............................................        875,000           626,316
FNMA, Strip, 1, 2/01/06 ............................................      4,307,000         3,011,205
FNMA, Strip, 1, 8/01/06 ............................................        530,000           361,541
FNMA, Strip, 1, 2/01/08 ............................................      1,730,000         1,080,717
REFCO, Strip, 1/15/06 ..............................................      6,500,000         4,620,896
REFCO, Strip, 4/15/06 ..............................................      3,000,000         2,104,731
Tennessee Valley Authority, Strip, 10/15/04 ........................      6,200,000         4,641,822
Tennessee Valley Authority, Strip, 4/15/05 .........................      2,260,000         1,640,746
Tennessee Valley Authority, Strip, 10/15/05 ........................      1,000,000           709,108
U.S. Treasury, Strip, 2/15/06 ......................................      9,950,000         7,100,270
                                                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $67,881,940) .......                       80,927,678
                                                                                          -----------
OTHER SECURITIES - "AAA" RATED 3.9%
Exxon Capital Corp., 11/15/04 ......................................      1,500,000         1,111,674
International Bank for Reconstruction and Development, 2/15/07 .....        459,000           290,422
International Bank for Reconstruction and Development, 8/15/07 .....      2,500,000         1,539,763
International Bank for Reconstruction and Development, 2, 2/15/07 ..        541,000           342,305
                                                                                          -----------
TOTAL OTHER SECURITIES - "AAA" RATED (COST $2,939,551) .............                        3,284,164
                                                                                          -----------
TOTAL LONG TERM INVESTMENTS (COST $70,821,491) .....................                       84,211,842
                                                                                          -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                 PRINCIPAL
    ZERO COUPON FUND - 2005                                                                        AMOUNT              VALUE
--------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT .4%


    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $382,848) (COST $382,649) ..    $    382,649        $    382,649
     Barclays Capital Inc. (Maturity Value $19,442)
     Bear, Stearns & Co. Inc. (Maturity Value $5,040)
     Chase Securities Inc. (Maturity Value $39,604)
     CIBC Oppenheimer Corp. (Maturity Value $39,604)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $39,604)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $39,604)
     Goldman, Sachs & Co. (Maturity Value $10,801)
     Greenwich Capital Markets Inc. (Maturity Value $39,604)
     Lehman Brothers Inc. (Maturity Value $7,201)
     NationsBanc Montgomery Securities LLC (Maturity Value $39,604)
     Paine Webber Inc. (Maturity Value $21,602)
     Paribas Corp. (Maturity Value $39,604)
     Warburg Dillon Read LLC (Maturity Value $41,534)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $71,204,140) 100.1% ............................................                          84,594,491
    OTHER ASSETS, LESS LIABILITIES (.1%) ...................................................                            (107,106)
                                                                                                                    ------------
    NET ASSETS 100.0% ......................................................................                        $ 84,487,385
                                                                                                                    ============



(f) See Note 1(c) regarding joint repurchase agreements.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998


                                                                         PRINCIPAL
ZERO COUPON FUND - 2010                                                    AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES 94.6%

FICO, Strip, 3/26/10 .................................................  $   860,000       $   463,538
FICO, Strip, 1, 11/11/10 .............................................   16,246,000         8,404,787
FICO, Strip, 3, 5/30/10 ..............................................    2,000,000         1,065,000
FICO, Strip, 4, 10/06/10 .............................................    1,528,000           795,544
FICO, Strip, 8, 8/03/10 ..............................................    3,021,000         1,590,381
FICO, Strip, 11, 2/08/11 .............................................    2,837,000         1,443,060
FICO, Strip, 12, 6/06/09 .............................................    4,550,000         2,589,937
FICO, Strip, 12, 12/06/10 ............................................    7,500,000         3,861,720
FICO, Strip, 19, 6/06/10 .............................................    9,800,000         5,212,718
FICO, Strip, 19, 12/06/10 ............................................    2,080,000         1,070,984
FICO, Strip, A, 8/08/10 ..............................................    7,000,000         3,681,874
FICO, Strip, D, 9/26/10 ..............................................      860,000           448,588
FICO, Strip, GEN, 10/06/10 ...........................................    4,040,000         2,103,402
FICO, Strip, GEN, 4/06/11 ............................................    5,000,000         2,516,895
FNMA, Strip, 8/12/09 .................................................    1,975,000         1,117,858
FNMA, Strip, 8/12/10 .................................................    1,230,000           651,638
FNMA, Strip, 1, 2/01/10 ..............................................    5,000,000         2,742,750
FNMA, Strip, 1, 8/01/10 ..............................................    8,250,000         4,379,075
FNMA, Strip, 1, 2/01/11 ..............................................    4,450,000         2,285,262
FNMA, Strip, 1, 2/01/12 ..............................................    3,281,000         1,576,127
REFCO, Strip, 10/15/10 ...............................................   20,000,000        10,688,840
REFCO, Strip, 1/15/11 ................................................    8,000,000         4,204,280
SLMA, 5/15/14 ........................................................    8,650,000         2,918,510
Tennessee Valley Authority, Strip, 1/01/10 ...........................      412,000           215,001
Tennessee Valley Authority, Strip, 4/15/10 ...........................   12,000,000         6,449,028
Tennessee Valley Authority, Strip, 10/15/10 ..........................    1,320,000           686,314
Tennessee Valley Authority, Strip, 4/15/11 ...........................    9,525,000         4,785,255
Tennessee Valley Authority, Strip, 10/15/11 ..........................    7,295,000         3,543,780
U.S. Treasury, Strip, 11/15/10 .......................................   12,800,000         6,930,112
                                                                                          -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $69,037,726) .........                     88,422,258
                                                                                          -----------
OTHER SECURITIES -  "AAA" RATED 5.5%
International Bank for Reconstruction and Development, 2/15/11 .......    1,392,000           668,276
International Bank for Reconstruction and Development, 2/15/12 .......    2,800,000         1,250,612
International Bank for Reconstruction and Development, 2/15/13 .......    3,287,000         1,365,837
International Bank for Reconstruction and Development, 8/15/13 .......    4,100,000         1,646,797
International Bank for Reconstruction and Development, 2, 2/15/11 ....      500,000           240,041
                                                                                          -----------
TOTAL OTHER SECURITIES - "AAA" RATED (COST $4,272,695) ...............                      5,171,563
                                                                                          -----------
TOTAL LONG TERM INVESTMENTS (COST $73,310,421) .......................                     93,593,821
                                                                                          -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)


                                                                                                PRINCIPAL
    ZERO COUPON FUND - 2010                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT

    Joint Repurchase Agreement, 4.681%, 1/04/99 (Maturity Value $53,432) (COST $53,404) ..    $     53,404        $     53,404
     Barclays Capital Inc. (Maturity Value $2,713)
     Bear, Stearns & Co. Inc. (Maturity Value $703)
     Chase Securities Inc. (Maturity Value $5,527)
     CIBC Oppenheimer Corp. (Maturity Value $5,527)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,527)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $5,527)
     Goldman, Sachs & Co. (Maturity Value $1,507)
     Greenwich Capital Markets Inc. (Maturity Value $5,527)
     Lehman Brothers Inc. (Maturity Value $1,006)
     NationsBanc Montgomery Securities LLC (Maturity Value $5,527)
     Paine Webber Inc. (Maturity Value $3,016)
     Paribas Corp. (Maturity Value $5,527)
     Warburg Dillon Read LLC (Maturity Value $5,798)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $73,363,825) 100.1% ..........................................                          93,647,225
    OTHER ASSETS, LESS LIABILITIES (.1%) .................................................                            (132,090)
                                                                                                                  ------------
    NET ASSETS 100.0% ....................................................................                        $ 93,515,135
                                                                                                                  ============


(f) See Note 1(c) regarding joint repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998




CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
ARS  - Argentinian Peso
BEF  - Belgian Franc
CAD  - Canadian Dollar
DEM  - German Mark
DKK  - Danish Krone
FRF  - French Franc
GBP  - British Pound
ITL  - Italian Lira
JPY  - Japanese Yen
NLG  - Dutch Guilder
NZD  - New Zealand Dollar
SEK  - Swedish Krona
ZAR  - South African Rand



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                  GLOBAL
                                                  CAPITAL       HEALTH CARE    GLOBAL UTILITIES    GROWTH AND         HIGH
                                                GROWTH FUND   SECURITIES FUND  SECURITIES FUND     INCOME FUND     INCOME FUND
                                                -----------   ---------------  ----------------    -----------     -----------
Assets:
 Investments in securities:
  Cost ......................................  $ 142,185,516    $ 6,550,381       $748,493,181   $1,015,815,938   $ 457,417,080
                                               --------------------------------------------------------------------------------
  Value .....................................    187,095,726      7,426,374        946,201,152    1,260,729,291     425,050,056
 Repurchase agreements, at value and cost ...     33,464,304      1,769,229         29,050,000       58,455,701      13,387,706
 Cash .......................................             --         24,221              1,128               --              --
 Receivables:
  Investment securities sold ................             --             --         17,328,213        1,034,588              --
  Capital shares sold .......................        539,496             --             23,688           60,036           2,058
  Dividends and interest ....................        128,922            235          1,403,733        3,784,327       8,844,805
                                               --------------------------------------------------------------------------------
      Total assets ..........................    221,228,448      9,220,059        994,007,914    1,324,063,943     447,284,625
                                               --------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........             --        222,739          5,063,024        3,781,601              --
  Capital shares redeemed ...................        135,121             --          1,733,597          960,778         456,857
  Affiliates ................................        134,817          5,107            393,731          524,357         194,902
 Other liabilities ..........................          6,872          1,888             62,366           53,934          24,361
                                               --------------------------------------------------------------------------------
      Total liabilities .....................        276,810        229,734          7,252,718        5,320,670         676,120
                                               --------------------------------------------------------------------------------
       Net assets, at value .................  $ 220,951,638    $ 8,990,325       $986,755,196   $1,318,743,273   $ 446,608,505
                                               --------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........  $   1,509,991    $    25,087       $ 32,999,590   $   43,273,575   $  48,138,649
 Net unrealized appreciation (depreciation) .     44,910,210        875,993        197,707,971      244,907,533     (32,367,488)
 Accumulated net realized gain (loss) .......     (3,520,262)      (261,450)        79,916,030      119,084,055      12,077,601
 Capital shares .............................    178,051,699      8,350,695        676,131,605      911,478,110     418,759,743
                                               --------------------------------------------------------------------------------
       Net assets, at value .................  $ 220,951,638    $ 8,990,325       $986,755,196   $1,318,743,273   $ 446,608,505
                                               --------------------------------------------------------------------------------
Shares outstanding ..........................     13,740,476        839,490         48,260,709       64,782,428      33,620,945
                                               --------------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) ...............................  $       16.08    $     10.71       $      20.45   $        20.36   $       13.28
                                               --------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998

                                                                                         MUTUAL           MUTUAL          NATURAL
                                                           INCOME         MONEY        DISCOVERY          SHARES        RESOURCES
                                                         SECURITIES       MARKET       SECURITIES       SECURITIES      SECURITIES
                                                            FUND           FUND           FUND             FUND             FUND
                                                       ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................  $1,081,875,650  $393,230,633  $ 213,660,535    $ 461,651,206    $ 52,749,663
                                                       ----------------------------------------------------------------------------
  Value .............................................   1,154,588,474   393,230,633    215,213,658      480,791,143      42,557,132
 Repurchase agreements, at value and cost ...........       9,198,596    19,910,000      2,300,000               --       3,489,276
 Cash ...............................................       3,298,193           323     11,594,947        5,893,637          14,658
 Receivables:
  Investment securities sold ........................       4,325,719            --      3,129,620        5,369,292              --
  Capital shares sold ...............................              --       715,833          9,758          256,702              --
  Dividends and interest ............................      15,023,429     1,825,107        547,562        1,277,197          55,020
 Unrealized gain on forward exchange contracts
 (Note 6) ...........................................              --            --        846,014          758,135              --
 Deposits with brokers for securities sold short ....              --            --      3,687,114       10,517,653              --
                                                       ----------------------------------------------------------------------------
      Total assets ..................................   1,186,434,411   415,681,896    237,328,673      504,863,759      46,116,086
                                                       ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................          35,056            --        687,510        2,925,780         159,484
  Capital shares redeemed ...........................              --     1,146,955        612,719          292,482              --
  Affiliates ........................................         478,706       179,699        178,262          298,913          23,882
 Securities sold short, at value (proceeds $7,799,126
 and $15,319,353) ...................................              --            --      9,311,593       17,992,108              --
 Options written, at value (premiums received
 $1,346 and $1,795) .................................              --            --            113              150              --
 Unrealized loss on forward exchange contracts
 (Note 6) ...........................................              --            --      1,849,063          804,597              --
 Other liabilities ..................................          80,762        14,484         33,236          106,042           5,674
                                                       ----------------------------------------------------------------------------
      Total liabilities .............................         594,524     1,341,138     12,672,496       22,420,072         189,040
                                                       ----------------------------------------------------------------------------
       Net assets, at value .........................  $1,185,839,887  $414,340,758  $ 224,656,177    $ 482,443,687    $ 45,927,046
                                                       ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ................  $   82,921,968  $         --  $   4,105,301    $  11,568,707    $    727,057
 Net unrealized appreciation (depreciation) .........      72,712,190            --       (961,160)      16,640,674     (10,192,531)
 Accumulated net realized gain (loss) ...............      28,754,109            --    (11,697,678)      (9,697,437)    (23,406,478)
 Capital shares .....................................   1,001,451,620   414,340,758    233,209,714      463,931,743      78,798,998
                                                       ----------------------------------------------------------------------------
       Net assets, at value .........................  $1,185,839,887  $414,340,758  $ 224,656,177    $ 482,443,687    $ 45,927,046
                                                       ----------------------------------------------------------------------------
Shares outstanding ..................................      70,073,792   414,340,758     19,904,649       40,335,247       5,476,199
                                                       ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) .......................................  $        16.92  $       1.00  $       11.29    $       11.96    $       8.39
                                                       ----------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998

                                                          REAL                                        TEMPLETON       TEMPLETON
                                                         ESTATE          RISING                      DEVELOPING      GLOBAL ASSET
                                                       SECURITIES      DIVIDENDS       SMALL CAP       MARKETS        ALLOCATION
                                                          FUND            FUND            FUND       EQUITY FUND          FUND
                                                     -----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ............................................  $ 257,934,343*  $ 562,238,731+  $ 278,870,540   $ 228,078,693   $  77,076,589
                                                     -----------------------------------------------------------------------------
  Value ...........................................    274,003,947*    734,636,200+    295,130,887     161,884,954      75,890,946
 Repurchase agreements, at value and cost .........      5,101,060      18,542,602      28,535,341              --       5,211,000
 Cash .............................................        166,718              --              --              --           9,233
 Receivables:
  Investment securities sold ......................        228,992         261,806         142,902          73,880              --
  Capital shares sold .............................         22,557         273,634          34,933              --              --
  Dividends and interest ..........................      3,147,834       1,178,912         429,691       1,135,358         697,076
 Unrealized gain on forward exchange contracts
 (Note 6) .........................................             --              --              --              --           1,481
                                                     -----------------------------------------------------------------------------
      Total assets ................................    282,671,108     754,893,154     324,273,754     163,094,192      81,809,736
                                                     -----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .................             --       1,917,039              --              --              --
  Capital shares redeemed .........................        237,504         643,226         292,126         197,597          19,390
  Affiliates ......................................        129,748         439,909         186,568         172,434          55,242
 Funds advanced by custodian ......................             --              --              --         213,410              --
 Payable upon return of securities loaned (Note 10)             --              --       8,322,542              --              --
 Unrealized loss on forward exchange contracts
 (Note 6) .........................................             --              --              --              --           2,317
 Other liabilities ................................         13,449          23,984          12,660          77,464          63,169
                                                     -----------------------------------------------------------------------------
      Total liabilities ...........................        380,701       3,024,158       8,813,896         660,905         140,118
                                                     -----------------------------------------------------------------------------
       Net assets, at value .......................  $ 282,290,407   $ 751,868,996   $ 315,459,858   $ 162,433,287   $  81,669,618
                                                     -----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..............  $  18,909,704   $   9,359,456   $   1,532,535   $   3,107,117   $   2,772,913
 Net unrealized appreciation (depreciation) .......     16,069,604     172,397,469      16,260,347     (66,193,739)     (1,180,331)
 Accumulated net realized gain (loss) .............     24,496,142      93,364,473        (334,864)    (36,634,757)      3,482,850
 Capital shares ...................................    222,814,957     476,747,598     298,001,840     262,154,666      76,594,186
                                                     -----------------------------------------------------------------------------
       Net assets, at value .......................  $ 282,290,407   $ 751,868,996   $ 315,459,858   $ 162,433,287   $  81,669,618
                                                     -----------------------------------------------------------------------------
Shares outstanding ................................     14,164,554      41,526,463      22,999,329      23,505,375       6,446,500
                                                     -----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) .....................................  $       19.93   $       18.11   $       13.72   $        6.91   $       12.67
                                                     -----------------------------------------------------------------------------


* Includes non-controlled affiliated issuer in the amount of $6,286,337 and $3,412,500 for cost and value, respectively.

+ Includes non-controlled affiliated issuer in the amount of $22,139,964 and $27,989,706 for cost and value, respectively.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998


                                                                                                TEMPLETON
                                                  TEMPLETON       TEMPLETON      TEMPLETON     INTERNATIONAL     TEMPLETON
                                                    GLOBAL      GLOBAL INCOME   INTERNATIONAL     SMALLER         PACIFIC
                                                 GROWTH FUND   SECURITIES FUND   EQUITY FUND   COMPANIES FUND   GROWTH FUND
                                                ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................  $ 655,019,443   $ 141,515,105   $ 687,390,373  $  27,037,946   $ 173,769,693
                                                ----------------------------------------------------------------------------
  Value ......................................    700,579,123     144,317,858     849,885,524     23,513,325     100,069,876
 Repurchase agreements, at value and cost ....     42,669,000       3,960,000     109,252,000      1,468,000              --
 Cash ........................................          9,339           1,874              --          7,190              --
 Receivables:
  Investment securities sold .................      3,758,570              --         480,000             --         607,835
  Capital shares sold ........................             --             913              --             --              --
  Dividends and interest .....................      1,686,886       2,906,410       2,753,257         71,891         675,679
 Unrealized gain on forward exchange contracts
 (Note 6) ....................................             --          10,712              --             --              --
                                                ----------------------------------------------------------------------------
      Total assets ...........................    748,702,918     151,197,767     962,370,781     25,060,406     101,353,390
                                                ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............        417,525              --       3,696,126          6,555              --
  Capital shares redeemed ....................        585,215         122,674       1,753,180         26,991          85,873
  Affiliates .................................        519,850          72,212         658,812         21,402         102,410
 Funds advanced by custodian .................             --              --          55,867             --       2,323,184
 Unrealized loss on forward exchange contracts
 (Note 6) ....................................             --          18,845              --             --              --
 Other liabilities ...........................         99,974          43,299         306,694          6,014          72,538
                                                ----------------------------------------------------------------------------
      Total liabilities ......................      1,622,564         257,030       6,470,679         60,962       2,584,005
                                                ----------------------------------------------------------------------------
       Net assets, at value ..................  $ 747,080,354   $ 150,940,737   $ 955,900,102  $  24,999,444   $  98,769,385
                                                ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .........  $  14,679,029   $   4,943,426   $  30,263,329  $     620,960   $          --
 Net unrealized appreciation (depreciation) ..     45,559,680       2,852,819     162,495,151     (3,524,621)    (73,618,565)
 Accumulated net realized gain (loss) ........     75,861,313      (3,498,798)     24,069,715     (2,543,970)    (24,677,894)
 Capital shares ..............................    610,980,332     146,643,290     739,071,907     30,447,075     197,065,844
                                                ----------------------------------------------------------------------------
       Net assets, at value ..................  $ 747,080,354   $ 150,940,737   $ 955,900,102  $  24,999,444   $  98,769,385
                                                ----------------------------------------------------------------------------
Shares outstanding ...........................     50,584,398      11,725,182      61,584,184      2,718,508      13,152,815
                                                ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value divided by shares
 outstanding) ................................  $       14.77   $       12.87   $       15.52  $        9.20   $        7.51
                                                ----------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 1998


                                                   U.S.            VALUE
                                                GOVERNMENT       SECURITIES     ZERO COUPON    ZERO COUPON    ZERO COUPON
                                              SECURITIES FUND       FUND        FUND - 2000    FUND - 2005    FUND - 2010
                                              ----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................   $ 674,193,318   $   8,367,867   $  87,962,406  $  70,821,491  $  73,310,421
                                              ----------------------------------------------------------------------------
  Value ....................................     703,382,469       7,965,479      92,942,991     84,211,842     93,593,821
 Repurchase agreements, at value and cost ..      15,360,671       1,251,926         645,274        382,649         53,404
 Receivables:
  Investment securities sold ...............              --          22,247              --             --             --
  Capital shares sold ......................              --         133,540              --         14,850         43,524
  Dividends and interest ...................       5,488,362           5,341              --             --             --
                                              ----------------------------------------------------------------------------
      Total assets .........................     724,231,502       9,378,533      93,588,265     84,609,341     93,690,749
                                              ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........      12,745,746         358,183              --             --             --
  Capital shares redeemed ..................         328,206              --           2,404         92,839         56,949
  Affiliates ...............................         295,171           4,994          34,865         21,567        110,539
 Other liabilities .........................          30,456           1,885           8,170          7,550          8,126
                                              ----------------------------------------------------------------------------
      Total liabilities ....................      13,399,579         365,062          45,439        121,956        175,614
                                              ----------------------------------------------------------------------------
       Net assets, at value ................   $ 710,831,923   $   9,013,471   $  93,542,826  $  84,487,385  $  93,515,135
                                              ----------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .......   $  45,248,069   $      28,176   $   6,716,921  $   4,635,667  $   4,906,277
 Net unrealized appreciation (depreciation)       29,189,151        (402,388)      4,980,585     13,390,351     20,283,400
 Accumulated net realized gain (loss) ......     (12,922,414)        (90,040)      1,751,873        453,275      2,226,393
 Capital shares ............................     649,317,117       9,477,723      80,093,447     66,008,092     66,099,065
                                              ----------------------------------------------------------------------------
       Net assets, at value ................   $ 710,831,923   $   9,013,471   $  93,542,826  $  84,487,385  $  93,515,135
                                              ----------------------------------------------------------------------------
Shares outstanding .........................      51,193,736       1,156,792       6,315,319      4,761,895      4,908,874
                                              ----------------------------------------------------------------------------
Net asset value and offering price per share
 (net asset value / shares outstanding) ....   $       13.89   $        7.79   $       14.81  $       17.74  $       19.05
                                              ----------------------------------------------------------------------------



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                      GLOBAL
                                                                      HEALTH         GLOBAL
                                                                       CARE         UTILITIES
                                                     CAPITAL        SECURITIES      SECURITIES     GROWTH AND         HIGH
                                                   GROWTH FUND         FUND*           FUND        INCOME FUND     INCOME FUND
                                                  -----------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $   1,068,089   $       5,185   $  37,119,920   $  46,208,572   $     244,920
 Interest ......................................      1,612,127          45,137       1,161,718       4,365,468      50,773,641
                                                  -----------------------------------------------------------------------------
      Total investment income ..................      2,680,216          50,322      38,281,638      50,574,040      51,018,561
                                                  -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................      1,140,016          18,119       4,965,295       6,301,582       2,439,509
 Administrative fees (Note 3) ..................             --           4,471              --              --              --
 Custodian fees ................................          1,615              22          99,063          47,225           8,924
 Reports to shareholders .......................         15,378             498         108,980         139,864          50,903
 Professional fees .............................          6,705           1,712          36,523          53,497          17,850
 Trustees' fees and expenses ...................          1,008              21           7,236           9,160           3,354
 Other .........................................            961             392          24,903          12,909          34,077
                                                  -----------------------------------------------------------------------------
      Total expenses ...........................      1,165,683          25,235       5,242,000       6,564,237       2,554,617
                                                  -----------------------------------------------------------------------------
       Net investment income ...................      1,514,533          25,087      33,039,638      44,009,803      48,463,944
                                                  -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................     (3,325,719)       (261,450)     79,996,534     119,205,524      12,088,286
  Foreign currency transactions ................             --              --          11,911         (50,228)       (224,547)
                                                  -----------------------------------------------------------------------------
      Net realized gain (loss) .................     (3,325,719)       (261,450)     80,008,445     119,155,296      11,863,739
 Net unrealized appreciation (depreciation) on:
  Investments ..................................     31,691,954         875,993      (5,717,447)    (59,408,790)    (53,339,220)
  Translation of assets and liabilities
   denominated in foreign currencies ...........             --              --           2,364           3,934          13,234
                                                  -----------------------------------------------------------------------------
      Net unrealized appreciation (depreciation)     31,691,954         875,993      (5,715,083)    (59,404,856)    (53,325,986)
                                                  -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........     28,366,235         614,543      74,293,362      59,750,440     (41,462,247)
                                                  -----------------------------------------------------------------------------
Net increase in net assets resulting
 from operations ...............................  $  29,880,768   $     639,630   $ 107,333,000   $ 103,760,243   $   7,001,697
                                                  -----------------------------------------------------------------------------

* For the period May 1, 1998 (effective date) to December 31, 1998.

+ Net of foreign taxes of $13,205, $57, $425,340 and $351,522 for the Capital Growth Fund, the Global Health Care Securities Fund, the Global Utilities Securities Fund, and the Growth and Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                    MUTUAL        MUTUAL          NATURAL
                                                      INCOME                      DISCOVERY       SHARES         RESOURCES
                                                    SECURITIES       MONEY        SECURITIES    SECURITIES      SECURITIES
                                                       FUND       MARKET FUND        FUND          FUND            FUND
                                                  ------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $ 31,421,627   $         --   $  4,294,930   $  8,857,531   $    805,210
 Interest ......................................    65,763,832     21,340,606      2,702,240      7,107,398        346,769
                                                  ------------------------------------------------------------------------
      Total investment income ..................    97,185,459     21,340,606      6,997,170     15,964,929      1,151,979
                                                  ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     6,133,729      1,986,485      1,904,631      2,841,641        388,527
 Administrative fees (Note 3) ..................            --             --        351,377        669,378             --
 Custodian fees ................................        96,395          3,786         91,000         51,300          1,725
 Reports to shareholders .......................       136,588         40,329         22,600         36,000          4,916
 Professional fees .............................        53,391         13,749          3,100         12,900          2,736
 Trustees' fees and expenses ...................         8,537          2,687          1,200          2,400            436
 Other .........................................        35,233          4,865          3,058         13,311          2,477
                                                  ------------------------------------------------------------------------
      Total expenses ...........................     6,463,873      2,051,901      2,376,966      3,626,930        400,817
      Expenses waived/paid by affiliate (Note 3)            --       (315,182)            --             --             --
                                                  ------------------------------------------------------------------------
       Net expenses ............................     6,463,873      1,736,719      2,376,966      3,626,930        400,817
                                                  ------------------------------------------------------------------------
        Net investment income ..................    90,721,586     19,603,887      4,620,204     12,337,999        751,162
                                                  ------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................    28,796,475           (371)   (10,611,221)    (9,941,502)   (16,971,708)
  Foreign currency transactions ................    (7,046,358)            --       (715,707)       438,970        (17,206)
                                                  ------------------------------------------------------------------------
      Net realized gain (loss) .................    21,750,117           (371)   (11,326,928)    (9,502,532)   (16,988,914)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................   (93,215,595)            --    (10,438,388)    (8,452,402)    (1,662,180)
  Translation of assets and liabilities
   denominated in foreign currencies ...........        11,645             --     (2,128,595)      (514,841)             3
                                                  ------------------------------------------------------------------------
      Net unrealized depreciation ..............   (93,203,950)            --    (12,566,983)    (8,967,243)    (1,662,177)
                                                  ------------------------------------------------------------------------
Net realized and unrealized loss ...............   (71,453,833)          (371)   (23,893,911)   (18,469,775)   (18,651,091)
                                                  ------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 19,267,753   $ 19,603,516   $(19,273,707)  $ (6,131,776)  $(17,899,929)
                                                  ------------------------------------------------------------------------

+ Net of foreign taxes of $52,282, $513,671, $342,801, and $35,332 for the
Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, and the Natural Resources Securities Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                           TEMPLETON        TEMPLETON
                                           REAL ESTATE                                     DEVELOPING      GLOBAL ASSET
                                           SECURITIES        RISING         SMALL CAP        MARKETS       ALLOCATION
                                              FUND       DIVIDENDS FUND       FUND         EQUITY FUND         FUND
                                         ------------------------------------------------------------------------------
Investment income:+
 Dividends ............................  $  21,149,114   $  14,098,193*   $   2,319,218   $   6,153,898   $   2,000,965
 Interest .............................        911,621         907,840        1,708,834       1,121,539       2,647,941
                                         ------------------------------------------------------------------------------
      Total investment income .........     22,060,735      15,006,033        4,028,052       7,275,437       4,648,906
                                         ------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............      1,911,113       5,508,829        2,365,309       2,633,409         585,747
 Administrative fees (Note 3) .........             --              --               --              --         135,172
 Custodian fees .......................          3,730           7,834            4,422         268,600          22,000
 Reports to shareholders ..............         40,125          82,436           34,998          30,500          10,200
 Professional fees ....................         14,409          28,662           13,196          30,100           4,200
 Trustees' fees and expenses ..........          2,538           5,309            2,123           1,100             700
 Other ................................          4,389           8,313            4,592           5,617             654
                                         ------------------------------------------------------------------------------
      Total expenses ..................      1,976,304       5,641,383        2,424,640       2,969,326         758,673
                                         ------------------------------------------------------------------------------
       Net investment income ..........     20,084,431       9,364,650        1,603,412       4,306,111       3,890,233
                                         ------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................     24,686,332      93,670,542         (193,079)    (27,190,328)      3,090,420
  Foreign currency transactions .......             --              --          (36,347)       (499,650)       (372,191)
                                         ------------------------------------------------------------------------------
      Net realized gain (loss) ........     24,686,332      93,670,542         (229,426)    (27,689,978)      2,718,229
Net unrealized (depreciation) on:
 Investments ..........................   (114,230,527)    (58,097,205)      (8,381,265)    (32,987,790)     (7,245,483)
 Translation of assets and liabilities
  denominated in foreign currencies ...             --              --               --              --        (100,044)
                                         ------------------------------------------------------------------------------
      Net unrealized depreciation .....   (114,230,527)    (58,097,205)      (8,381,265)    (32,987,790)     (7,345,527)
                                         ------------------------------------------------------------------------------
Net realized and unrealized gain loss .    (89,544,195)     35,573,337       (8,610,691)    (60,677,768)     (4,627,298)
                                         ------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ............  $ (69,459,764)  $  44,937,987    $  (7,007,279)  $ (56,371,657)  $    (737,065)
                                         ------------------------------------------------------------------------------

* Includes non-controlled affiliated issuer in the amount of $255,193.

+ Net of foreign taxes of $38,811, $445,131, $32,708 and $183,011 for the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, and the Templeton Global Asset Allocation Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                  TEMPLETON
                                                                    GLOBAL                        TEMPLETON
                                                    TEMPLETON       INCOME       TEMPLETON      INTERNATIONAL      TEMPLETON
                                                     GLOBAL       SECURITIES    INTERNATIONAL      SMALLER          PACIFIC
                                                   GROWTH FUND       FUND        EQUITY FUND    COMPANIES FUND    GROWTH FUND
                                                  ---------------------------------------------------------------------------
Investment income:+
 Dividends .....................................  $ 19,581,841   $        243   $ 31,699,971     $    933,588    $  4,230,810
 Interest ......................................     4,859,793     12,503,384     10,196,096           95,262          52,701
                                                  ---------------------------------------------------------------------------
      Total investment income ..................    24,441,634     12,503,627     41,896,067        1,028,850       4,283,511
                                                  ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     6,409,332        959,858      8,900,761          259,908       1,142,027
 Administrative fees (Note 3) ..................            --             --             --           45,867              --
 Custodian fees ................................       269,500         57,636        634,000           27,731          87,500
 Reports to shareholders .......................       104,500         24,000        159,300            2,250          26,000
 Professional fees .............................        29,900          8,900         49,800            1,900           8,000
 Trustees' fees and expenses ...................         4,600          1,400          7,300               50             850
 Other .........................................         3,682          2,961         25,789               58           7,214
                                                  ---------------------------------------------------------------------------
      Total expenses ...........................     6,821,514      1,054,755      9,776,950          337,764       1,271,591
                                                  ---------------------------------------------------------------------------
       Net investment income ...................    17,620,120     11,448,872     32,119,117          691,086       3,011,920
                                                  ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................    75,957,066     (3,425,137)    24,331,207       (2,302,755)    (24,293,928)
  Foreign currency transactions ................       196,827     (2,195,341)      (325,036)         (31,341)        144,285
                                                  ---------------------------------------------------------------------------
      Net realized gain (loss) .................    76,153,893     (5,620,478)    24,006,171       (2,334,096)    (24,149,643)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................   (33,429,013)     6,156,507      3,813,638       (2,246,892)     (1,884,835)
  Translation of assets and liabilities
   denominated in foreign currencies ...........            --       (736,758)            --           22,578          81,252
                                                  ---------------------------------------------------------------------------
      Net unrealized appreciation (depreciation)   (33,429,013)     5,419,749      3,813,638       (2,224,314)     (1,803,583)
                                                  ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ........    42,724,880       (200,729)    27,819,809       (4,558,410)    (25,953,226)
                                                  ---------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 60,345,000   $ 11,248,143   $ 59,938,926     $ (3,867,324)   $(22,941,306)
                                                  ---------------------------------------------------------------------------


+ Net of foreign taxes of $1,986,307, $3,957,832, $117,899 and $355,098 for the
Templeton Global Growth Fund, Templeton International Equity Fund, the Templeton International Smaller Companies Fund and the Templeton Pacific Growth Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                      U.S.
                                                   GOVERNMENT      VALUE
                                                   SECURITIES    SECURITIES     ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                      FUND          FUND*       FUND - 2000    FUND - 2005    FUND - 2010
                                                  -----------------------------------------------------------------------
Investment income:
 Dividends .....................................  $         --  $     26,282   $         --   $         --   $         --
 Interest ......................................    49,026,676        26,594      7,174,486      4,958,805      5,265,740
                                                  -----------------------------------------------------------------------
      Total investment income ..................    49,026,676        52,876      7,174,486      4,958,805      5,265,740
                                                  -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ......................     3,530,641        17,968        639,490        498,204        552,900
 Administrative fees (Note 3) ..................            --         4,433             --             --             --
 Custodian fees ................................         7,184            33          1,062          1,223            886
 Reports to shareholders .......................        74,069           450         10,627          8,756          9,681
 Professional fees .............................        25,721         1,619          4,986          4,295          4,526
 Trustees' fees and expenses ...................         5,051            20            706            551            610
 Other .........................................        34,751           177         11,858         10,626         11,935
                                                  -----------------------------------------------------------------------
      Total expenses ...........................     3,677,417        24,700        668,729        523,655        580,538
      Expenses waived/paid by affiliate (Note 3)            --            --       (261,500)      (205,730)      (226,405)
                                                  -----------------------------------------------------------------------
       Net expenses ............................     3,677,417        24,700        407,229        317,925        354,133
                                                  -----------------------------------------------------------------------
        Net investment income ..................    45,349,259        28,176      6,767,257      4,640,880      4,911,607
                                                  -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....     2,808,941       (90,040)     1,752,805        454,474      2,320,295
 Net unrealized appreciation (depreciation) on
 investments ...................................     3,506,133      (402,388)    (1,138,823)     4,293,862      4,482,254
                                                  -----------------------------------------------------------------------
Net realized and unrealized gain (loss) ........     6,315,074      (492,428)       613,982      4,748,336      6,802,549
                                                  -----------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .....................  $ 51,664,333  $   (464,252)  $  7,381,239   $  9,389,216   $ 11,714,156
                                                  -----------------------------------------------------------------------

* For the period May 1, 1998 (effective date) to December 31, 1998.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                GLOBAL
                                                                             HEALTH CARE
                                                                              SECURITIES
                                                   CAPITAL GROWTH FUND           FUND      GLOBAL UTILITIES SECURITIES FUND
                                             -------------------------------------------------------------------------------
                                                  1998             1997          1998*           1998               1997
                                             -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................  $   1,514,533   $     538,149   $    25,087   $    33,039,638   $    42,454,900
  Net realized gain (loss) from
   investments and foreign
   currency transactions ..................     (3,325,719)        (58,087)     (261,450)       80,008,445        61,850,100
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies .....................     31,691,954      11,235,806       875,993        (5,715,083)      150,455,147
                                             -------------------------------------------------------------------------------
      Net increase in net assets
       resulting from operations ..........     29,880,768      11,715,868       639,630       107,333,000       254,760,147
 Distributions to shareholders from:
  Net investment income ...................       (539,187)       (109,761)           --       (42,481,848)      (54,348,880)
  Net realized gains ......................             --              --            --       (61,944,426)      (75,198,357)
                                             -------------------------------------------------------------------------------
 Total distributions to shareholders ......       (539,187)       (109,761)           --      (104,426,274)     (129,547,237)
 Capital share transactions (Note 2) ......     82,255,070      53,082,169     8,350,695      (146,055,631)     (197,599,129)
                                             -------------------------------------------------------------------------------
      Net increase (decrease) in net assets    111,596,651      64,688,276     8,990,325      (143,148,905)      (72,386,219)
Net assets:
 Beginning of year ........................    109,354,987      44,666,711            --     1,129,904,101     1,202,290,320
                                             -------------------------------------------------------------------------------
 End of year ..............................  $ 220,951,638   $ 109,354,987   $ 8,990,325   $   986,755,196   $ 1,129,904,101
                                             -------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of year .............................  $   1,509,991   $     534,645   $    25,087   $    32,999,590   $    42,429,889
                                             -------------------------------------------------------------------------------


* For the period May 1, 1998 (effective date) to December 31, 1998.



                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                         GROWTH AND INCOME FUND             HIGH INCOME FUND              INCOME SECURITIES FUND
                                    -----------------------------------------------------------------------------------------------
                                          1998             1997           1998           1997             1998             1997
                                    -----------------------------------------------------------------------------------------------
Increase (decrease) in net
assets:
 Operations:
  Net investment income             $   44,009,803   $   42,540,625   $ 48,463,944   $ 44,024,339   $   90,721,586   $  102,082,393
  Net realized gain from
   investments
   and foreign currency
   transactions                        119,155,296      102,492,523     11,863,739      2,599,594       21,750,117       24,171,050
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies                    (59,404,856)     149,143,638    (53,325,986)     2,724,359      (93,203,950)      88,386,427
                                    -----------------------------------------------------------------------------------------------
      Net increase in net
       assets resulting from
       operations                      103,760,243      294,176,786      7,001,697     49,348,292       19,267,753      214,639,870
 Distributions to shareholders
 from:
  Net investment income                (43,569,458)     (39,059,424)   (44,113,847)   (37,006,747)    (102,762,930)     (99,613,761)
  Net realized gains                  (102,500,145)     (37,881,070)    (2,617,950)    (1,213,933)     (24,268,308)     (21,398,124)
                                    -----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders                        (146,069,603)     (76,940,494)   (46,731,797)   (38,220,680)    (127,031,238)    (121,011,885)
 Capital share transactions
 (Note 2)                               22,576,507       43,250,826     (9,697,227)    38,812,695     (113,183,247)     (37,500,786)
                                    -----------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets                      (19,732,853)     260,487,118    (49,427,327)    49,940,307     (220,946,732)      56,127,199
Net assets:
 Beginning of year                   1,338,476,126    1,077,989,008    496,035,832    446,095,525    1,406,786,619    1,350,659,420
                                    -----------------------------------------------------------------------------------------------
 End of year                        $1,318,743,273   $1,338,476,126   $446,608,505   $496,035,832   $1,185,839,887   $1,406,786,619
                                    -----------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year                       $   43,273,575   $   42,883,458   $ 48,138,649   $ 44,013,099   $   82,921,968   $  102,009,670
                                    -----------------------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                               MUTUAL DISCOVERY                MUTUAL SHARES
                                              MONEY MARKET FUND                SECURITIES FUND                 SECURITIES FUND
                                      ---------------------------------------------------------------------------------------------
                                            1998            1997            1998            1997            1998            1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $  19,603,887   $  20,721,147   $   4,620,204   $   2,280,806   $  12,337,999   $   4,433,846
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...........           (371)             --     (11,326,928)      3,239,880      (9,502,532)      4,245,422
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ..............             --              --     (12,566,983)     11,417,973      (8,967,243)     25,039,574
                                      ---------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets resulting from
       operations ..................     19,603,516      20,721,147     (19,273,707)     16,938,659      (6,131,776)     33,718,842
 Distributions to shareholders from:
  Net investment income ............    (19,603,516)    (20,721,147)     (3,306,778)        (49,403)     (5,124,853)        (87,831)
  Net realized gains ...............             --              --      (3,076,305)             --      (4,478,333)             --
                                      ---------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................    (19,603,516)    (20,721,147)     (6,383,083)        (49,403)     (9,603,186)        (87,831)
 Capital share transactions
 (Note 2) ..........................     46,891,619     (41,480,674)     51,660,205     166,345,776     110,391,317     326,479,399
                                      ---------------------------------------------------------------------------------------------
      Net increase (decrease) in
       net assets ..................     46,891,619     (41,480,674)     26,003,415     183,235,032      94,656,355     360,110,410
Net assets:
 Beginning of year .................    367,449,139     408,929,813     198,652,762      15,417,730     387,787,332      27,676,922
                                      ---------------------------------------------------------------------------------------------
 End of year .......................  $ 414,340,758   $ 367,449,139   $ 224,656,177   $ 198,652,762   $ 482,443,687   $ 387,787,332
                                      ---------------------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of year ......................  $          --   $          --   $   4,105,301   $   2,888,764   $  11,568,707   $   4,591,164
                                      ---------------------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                            NATURAL RESOURCES                REAL ESTATE                         RISING
                                             SECURITIES FUND                SECURITIES FUND                  DIVIDENDS FUND
                                      ---------------------------------------------------------------------------------------------
                                            1998         1997             1998           1997             1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $     751,162   $     936,102   $  20,084,431   $  13,879,598   $   9,364,650   $   8,597,527
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............    (16,988,914)     (6,076,012)     24,686,332       9,523,858      93,670,542     105,385,082
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................     (1,662,177)    (13,803,725)   (114,230,527)     50,445,063     (58,097,205)     80,215,085
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
 net assets resulting from
 operations ........................    (17,899,929)    (18,943,635)    (69,459,764)     73,848,519      44,937,987     194,197,694
 Distributions to shareholders from:
  Net investment income ............       (946,913)     (1,423,769)    (15,362,062)    (10,951,988)     (8,600,227)     (9,956,520)
  Net realized gains ...............           --              --        (9,509,537)     (5,229,900)   (105,391,578)    (17,001,263)
                                      -------------   -------------   -------------   -------------   -------------   -------------
 Total distributions to
 shareholders ......................       (946,913)     (1,423,769)    (24,871,599)    (16,181,888)   (113,991,805)    (26,957,783)
 Capital share transactions
 (Note 2) ..........................    (10,150,422)    (14,286,871)    (63,932,493)     60,166,437      40,625,030      15,634,172
                                      -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
 net assets ........................    (28,997,264)    (34,654,275)   (158,263,856)    117,833,068     (28,428,788)    182,874,083
Net assets:
 Beginning of year .................     74,924,310     109,578,585     440,554,263     322,721,195     780,297,784     597,423,701
                                      -------------   -------------   -------------   -------------   -------------   -------------
 End of year .......................  $  45,927,046   $  74,924,310   $ 282,290,407   $ 440,554,263   $ 751,868,996   $ 780,297,784
                                      =============   =============   =============   =============   =============   =============
Undistributed net investment income
  included in net assets:
  End of year ......................  $     727,057   $     940,017   $  18,909,704   $  14,187,335   $   9,359,456   $   8,595,033
                                      =============   =============   =============   =============   =============   =============


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                                   TEMPLETON                      TEMPLETON
                                                 SMALL CAP FUND        DEVELOPING MARKETS EQUITY FUND  GLOBAL ASSET ALLOCATION FUND
                                      ---------------------------------------------------------------------------------------------
                                               1998          1997            1998           1997            1998          1997
                                      --------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............. $   1,603,412   $     154,966   $   4,306,111   $   5,379,345   $   3,890,233  $   3,416,577
  Net realized gain (loss) from
 investments and foreign
 currency transactions ...............      (229,426)     25,783,381     (27,689,978)     14,814,772       2,718,229      3,506,166
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ..................    (8,381,265)     14,228,539     (32,987,790)    (53,104,360)     (7,345,527)     1,145,033
                                       -------------   -------------   -------------   -------------   -------------  -------------
      Net increase (decrease) in
 net assets resulting from
 operations ..........................    (7,007,279)     40,166,886     (56,371,657)    (32,910,243)       (737,065)     8,067,776
 Distributions to shareholders from:
  Net investment income ..............      (201,399)       (573,457)     (7,007,398)     (3,987,427)     (3,274,568)    (1,548,504)
  Net realized gains .................   (25,854,889)     (6,796,191)    (22,786,132)     (6,324,884)     (3,894,373)      (446,684)
                                       -------------   -------------   -------------   -------------   -------------  -------------
 Total distributions to
 shareholders ........................   (26,056,288)     (7,369,648)    (29,793,530)    (10,312,311)     (7,168,941)    (1,995,188)
 Capital share transactions
 (Note 2) ............................    35,061,886     109,695,331     (31,081,577)     50,804,184      (3,826,198)    31,055,108
                                       -------------   -------------   -------------   -------------   -------------  -------------
      Net increase (decrease) in
 net assets ..........................     1,998,319     142,492,569    (117,246,764)      7,581,630     (11,732,204)    37,127,696
Net assets:
 Beginning of year ...................   313,461,539     170,968,970     279,680,051     272,098,421      93,401,822     56,274,126
                                       -------------   -------------   -------------   -------------   -------------  -------------
 End of year ......................... $ 315,459,858   $ 313,461,539   $ 162,433,287   $ 279,680,051   $  81,669,618  $  93,401,822
                                       =============   =============   =============   =============   =============  =============

Undistributed net investment income
  included in net assets:
  End of year ........................ $   1,532,535   $     160,082   $   3,107,117   $   4,921,147   $   2,772,913  $   2,954,949
                                       =============   =============   =============   =============   =============  =============


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                             TEMPLETON GLOBAL           TEMPLETON GLOBAL                 TEMPLETON INTERNATIONAL
                                               GROWTH FUND            INCOME SECURITIES FUND                   EQUITY FUND
                                      ---------------------------------------------------------------------------------------------
                                           1998          1997            1998           1997            1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $ 17,620,120   $ 17,575,343   $ 11,448,872   $  14,187,376   $   32,119,117   $    36,435,795
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............    76,153,893     73,768,401     (5,620,478)       (228,933)      24,006,171        71,056,314
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................   (33,429,013)    (9,386,358)     5,419,749      (9,238,900)       3,813,638        24,358,754
                                      ------------   ------------   ------------   -------------   --------------   ---------------
      Net increase in net
 assets resulting from
 operations ........................    60,345,000     81,957,386     11,248,143       4,719,543       59,938,926       131,850,863
 Distributions to shareholders from:
  Net investment income ............   (20,206,508)   (11,070,041)   (12,370,027)    (14,522,463)     (34,702,026)      (32,476,317)
  Net realized gains ...............   (73,600,973)    (3,690,014)          --              --        (69,708,108)      (49,797,020)
                                      ------------   ------------   ------------   -------------   --------------   ---------------
 Total distributions to
 shareholders ......................   (93,807,481)   (14,760,055)   (12,370,027)    (14,522,463)    (104,410,134)      (82,273,337)
 Capital share transactions
 (Note 2) ..........................    22,098,260    111,369,857    (32,953,553)    (26,903,375)    (161,058,239)        3,752,649
                                      ------------   ------------   ------------   -------------   --------------   ---------------
      Net increase (decrease) in
 net assets ........................   (11,364,221)   178,567,188    (34,075,437)    (36,706,295)    (205,529,447)       53,330,175
Net assets:
 Beginning of year .................   758,444,575    579,877,387    185,016,174     221,722,469    1,161,429,549     1,108,099,374
                                      ------------   ------------   ------------   -------------   --------------   ---------------
 End of year .......................  $747,080,354   $758,444,575   $150,940,737   $ 185,016,174   $  955,900,102   $ 1,161,429,549
                                      ============   ============   ============   =============   ==============   ===============
Undistributed net investment
  income included in net assets:
  End of year ......................  $ 14,679,029   $ 17,068,595   $  4,943,426   $  11,163,308   $   30,263,329   $    33,171,270
                                      ============   ============   ============   =============   ==============   ===============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                          TEMPLETON INTERNATIONAL          TEMPLETON PACIFIC               U.S. GOVERNMENT
                                          SMALLER COMPANIES FUND              GROWTH FUND                  SECURITIES FUND
                                      ---------------------------------------------------------------------------------------------
                                               1998          1997         1998           1997            1998          1997
                                      ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............  $     691,086   $   770,264   $   3,011,920   $   5,575,047   $ 45,349,259     $  50,859,278
  Net realized gain (loss) from
 investments and foreign
 currency transactions .............     (2,334,096)      573,090     (24,149,643)      5,990,468      2,808,941            84,959
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................     (2,224,314)   (2,404,379)     (1,803,583)   (112,006,306)     3,506,133        18,636,570
                                      -------------   -----------   -------------   -------------   ------------     -------------
      Net increase (decrease) in
 net assets resulting from
 operations ........................     (3,867,324)   (1,061,025)    (22,941,306)   (100,440,791)    51,664,333        69,580,807
 Distributions to shareholders from:
  Net investment income ............       (741,651)     (155,776)     (5,322,439)     (5,815,823)   (50,958,932)      (42,870,826)
  Net realized gains ...............       (858,571)         --        (1,619,542)           --             --                --
                                      -------------   -----------   -------------   -------------   ------------     -------------
 Total distributions to
 shareholders ......................     (1,600,222)     (155,776)     (6,941,981)     (5,815,823)   (50,958,932)      (42,870,826)
 Capital share transactions
 (Note 2) ..........................     (1,733,715)   17,162,468     (36,751,143)    (85,098,729)   (54,957,919)     (105,483,057)
                                      -------------   -----------   -------------   -------------   ------------     -------------
      Net increase (decrease) in
 net assets ........................     (7,201,261)   15,945,667     (66,634,430)   (191,355,343)   (54,252,518)      (78,773,076)
Net assets:
 Beginning of year .................     32,200,705    16,255,038     165,403,815     356,759,158    765,084,441       843,857,517
                                      -------------   -----------   -------------   -------------   ------------     -------------
 End of year .......................  $  24,999,444   $32,200,705   $  98,769,385   $ 165,403,815   $710,831,923     $ 765,084,441
                                      =============   ===========   =============   =============   ============     =============
Undistributed net investment
 income included in net assets:
  End of year ......................  $     620,960   $     716,993 $        --     $   1,603,896   $  45,248,069    $  50,857,742
                                      =============   ============= =============   =============   =============    =============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                              VALUE
                                                                          SECURITIES FUND          ZERO COUPON FUND - 2000
                                                                         ----------------------------------------------------
                                                                               1998*                1998            1997
                                                                         ----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................     $      28,176      $   6,767,257      $   7,759,046
  Net realized gain (loss) from investments .........................           (90,040)         1,752,805          1,248,982
  Net unrealized depreciation on investments ........................          (402,388)        (1,138,823)          (926,957)
                                                                          -------------      -------------      -------------
      Net increase (decrease) in net assets resulting from operations          (464,252)         7,381,239          8,081,071
 Distributions to shareholders from:
  Net investment income .............................................              --           (7,809,331)        (8,152,085)
  Net realized gains ................................................              --           (1,249,416)          (184,468)
                                                                          -------------      -------------      -------------
 Total distributions to shareholders ................................              --           (9,058,747)        (8,336,553)
 Capital share transactions (Note 2) ................................         9,477,723        (16,430,117)       (17,695,009)
                                                                          -------------      -------------      -------------
      Net increase (decrease) in net assets .........................         9,013,471        (18,107,625)       (17,950,491)
Net assets:
 Beginning of year ..................................................              --          111,650,451        129,600,942
                                                                          -------------      -------------      -------------
 End of year ........................................................     $   9,013,471      $  93,542,826      $ 111,650,451
                                                                          =============      =============      =============
Undistributed net investment income included in net assets:
 End of year ........................................................     $      28,176      $   6,716,921      $   7,759,277
                                                                          =============      =============      =============


*   For the period May 1, 1998 (effective date) to December 31, 1998.

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                    ZERO COUPON FUND - 2005           ZERO COUPON FUND  - 2010
                                                                ------------------------------------------------------------------
                                                                       1998           1997               1998             1997
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................     $  4,640,880      $  4,790,147      $  4,911,607      $  4,883,560
  Net realized gain from investments ......................          454,474         1,112,714         2,320,295         1,001,612
  Net unrealized appreciation on investments ..............        4,293,862         2,363,992         4,482,254         6,324,375
                                                                ------------      ------------      ------------      ------------
      Net increase in net assets resulting from operations         9,389,216         8,266,853        11,714,156        12,209,547
 Distributions to shareholders from:
  Net investment income ...................................       (4,795,119)       (4,939,956)       (4,888,749)       (4,878,501)
  Net realized gains ......................................       (1,109,296)          (17,170)         (676,395)          (39,001)
                                                                ------------      ------------      ------------      ------------
 Total distributions to shareholders ......................       (5,904,415)       (4,957,126)       (5,565,144)       (4,917,502)
 Capital share transactions (Note 2) ......................        3,707,073        (8,617,685)        1,851,397          (593,065)
                                                                ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets ...............        7,191,874        (5,307,958)        8,000,409         6,698,980
Net assets:
 Beginning of year ........................................       77,295,511        82,603,469        85,514,726        78,815,746
                                                                ------------      ------------      ------------      ------------
 End of year ..............................................     $ 84,487,385      $ 77,295,511      $ 93,515,135      $ 85,514,726
                                                                ============      ============      ============      ============
Undistributed net investment income included in net assets:
 End of year ..............................................     $  4,635,667      $  4,789,906      $  4,906,277      $  4,883,419
                                                                ============      ============      ============      ============

                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Global Health Care Securities Fund, the Templeton Global Income Securities Fund and the Value Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North America (Allianz Life) and its affiliates. The Funds and their investment objectives are:

CAPITAL GROWTH                                         GROWTH AND INCOME
-------------------------------------------------------------------------------------------
Capital Growth Fund                                    Global Utilities Securities Fund
Global Health Care Securities Fund                     Growth and Income Fund
Mutual Discovery Securities Fund                       Income Securities Fund
Natural Resources Securities Fund                      Mutual Shares Securities Fund
Small Cap Fund                                         Real Estate Securities Fund
Templeton Developing Markets Equity Fund               Rising Dividends Fund
Templeton Global Growth Fund                           Templeton Global Asset Allocation Fund
Templeton International Equity Fund                    Value Securities Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

CURRENT INCOME                     CAPITAL PRESERVATION AND INCOME
----------------------------------------------------------------
High Income Fund                   Money Market Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Fund - 2000
Zero Coupon Fund - 2005
Zero Coupon Fund - 2010


Effective May 1, 1998, the name of the Utility Equity Fund changed to the Global Utilities Securities Fund. The portfolio's investment objectives and other policies did not change.

Effective May 1, 1998, the Global Health Care Securities Fund and the Value Securities Fund commenced operations.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees (the Board).

Securities in the Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interests. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1998, all outstanding repurchase agreements held by the Funds had been entered into on that date.

d. FORWARD EXCHANGE CONTRACTS

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein are included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

e. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by the Funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

f. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in selling securities short, which obligates the Funds to replace a security borrowed with the same security at current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replaces the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Money Market Fund, distributions from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

FRANKLIN VALUEMARK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

h. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

During the year ended December 31, 1998, the Trust offered a single class of shares, Class 1. Effective January 6, 1999, the Funds (except the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005 and the Zero Coupon Fund - 2010) began offering a new class of shares, Class 2. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                       CAPITAL GROWTH FUND      GLOBAL HEALTH CARE SECURITIES FUND*
                                                    --------------------------------------------------------------
                                                     SHARES           AMOUNT            SHARES        AMOUNT
                                                    --------------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   9,664,745      $140,653,465        1,315,108    $12,754,095
 Shares issued in reinvestment of distributions       37,058           539,187               --             --
 Shares redeemed ...............................  (4,111,363)      (58,937,582)        (475,618)    (4,403,400)
                                                  ------------------------------------------------------------
 Net increase (decrease) .......................   5,590,440      $ 82,255,070          839,490    $ 8,350,695
                                                  ------------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................   7,609,203      $ 95,467,235
 Shares issued in reinvestment of distributions        8,739           109,761
 Shares redeemed ...............................  (3,398,734)      (42,494,827)
 Net increase (decrease) .......................   4,219,208      $ 53,082,169
                                                  ----------------------------


                                                GLOBAL UTILITIES SECURITIES FUND
                                                ---------------------------------
                                                     SHARES           AMOUNT
                                                -------------------------------
Year ended December 31, 1998
 Shares sold ...................................    2,621,862     $  52,650,625
 Shares issued in reinvestment of distributions     5,388,353       104,426,274
 Shares redeemed ...............................  (15,318,738)     (303,132,530)
                                                   ----------------------------
 Net increase (decrease) .......................   (7,308,523)    $(146,055,631)
                                                   ----------------------------
Year ended December 31, 1997
 Shares sold ...................................    1,963,946     $  36,229,864
 Shares issued in reinvestment of distributions     7,553,775       129,547,236
 Shares redeemed ...............................  (20,093,040)     (363,376,229)
                                                   ---------------------------
 Net increase (decrease) .......................  (10,575,319)    $(197,599,129)
                                                   ----------------------------

                                                   GROWTH AND   INCOME FUND          HIGH INCOME FUND
                                                     SHARES        AMOUNT           SHARES       AMOUNT
                                                 ---------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   9,617,417     $198,201,953     12,350,296   $169,850,148
 Shares issued in reinvestment of distributions    7,392,186      146,069,603      3,423,575     46,731,797
 Shares redeemed ............................... (15,929,952)    (321,695,049)   (16,477,344)  (226,279,172)
                                                 ----------------------------------------------------------
 Net increase (decrease) .......................   1,079,651     $ 22,576,507       (703,473)  $ (9,697,227)
                                                 ----------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................  11,852,804     $227,366,997     15,001,724   $213,493,612
 Shares issued in reinvestment of distributions    4,094,758       76,940,493      2,802,103     38,220,680
 Shares redeemed ............................... (13,651,515)    (261,056,664)   (14,990,766)  (212,901,597)
                                                 ----------------------------------------------------------
 Net increase (decrease) .......................   2,296,047     $ 43,250,826      2,813,061   $ 38,812,695
                                                 ----------------------------------------------------------


                                                   INCOME SECURITIES FUND
                                                    SHARES       AMOUNT
                                                ---------------------------
Year ended December 31, 1998
 Shares sold ..................................   5,561,398    $ 97,914,458
 Shares issued in reinvestment of distributions   7,512,196     127,031,238
 Shares redeemed .............................. (19,594,845)   (338,128,943)
 Net increase (decrease) ......................  (6,521,251)  $(113,183,247)
Year ended December 31, 1997
 Shares sold ..................................   8,990,147    $157,499,453
 Shares issued in reinvestment of distributions   7,246,221     121,011,885
 Shares redeemed .............................. (18,135,171)   (316,012,124)
 Net increase (decrease) ......................  (1,898,803)   $(37,500,786)
                                                ---------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                 MUTUAL DISCOVERY
                                                                MONEY MARKET FUND                SECURITIES FUND
                                                          SHARES              AMOUNT          SHARES        AMOUNT
                                                      ------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................     748,602,052        $748,602,052      7,041,503    $ 90,113,407
 Shares issued in reinvestment of distributions ..      19,603,629          19,603,629        482,835       6,383,083
 Shares redeemed .................................    (721,314,062)       (721,314,062)    (3,946,113)    (44,836,285)
                                                      ---------------------------------------------------------------
 Net increase ....................................      46,891,619        $ 46,891,619      3,578,225    $ 51,660,205
                                                      ---------------------------------------------------------------
Year ended December 31, 1997
 Shares sold .....................................     748,100,457        $748,100,457     17,092,095    $192,828,736
 Shares issued in reinvestment of distributions ..      20,721,280          20,721,280          4,419          49,403
 Shares redeemed .................................    (810,302,411)       (810,302,411)    (2,280,587)    (26,532,363)
                                                      ---------------------------------------------------------------
 Net increase (decrease) .........................     (41,480,674)       $(41,480,674)    14,815,927    $166,345,776
                                                      ---------------------------------------------------------------


                                                          MUTUAL SHARES
                                                          SECURITIES FUND
                                                      SHARES          AMOUNT
                                                  --------------------------
Year ended December 31, 1998
 Shares sold ...................................  12,012,852     $150,206,617
 Shares issued in reinvestment of distributions      760,950        9,603,186
 Shares redeemed ...............................  (4,280,005)     (49,418,486)
                                                  ---------------------------
 Net increase ..................................   8,493,797     $110,391,317
                                                  ---------------------------
Year ended December 31, 1997
 Shares sold ...................................  31,512,828     $353,477,935
 Shares issued in reinvestment of distributions        7,793           87,831
 Shares redeemed ...............................  (2,353,072)     (27,086,367)
                                                  ---------------------------
 Net increase (decrease) .......................  29,167,549     $326,479,399
                                                  ---------------------------

                                                      NATURAL RESOURCES                REAL ESTATE
                                                       SECURITIES FUND                SECURITIES FUND
                                                     ------------------------------------------------------
                                                     SHARES         AMOUNT          SHARES        AMOUNT
                                                     ------------------------------------------------------
Year ended December 31, 1998
 Shares sold ...................................   3,505,454     $36,314,081      1,938,333    $ 46,066,967
 Shares issued in reinvestment of distributions       91,844         946,913      1,117,322      24,871,599
 Shares redeemed ...............................  (4,685,716)    (47,411,416)    (6,098,998)   (134,871,059)
                                                  ---------------------------------------------------------
 Net increase (decrease) .......................  (1,088,418)   $(10,150,422)    (3,043,343)$   (63,932,493)
                                                  ---------------------------------------------------------
Year ended December 31, 1997
 Shares sold ...................................   3,255,526     $44,002,036      5,979,601    $139,175,365
 Shares issued in reinvestment of distributions      107,292       1,423,769        722,405      16,181,889
 Shares redeemed ...............................  (4,466,321)    (59,712,676)    (4,062,121)    (95,190,817)
                                                  ---------------------------------------------------------
 Net increase (decrease) .......................  (1,103,503)   $(14,286,871)     2,639,885    $ 60,166,437
                                                  ---------------------------------------------------------


                                                            RISING
                                                        DIVIDENDS FUND
                                                   -------------------------
                                                     SHARES         AMOUNT
                                                   -------------------------
 Shares sold ...................................   10,051,992    $190,031,986
 Shares issued in reinvestment of distributions     6,443,856     113,991,805
 Shares redeemed ...............................  (14,609,606)   (263,398,761)
                                                  ---------------------------
 Net increase (decrease) .......................    1,886,242    $ 40,625,030
                                                  ---------------------------
Year ended December 31, 1997
 Shares sold ...................................    9,172,221    $162,728,294
 Shares issued in reinvestment of distributions     1,563,677      26,957,783
 Shares redeemed ...............................   (9,887,381)   (174,051,905)
                                                  ---------------------------
 Net increase (decrease) .......................      848,517    $ 15,634,172
                                                  ---------------------------


                                                                                       TEMPLETON DEVELOPING
                                                                    SMALL CAP FUND              MARKETS EQUITY FUND
                                                            -----------------------------------------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                            -----------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................          10,354,452     $146,238,628      6,171,249     $ 49,413,698
 Shares issued in reinvestment of distributions ..           1,866,496       26,056,288      4,042,542       29,793,530
 Shares redeemed .................................         (10,047,779)    (137,233,030)   (13,892,294)    (110,288,805)
                                                           ------------------------------------------------------------
 Net increase (decrease) .........................          2,173,169     $ 35,061,886     (3,678,503    $ (31,081,577)
                                                           ------------------------------------------------------------
Year ended December 31, 1997 .....................
 Shares sold .....................................          15,767,713     $223,364,294     10,816,139    $ 137,500,694
 Shares issued in reinvestment of distributions ..             542,684        7,369,648        774,197       10,312,311
 Shares redeemed .................................          (8,440,306)    (121,038,611)    (7,874,889)     (97,008,821)
                                                           ------------------------------------------------------------
 Net increase ....................................          7,870,091     $109,695,331      3,715,447     $ 50,804,184
                                                           ------------------------------------------------------------



                                                       TEMPLETON GLOBAL ASSET
                                                          ALLOCATION FUND
                                                    ---------------------------
                                                        SHARES         AMOUNT
                                                    ---------------------------
Year ended December 31, 1998
 Shares sold .....................................     1,163,365    $15,880,669
 Shares issued in reinvestment of distributions ..       556,595      7,168,941
 Shares redeemed .................................    (2,081,709)   (26,875,808)
                                                     --------------------------
 Net increase (decrease) .........................      (361,749)   $(3,826,198)
                                                     --------------------------
Year ended December 31, 1997
 Shares sold .....................................     2,863,159    $38,251,762
 Shares issued in reinvestment of distributions ..       149,676      1,995,188
 Shares redeemed .................................      (673,877)    (9,191,842)
                                                     --------------------------
 Net increase ....................................     2,338,958    $31,055,108
                                                     --------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            TEMPLETON                      TEMPLETON GLOBAL
                                                        GLOBAL GROWTH FUND              INCOME SECURITIES FUND
                                                     ---------------------------------------------------------
                                                       SHARES          AMOUNT          SHARES           AMOUNT
                                                     ---------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................   6,659,421      $103,474,286        884,521   $  11,354,195
 Shares issued in reinvestment of distributions ..   6,496,363        93,807,481      1,004,061      12,370,027
 Shares redeemed .................................  (12,002,187)    (175,183,507)    (4,428,598)    (56,677,775)
                                                    -----------------------------------------------------------
 Net increase (decrease) .........................    1,153,597     $ 22,098,260     (2,540,016)   $(32,953,553)
                                                    -----------------------------------------------------------
Year ended December 31, 1997
 Shares sold .....................................   13,313,319     $200,497,392      1,379,330     $18,167,921
 Shares issued in reinvestment of distributions ..      971,695       14,760,055      1,145,305      14,522,463
 Shares redeemed .................................   (6,882,077)    (103,887,590)    (4,546,864)    (59,593,759)
 Net increase (decrease) .........................    7,402,937     $111,369,857     (2,022,229)   $(26,903,375)
                                                    -----------------------------------------------------------


                                                                 TEMPLETON
                                                           INTERNATIONAL EQUITY FUND
                                                          ---------------------------
                                                           SHARES             AMOUNT
                                                         ----------------------------
Year ended December 31, 1998
 Shares sold ....................................       6,071,020        $  98,428,488
 Shares issued in reinvestment of distributions ..       6,374,245          104,410,134
 Shares redeemed .................................     (22,907,488)        (363,896,861)
                                                       --------------------------------
 Net increase (decrease) .........................     (10,462,223)       $(161,058,239)
                                                       --------------------------------
Year ended December 31, 1997
 Shares sold .....................................      18,290,362         $299,526,246
 Shares issued in reinvestment of distributions ..       5,084,879           82,273,337
 Shares redeemed .................................     (23,047,242)        (378,046,934)
                                                       --------------------------------
 Net increase (decrease) .........................         327,999           $3,752,649
                                                       --------------------------------

                                                                 TEMPLETON
                                                            INTERNATIONAL SMALLER                  TEMPLETON
                                                                COMPANIES FUND                  PACIFIC GROWTH FUND
                                                      ---------------------------------------------------------------------
                                                       SHARES                 AMOUNT          SHARES            AMOUNT
                                                      ---------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold .....................................    1,335,385           $13,968,902       12,315,500      $ 91,136,520
 Shares issued in reinvestment of distributions ..      147,758             1,600,222        1,116,074         6,941,981
 Shares redeemed .................................   (1,687,180)          (17,302,839)     (18,106,232)     (134,829,644)
                                                     ----------------------------------------------------------------------
 Net decrease ....................................     (204,037)          $(1,733,715)      (4,674,658)     $(36,751,143)
                                                     ----------------------------------------------------------------------
Year Ended December 31, 1997
 Shares sold .....................................    2,609,483           $30,517,402        6,602,123      $ 85,539,550
 Shares issued in reinvestment of distributions ..       13,269               155,776          396,714         5,815,823
 Shares redeemed .................................   (1,145,466)          (13,510,710)     (13,342,125)     (176,454,102)
                                                     ----------------------------------------------------------------------
 Net increase (decrease) .........................    1,477,286           $17,162,468       (6,343,288)     $(85,098,729)
                                                     ----------------------------------------------------------------------

                                                           U.S. GOVERNMENT
                                                           SECURITIES FUND
                                                    ---------------------------
                                                       SHARES        AMOUNT
                                                    ---------------------------
Year ended December 31, 1998
 Shares sold .....................................     10,470,243   $144,337,382
 Shares issued in reinvestment of distributions ..      3,808,590     50,958,932
 Shares redeemed .................................    (18,034,303)  (250,254,233)
                                                     ----------------------------
 Net decrease ....................................     (3,755,470)  $(54,957,919)
                                                     ----------------------------
Year Ended December 31, 1997
 Shares sold .....................................      6,114,131   $ 83,399,898
 Shares issued in reinvestment of distributions ..      3,245,331     42,870,826
 Shares redeemed .................................    (17,077,659)  (231,753,781)
                                                     ----------------------------
 Net increase (decrease) .........................     (7,718,197) $(105,483,057)
                                                     ----------------------------

                                                           VALUE SECURITIES FUND*              ZERO COUPON FUND - 2000
                                                          -----------------------------------------------------------------------
                                                            SHARES        AMOUNT             SHARES               AMOUNT
                                                          -----------------------------------------------------------------------
Year ended December 31, 1998
 Shares sold ........................................     1,367,931    $11,279,710           646,397         $  9,539,377
 Shares issued in reinvestment of distributions                  --             --           637,042            9,058,747
 Shares redeemed ....................................      (211,139)    (1,801,987)       (2,343,411)         (35,028,241)
                                                          -------------------------------------------------------------------
 Net increase (decrease) ............................     1,156,792    $ 9,477,723        (1,059,972)        $(16,430,117)
                                                          -------------------------------------------------------------------
Year ended December 31, 1997
 Shares sold ........................................                                        510,404          $ 7,615,267
 Shares issued in reinvestment of distributions .....                                        575,729            8,336,552
 Shares redeemed ....................................                                     (2,241,078)         (33,646,828)
                                                                                          -----------------------------------
 Net decrease .......................................                                     (1,154,945)        $(17,695,009)
                                                                                          -----------------------------------

                                                        ZERO COUPON FUND - 2005
                                                       ----------------------------
                                                        SHARES            AMOUNT
                                                       ----------------------------
Year ended December 31, 1998
 Shares sold ........................................      977,903      $16,942,756
 Shares issued in reinvestment of distributions            357,194        5,904,415
 Shares redeemed ....................................   (1,107,098)     (19,140,098)
                                                       ----------------------------
 Net increase (decrease) ............................      227,999      $ 3,707,073
                                                       ----------------------------
Year ended December 31, 1997
 Shares sold ........................................      597,716      $ 9,749,533
 Shares issued in reinvestment of distributions .....      315,539        4,957,126
 Shares redeemed ....................................   (1,431,881)     (23,324,344)
                                                       ----------------------------
 Net decrease .......................................     (518,626)     $(8,617,685)
                                                       ----------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        ZERO COUPON FUND - 2010
                                                        -----------------------
                                                         SHARES        AMOUNT
                                                        -----------------------
Year ended December 31, 1998
 Shares sold .....................................    2,622,702     $48,365,327
 Shares issued in reinvestment of distributions ..      314,060       5,565,143
 Shares redeemed .................................   (2,825,253)    (52,079,073)
                                                     --------------------------
 Net increase ....................................      111,509     $ 1,851,397
                                                     --------------------------
Year ended December 31, 1997
 Shares sold .....................................    1,745,371     $28,766,689
 Shares issued in reinvestment of distributions ..      313,017       4,917,502
 Shares redeemed .................................   (2,100,095)    (34,277,256)
                                                     --------------------------
 Net decrease ....................................      (41,707)    $  (593,065)
                                                     --------------------------


*For the period May 1, 1998 (effective date) to December 31, 1998.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                          AFFILIATION
        ---------------------------------------------------------------------------
        Franklin Templeton Services, Inc. (FT Services)                 Administrative manager
        Franklin Advisers, Inc. (Advisers)                              Investment manager
        Franklin Advisory Services, Inc. (Advisory Services)            Investment manager
        Franklin Mutual Advisers, Inc. (Franklin Mutual)                Investment manager
        Templeton Asset Management Ltd. (TAML)                          Investment manager
        Templeton Global Advisors Ltd. (TGAL)                           Investment manager
        Templeton Investment Counsel, Inc. (TICI)                       Investment manager
        Franklin/Templeton Investor Services, Inc. (Investor Services)  Transfer Agent


The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Capital Growth Fund, the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, the Templeton Pacific Growth Fund, and the Value Securities Fund as follows:

       ANNUALIZED FEE RATE  DAILY NET ASSETS
       -------------------------------------
            .625%        First $100 million
            .50%         over $100 million, up to and including $250 million
            .45%         over $250 million, up to and including $10 billion


Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of the Fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        ANNUALIZED FEE RATE  DAILY NET ASSETS
        -------------------------------------
            1.00%        First $100 million
             .90%        over $100 million, up to and including $250 million
             .80%        over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives fees from Advisers based on the average daily net assets of each Fund.

The Capital Growth Fund and the Small Cap Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:


        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .75%                   First $500 million
            .625%                  over $500 million, up to and including $1 billion
            .50%                   over $1 billion


The Global Health Care Securities Fund and Value Securities Fund pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
             .60%                  First $200 million
             .50%                  over $200 million, up to and including $1.3 billion
             .40%                  over $1.3 billion


The Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

      ANNUALIZED FEE RATE          DAILY NET ASSETS
      ---------------------------------------------
            .75%                   First $500 million
            .625%                  over $500 million, up to and including $1 billion
            .50%                   over $1 billion


The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            1.00%                  First $100 million
             .90%                  over $100 million, up to and including $250 million
             .80%                  over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .65%                   First $200 million
            .585%                  over $200 million, up to and including $1.3 billion
            .52%                   over $1.3 billion


Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .85%                   First $200 million
            .765%                  over $200 million, up to and including $1.3 billion
            .68%                   over $1.3 billion

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each Fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund pay administrative fees to FT Services based on the average daily net assets of each Fund as follows:

        ANNUALIZED FEE RATE        DAILY NET ASSETS
        -------------------------------------------
            .15%                   First $200 million
            .135%                  over $200 million, up to and including $700 million
            .10%                   over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Advisers agreed in advance to waive the management fees for the Money Market Fund, the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005, and the Zero Coupon Fund - 2010, through December 31, 1998, as noted in the Statements of Operations.

Distribution plans are included in the management agreements of the Funds. No payments were made by any Fund as a result of the plans.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.


4. INCOME TAXES

At December 31, 1998, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                          GLOBAL
                                           CAPITAL      HEALTH CARE         MONEY       MUTUAL DISCOVERY    MUTUAL SHARES
                                         GROWTH FUND   SECURITIES FUND    MARKET FUND   SECURITIES FUND    SECURITIES FUND
                                         ---------------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2000 ...............................     $       --    $      --          $  418        $        --        $       --
 2001 ...............................             --           --             523                 --                --
 2002 ...............................             --           --           7,568                 --                --
 2004 ...............................          52,275          --             --                  --                --
 2005 ...............................          72,043          --             --                  --                --
 2006 ...............................       3,304,340      239,954            371         12,201,956         9,766,336
                                           ---------------------------------------------------------------------------
                                           $3,428,658     $239,954         $8,880        $12,201,956        $9,766,336
                                           ---------------------------------------------------------------------------

                                        NATURAL RESOURCES
                                         SECURITIES FUND
                                         ---------------
 2000 ...............................  $        --
 2001 ...............................           --
 2002 ...............................           --
 2004 ...............................      146,066
 2005 ...............................    3,313,053
 2006 ...............................   14,821,804
                                       -----------
                                       $18,280,923
                                       -----------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

                                          TEMPLETON                             TEMPLETON
                                          DEVELOPING            TEMPLETON       INTERNATIONAL      TEMPLETON
                                            MARKETS           GLOBAL INCOME         SMALLER         PACIFIC
                                          EQUITY FUND         SECURITIES FUND   COMPANIES FUND    GROWTH FUND
                                          ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2002 ..................................   $        --           $       --         $       --    $        --
 2003 ..................................            --            1,035,267                 --             --
 2005 ..................................            --                   --                 --             --
 2006 ..................................    21,632,762                   --          2,543,971     24,460,805
                                           ------------------------------------------------------------------
                                           $21,632,762           $1,035,267         $2,543,971    $24,460,805
                                           ------------------------------------------------------------------



                                            U.S. GOVERNMENT         VALUE
                                            SECURITIES FUND    SECURITIES FUND
                                            ----------------------------------
Capital loss carryovers expiring in:
 2002 ..................................      $11,604,729         $  --
 2003 ..................................          826,481            --
 2005 ..................................          169,754            --
 2006                                                  --          64,007
                                              ---------------------------
                                              $12,600,964         $64,007
                                              ---------------------------

At December 31, 1998, the following Funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1998. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

                                                                      TEMPLETON              TEMPLETON
MUTUAL DISCOVERY    MUTUAL SHARES    NATURAL RESOURCES   SMALL CAP   DEVELOPING MARKETS      GLOBAL ASSET
SECURITIES FUND     SECURITIES FUND  SECURITIES FUND        FUND        EQUITY FUND          ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------
  $812,344           $187,467        $5,103,017          $542,078     $7,956,080              $1,267,941


   TEMPLETON      TEMPLETON
 GLOBAL INCOME     PACIFIC             VALUE
 SECURITIES FUND   GROWTH FUND    SECURITIES FUND
-------------------------------------------------
 $3,913,734         $217,089       $7,486

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

At December 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                                  GLOBAL
                                                   CAPITAL      HEALTH CARE    GLOBAL UTILITIES     GROWTH AND          HIGH
                                                 GROWTH FUND  SECURITIES FUND  SECURITIES FUND      INCOME FUND      INCOME FUND
                                                 -------------------------------------------------------------------------------
Investments at cost ..........................   $175,741,424   $8,341,106     $777,543,181       $1,074,294,598     $470,804,786
                                                 --------------------------------------------------------------------------------
Unrealized appreciation ......................     49,774,320    1,091,375      227,578,820          287,053,376       11,535,188
Unrealized depreciation ......................     (4,955,714)    (236,878)     (29,870,849)         (42,162,982)     (43,902,212)
                                                 --------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...   $ 44,818,606    $ 854,497     $197,707,971       $  244,890,394     $(32,367,024)
                                                 --------------------------------------------------------------------------------


                                                                      MUTUAL                           NATURAL        REAL ESTATE
                                                      INCOME        DISCOVERY      MUTUAL SHARES      RESOURCES        SECURITIES
                                                 SECURITIES FUND  SECURITIES FUND  SECURITIES FUND  SECURITIES FUND       FUND
                                                 ---------------------------------------------------------------------------------
Investments at cost ..........................   $1,091,074,246    $218,469,434    $461,755,822    $ 56,261,477       $263,035,403
                                                 ---------------------------------------------------------------------------------
Unrealized appreciation ......................      182,286,142      21,829,765      52,429,218       2,541,006         34,420,668
Unrealized depreciation ......................     (109,573,318)    (22,785,541)    (33,393,897)    (12,756,075)       (18,351,064)
                                                 ---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ...   $   72,712,824    $   (955,776)   $ 19,035,321    $(10,215,069)      $ 16,069,604
                                                 ---------------------------------------------------------------------------------

                                                                                     TEMPLETON        TEMPLETON
                                                        RISING                       DEVELOPING     GLOBAL ASSET    TEMPLETON
                                                       DIVIDENDS      SMALL CAP        MARKETS       ALLOCATION   GLOBAL GROWTH
                                                         FUND            FUND        EQUITY FUND        FUND          FUND
                                                     ---------------------------------------------------------------------------
Investments at cost ...............................  $581,130,657    $307,405,881    $235,244,643    $82,288,215    $697,688,443
                                                     ---------------------------------------------------------------------------
Unrealized appreciation ...........................   209,282,281      63,912,068      14,946,397     10,184,177     156,671,182
Unrealized depreciation ...........................   (37,234,136)    (47,651,721)    (88,306,086)   (11,370,446)   (111,111,502)
                                                     ---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........  $172,048,145    $ 16,260,347    $(73,359,689)  $(1,186,269)    $ 45,559,680
                                                     ---------------------------------------------------------------------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

                                                                                      TEMPLETON                         U.S.
                                                        TEMPLETON      TEMPLETON     INTERNATIONAL    TEMPLETON      GOVERNMENT
                                                      GLOBAL INCOME   INTERNATIONAL     SMALLER        PACIFIC       SECURITIES
                                                     SECURITIES FUND   EQUITY FUND   COMPANIES FUND   GROWTH FUND      FUND
                                                     ---------------------------------------------------------------------------
Investments at cost ...............................   $145,477,766    $796,642,373     $28,505,946   $173,769,693   $689,553,989
                                                      --------------------------------------------------------------------------
Unrealized appreciation ...........................     5,214,267      284,020,124       3,666,164      4,494,062     30,080,582
Unrealized depreciation ...........................    (2,414,175)    (121,524,973)     (7,190,785)   (78,193,879)      (891,431)
                                                      --------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........   $ 2,800,092     $162,495,151     $(3,524,621)  $(73,699,817)  $ 29,189,151
                                                      --------------------------------------------------------------------------

                                                                      VALUE         ZERO COUPON     ZERO COUPON     ZERO COUPON
                                                                  SECURITIES FUND  FUND - 2000      FUND - 2005      FUND - 2010
                                                                  --------------------------------------------------------------
Investments at cost .................................               $9,638,340      $88,607,680     $71,204,140      $73,456,189
                                                                  --------------------------------------------------------------
Unrealized appreciation .............................                  630,480        4,980,585      13,390,351       20,191,036
Unrealized depreciation .............................               (1,051,415)              --              --               --
                                                                  --------------------------------------------------------------
Net unrealized appreciation (depreciation) ..........              $  (420,935)     $ 4,980,585     $13,390,351      $20,191,036
                                                                  --------------------------------------------------------------



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1998 were as follows:

                                                              GLOBAL
                                             CAPITAL         HEALTH CARE       GLOBAL UTILITIES     GROWTH AND         HIGH
                                           GROWTH FUND     SECURITIES FUND*    SECURITIES FUND     INCOME FUND     INCOME FUND
                                           -----------------------------------------------------------------------------------
Purchases ..............................   $83,963,247       $8,350,468           $345,990,937     $345,845,538   $194,867,824
Sales ..................................   $14,984,784       $1,538,637           $569,441,686     $420,710,446   $203,682,362

                                              INCOME        MUTUAL DISCOVERY    MUTUAL SHARES    NATURAL RESOURCES  REAL ESTATE
                                           SECURITIES FUND   SECURITIES FUND    SECURITIES FUND  SECURITIES FUND    SECURITIES FUND
                                           ----------------------------------------------------------------------------------------
Purchases ..............................   $153,409,105         $182,577,184      $393,391,211      $38,212,231       $ 47,342,473
Sales ..................................   $273,993,364         $226,345,216      $258,543,897      $47,971,600       $109,718,566

                                                                              TEMPLETON
                                                                              DEVELOPING     TEMPLETON          TEMPLETON
                                               RISING         SMALL CAP        MARKETS     GLOBAL ASSET       GLOBAL GROWTH
                                            DIVIDENDS FUND       FUND        EQUITY FUND   ALLOCATION FUND        FUND
                                            --------------------------------------------------------------------------
Purchases ..............................     $200,557,881    $170,640,706   $ 70,250,809   $44,586,774        $227,707,490
Sales ..................................     $266,149,791    $154,234,535   $102,356,111   $45,975,579        $223,605,870

                                                                                TEMPLETON                      U.S.
                                              TEMPLETON         TEMPLETON      INTERNATIONAL    TEMPLETON    GOVERNMENT
                                            GLOBAL INCOME     INTERNATIONAL      SMALLER         PACIFIC     SECURITIES
                                           SECURITIES FUND    EQUITY FUND     COMPANIES FUND   GROWTH FUND      FUND
                                           -------------------------------------------------------------------------
Purchases ..............................    $134,227,237      $ 54,558,359     $5,279,351      $14,613,597   $224,436,050
Sales ..................................    $170,505,788      $130,992,436     $6,714,347      $51,871,766   $291,443,353

                                                                 VALUE         ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                            SECURITIES FUND    FUND - 2000    FUND - 2005    FUND - 2010
                                                            ------------------------------------------------------------
Purchases .............................................         $9,461,629     $17,945,900     $3,063,330    $13,934,098
Sales .................................................         $1,003,722     $44,461,447     $5,908,354    $17,745,411


*For the period May 1, 1998 (effective date) to December 31, 1998.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (CONT.)

Transactions in call options written during the period ended December 31, 1998 were as follows:





MUTUAL DISCOVERY SECURITIES FUND

                                                NUMBER OF
                                                CONTRACTS        PREMIUM
                                                ------------------------
     Options outstanding at December 31, 1997 .     --           $    --
     Options written ..........................      9             1,346
     Options expired ..........................     --                --
     Options closed ...........................     --                --
     Options exercised ........................     --                --
                                                ------------------------
     Options outstanding at December 31, 1998 .      9            $1,346
                                                ------------------------


MUTUAL SHARES SECURITIES FUND

                                                  NUMBER OF
                                                  CONTRACTS      PREMIUM
                                                  ----------------------
     Options outstanding at December 31, 1997 .      --           $    --
     Options written ...........................     12            1,795
     Options expired ...........................     --               --
     Options closed ............................     --               --
     Options exercised .........................     --               --
                                                  ----------------------
     Options outstanding at December 31, 1998 ..     12           $1,795
                                                  ----------------------

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the Funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1998, the Funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

MUTUAL DISCOVERY SECURITIES FUND

                                                                                   IN                               UNREALIZED
               CONTRACTS TO SELL                                              EXCHANGE FOR     SETTLEMENT DATE      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
   4,001,767   British Pound .........................................     U.S.$ 6,658,941       5/20/99            U.S.$  21,361
     858,070   British Pound .........................................           1,452,632       1/20/99                   25,994
     181,897   Canadian Dollar .......................................             123,354       1/13/99                    4,927
  24,031,159   Danish Krone ..........................................           3,869,752       4/27/99                   81,887
   4,650,080   Dutch Guilder .........................................           2,500,043       3/17/99                   12,930
  15,741,776   French Franc ..........................................           2,863,066       1/19/99                   42,350
  12,354,985   French Franc ..........................................           2,218,130       2/11/99                    1,791
1,998,595,445  Italian Lira ..........................................           1,235,865       4/02/99                   18,272
   2,277,014   New Zealand Dollar ....................................           1,225,512       2/17/99                   21,887
     906,057   Norwegian Krone .......................................             122,000       3/10/99                    3,784
 121,171,307   Spanish Peseta ........................................             879,327       1/19/99                   23,345
  65,092,418   Swedish Krona .........................................           8,354,822       3/18/99                  296,835
  29,738,334   Swedish Krona .........................................           3,696,451       2/17/99                   19,987
  17,022,073   Swedish Krona .........................................           2,185,314       4/19/99                   75,032
   8,592,405   Swedish Krona .........................................           1,072,549       3/15/99                    9,027
   1,065,217   Swedish Krona .........................................             136,847       1/21/99                    5,309
   6,142,559   Swiss Franc ...........................................           4,534,929       3/10/99                   31,253
                                                                                 ---------                                 ------
                                                                           U.S.$43,129,534                          U.S.$ 695,971
                                                                               -----------                          -------------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL DISCOVERY SECURITIES FUND (CONT.)

                                                                            IN                                      UNREALIZED
                   CONTRACTS TO BUY                                   EXCHANGE FOR           SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     1,424,115     British Pound ..................................  U.S. $ 2,344,275            1/20/99          U.S. $    23,476
     7,389,580     Canadian Dollar ................................         4,776,317            1/13/99                    34,757
       793,945     Danish Krone ...................................           124,560            4/27/99                       584
    23,937,428     French Franc ...................................         4,279,661            1/19/99                     9,607
 4,637,703,355     Italian Lira ...................................         2,746,160            4/02/99                    79,241
       300,000     New Zealand Dollar .............................           156,201            2/17/99                     2,378
                                                                          -----------                                  -----------
                                                                     U.S. $14,427,174                             U.S. $   150,043
                                                                          -----------                                  -----------
Unrealized gain on forward foreign currency contracts .............                                               U.S. $   846,014
                                                                                                                       -----------

                   CONTRACTS TO SELL
-------------------------------------------------------------------
     2,118,309     Australian Dollar ..............................  U.S. $ 1,259,589            1/06/99          U.S. $   (39,761)
   118,478,225     Belgian Franc ..................................         3,425,049            1/12/99                   (23,934)
    14,779,941     British Pound ..................................        23,973,064            1/20/99                  (600,236)
     7,852,937     Canadian Dollar ................................         5,094,940            1/13/99                   (17,808)
     4,767,834     Dutch Guilder ..................................         2,537,229            2/10/99                    (8,527)
    10,330,365     Finnish Markka .................................         2,025,165            2/03/99                   (18,536)
    44,708,803     French Franc ...................................         7,840,899            1/27/99                  (173,605)
    22,664,983     French Franc ...................................         3,792,668            1/19/99                  (268,595)
16,200,879,697     Italian Lira ...................................         9,327,150            4/02/99                  (542,744)
   194,232,686     Japanese Yen ...................................         1,694,013            3/23/99                   (46,964)
    16,583,945     Norwegian Krone ................................         2,119,950            3/10/99                   (43,813)
    64,324,619     Portugese Escudo ...............................           374,766            3/17/99                    (3,407)
                                                                          -----------                                  -----------
                                                                     U.S. $63,464,482                             U.S. $(1,787,930)
                                                                          -----------                                  -----------
                   CONTRACTS TO BUY
-------------------------------------------------------------------
     1,572,608     Australian Dollar ..............................  U.S.   $ 995,292            1/06/99          U.S. $   (30,670)
       871,138     British Pound ..................................         1,459,475            1/20/99                   (11,112)
       379,465     British Pound ..................................           634,769            5/20/99                    (5,365)
     7,723,500     Danish Krone ...................................         1,220,429            4/27/99                    (3,027)
    10,403,550     Norwegian Krone ................................         1,368,345            3/10/99                   (10,959)
                                                                          -----------                                  -----------
                                                                     U.S. $ 5,678,310                             U.S. $   (61,133)
                                                                          -----------                                  -----------
Unrealized loss on forward foreign currency contracts .............                                                     (1,849,063)
                                                                                                                        ----------
      Net unrealized loss on forward foreign currency contracts ...                                               U.S. $(1,003,049)
                                                                                                                       -----------

MUTUAL SHARES SECURITIES FUND

                                                                            IN                                      UNREALIZED
                   CONTRACTS TO SELL                                  EXCHANGE FOR           SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     4,628,544     British Pound ..................................  U.S. $ 7,701,897            5/20/99          U.S.   $ 24,707
       271,399     British Pound ..................................           452,951            6/18/99                    2,924
       265,000     British Pound ..................................           442,020            1/20/99                    1,428
    13,367,244     Canadian Dollar ................................         8,882,775            1/29/99                  179,540
     5,190,062     Dutch Guilder ..................................         2,790,356            3/17/99                   14,432
    32,069,148     French Franc ...................................         5,757,477            2/11/99                    4,650
    21,552,387     French Franc ...................................         3,867,963            1/19/99                    6,063
     2,203,476     French Franc ...................................           399,260            2/26/99                    3,705
   995,378,319     Italian Lira ...................................           611,770            4/02/99                    5,362
    18,005,166     Spanish Peseta .................................           127,551            1/19/99                      359
    34,047,868     Swedish Krona ..................................         4,250,033            3/15/99                   35,771
    31,199,959     Swedish Krona ..................................         4,004,615            3/18/99                  142,278
    22,259,585     Swedish Krona ..................................         2,882,439            4/19/99                  122,845
    11,000,000     Swedish Krona ..................................         1,364,697            2/17/99                    4,798
     3,330,461     Swiss Franc ....................................         2,455,187            3/10/99                   13,319
                                                                          -----------                                    --------
                                                                     U.S. $45,990,991                             U.S.   $562,181
                                                                          -----------                                    --------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL SHARES SECURITIES FUND (CONT.)

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO BUY                                      EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
     1,200,000     British Pound .....................................  U.S. $ 1,980,060         5/20/99          U.S.   $ 10,335
       232,983     British Pound .....................................           380,927         1/20/99                    6,433
     8,771,175     Canadian Dollar ...................................         5,672,981         1/29/99                   37,818
     6,984,525     Finnish Markka ....................................         1,379,109         2/03/99                    2,670
 1,889,660,721     Italian Lira ......................................         1,062,683         4/02/99                   88,544
                                                                             -----------                                ---------
                                                                        U.S. $10,475,760                          U.S.   $145,800
                                                                             -----------                                ---------
Net unrealized gain on offsetting forward foreign currency contracts .                                                     50,154
                                                                                                                        ---------
   Unrealized gain on forward foreign currency contracts .............                                            U.S.   $758,135
                                                                                                                        ---------

                   CONTRACTS TO SELL
----------------------------------------------------------------------
     8,948,435     British Pound .....................................  U.S. $14,514,361         1/20/99          U.S.  $(363,412)
     1,343,045     Dutch Guilder .....................................           714,709         2/10/99                   (2,402)
    16,683,518     Finnish Markka ....................................         3,270,637         2/03/99                  (29,936)
    10,686,679     French Franc ......................................         1,788,266         1/19/99                 (126,644)
     5,114,831     French Franc ......................................           897,024         1/27/99                  (19,861)
 7,048,009,404     Italian Lira ......................................         4,064,062         4/02/99                 (229,722)
                                                                             -----------                                ---------
                                                                        U.S. $25,249,059                          U.S.  $(771,977)
                                                                             -----------                                ---------

                   CONTRACTS TO BUY
----------------------------------------------------------------------
       750,000     British Pound .....................................  U.S. $ 1,245,413         5/20/99          U.S.  $  (1,416)
       229,946     British Pound .....................................           385,570         1/20/99                   (3,258)
       968,788     Finnish Markka ....................................           192,986         2/03/99                   (1,326)
                                                                             -----------                                ---------
                                                                        U.S. $ 1,823,969                          U.S.  $  (6,000)
                                                                             -----------                                ---------
Net unrealized loss on offsetting forward foreign currency contracts .                                                    (26,620)
                                                                                                                        ---------
   Unrealized loss on forward foreign currency contracts .............                                                   (804,597)
                                                                                                                        ---------
      Net unrealized loss on forward foreign currency contracts ......                                            U.S.  $ (46,462)
                                                                                                                        ---------

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO SELL                                       EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
       125,000     British Pound ...................................    U.S.    $209,250          1/29/99         U.S. $    1,481

                   CONTRACTS TO SELL
--------------------------------------------------------------------
       225,000     British Pound ...................................    U.S.    $371,700          1/25/99         U.S. $   (2,317)
                                                                                                                       ----------
      Net unrealized loss on forward foreign currency contracts ....                                              U.S. $     (836)
                                                                                                                       ----------

TEMPLETON GLOBAL INCOME SECURITIES FUND

                                                                               IN                                   UNREALIZED
                   CONTRACTS TO SELL                                     EXCHANGE FOR        SETTLEMENT DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
       900,000     British Pound ...................................    U.S.  $1,506,600        01/29/99          U.S.    $10,712

                   CONTRACTS TO SELL
--------------------------------------------------------------------
     1,825,000     British Pound ...................................    U.S.  $3,014,900        01/25/99          U.S.   $(18,845)
                                                                                                                         --------
      Net unrealized loss on forward foreign currency contracts ....                                              U.S.   $ (8,133)
                                                                                                                         --------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 94.9% and 29.5%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1998 the High Income Fund held defaulted securities with a value aggregating $1,925,625 representing .4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The High Income Fund has investments in excess of 10% of its total net assets in the Consumer Services and Telecommunications industries. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31,1998 are as follows:

  PRINCIPAL
AMOUNTS/SHARES ISSUER                                                         ACQUISITION DATE         COST              VALUE
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES FUND
  $ 175,000    CMS Energy Corp., 7.75%, cvt. pfd. (1.05% of Net Assets) ....       6/18/97           $8,750,000        $10,325,000
                                                                                                                       -----------
HIGH INCOME FUND
 $7,800,000    International Wireless Communications, senior disc.
               note, 8/15/01 (.15% of Net Assets) ..........................       8/09/96           $3,965,050        $  682,500
                                                                                                                       -----------
INCOME SECURITIES FUND
  $ 160,000    CMS Energy Corp., 7.75%, cvt. pfd. (.80% of Net Assets) .....       6/18/97           $8,000,000        $ 9,440,000
                                                                                                                       -----------
MUTUAL DISCOVERY SECURITIES FUND
        615    Golden Ocean Group Ltd., wts., 8/31/01 ......................       8/25/97           $      375        $        --
     94,000    Laser Mortgage Management, Inc. .............................      11/26/97            1,410,000            511,125
     11,745    Security Capital European Realty ............................       4/08/98              234,900            234,900
                                                                                                                       -----------
 Total Restricted Securities (.33% of Net Assets) ..........................                                           $   746,725
                                                                                                                       -----------
MUTUAL SHARES SECURITIES FUND
      1,120    Golden Ocean Group Ltd., wts., 8/31/01 ......................       8/25/97           $    1,611        $        --
    215,000    Laser Mortgage Management Inc. ..............................      11/26/97            3,225,000          1,169,062
     23,055    Security Capital European Realty ............................      11/02/98              461,100            461,100
                                                                                                                       -----------
 Total Restricted Securities (.34% of Net Assets) ..........................                                           $ 1,630,162
                                                                                                                       -----------
REAL ESTATE SECURITIES FUND
    866,067    Pacific Retail Trust (3.28% of Net Assets) ..................  8/30/96-4/30/97        $9,791,134        $ 9,249,595
                                                                                                                       -----------

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (continued)


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at December 31, 1998 were as follows:

                                        NUMBER OF                                      NUMBER OF
                                      SHARES HELD AT        GROSS        GROSS       SHARES HELD AT       VALUE AT      DIVIDEND
NAME OF ISSUER                     BEGINNING OF PERIOD    ADDITIONS    REDUCTIONS     END OF PERIOD    END OF PERIOD     INCOME
--------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Candlewood Hotel Co. Inc. .....          650,000                --         --            650,000        $ 3,412,500       None

RISING DIVIDENDS FUND
West Co. Inc. .................          172,900           611,400         --            784,300        $27,989,706     $255,193


10. LENDING OF PORTFOLIO SECURITIES

The Small Cap Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $298,185 for the period ended December 31, 1998. The value of the loaned securities was $7,875,252 at December 31, 1998.


11. OTHER CONSIDERATIONS

Advisers, as the High Income Fund and the Income Securities Fund manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, Advisers serves on the credit committees for International Wireless Communications. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of this information.

FRANKLIN VALUEMARK FUNDS
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN VALUEMARK FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Valuemark Funds, (hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 4, 1999

FRANKLIN VALUEMARK FUNDS
Tax Information

Under Section 852(b)(3)C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1998:

                                                                   CAPITAL GAINS
                                                                   20% RATE GAIN
                                                                   -------------
        Global Utilities Securities Fund ..............             $ 73,661,402
        Growth and Income Fund Fund ...................              115,134,923
        High Income Fund ..............................               11,999,469
        Income Securities Fund ........................               28,954,072
        Real Estate Securities Fund ...................               23,903,974
        Rising Dividends Fund .........................               85,244,094
        Small Cap Fund ................................                  220,650
        Templeton Global Asset Allocation Fund ........                4,579,385
        Templeton Global Growth Fund ..................               72,351,509
        Templeton International Equity Fund ...........               22,477,825
        Zero Coupon Funds - 2000 ......................                1,717,748
        Zero Coupon Funds - 2005 ......................                  454,474
        Zero Coupon Funds - 2010 ......................                1,744,159

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1998.

                                                   HIGH       INCOME
  CAPITAL      GROWTH AND     GLOBAL UTILITIES    INCOME    SECURITIES    MUTUAL DISCOVERY
GROWTH FUND    INCOME FUND    SECURITIES FUND      FUND        FUND       SECURITIES FUND
------------------------------------------------------------------------------------------
  100.00%        50.69%            50.82%          .55%       25.21%           14.35%

                       NATURAL                            RISING
 MUTUAL SHARES        RESOURCES         REAL ESTATE      DIVIDENDS
SECURITIES FUND    SECURITIES FUND    SECURITIES FUND      FUND
------------------------------------------------------------------
     70.47%             30.19%            14.07%           60.34%

                TEMPLETON        TEMPLETON
SMALL CAP     GLOBAL ASSET        GLOBAL
  FUND       ALLOCATION FUND    GROWTH FUND
-------------------------------------------
  5.86%           3.43%            9.22%

FVF *A98

                        SUPPLEMENT DATED JANUARY 15, 1999
                      TO THE PROSPECTUSES DATED MAY 1, 1998
                                       OF
                      FRANKLIN(R) VALUEMARK(R) II, III & IV
                       FLEXIBLE PAYMENT VARIABLE ANNUITIES
                       ALLIANZ LIFE VARIABLE ACCOUNT B AND
                        PREFERRED LIFE VARIABLE ACCOUNT C

I. YEAR 2000 Allianz Life and Preferred Life have initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on either Allianz Life's or Preferred Life's financial position or results of operations. Allianz Life and Preferred Life believe they have taken steps that are reasonably designed to address the potential failure of computer systems used by their service providers and to ensure their year 2000 program is completed on a timely basis.

II. The shares of Franklin Valuemark Funds, in which the Contracts invest, have been renamed as Class 1 shares. No other changes were made to the Class 1 shares.

III. The following changes are made to the sections entitled "Trust Annual Expenses" or "Franklin Valuemark Funds' Annual Expenses" in the prospectus:

  a) The following chart restates information about certain Portfolios, as indicated below:

                                              MANAGEMENT                           TOTAL
                                             AND PORTFOLIO           OTHER         ANNUAL
   PORTFOLIO                              ADMINISTRATION FEES      EXPENSES       EXPENSES
------------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000(5) .....              .60%                .03%           .63%
   Zero Coupon Fund - 2005(5) .....              .62%                .03%           .65%
   Zero Coupon Fund - 2010(5) .....              .62%                .03%           .65%

  b) The footnotes are restated as follows:

   (4)For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   (5)For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

  c) The Examples for certain Portfolios are restated, as indicated below:

   FRANKLIN VALUEMARK II EXAMPLES

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 64          $ 89          $118          $246
   Zero Coupon Fund - 2005 ...          $ 64          $ 89          $119          $248
   Zero Coupon Fund - 2010 ...          $ 64          $ 89          $119          $248

   If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 22          $ 67          $114          $246
   Zero Coupon Fund - 2005 ...          $ 22          $ 67          $115          $248
   Zero Coupon Fund - 2010 ...          $ 22          $ 67          $115          $248

   FRANKLIN VALUEMARK III EXAMPLES

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 73          $ 89          $118          $246
   Zero Coupon Fund - 2005 ...          $ 73          $ 89          $118          $248
   Zero Coupon Fund - 2010 ...          $ 73          $ 89          $118          $248

   If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 22          $ 67          $114          $246
   Zero Coupon Fund - 2005 ...          $ 22          $ 67          $115          $248
   Zero Coupon Fund - 2010 ...          $ 22          $ 67          $115          $248

   FRANKLIN VALUEMARK IV EXAMPLES

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your contract at the end of each time period:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 83          $120          $153          $255
   Zero Coupon Fund - 2005 ...          $ 83          $121          $154          $257
   Zero Coupon Fund - 2010 ...          $ 83          $121          $154          $257

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money, if your Contract is not surrendered or is annuitized:

                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 ...          $ 23          $ 69          $119          $255
   Zero Coupon Fund - 2005 ...          $ 23          $ 70          $120          $257
   Zero Coupon Fund - 2010 ...          $ 23          $ 70          $120          $257

                        SUPPLEMENT DATED JANUARY 15, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1998
                                       OF
                         FRANKLIN(R) VALUEMARK(R) FUNDS
                                 CLASS 1 SHARES

I. Beginning December 28, 1998, the Trust has two classes of shares: Class 1 and Class 2. All previously issued shares have been renamed Class 1 shares, and no other changes have been made to Class 1 shares. This prospectus offers only Class 1 shares.

II. The section "General Information" is amended by:

  a) Changing the title "Voting Privileges and Other Rights" to "Trust Organization, Voting Privileges and Rights" and substituting paragraph one with the following discussion:

   The Trust is an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust and is registered with the SEC. The Trust currently offers two classes of shares of each Portfolio: Class 1 and Class 2. All shares purchased before the initial offering of Class 2 shares of a Portfolio on December 28, 1998 are considered Class 1 shares. After that date, all shares will be designated either Class 1 or Class 2. Class 2 shares have a Rule 12b-1 distribution plan and are currently subject to fees of .30% per year of Class 2's average daily net assets which will affect the performance of Class 2 shares. Class 1 shares do not bear any Rule 12b-1 fees. Additional series and classes of shares may be offered in the future.

III. The section "Management" is amended by:

  a) Under "Managers - Manager Services and Fees," adding the following footnote to the expense information table:

   Effective January 1, 1999, Advisers has discontinued its voluntary fee waivers for the Money Fund, Zero Coupon Fund - 2000, Zero Coupon Fund - 2005, Zero Coupon Fund - 2010.

  b) Under "Portfolio Operations," replacing the information for the portfolios listed below with the following, and deleting the biographical information which is no longer relevant:

   Templeton Global Asset Allocation Fund

   The Portfolio is managed by:

   Dale Winner

   Jeffrey Everett

   Sean Farrington

   Beginning January 1, 1999, the Portfolio's investments in debt obligations are managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

   Templeton Global Income Securities Fund

   Beginning January 1, 1999, the Portfolio is managed by a team of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc.

Please note that certain of the Portfolios discussed in the Trust Prospectus may not be currently available in connection with a Contract. You should refer to the prospectus of the specific insurance product that accompanies the Trust prospectus.

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